UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07989

                             Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                             Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

Ultra Short Bond Fund

Low Duration Bond Fund

Intermediate Bond Fund

Total Return Bond Fund

High Yield Bond Fund

Unconstrained Bond Fund

Floating Rate Income Fund

Strategic Income Fund

AlphaTrak 500 Fund

Metropolitan West Funds

Table of Contents	March 31, 2014

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We are pleased to present this Annual Report for the Metropolitan West Funds for the period ended March 31, 2014. With your continued investment in and ongoing sponsorship of the Funds, assets grew to over $34 billion by the end of March 2014. As fund advisor, MetWest appreciates this steady growth not only as an indicator that we continue to meet the portfolio needs of our clients, but as a basis to maintain and enhance the resources of the investment team to deliver returns in all types of market environments.

The March 31, 2014 Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFLX), I Class (MWFIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Coming into 2014, much was made of December’s Federal Reserve (Fed) announcement to begin slowing its purchases of U.S. Treasury and agency mortgage-backed securities (MBS). Would the economy suffer? Would government rates continue their rise that saw the 10-Year U.S. Treasury yield peak at 3.03% to close the year? Would other securities markets face increased volatility or fall back as the Fed withdrew support? Though it seemed rather clear that the ongoing securities purchases were not providing much thrust to the real economy by way of job creation and GDP expansion, it was fairly evident that asset prices were rising through 2013, whether on homes, equities or high yield bonds, to cite a few. Therefore, it has been unsurprising that the Fed was, and is expected to be, resolute in its meeting-by-meeting reduction, bringing what had been an $85 billion monthly buying program down to $55 billion by quarter-end. Meanwhile, the world kept on spinning, offering no shortage of other (potentially adverse) influences in the first quarter. Severe winter weather across much of the U.S. slowed economic activity domestically, China’s growth engine seemed to sputter, and Russia amplified global tensions with its annexation of Crimea.

Despite the uncertainties, capital markets rebounded from a slow start in January to finish the quarter in positive territory. The S&P 500 Index gained 1.8%, reaching new highs throughout the quarter and credit spreads narrowed across investment grade and high yield markets. With the yield on the 10-Year U.S. Treasury falling by approximately 30 basis points since the beginning of the year, the Barclays Aggregate return of 1.8% was nearly enough to overcome the 2% calendar year loss for 2013. So, ironically, it was the U.S.Treasury market that faced the most pronounced spasm of volatility when, following the March Federal Open Markets Committee meeting, new Chair Janet Yellen suggested that a hike to the Fed Funds rate could be in the works as early as six months following the conclusion of the buying program, a date the market interpreted to be in early 2015, sooner than previously priced into the U.S. Treasury curve. The immediate impact was a spike in rate volatility as short U.S. Treasuries sold off, and a sharp one day run-up in 5-Year U.S. Treasury yields. As the quarter came to a close, with the 5-Year largely unchanged and longer rates down 30 to 40 basis points, a much flatter term structure was in place.

Lower interest rates and tighter spreads drove positive returns across non-government fixed income sectors, with down-in-quality outperforming on a continuing quest for yield. High yield credit benefitted from steady inflows during the quarter, gaining 3% and producing 200 basis points of excess return, while emerging market debt recovered from a January setback to post a solid gain for the quarter. Among investment grade sectors, corporates returned nearly 3% as risk premiums fell to near the lows seen in 2007, prior to the financial crisis. Despite increased leverage in the sector, industrial credits outpaced utilities and financials on a duration-adjusted basis. Performance among securitized products was generally favorable outside of agency MBS, which struggled in the first quarter as changing expectations for future Fed policy drove episodic volatility and pushed spreads wider among lower coupon issues. Non-agency residential MBS remained sought-after sources of attractive risk-adjusted yield and commercial MBS were buoyed by strengthening collateral performance. Lastly, asset-backed securities (ABS) backed by student loans were beneficiaries of good demand for short duration, floating rates and a significant degree of government backing.

1 / Annual Report March 2014

The Economy and Market Ahead

Expectations for the economy remain consistent with the past several quarters, continuing the expansion but bearing little evidence of an accelerating pace. While the withdrawal of monetary accommodation would typically presage a slowing, the absence of a sustained breakout – in terms of GDP and job growth - since 2008 argues that the effect has been far more meaningful on asset valuations than the economy. To the contrary, risks accumulated over the prolonged period of stimulus continue to argue for an upward normalization of rates, particularly if inflation appears.

As a result, strategy across the Funds continues to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics such as increased leverage and looser underwriting standards warrant a cautious and selective investment strategy. Interest rate risk is constrained via a shorter-than-Index duration position and selective asset allocation across non-government fixed income sectors. The Funds, where appropriate, retain a constructive view on non-agency residential MBS with an overweight, particularly among floating rate issues which generally offer better total return potential and protection from higher interest rates. ABS and commercial MBS continue to represent a relative overweight, with security selection focused on non-traditional ABS collateral types such as student loans while the emphasis among commercial MBS has shifted to agency-backed issues with some exposure to super-senior tranches of seasoned and de-levered non-agency commercial MBS.

Corporate credit has become less attractive with leverage rising and yield spreads narrowing, thus informing an underweight, particularly among industrial credits. However, financials and utilities continue to represent an overweight as both are somewhat protected from increasing leverage due to regulatory oversight. Outside of the investment grade space, bank loans and high yield corporates remain a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility. In the High Yield Fund, this approach manifests itself in a tilt away from the lower quality and less well-collateralized segments of the market, reducing potential risk as the credit cycle ages.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

Performance across the Funds was generally favorable over the past year, with the defensive duration positioning in the middle part of last year proving beneficial on a relative return basis as rates climbed sharply in the wake of Fed comments regarding asset purchases. While relative performance was favorable, the Funds benefitted from the ongoing allocation to non-agency residential mortgage-backed securities, which continue to fare well in recovering from the 2008 financial crisis, to generate decidedly positive returns compared to broad market indexes, which posted slight losses over the annual reporting period.

With US Treasury rates moving higher over the past six months, particularly for maturities beyond five years, fixed income strategies beyond short duration were challenged to produce positive returns. Relative to the benchmarks for the broadly diversified Funds, notably Total Return, Intermediate and Low Duration, however, outperformance was generated, by (1) a defensive duration profile, (2) an underweight to lagging Government issues, and (3) a continuing emphasis to non-agency residential MBS, which have benefitted from good supply-demand dynamics and ongoing housing market improvement.

The High Yield Fund gained nearly 6% over the year, though an underweight to lower quality issues cost it performance relative to the Index, as liquid markets continue to reward even the most leveraged issuers with richer valuations. Nevertheless, the Fund continues to perform very well from a risk-adjusted standpoint and should be well-poised to capitalize as the credit cycle continues to mature and would-be volatility picks up. Overall, the Fund continues to exhibit favorable default and loss-given-default measures, a sign of solid security selection, which is anticipated to benefit the Fund as the market becomes more discriminating in the quarters ahead.

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Annual Report March 2014 / 2

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

			Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.60%	0.74%	1.99%	6.70%	1.84%	2.30%
Merrill Lynch 1-Year U.S. Treasury Index	0.09%	0.26%	0.33%	0.56%	2.03%	1.98%
MWUIX (Inception: July 31, 2004)	0.91%	0.90%	2.15%	6.92%	–	1.99%
Merrill Lynch 1-Year U.S. Treasury Index	0.09%	0.26%	0.33%	0.56%	–	2.11%

For MWUSX, the total expense ratio is 0.64% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.48% and the net expense ratio is 0.34%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

			Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	1.04%	1.45%	3.19%	7.71%	3.20%	4.33%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.20%	0.38%	0.81%	1.10%	2.48%	3.85%
MWLIX (Inception: March 31, 2000)	1.14%	1.64%	3.35%	7.91%	3.40%	3.93%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.20%	0.38%	0.81%	1.10%	2.48%	3.44%
MWLNX (Inception: September 22, 2009)	0.96%	1.21%	2.97%	–	–	5.56%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.20%	0.38%	0.81%	–	–	1.11%

For MWLDX, the total expense ratio is 0.57% and the net expense ratio is 0.57%. For MWLIX, the total expense ratio is 0.38% and the net expense ratio is 0.38%. For MWLNX, the total expense ratio is 0.77% and the net expense ratio is 0.77%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

			Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.32%	0.80%	4.51%	8.14%	5.18%	5.30%
Barclays U.S. Intermediate Government/Credit Index	0.98%	-0.13%	3.13%	4.18%	3.93%	3.89%
MWIIX (Inception: June 28, 2002)	1.52%	1.02%	4.76%	8.37%	5.41%	6.37%
Barclays U.S. Intermediate Government/Credit Index	0.98%	-0.13%	3.13%	4.18%	3.93%	4.47%

For MWIMX, the total expense ratio is 0.69% and the net expense ratio is 0.65%. For MWIIX, the total expense ratio is 0.48% and the net expense ratio is 0.44%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

			Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.30%	1.07%	5.63%	9.23%	6.30%	7.11%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	3.75%	4.80%	4.46%	5.84%
MWTIX (Inception: March 31, 2000)	2.41%	1.29%	5.86%	9.46%	6.53%	7.03%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	3.75%	4.80%	4.46%	5.65%
MWTNX (Inception: December 18, 2009)	2.21%	0.79%	5.40%	–	–	6.52%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	3.75%	–	–	4.01%
MWTSX (Inception: August 1, 2011)	2.49%	1.30%	–	–	–	5.50%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	–	–	–	2.73%

3 / Annual Report March 2014

For MWTRX, the total expense ratio is 0.61% and the net expense ratio is 0.61%. For MWTIX, the total expense ratio is 0.40% and the net expense ratio is 0.40%. For MWTNX, the total expense ratio is 0.81% and the net expense ratio is 0.81%. For MWTSX, the total expense ratio is 0.40% and the net expense ratio is 0.39%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	5.32%	5.89%	6.22%	15.44%	7.99%	10.42%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.66%	7.53%	8.96%	18.13%	8.67%	10.71%
MWHIX (Inception: March 31, 2003)	5.44%	6.16%	6.48%	15.73%	8.25%	9.46%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.66%	7.53%	8.96%	18.13%	8.67%	9.87%

For MWHYX, the total expense ratio is 0.81% and the net expense ratio is 0.79%. For MWHIX, the total expense ratio is 0.57% and the net expense ratio is 0.54%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	3.05%	3.09%	–	–	–	11.36%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.12%	0.26%	–	–	–	0.36%
MWCIX (Inception: October 1, 2011)	3.26%	3.34%	–	–	–	11.58%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.12%	0.26%	–	–	–	0.36%

For MWCRX, the total expense ratio is 1.35% and the net expense ratio is 0.99%. For MWCIX, the total expense ratio is 1.10% and the net expense ratio is 0.75%.

Metropolitan West Floating Rate Income Fund *

M-Class (MWFLX), I-Class (MWFIX)

	Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFLX (Inception: June 28, 2013)	3.29%	–	–	–	–	5.15%[1]
S&P/LSTA Leveraged Loan Index	2.90%	–	–	–	–	4.15%[1]
MWFIX (Inception: June 28, 2013)	3.39%	–	–	–	–	5.29%[1]
S&P/LSTA Leveraged Loan Index	2.90%	–	–	–	–	4.15%[1]
[1] Non-Annualized; Cumulative return for period June 28, 2013 through March 31, 2014.
* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

For MWFLX, the total expense ratio is 2.30% and the net expense ratio is 0.85%. For MWFIX, the total expense ratio is 2.05% and the net expense ratio is 0.65%.

Annual Report March 2014 / 4

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.13%	2.42%	5.00%	14.53%	3.79%	4.98%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.02%	2.07%	2.08%	2.12%	3.69%	3.65%
MWSIX (Inception: March 31, 2004)	2.40%	2.69%	5.27%	14.82%	4.05%	4.05%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.02%	2.07%	2.08%	2.12%	3.69%	3.69%

For MWSTX, the total expense ratio is 2.16% and the net expense ratio is 2.16%. For MWSIX, the total expense ratio is 1.91% and the net expense ratio is 1.91%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2014
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	13.20%	22.75%	15.55%	30.82%	7.09%	5.20%
Standard & Poor’s 500 Index	12.51%	21.86%	14.75%	21.21%	7.44%	5.15%

For MWATX, the total expense ratio is 2.94% and the net expense ratio is 0.91%.

A Consistent Long-Term Value Orientation

In an environment of unprecedented and ongoing Fed accommodation and an aging credit cycle, it’s as important as ever to maintain a value-oriented discipline and a long-term perspective to carry through to our investment management. Key to this is diversification and risk control, with an awareness to opportunities that generate returns and protect those gains as they are earned.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

5 / Annual Report March 2014

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, Total Return Bond Fund (Plan Class), High Yield Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund until July 31, 2014.

The views and forecasts expressed here are as of April 2014, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2014 / 6

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 0.74% and 1.84%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 0.90% and 1.99%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $12,103.

Metropolitan West Low Duration Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 1.45% and 3.20%, respectively. The graph assumes that distributions were reinvested.

7 / Annual Report March 2014

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 1.64% and 3.40%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,969.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 1.21% and 5.56%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,772.

Metropolitan West Intermediate Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays U.S. Intermediate Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 0.80% and 5.18%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 1.02% and 5.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $16,934.

Metropolitan West Total Return Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 1.07% and 6.30%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2014 / 8

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 1.29% and 6.53%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $18,817.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 0.79% and 6.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $13,106.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class 1.30% and 5.50%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $11,539.

Metropolitan West High Yield Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays U.S. Corporate High Yield Index - 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 5.89% and 7.99%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class I were 6.16% and 8.25%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $22,094.

9 / Annual Report March 2014

Metropolitan West Unconstrained Bond Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Merrill Lynch U.S. Libor 3- month average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 3.09% and 11.36%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 3.34% and 11.58%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $13,155.

Metropolitan West Floating Rate Income Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 3.29% and 5.15%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 3.39% and 5.29%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $10,529.

Annual Report March 2014 / 10

Metropolitan West Strategic Income Fund - Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 2.42% and 3.79%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 2.69% and 4.05%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,881.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan WestAlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 22.75% and 7.09%, respectively. The graph assumes that distributions were reinvested.

11 / Annual Report March 2014

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2014 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return.You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data.Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,005.99	0.50%	$2.50
Class I	$1,000.00	$1,009.13	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,010.39	0.59%	$2.96
Class I	$1,000.00	$1,011.42	0.38%	$1.91
Administrative Class	$1,000.00	$1,009.55	0.79%	$3.96
Hypothetical 5% Return
Class M	$1,000.00	$1,021.99	0.58%	$2.97
Class I	$1,000.00	$1,023.04	0.38%	$1.92
Administrative Class	$1,000.00	$1,020.99	0.79%	$3.98

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2014 / 12

	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,013.18	0.65%	$3.26
Class I	$1,000.00	$1,015.19	0.44%	$2.21
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,022.98	0.64%	$3.23
Class I	$1,000.00	$1,024.14	0.41%	$2.07
Administrative Class	$1,000.00	$1,022.12	0.82%	$4.13
Plan Class	$1,000.00	$1,024.94	0.39%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,021.74	0.64%	$3.23
Class I	$1,000.00	$1,022.89	0.41%	$2.07
Administrative Class	$1,000.00	$1,020.84	0.82%	$4.13
Plan Class	$1,000.00	$1,022.99	0.39%	$1.97
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,053.16	0.80%	$4.10
Class I	$1,000.00	$1,054.43	0.55%	$2.82
Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,030.46	0.99%	$5.01
Class I	$1,000.00	$1,032.59	0.75%	$3.80
Hypothetical 5% Return
Class M	$1,000.00	$1,020.00	0.99%	$4.99
Class I	$1,000.00	$1,021.19	0.75%	$3.78

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

13 / Annual Report March 2014

	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expense Ratio[1]	Expenses Paid During Period[2]
FLOATING RATE INCOME FUND*
Actual Fund Return
Class M	$1,000.00	$1,032.92	0.85%	$ 4.31
Class I	$1,000.00	$1,033.93	0.65%	$ 3.30
Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.85%	$ 4.28
Class I	$1,000.00	$1,021.69	0.65%	$ 3.28
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,021.30	2.28%	$11.49
Class I	$1,000.00	$1,023.97	1.99%	$10.04
Hypothetical 5% Return
Class M	$1,000.00	$1,013.56	2.28%	$11.45
Class I	$1,000.00	$1,015.01	1.99%	$10.00
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,131.95	0.90%	$ 4.78
Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$ 4.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

*	The Floating Rate Income Fund Class M and Class I Shares commenced operations on June 28, 2013.

Annual Report March 2014 / 14

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2014

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets.The “Distribution by Maturity” table is a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Agency Mortgage-Backed	44.13%	0 to 1 years	29.41%
Corporate Bonds	12.13%	1 year to 3 years	35.98%
Non-Agency Mortgage-Backed	10.46%	3 years to 5 years	22.39%
Commercial Mortgage-Backed	8.64%	5 years to 10 years	10.85%
U.S. Agency Discount Notes	8.12%	10 years to 20 years	1.37%
Asset-Backed Securities	3.65%	20 years +	0.00%
U.S. Agency Securities	3.63%
U.S. Treasury Securities	2.63%
Money Market RIC	1.99%
Commercial Paper	0.71%
U.S. Treasury Bills	0.55%
Foreign Government Obligations	0.33%
Bank Loans	0.32%
Municipal Bonds	0.27%
Other *	2.44%
Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	18.77%	0 to 1 years	29.02%
U.S. Agency Mortgage-Backed	18.67%	1 year to 3 years	28.69%
Non-Agency Mortgage-Backed	18.39%	3 years to 5 years	18.83%
Asset-Backed Securities	12.81%	5 years to 10 years	18.59%
U.S. Agency Discount Notes	9.20%	10 years to 20 years	4.40%
Commercial Mortgage-Backed	6.71%	20 years +	0.47%
U.S. Agency Securities	4.77%
U.S. Treasury Securities	2.75%
Commercial Paper	2.40%
Money Market RIC	2.00%
Repurchase Agreements	1.72%
Municipal Bonds	0.79%
Bank Loans	0.76%
Foreign Government Obligations	0.50%
Purchased Swaptions	0.02%
Other *	(0.26)%
Total	100.00%	Total	100.00%

15 / Annual Report March 2014

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	19.95%	0 to 1 years	22.05%
U.S. Treasury Securities	19.48%	1 year to 3 years	15.42%
U.S. Agency Mortgage-Backed	19.35%	3 years to 5 years	24.73%
Non-Agency Mortgage-Backed	14.51%	5 years to 10 years	30.40%
U.S. Agency Discount Notes	10.97%	10 years to 20 years	6.60%
Asset-Backed Securities	5.38%	20 years +	0.80%
Commercial Mortgage-Backed	4.77%
U.S. Agency Securities	4.07%
Money Market RIC	1.99%
Municipal Bonds	1.18%
Commercial Paper	0.92%
Bank Loans	0.15%
U.S. Treasury Bills	0.00%
Other *	(2.72)%
Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	27.33%	0 to 1 years	6.28%
U.S. Agency Mortgage-Backed	27.06%	1 year to 3 years	11.73%
Corporate Bonds	15.72%	3 years to 5 years	19.33%
Non-Agency Mortgage-Backed	15.12%	5 years to 10 years	44.23%
U.S. Agency Discount Notes	8.84%	10 years to 20 years	11.13%
Asset-Backed Securities	5.87%	20 years +	7.30%
Commercial Mortgage-Backed	2.77%
Commercial Paper	2.08%
Money Market RIC	1.97%
Municipal Bonds	1.96%
Repurchase Agreements	1.58%
U.S. Agency Securities	1.12%
Bank Loans	0.50%
Foreign Government Obligations	0.29%
Purchased Swaptions	0.17%
Common Stock	0.12%
U.S. Treasury Bills	0.03%
Other *	(12.53)%
Total	100.00%	Total	100.00%

Annual Report March 2014 / 16

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	77.82%	0 to 1 years	10.73%
Bank Loans	9.91%	1 year to 3 years	3.93%
U.S. Agency Discount Notes	4.62%	3 years to 5 years	9.81%
Asset-Backed Securities	3.17%	5 years to 10 years	66.69%
Money Market RIC	1.75%	10 years to 20 years	4.77%
Common Stock	0.84%	20 years +	4.07%
U.S. Treasury Securities	0.24%
Non-Agency Mortgage-Backed	0.02%
U.S. Treasury Bills	0.00%
Other *	1.63%
Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	31.10%	0 to 1 years	19.55%
Corporate Bonds	19.78%	1 year to 3 years	13.22%
Asset-Backed Securities	18.79%	3 years to 5 years	14.02%
U.S. Agency Discount Notes	7.03%	5 years to 10 years	38.67%
U.S. Agency Mortgage-Backed	6.13%	10 years to 20 years	11.16%
Commercial Mortgage-Backed	5.69%	20 years +	3.38%
U.S. Agency Securities	2.77%
Municipal Bonds	2.10%
Money Market RIC	1.99%
Commercial Paper	1.56%
U.S. Treasury Securities	0.82%
Foreign Government Obligations	0.65%
Bank Loans	0.54%
Common Stock	0.49%
Mutual Funds	0.42%
U.S. Treasury Bills	0.10%
Other *	0.04%
Total	100.00%	Total	100.00%

17 / Annual Report March 2014

FLOATING RATE INCOME FUND**
Sector Diversification		Distribution by Maturity
Bank Loans	78.87%	0 to 1 years	10.69%
Corporate Bonds	9.90%	1 year to 3 years	1.28%
Money Market RIC	2.02%	3 years to 5 years	22.01%
U.S. Agency Discount Notes	1.39%	5 years to 10 years	62.21%
U.S. Agency Securities	0.52%	10 years to 20 years	1.20%
Municipal Bonds	0.50%	20 years +	2.61%
Other *	6.80%

Total	100.00%	Total	100.00%
**TheFloating Rate Income Fund commenced operations on June 28, 2013.

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	39.11%	0 to 1 years	26.08%
Asset-Backed Securities	17.24%	1 year to 3 years	15.05%
U.S. Agency Discount Notes	13.62%	3 years to 5 years	20.13%
Corporate Bonds	8.69%	5 years to 10 years	26.30%
U.S. Agency Mortgage-Backed	6.04%	10 years to 20 years	9.18%
Commercial Mortgage-Backed	3.60%	20 years +	3.26%
U.S. Treasury Securities	2.77%
U.S. Treasury Bills	2.17%
Money Market RIC	2.00%
Commercial Paper	1.01%
Bank Loans	0.81%
Common Stock	0.80%
Mutual Funds	0.63%
U.S. Agency Securities	0.48%
Other *	1.03%
Total	100.00%	Total	100.00%

Annual Report March 2014 / 18

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	25.24%	0 to 1 years	32.44%
Corporate Bonds	19.73%	1 year to 3 years	30.52%
U.S. Agency Discount Notes	13.43%	3 years to 5 years	15.88%
Asset-Backed Securities	13.30%	5 years to 10 years	13.99%
U.S. Agency Mortgage-Backed	12.09%	10 years to 20 years	5.98%
Commercial Mortgage-Backed	6.45%	20 years +	1.19%
Money Market RIC	1.84%
U.S. Treasury Bills	1.52%
Municipal Bonds	0.96%
U.S. Agency Securities	0.47%
Other *	4.97%
Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2013. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19 / Annual Report March 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 86.19%
ASSET-BACKED SECURITIES — 3.65%**
Goal Capital Funding Trust, Series 2006-1, Class A3
0.36%	11/25/26	[2]	$290,907	$288,284
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.75%	10/27/36	[2,3]	248,420	249,456
SLC Student Loan Trust, Series 2005-1, Class A2
0.32%	11/15/21	[2]	984,463	984,085
SLM Student Loan Trust, Series 2003-12, Class A5
0.51%	09/15/22	[2,3]	395,244	395,373
SLM Student Loan Trust, Series 2005-8, Class A3
0.35%	10/25/24	[2]	987,057	984,948
SLM Student Loan Trust, Series 2006-4, Class A5
0.34%	10/27/25	[2]	980,000	976,729
SLM Student Loan Trust, Series 2007-7, Class A3
0.48%	04/25/17	[2]	990,000	988,292
SLM Student Loan Trust, Series 2008-5, Class A3
1.54%	01/25/18	[2]	960,000	968,085
SLM Student Loan Trust, Series 2008-8, Class A2
1.14%	10/25/17	[2]	298,218	299,701
SLM Student Loan Trust, Series 2012-6, Class A2
0.43%	09/25/19	[2]	700,000	699,358
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[2]	358,949	358,299
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	34,375	34,242

Total Asset-Backed Securities
(Cost $7,223,273)				7,226,852

BANK LOANS — 0.32%*
Health Care — 0.32%
HCA, Inc., Term Loan B4
2.98%	05/01/18	[2]	637,438	637,999

Total Bank Loans
(Cost $637,438)

CORPORATES — 12.13%*
Automotive — 0.46%
Nissan Motor Acceptance Corp.
0.94%	09/26/16	[2,3]	900,000	905,053

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking — 2.06%
Abbey National Treasury Services PLC/London (United Kingdom)
1.82%	04/25/14	[2,4]	$550,000	$550,491
3.88%	11/10/14	[3,4]	500,000	510,292
Bank of America N.A. (BKNT)
0.53%	06/15/17	[2]	750,000	736,800
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	850,000	850,055
JPMorgan Chase Bank N.A.
0.56%	06/13/16	[2]	550,000	547,470
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		295,000	325,351
National Australia Bank Ltd., Series REGS
(Australia)
0.96%	04/11/14	[2,4]	550,000	550,084

				4,070,543

Communications — 0.81%
AT&T, Inc.
2.50%	08/15/15		650,000	666,377
Verizon Communications, Inc.
1.76%	09/15/16	[2]	900,000	926,784

				1,593,161

Electric — 0.31%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		600,000	604,570

Energy — 0.62%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	550,000	572,954
Trans-Canada Pipelines Ltd. (Canada)
0.91%	06/30/16	[2,4]	650,000	655,360

				1,228,314

Finance — 2.08%
Citigroup, Inc.
1.20%	07/25/16	[2]	800,000	809,285
5.30%	01/07/16		275,000	295,770
Ford Motor Credit Co. LLC, Series FRN
1.49%	05/09/16	[2]	600,000	609,814
General Electric Capital Corp. (MTN)
0.38%	06/20/14	[2]	250,000	250,129
General Electric Capital Corp.,
Series A (MTN)
0.49%	09/15/14	[2]	300,000	300,359
General Electric Capital Corp.,
Series G (MTN)
0.89%	07/12/16	[2]	500,000	505,159
Goldman Sachs Group, Inc., Series B (MTN)
0.64%	07/22/15	[2]	200,000	199,965

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
International Lease Finance Corp.
6.50%	09/01/14	[3]	$350,000	$359,187
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	518,000	529,321
Morgan Stanley (MTN)
0.69%	10/18/16	[2]	260,000	259,272

				4,118,261

Food — 0.26%
Kraft Foods Group, Inc.
1.62%	06/04/15		500,000	505,991

Health Care — 0.41%
McKesson Corp.
0.64%	09/10/15	[2]	800,000	801,097

Industrials — 0.33%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	650,000	660,021

Insurance — 0.64%
Farmers Insurance Exchange
6.00%	08/01/14	[3]	460,000	466,154
Metropolitan Life Global Funding I
0.77%	07/15/16	[2,3]	250,000	251,791
1.70%	06/29/15	[3]	550,000	557,420

				1,275,365

Real Estate Investment Trust (REIT) — 4.04%
Brandywine Operating Partnership LP
7.50%	05/15/15		700,000	749,776
Camden Property Trust
5.00%	06/15/15		320,000	336,114
HCP, Inc.
6.00%	01/30/17		1,100,000	1,238,218
7.07%	06/08/15		625,000	671,588
Kimco Realty Corp. (MTN)
5.58%	11/23/15		560,000	602,039
Mid-America Apartments LP
5.50%	10/01/15	[3]	900,000	959,161
Nationwide Health Properties, Inc.
6.00%	05/20/15		1,025,000	1,085,877
Pan Pacific Retail Properties, Inc.
5.25%	09/01/15		500,000	529,951
Realty Income Corp.
5.50%	11/15/15		700,000	750,792
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	1,000,000	1,066,879

				7,990,395

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.11%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.61%	08/15/16	[2]	$225,777	$222,954

Total Corporates
(Cost $23,697,928)				23,975,725

FOREIGN GOVERNMENT OBLIGATIONS — 0.33%
Foreign Government Obligations — 0.33%
Kommuninvest I Sverige AB (Sweden)
0.22%	09/12/14	[2,3,4]	645,000	645,065

Total Foreign Government Obligations
(Cost $645,000)

MORTGAGE-BACKED — 63.23%**
Commercial Mortgage-Backed — 8.64%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A5
4.81%	12/10/42		865,000	873,759
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[2]	700,000	707,856
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	535,000	565,540
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-3, Class A3
5.60%	06/10/49	[2]	432,176	432,956
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW16,
Class AAB
5.72%	06/11/40	[2]	295,189	305,792
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17,
Class A3
5.74%	06/11/50		340,493	351,442
Commercial Mortgage Trust,
Series 2005-GG5, Class A41
5.24%	04/10/37	[2]	305,880	306,553
Commercial Mortgage Trust,
Series 2006-C7, Class A4
5.77%	06/10/46	[2]	764,785	830,978
Commercial Mortgage Trust,
Series 2006-C8, Class AAB
5.29%	12/10/46		181,566	184,318
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2005-C1, Class A4
5.01%	02/15/38	[2]	842,119	861,204
DBUBS Mortgage Trust, Series 2011-LX2A,
Class A1
3.53%	07/10/44	[3]	978,188	1,028,105
GE Capital Commercial Mortgage Corp.
Trust, Series 2005-C1, Class A3
4.58%	06/10/48		234,129	237,213

See accompanying notes to Schedule of Portfolio Investments.

21 / Annual Report March 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp.
Trust, Series 2005-C1, Class A5
4.77%	06/10/48	[2]	$510,000	$522,468
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A5
4.65%	01/12/37		425,120	425,922
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A6
4.90%	01/12/37		1,600,000	1,629,330
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class ASB
4.66%	07/15/42		169,147	170,996
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A3
5.27%	12/15/44	[2]	328,427	332,687
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A4
5.24%	12/15/44	[2]	425,000	448,706
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class ASB
5.51%	12/12/44	[2]	215,019	221,528
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	116,110	116,923
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB20,
Class ASB
5.69%	02/12/51		169,104	180,306
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD11,
Class ASB
5.82%	06/15/49	[2]	348,073	370,763
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.16%	02/15/31		635,000	672,594
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-KEY2, Class A4
4.86%	08/12/39	[2]	754,170	760,009
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A5
4.86%	10/12/41	[2]	701,740	708,296
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49		617,748	644,950
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47		542,132	564,214

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A4
5.81%	08/12/41	[2]	$520,000	$567,035
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2
5.58%	04/12/49	[2]	976,641	999,006
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.80%	10/15/41		415,000	421,221
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A2
5.42%	04/15/47		203,424	203,329
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A1
2.50%	02/15/44	[3]	426,751	431,630

				17,077,629

Non-Agency Mortgage-Backed — 10.46%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.45%	06/25/32		34,578	33,625
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
2.92%	05/25/35	[2]	819,400	719,966
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A12
2.63%	02/25/36	[2]	368,756	359,543
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A41
2.63%	02/25/36	[2]	561,115	542,137
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.60%	05/25/35	[2]	385,203	385,188
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32		9,033	9,577
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.33%	07/20/36	[2]	265,625	265,415
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
2.98%	02/25/33	[2]	3,419	3,425
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.31%	02/25/47	[2]	443,074	397,779
Centex Home Equity Loan Trust,
Series 2005-D, Class M1
0.58%	10/25/35	[2]	575,000	559,957
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.86%	02/25/34	[2]	119,623	118,207

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.80%	08/25/35	[2]	$401,740	$396,742
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	2,500,000	2,439,869
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		798	837
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		130,997	138,051
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	781,385	834,402
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.66%	11/25/32	[2]	200,000	181,978
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A2A (STEP)
4.68%	04/25/37		53,204	53,609
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	240,533	241,025
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	613,581	610,820
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.53%	07/19/44	[2]	380,759	366,278
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.57%	04/25/35	[2]	464,834	464,615
Fremont Home Loan Trust, Series 2005-C, Class M1
0.63%	07/25/35	[2]	348,962	349,740
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.46%	06/25/28		92	92
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34		24,639	25,062
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		6,039	6,039
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		135,575	136,147
GSAA Trust, Series 2006-2, Class 2A3
0.42%	12/25/35	[2]	500,000	495,859

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	$821,314	$817,370
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.93%	12/25/34	[2]	695,407	588,831
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.72%	10/25/34	[2]	622,449	623,944
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	70,555	70,359
Irwin Home Equity Corp., Series 2003-A, Class M2
2.80%	10/25/27	[2]	27,651	27,343
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.50%	04/25/35	[2]	538,574	544,730
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	14,443	14,079
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
2.80%	10/25/34	[2]	753,653	741,005
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[2]	16,265	15,122
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.26%	03/25/47	[2]	689,213	672,652
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.58%	10/25/32	[2]	84,016	85,497
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.19%	12/25/32	[2]	226,818	235,517
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		31,166	33,617
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A3
6.20%	01/15/15		143	143
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		7,153	7,162
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.42%	05/25/35	[2]	698,878	695,942
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		354,173	356,467
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		7,251	7,444

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		$67,467	$67,467
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		124,792	129,041
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.50%	12/25/34	[2]	309,179	314,588
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.47%	01/25/36	[2]	698,000	668,505
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		29,363	29,398
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		2,693	2,689
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.29%	12/25/36	[2]	708,982	700,026
Structured Asset Investment Loan Trust, Series 2005-5, Class M1
0.78%	06/25/35	[2]	777,994	775,089
Structured Asset Securities Corp.,
Series 2001-15A, Class 4A1
2.18%	10/25/31	[2]	36,786	36,762
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	5,165,542	75,655
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	1,243	501
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.65%	06/25/35	[2]	449,861	341,233
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.53%	06/25/42	[2]	81,972	77,541
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	260,105	264,504
WaMu Mortgage Pass-Through Certificates,
Series 2003-MS9, Class 1A
7.00%	04/25/33		2,173	2,241
Wells Fargo Home Equity Trust,
Series 2005-3, Class M1
0.56%	11/25/35	[2]	759,105	758,495
Wells Fargo Home Equity Trust,
Series 2005-4, Class AI3
0.53%	12/25/35	[2]	774,187	764,280

				20,681,223

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 44.13%
Fannie Mae Pool 111643
1.93%	09/01/20	[2]	$10,565	$10,668
Fannie Mae Pool 254548
5.50%	12/01/32		416,796	464,442
Fannie Mae Pool 523829
8.00%	11/01/19		77,747	86,342
Fannie Mae Pool 555098
2.47%	11/01/32	[2]	56,432	59,930
Fannie Mae Pool 555424
5.50%	05/01/33		266,628	297,454
Fannie Mae Pool 567002
8.00%	05/01/23		59,615	67,275
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	6,107	6,276
Fannie Mae Pool 648860
6.50%	05/01/17		165,033	173,484
Fannie Mae Pool 655127
7.00%	07/01/32		17,280	18,813
Fannie Mae Pool 655133
7.00%	08/01/32		32,577	36,772
Fannie Mae Pool 655151
7.00%	08/01/32		18,584	20,093
Fannie Mae Pool 745506
5.66%	02/01/16		456,011	487,469
Fannie Mae Pool 754001
2.63%	12/01/33	[2]	370,968	377,713
Fannie Mae Pool 762525
6.50%	11/01/33		59,931	66,459
Fannie Mae Pool 770900
2.31%	04/01/34	[2]	353,004	373,866
Fannie Mae Pool 893489
2.42%	09/01/36	[2]	74,584	79,432
Fannie Mae Pool AD0538
6.00%	05/01/24		245,761	271,054
Fannie Mae Pool AE0443
6.50%	10/01/39		401,366	452,494
Fannie Mae Pool AL0851
6.00%	10/01/40		341,869	381,170
Fannie Mae REMICS, Series 2003-29, Class F
0.65%	12/25/32	[2]	975,311	978,726
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[2]	179,207	195,659
Fannie Mae REMICS, Series 2004-38, Class FT
0.58%	10/25/33	[2]	1,327,246	1,335,258
Fannie Mae REMICS, Series 2005-57, Class EG
0.45%	03/25/35	[2]	1,560,424	1,562,770

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 24

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-84, Class WF
0.45%	02/25/36	[2]	$649,649	$651,109
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		294,830	315,025
Fannie Mae REMICS, Series 2011-8, Class PF
0.65%	01/25/40	[2]	747,596	752,135
Fannie Mae REMICS, Series 2012-19, Class FP
0.65%	12/25/39	[2]	1,756,587	1,761,125
Fannie Mae REMICS, Series 2013-75, Class FC
0.40%	07/25/42	[2]	1,544,633	1,539,028
Fannie Mae REMICS. Series 2004-92, Class FD
0.50%	05/25/34	[2]	1,765,572	1,767,168
Fannie Mae, Series 1988-12, Class A
3.74%	02/25/18	[2]	34,984	36,338
Fannie Mae, Series 1993-80, Class S
10.69%	05/25/23	[2]	3,623	4,040
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	3,208	3,472
Fannie Mae, Series 2001-60, Class OF
1.10%	10/25/31	[2]	326,406	335,337
Fannie Mae, Series 2002-30, Class FB
1.15%	08/25/31	[2]	449,662	459,970
Fannie Mae, Series 2003-117, Class XF
0.50%	08/25/33	[2]	591,546	591,684
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	47,125	54,735
Fannie Mae, Series 2003-134, Class FC
0.75%	12/25/32	[2]	1,504,243	1,518,094
Fannie Mae, Series 2004-60, Class FW
0.60%	04/25/34	[2]	501,293	505,065
Fannie Mae, Series 2004-79, Class F
0.45%	08/25/32	[2]	450,832	451,621
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	10,351
Fannie Mae, Series 2006-56, Class FD
0.40%	07/25/36	[2]	1,789,525	1,791,969
Fannie Mae, Series 2007-68, Class SC (IO)
6.55%	07/25/37	[2]	536,441	83,485
Fannie Mae, Series 2008-47, Class PF
0.65%	06/25/38	[2]	444,289	447,260
Fannie Mae, Series 2009-33, Class FB
0.97%	03/25/37	[2]	479,647	488,072
Fannie Mae, Series 2010-109, Class PF
0.55%	10/25/40	[2]	281,764	283,249

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2010-119, Class FK
0.65%	04/25/40	[2]	$1,262,865	$1,268,109
Fannie Mae, Series 2010-26, Class S (IO)
6.08%	11/25/36	[2]	1,495,821	199,992
Fannie Mae, Series 2010-35, Class FL
0.60%	07/25/38	[2]	1,498,061	1,503,628
Fannie Mae, Series 2011-71, Class FB
0.65%	05/25/37	[2]	596,937	601,245
Fannie Mae, Series 2012-33, Class F
0.67%	04/25/42	[2]	1,784,208	1,794,987
Freddie Mac Gold Pool C90237
6.50%	11/01/18		46,706	52,316
Freddie Mac Gold Pool C90474
7.00%	08/01/21		61,232	68,716
Freddie Mac Gold Pool D93410
6.50%	04/01/19		40,648	45,527
Freddie Mac Gold Pool G13107
5.50%	07/01/20		354,553	378,561
Freddie Mac Gold Pool P20295
7.00%	10/01/29		53,566	55,218
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19		855,000	934,813
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A1
3.32%	07/25/20		801,135	845,980
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K701,
Class A2
3.88%	11/25/17		1,045,000	1,126,151
Freddie Mac Non Gold Pool 775554
2.64%	10/01/18	[2]	3,133	3,100
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	1,418	1,402
Freddie Mac REMICS, Series 2733,
Class FB
0.76%	10/15/33	[2]	1,060,000	1,078,515
Freddie Mac REMICS, Series 2806,
Class FV
0.60%	11/15/33	[2]	568,892	569,314
Freddie Mac REMICS, Series 2817,
Class FC
0.60%	07/15/31	[2]	855,772	856,926
Freddie Mac REMICS, Series 2990,
Class DE
0.54%	11/15/34	[2]	2,405,715	2,412,221
Freddie Mac REMICS, Series 2990,
Class LE
0.48%	10/15/34	[2]	1,413,808	1,417,062

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3001, Class HS
16.36%	02/15/35	[2]	$86,725	$101,835
Freddie Mac REMICS, Series 3085, Class FW
0.86%	08/15/35	[2]	1,896,652	1,923,262
Freddie Mac REMICS, Series 3174, Class FM
0.40%	05/15/36	[2]	1,960,761	1,963,830
Freddie Mac REMICS, Series 3423, Class FA
0.66%	06/15/36	[2]	1,573,548	1,577,354
Freddie Mac REMICS, Series 3652, Class PF
0.90%	07/15/32	[2]	564,848	570,639
Freddie Mac REMICS, Series 3806, Class DF
0.56%	08/15/25	[2]	803,765	807,341
Freddie Mac REMICS, Series 3828,
Class TF
0.56%	04/15/29	[2]	820,881	824,355
Freddie Mac REMICS, Series 3831,
Class PV
5.00%	05/15/25		1,040,141	1,119,303
Freddie Mac REMICS, Series 3877,
Class FQ
0.56%	08/15/38	[2]	305,616	305,699
Freddie Mac REMICS, Series 4170, Class FW
1.10%	01/15/33	[2]	1,367,014	1,338,114
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[2]	958,835	961,852
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		9,572	10,545
Freddie Mac, Series 2368, Class AF
1.10%	10/15/31	[2]	196,999	202,342
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		9,337	918
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		13,816	160
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		123,289	128,937
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	22,496
Freddie Mac, Series 3196, Class FA
0.50%	04/15/32	[2]	1,231,784	1,234,624
Freddie Mac, Series 3300, Class FA
0.46%	08/15/35	[2]	1,765,147	1,767,358
Freddie Mac, Series 3325, Class NF
0.46%	08/15/35	[2]	354,593	355,039

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[2]	$52,280	$52,284
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[2]	59,458	59,465
Freddie Mac, Series 3346, Class FA
0.38%	02/15/19	[2]	1,489,163	1,490,951
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		269,726	274,455
Freddie Mac, Series 3895, Class BF
0.66%	07/15/41	[2]	679,207	683,175
Freddie Mac, Series 3946, Class FG
0.50%	10/15/39	[2]	1,149,890	1,152,562
Freddie Mac, Series 4109, Class KF
0.56%	05/15/32	[2]	2,061,561	2,064,028
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	25,000	26,085
Ginnie Mae II Pool 80610
1.62%	06/20/32	[2]	306,739	319,363
Ginnie Mae II Pool 80614
1.62%	07/20/32	[2]	41,272	42,926
Ginnie Mae II Pool 80687
1.62%	04/20/33	[2]	199,454	207,665
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	45,998	47,986
Ginnie Mae II Pool 8684
1.62%	08/20/25	[2]	63,469	66,006
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	821,980	846,282
Ginnie Mae, Series 2001-22, Class FK
0.50%	05/16/31	[2]	1,705,135	1,712,925
Ginnie Mae, Series 2001-51, Class FA
0.66%	10/16/31	[2]	1,901,339	1,916,905
Ginnie Mae, Series 2002-16, Class FV
0.56%	02/16/32	[2]	1,903,103	1,915,382
Ginnie Mae, Series 2002-20, Class FC
0.46%	03/16/32	[2]	902,818	902,711
Ginnie Mae, Series 2002-72, Class FB
0.56%	10/20/32	[2]	471,273	474,479
Ginnie Mae, Series 2002-72, Class FC
0.56%	10/20/32	[2]	449,474	452,532
Ginnie Mae, Series 2003-42, Class FA
0.56%	07/16/31	[2]	1,920,332	1,927,121
Ginnie Mae, Series 2004-2, Class FW
1.56%	01/16/34	[2]	489,329	519,020
Ginnie Mae, Series 2009-66, Class UF
1.16%	08/16/39	[2]	548,350	559,929
Ginnie Mae, Series 2009-92, Class FC
0.96%	10/16/39	[2]	564,452	571,708

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 26

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-108, Class PF
0.56%	02/20/38	[2]	$1,601,474	$1,607,110
Ginnie Mae, Series 2010-118, Class B
2.81%	07/16/39		166,536	167,349
Ginnie Mae, Series 2010-132, Class AD
3.15%	05/16/40		625,428	633,037
Ginnie Mae, Series 2010-2, Class FA
0.66%	05/20/37	[2]	1,767,754	1,772,339
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	7,680,140	129,857
Ginnie Mae, Series 2011-80, Class BF
0.49%	06/20/36	[2]	1,787,572	1,788,775
Ginnie Mae, Series 2012-10, Class FP
0.46%	01/20/41	[2]	1,350,570	1,350,957
Ginnie Mae, Series 2012-13, Class KF
0.46%	07/20/38	[2]	1,815,994	1,819,069
Mortgage-Linked Amortizing Notes,
Series 2012-1, Class A10
2.06%	01/15/22		740,815	745,498
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[2]	1,444,364	1,453,024
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[2]	1,107,923	1,110,953
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[2]	1,158,487	1,168,857
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.79%	03/09/21	[2]	981,310	987,311
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.56%	03/11/20	[2]	688,815	691,869
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.54%	03/06/20	[2]	481,495	482,624
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.54%	04/06/20	[2]	765,926	767,467
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.54%	05/07/20	[2]	209,481	209,718

				87,255,496

Total Mortgage-Backed
(Cost $124,298,734)				125,014,348

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.27%*
California — 0.27%
State of California, Taxable, Various Purpose, Series 3
5.45%	04/01/15		$500,000	$525,395

Total Municipal Bonds
(Cost $522,909)

U.S. AGENCY SECURITIES — 3.63%
U.S. Agency Securities — 3.63%
Fannie Mae
0.36%	06/23/14	[2]	1,200,000	1,200,711
Federal Farm Credit Bank
0.17%	09/19/14	[2]	780,000	780,087
0.18%	09/14/16	[2]	985,000	985,303
Federal Home Loan Bank
0.22%	10/07/15	[2]	940,000	941,189
0.55%	06/03/16		725,000	723,079
Federal Home Loan Bank (STEP)
0.75%	05/26/28		680,000	660,558
Freddie Mac
0.40%	04/30/15		1,880,000	1,880,465

Total U.S. Agency Securities
(Cost $7,188,695)				7,171,392

U.S. TREASURY SECURITIES — 2.63%
U.S. Treasury Notes — 2.63%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.50%	04/15/15	[6]	1,000,000	1,101,858
1.25%	04/15/14	[6]	435,000	481,796
2.00%	07/15/14	[6]	2,875,000	3,627,249

Total U.S. Treasury Securities
(Cost $5,209,692)				5,210,903

Total Bonds – 86.19%
(Cost $169,423,669)				170,407,679

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.37%
Commercial Paper — 0.71%
Macquarie Bank Ltd. (Australia)
0.20%[7]	05/28/14	1,400,000	1,399,601

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.05%[8]		1,965,000	1,965,000

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2014

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
DWS Money Market Series
Institutional Funds
0.04%[8]		$1,966,000	$1,966,000

			3,931,000

U.S. Agency Discount Notes — 8.12%
Federal Home Loan Bank
0.04%[7]	04/21/14	1,495,000	1,494,967
0.05%[7]	05/19/14	1,000,000	999,933
0.06%[7]	04/25/14	3,805,000	3,804,924
0.07%[7]	06/20/14	1,740,000	1,739,923
0.08%[7]	05/16/14	3,365,000	3,364,874
0.08%[7]	05/14/14	4,650,000	4,649,835

			16,054,456

U.S. Treasury Bills — 0.55%
U.S. Treasury Bills
0.06%[7]	04/24/14	1,085,000	1,084,973

Total Short-Term Investments
(Cost $22,469,241)			22,470,030

Total Investments – 97.56%
(Cost $191,892,910)[1]			192,877,709

Cash and Other Assets, Less
Liabilities – 2.44%			4,833,850

Net Assets – 100.00%			$197,711,559

Notes:

[1]	Cost for federal income tax purposes is $191,901,966 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,914,229
Gross unrealized depreciation	(1,938,486)

Net unrealized appreciation	$975,743

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $75,655, which is 0.04% of total net assets.

[6]	Inflation protected security. Principal amount reflects original security face amount.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of March 31, 2014.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.92%
ASSET-BACKED SECURITIES — 12.81%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.46%	06/14/37	[2,3]	$3,832,288	$3,662,230
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.66%	10/19/24	[2,3,4]	4,200,000	4,193,494
Apidos CDO II, Series 2005-2A, Class C (Cayman Islands)
2.04%	12/21/18	[2,3,4]	1,750,000	1,720,264
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20	[2,3,4]	5,996,808	5,969,322
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15		1,000,000	1,004,295
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		1,000,000	1,006,322
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.45%	04/25/35	[2,3]	641,770	584,920
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.46%	08/25/35	[2,3]	2,778,026	2,417,950
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.37%	03/25/37	[2,3]	531,103	460,190
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.39%	07/25/37	[2,3]	4,457,247	3,877,262
Blue Hill CLO Ltd., Series 2013-1A, Class A
1.77%	01/15/26	[2,3]	8,350,000	8,350,843
BlueMountain CLO Ltd., Series 2013-4A, Class A (Cayman Islands)
1.74%	04/15/25	[2,3,4]	4,475,000	4,479,390
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.38%	09/26/22	[2]	4,575,000	4,531,909
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.44%	02/25/35	[2]	3,070,000	3,166,546
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.04%	02/25/30	[2]	393,652	397,618
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.24%	10/27/36	[2]	5,075,000	5,157,146
Castle Trust, Series 2003-1AW, Class A1
0.90%	05/15/27	[2,3]	608,774	578,335
Cent CLO LP, Series 2013-19A, Class A1A (Cayman Islands)
1.57%	10/29/25	[2,3,4]	10,217,760	10,159,263

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	$3,230,000	$3,257,967
Dryden XXII Senior Loan Fund, Series 2013-30A, Class A (Cayman Islands)
1.49%	11/15/25	[2,3,4]	7,500,000	7,423,523
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.95%	04/26/32	[2,3]	8,375,000	8,269,515
Flatiron CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.69%	01/17/26	[2,3,4]	7,850,000	7,819,778
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.80%	08/27/46	[2,3]	9,250,486	8,926,355
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[2,3]	2,528,101	2,507,363
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	4,241,545	4,029,539
GE Business Loan Trust, Series 2005-1A, Class A3
0.40%	06/15/33	[2,3]	2,458,740	2,310,366
Goal Capital Funding Trust, Series 2006-1, Class A3
0.36%	11/25/26	[2]	4,159,966	4,122,455
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[2]	4,493,552	4,001,225
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.63%	10/15/23	[2,3,4]	4,550,000	4,541,555
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	5,597,862	5,694,006
Latitude CLO II Corp., Series 2006-2A, Class A2 (Cayman Islands)
0.56%	12/15/18	[2,3,4]	5,000,000	4,930,345
LCM VI Ltd., Series 6A, Class A (Cayman Islands)
0.46%	05/28/19	[2,3,4]	5,969,000	5,837,695
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.74%	04/18/26	[2,3,4]	7,425,000	7,432,410
MSIM Peconic Bay Ltd., Series 2007-1A, Class C (Cayman Islands)
2.24%	07/20/19	[2,3,4]	3,170,000	3,176,101
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.34%	05/25/26	[2]	7,006,956	6,911,970
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.30%	10/25/27	[2]	2,344,053	2,266,203

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
National Collegiate Student Loan Trust, Series 2007-1, Class A2
0.28%	11/27/28	[2]	$927,260	$902,961
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.28%	06/26/28	[2]	5,969,463	5,687,490
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3
3.65%	12/26/25	[2]	700,000	696,809
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.24%	11/27/18	[2]	1,010,704	1,008,890
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.72%	04/25/24	[2]	8,310,000	8,542,888
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.75%	10/27/36	[2,3]	4,128,910	4,146,130
Nelnet Student Loan Trust, Series 2013-1A, Class A
0.75%	06/25/41	[2,3]	6,031,488	6,062,683
North Carolina State Education Authority, Series 2011-1, Class A3
1.14%	10/25/41	[2]	5,500,000	5,514,265
Northstar Education Finance, Inc.
0.34%	04/28/30	[2]	5,605,000	5,437,343
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.66%	11/20/23	[2,3,4]	4,400,000	4,388,080
Octagon Investment Partners XI Ltd.,
Series 2007-1X, Class A1B
0.50%	08/25/21	[5]	3,750,000	3,667,562
OHA Credit Partners IX Ltd., Series 2013-9A,
Class A1 (Cayman Islands)
1.64%	10/20/25	[2,3,4]	9,859,383	9,836,470
OHA Loan Funding Ltd., Series 2012-1A, Class A (Cayman Islands)
1.63%	01/23/25	[2,3,4]	7,000,000	6,967,590
SLC Student Loan Trust I, Series 2002-2, Class B2
1.64%	07/01/42	[2,3]	4,500,000	3,451,189
SLC Student Loan Trust, Series 2004-1, Class B
0.53%	08/15/31	[2]	2,184,769	1,967,107
SLC Student Loan Trust, Series 2005-1, Class A2
0.32%	11/15/21	[2]	491,653	491,464
SLC Student Loan Trust, Series 2006-1, Class A4
0.31%	12/15/21	[2]	226,975	226,397
SLC Student Loan Trust, Series 2007-1, Class A3
0.27%	11/15/21	[2]	6,849,616	6,845,951

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2007-1,
Class A4
0.30%	05/15/29	[2]	$8,000,000	$7,736,400
SLM Student Loan Trust, Series 2003-11, Class A5
0.28%	12/15/22	[2,3]	9,095,000	9,032,056
SLM Student Loan Trust, Series 2003-12, Class A5
0.51%	09/15/22	[2,3]	8,612,734	8,615,548
SLM Student Loan Trust, Series 2003-8,
Class A4
0.43%	03/15/19	[2]	2,541,884	2,537,500
SLM Student Loan Trust, Series 2004-1,
Class A3
0.45%	04/25/23	[2]	220,037	219,713
SLM Student Loan Trust, Series 2004-2,
Class B
0.71%	07/25/39	[2]	2,512,156	2,275,744
SLM Student Loan Trust, Series 2004-5A, Class A5
0.84%	10/25/23	[2,3]	7,235,000	7,277,743
SLM Student Loan Trust, Series 2004-7,
Class A5
0.41%	01/27/20	[2]	602,241	599,724
SLM Student Loan Trust, Series 2004-8,
Class B
0.70%	01/25/40	[2]	933,875	832,599
SLM Student Loan Trust, Series 2004-9,
Class A5
0.39%	01/27/20	[2]	339,795	338,116
SLM Student Loan Trust, Series 2004-A, Class A3
0.63%	06/15/33	[2]	1,900,000	1,778,339
SLM Student Loan Trust, Series 2004-B, Class A3
0.56%	03/15/24	[2]	5,100,000	4,798,825
SLM Student Loan Trust, Series 2004-B, Class A4
0.66%	09/15/33	[2]	2,050,000	1,732,028
SLM Student Loan Trust, Series 2005-10, Class A4
0.35%	10/25/19	[2]	8,395,251	8,383,749
SLM Student Loan Trust, Series 2005-2,
Class A5
0.33%	04/27/20	[2]	3,144,896	3,135,945
SLM Student Loan Trust, Series 2005-4,
Class B
0.42%	07/25/40	[2]	3,084,097	2,717,703
SLM Student Loan Trust, Series 2005-5,
Class A3
0.34%	04/25/25	[2]	718,738	715,906
SLM Student Loan Trust, Series 2005-8,
Class A3
0.35%	10/25/24	[2]	3,741,121	3,733,129

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2,
Class A4
0.33%	10/25/22	[2]	$9,172,913	$9,165,263
SLM Student Loan Trust, Series 2006-2,
Class A6
0.41%	01/25/41	[2]	6,000,000	5,455,032
SLM Student Loan Trust, Series 2006-4,
Class A4
0.32%	04/25/23	[2]	674,956	674,925
SLM Student Loan Trust, Series 2006-4,
Class A5
0.34%	10/27/25	[2]	8,450,000	8,421,794
SLM Student Loan Trust, Series 2006-5,
Class A5
0.35%	01/25/27	[2]	9,000,000	8,874,639
SLM Student Loan Trust, Series 2006-8,
Class A6
0.40%	01/25/41	[2]	6,000,000	5,442,174
SLM Student Loan Trust, Series 2006-B,
Class A5
0.50%	12/15/39	[2]	1,400,000	1,262,083
SLM Student Loan Trust, Series 2007-2,
Class A2
0.24%	07/25/17	[2]	1,732,695	1,728,593
SLM Student Loan Trust, Series 2007-6,
Class B
1.09%	04/27/43	[2]	1,077,011	964,168
SLM Student Loan Trust, Series 2007-7,
Class A3
0.48%	04/25/17	[2]	7,000,000	6,987,927
SLM Student Loan Trust, Series 2008-2,
Class B
1.44%	01/25/29	[2]	1,095,000	995,949
SLM Student Loan Trust, Series 2008-3,
Class B
1.44%	04/25/29	[2]	1,095,000	1,015,803
SLM Student Loan Trust, Series 2008-4,
Class A4
1.89%	07/25/22	[2]	4,531,000	4,783,263
SLM Student Loan Trust, Series 2008-4,
Class B
2.09%	04/25/29	[2]	1,095,000	1,064,436
SLM Student Loan Trust, Series 2008-5,
Class A3
1.54%	01/25/18	[2]	8,865,000	8,939,657
SLM Student Loan Trust, Series 2008-5,
Class A4
1.94%	07/25/23	[2]	7,000,000	7,359,114
SLM Student Loan Trust, Series 2008-5,
Class B
2.09%	07/25/29	[2]	1,095,000	1,110,866
SLM Student Loan Trust, Series 2008-6,
Class B
2.09%	07/25/29	[2]	1,095,000	1,083,340

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-7,
Class B
2.09%	07/25/29	[2]	$1,095,000	$1,087,212
SLM Student Loan Trust, Series 2008-8,
Class A4
1.74%	04/25/23	[2]	8,200,000	8,538,619
SLM Student Loan Trust, Series 2008-8,
Class B
2.49%	10/25/29	[2]	1,095,000	1,129,172
SLM Student Loan Trust, Series 2008-9,
Class A
1.74%	04/25/23	[2]	794,010	820,021
SLM Student Loan Trust, Series 2008-9,
Class B
2.49%	10/25/29	[2]	1,095,000	1,146,728
SLM Student Loan Trust, Series 2010-1,
Class A
0.55%	03/25/25	[2]	2,524,041	2,529,923
SLM Student Loan Trust, Series 2011-1,
Class A1
0.67%	03/25/26	[2]	750,796	753,341
SLM Student Loan Trust, Series 2012-1,
Class A2
0.60%	11/25/20	[2]	1,841,487	1,844,327
SLM Student Loan Trust, Series 2012-1,
Class A3
1.10%	09/25/28	[2]	949,000	977,203
SLM Student Loan Trust, Series 2012-5,
Class A2
0.45%	06/25/19	[2]	2,185,000	2,184,973
SLM Student Loan Trust, Series 2012-6,
Class A2
0.43%	09/25/19	[2]	1,755,000	1,753,391
SLM Student Loan Trust, Series 2012-7,
Class A2
0.43%	09/25/19	[2]	3,170,000	3,172,222
SLM Student Loan Trust, Series 2012-7,
Class A3
0.80%	05/26/26	[2]	4,460,000	4,463,916
SLM Student Loan Trust, Series 2013-1,
Class A2
0.40%	09/25/19	[2]	1,370,000	1,368,637
SLM Student Loan Trust, Series 2013-3,
Class A2
0.45%	05/26/20	[2]	8,715,000	8,725,916
SLM Student Loan Trust, Series 2013-4,
Class A
0.70%	06/25/27	[2]	8,203,883	8,189,029
SLM Student Loan Trust, Series 2013-5,
Class A2
0.55%	10/26/20	[2]	8,745,000	8,778,581
SLM Student Loan Trust, Series 2013-6,
Class A2
0.65%	02/25/21	[2]	8,690,000	8,731,960

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2014-1, Class A3
0.75%	02/26/29	[2]	$6,900,000	$6,911,760
SLM Student Loan Trust, Series 2014-2, Class A2
0.54%	10/25/21	[2]	4,665,000	4,668,790
South Carolina Student Loan Corp., Series A2
0.36%	12/01/20	[2]	4,905,000	4,839,744
TAL Advantage LLC, Series 2006-1, Class NOTE
0.35%	04/20/21	[2,3]	1,223,958	1,210,137
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	5,528,833	5,543,869
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.41%	05/15/20	[2,3,4]	565,833	564,748
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	707,552	704,813

Total Asset-Backed Securities
(Cost $458,008,077)				463,445,764

BANK LOANS — 0.76%*
Energy — 0.35%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[2]	6,537,325	6,643,556
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
0.50%	08/13/19	[2]	429,825	436,809
Offshore Group Investment Ltd., Term Loan B, 1st Lien
5.00%	10/25/17	[2]	5,684,210	5,688,957

				12,769,322

Health Care — 0.36%
HCA, Inc., Term Loan B4
2.98%	05/01/18	[2]	6,050,976	6,056,300
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.75%	08/05/20	[2,4]	6,914,150	6,944,399

				13,000,699

Services — 0.05%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
5.22%	01/15/38	2,4,†	1,576,042	1,587,798

Total Bank Loans
(Cost $26,881,342)				27,357,819

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 18.77%*
Automotive — 0.61%
Daimler Finance North America LLC
1.88%	09/15/14	[3]	$7,000,000	$7,035,956
Nissan Motor Acceptance Corp.
0.94%	09/26/16	[2,3]	15,000,000	15,084,221

				22,120,177

Banking — 3.08%
Abbey National Treasury Services PLC/London (United Kingdom)
1.82%	04/25/14	[2,4]	9,405,000	9,413,402
3.88%	11/10/14	[3,4]	3,185,000	3,250,560
Ally Financial, Inc.
2.44%	12/01/14	[2]	1,424,000	1,429,340
Bank of America Corp.
6.50%	08/01/16		5,600,000	6,275,741
7.38%	05/15/14		1,365,000	1,376,262
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		300,000	339,869
Bank of America N.A. (BKNT)
0.51%	06/15/16	[2]	1,900,000	1,884,064
0.53%	06/15/17	[2]	2,500,000	2,456,000
6.10%	06/15/17		5,000,000	5,698,266
Capital One Financial Corp.
1.00%	11/06/15		2,600,000	2,606,147
7.38%	05/23/14		5,000,000	5,048,735
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	20,000,000	20,001,300
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,551,890
JPMorgan Chase Bank N.A.
0.56%	06/13/16	[2]	4,250,000	4,230,447
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	14,478,368
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	11,139,648
National Australia Bank Ltd., Series REGS (Australia)
0.96%	04/11/14	[2,4]	8,775,000	8,776,335
Royal Bank of Scotland PLC, Series E (MTN)
(United Kingdom)
0.97%	09/29/15	[2]	2,300,000	2,277,000
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15	[4]	5,000,000	5,110,849

				111,344,223

Communications — 0.86%
AT&T, Inc.
2.50%	08/15/15		3,991,000	4,091,553

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	$4,605,000	$5,019,450
T-Mobile USA, Inc.
6.46%	04/28/19		5,000,000	5,375,000
Verizon Communications, Inc.
1.00%	06/17/19	[2]	5,750,000	5,807,063
1.98%	09/14/18	[2]	2,950,000	3,111,538
3.65%	09/14/18		3,456,000	3,673,485
Windstream Corp.
7.88%	11/01/17		3,450,000	3,958,875

				31,036,964

Consumer Discretionary — 0.36%
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,096,362

Electric — 1.66%
Dayton Power & Light Co.
1.88%	09/15/16	[3]	12,370,000	12,566,611
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	5,991,480
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	3,320,000	4,088,292
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	43,661	42,897
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	8,200,000	8,692,000
Ipalco Enterprises, Inc.
7.25%	04/01/16	[3]	8,830,000	9,701,963
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	16,674,193
W3A Funding Corp.
8.09%	01/02/17		2,322,988	2,320,609

				60,078,045

Energy — 1.25%
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,149,901
Energy Transfer Partners LP
3.26%	11/01/66	[2]	3,000,000	2,760,000
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	6,450,000	6,719,182
Petrobras Global Finance BV (Netherlands)
1.86%	05/20/16	[2,4]	4,500,000	4,447,527
Sabine Pass LNG LP
7.50%	11/30/16		10,752,000	11,934,720
7.50%	11/30/16	[3]	4,275,000	4,595,625
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		8,673,000	9,723,699

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Trans-Canada Pipelines Ltd. (Canada)
0.91%	06/30/16	[2,4]	$2,065,000	$2,082,028

				45,412,682

Finance — 4.20%
Chase Capital II, Series B
0.74%	02/01/27	[2]	2,398,000	2,026,310
Chase Capital VI
0.86%	08/01/28	[2]	1,000,000	845,000
CIT Group, Inc.
4.25%	08/15/17		3,686,000	3,888,730
5.00%	05/15/17		3,500,000	3,736,250
Citigroup, Inc.
1.20%	07/25/16	[2]	10,000,000	10,116,060
2.50%	09/26/18		10,000,000	10,072,694
5.50%	10/15/14		3,510,000	3,602,983
6.38%	08/12/14		10,500,000	10,726,691
Ford Motor Credit Co. LLC
7.00%	04/15/15		1,500,000	1,596,196
Ford Motor Credit Co. LLC, Series FRN
1.49%	05/09/16	[2]	8,000,000	8,130,858
General Electric Capital Corp. (MTN)
0.38%	06/20/14	[2]	3,500,000	3,501,803
0.62%	05/05/26	[2]	6,300,000	5,729,009
General Electric Capital Corp., Series A (MTN)
0.49%	09/15/14	[2]	10,169,000	10,181,160
General Electric Capital Corp., Series G (MTN)
0.89%	07/12/16	[2]	5,485,000	5,541,593
Goldman Sachs Group, Inc.
0.74%	01/12/15	[2]	1,900,000	1,902,586
2.38%	01/22/18		1,000,000	1,007,496
5.12%	01/15/15		583,000	603,582
6.15%	04/01/18		3,500,000	4,004,763
International Lease Finance Corp.
6.50%	09/01/14	[3]	9,700,000	9,954,625
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[2]	2,465,000	2,119,900
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[2]	5,250,000	4,226,250
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[2]	7,950,000	6,121,500
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	5,000,000	5,109,280
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	30,000	33,039
8.95%	05/18/17	[2]	30,000	33,264
9.57%	06/06/17	[2]	5,184,000	5,857,920

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley
0.72%	10/15/15	[2]	$2,830,000	$2,832,417
3.80%	04/29/16		3,800,000	4,015,246
4.20%	11/20/14		750,000	767,131
6.00%	05/13/14		3,890,000	3,914,851
Prudential Holdings LLC (AGM)
1.11%	12/18/17	[2,3]	9,141,429	9,067,098
Woodbourne Capital Trust I
2.66%	04/29/49	[2,3,7]	595,000	327,250
Woodbourne Capital Trust IV
2.66%	04/08/49	[2,3,7]	1,000,000	550,000
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	8,966,000	9,728,110

				151,871,645

Food — 0.15%
Kraft Foods Group, Inc.
1.62%	06/04/15		5,325,000	5,388,806

Health Care — 0.60%
Catholic Health Initiatives
1.60%	11/01/17		1,145,000	1,125,989
HCA, Inc.
3.75%	03/15/19		1,000,000	1,000,050
7.25%	09/15/20		1,750,000	1,896,563
Providence Health & Services
Obligated Group
0.90%	10/01/15	[2]	3,000,000	2,997,889
1.05%	10/01/16	[2]	2,750,000	2,746,657
1.20%	10/01/17	[2]	11,940,000	11,919,352

				21,686,500

Industrials — 0.23%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	8,075,000	8,199,496

Insurance — 0.89%
Berkshire Hathaway, Inc.
0.94%	08/15/14	[2]	785,000	787,232
2.20%	08/15/16		1,010,000	1,045,494
Farmers Insurance Exchange
6.00%	08/01/14	[3]	6,835,000	6,926,443
Metropolitan Life Global Funding I
0.77%	07/15/16	[2,3]	2,000,000	2,014,330
1.88%	06/22/18	[3]	7,500,000	7,484,583
5.12%	06/10/14	[3]	3,230,000	3,259,606
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,550,000	3,598,813

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
New York Life Global Funding
1.12%	03/01/17	[3]	$7,000,000	$6,973,736

				32,090,237

Materials — 0.06%
Rio Tinto Finance USA PLC, Series FRN (United Kingdom)
1.07%	06/17/16	[2,4]	2,380,000	2,396,622

Real Estate Investment Trust (REIT) — 4.00%
Arc Properties Operating Partnership LP Clark Acquisition LLC
2.00%	02/06/17	[3]	10,000,000	9,965,862
Brandywine Operating Partnership LP
7.50%	05/15/15		8,247,000	8,833,428
BRE Properties, Inc.
5.50%	03/15/17		6,820,000	7,559,643
HCP, Inc.
6.00%	01/30/17		16,073,000	18,092,621
7.07%	06/08/15		1,000,000	1,074,542
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,549,696
HCP, Inc., Series E (MTN)
6.00%	06/15/14		4,985,000	5,037,553
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,149,598
4.70%	09/15/17		6,291,000	6,880,033
Healthcare Realty Trust, Inc.
6.50%	01/17/17		3,771,000	4,258,138
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		10,051,000	10,891,726
Liberty Property LP
5.12%	03/02/15		5,305,000	5,509,248
Mid-America Apartments LP
5.50%	10/01/15	[3]	9,640,000	10,273,676
Nationwide Health Properties, Inc.
6.00%	05/20/15		3,000,000	3,178,176
Realty Income Corp.
5.50%	11/15/15		9,815,000	10,527,183
UDR, Inc. (MTN)
5.25%	01/15/16		6,425,000	6,840,858
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		15,485,000	15,618,934
2.00%	02/15/18		4,935,000	4,928,283
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	3,500,000	3,734,069

				144,903,267

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.82%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[3]	$10,844,224	$11,698,207
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		108,709	117,406
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		3,336,885	3,715,413
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.69%	11/15/16	[2]	7,725,000	7,546,359
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		2,204,946	2,505,370
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		3,445,990	3,971,504

				29,554,259

Total Corporates
(Cost $661,408,729)				679,179,285

FOREIGN GOVERNMENT OBLIGATIONS — 0.50%
Foreign Government Obligations — 0.50%
Kommunalbanken AS (Norway)
0.23%	08/28/14	[2,3,4]	8,580,000	8,578,682
Kommuninvest I Sverige AB (Sweden)
0.22%	09/12/14	[2,3,4]	9,490,000	9,490,960

				18,069,642

Total Foreign Government Obligations
(Cost $18,070,000)

MORTGAGE-BACKED — 43.77%**
Commercial Mortgage-Backed — 6.71%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A3
4.89%	07/10/45		2,394,460	2,408,023
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[2]	10,000,000	10,112,225
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	6,715,000	7,098,324
Bayview Commercial Asset Trust, Series 2006-1A, Class A1
0.42%	04/25/36	[2,3]	1,123,943	982,577
Bayview Commercial Asset Trust, Series 2008-4, Class A2
2.65%	07/25/38	[2,3]	1,642,816	1,708,413
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.90%	07/25/38	[2,3]	6,267,000	6,066,125

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6
4.75%	02/13/46	[2]	$6,103,863	$6,196,423
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A3
5.12%	02/11/41	[2]	4,500,000	4,629,262
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.14%	10/12/42	[2]	7,746,000	8,164,299
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AAB
5.72%	06/11/40	[2]	5,792,264	6,000,328
Commercial Mortgage Trust, Series 2006-C7, Class A4
5.77%	06/10/46	[2]	14,052,919	15,269,222
Credit Suisse First Boston Commercial Mortgage Trust, Series 2007-C4, Class AAB
5.97%	09/15/39	[2]	2,506,440	2,656,629
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	3,480,000	3,761,132
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	17,403,632	18,183,969
GE Business Loan Trust, Series 2003-2A, Class A
0.52%	11/15/31	[2,3]	2,831,256	2,715,159
GE Business Loan Trust, Series 2005-2A, Class B
0.66%	11/15/33	[2,3]	1,573,609	1,444,451
GE Business Loan Trust, Series 2006-2A, Class A
0.34%	11/15/34	[2,3]	7,776,388	7,210,519
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	8,850,000	9,181,862
GS Mortgage Securities Trust, Series 2011-GC5, Class A2
3.00%	08/10/44		15,270,000	15,847,117
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A6
4.90%	01/12/37		6,285,000	6,400,210
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class ASB
4.89%	08/15/42	[2]	3,791,172	3,890,602
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4
5.40%	05/15/45		5,372,389	5,821,674

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	$1,788,949	$1,801,482
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB
5.86%	02/15/51		6,989,580	7,452,821
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class ASB
5.69%	02/12/51		2,007,331	2,140,301
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
5.82%	06/15/49	[2]	13,374,131	14,245,964
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A3
5.96%	02/15/51	[2]	1,363,150	1,373,239
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A1
2.75%	11/15/43	[3]	12,269,510	12,587,347
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class ASB
3.68%	08/15/46		1,513,000	1,596,295
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AAB
5.01%	04/15/30		2,090,131	2,115,345
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A5
4.86%	10/12/41	[2]	2,157,851	2,178,012
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		1,919,769	2,004,306
Morgan Stanley Capital I Trust, Series 2005-IQ9, Class A5
4.70%	07/15/56		2,559,872	2,599,564
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A
4.89%	06/12/47		402,869	419,278
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4
5.64%	10/15/42	[2]	5,343,804	5,691,316
Morgan Stanley Capital I Trust, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	8,185,000	8,925,350
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A2FL
0.41%	04/12/49	[2]	4,406,109	4,354,811

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2007-T27, Class A4
5.65%	06/11/42	[2]	$265,000	$296,855
PNC Mortgage Acceptance Corp., Series 2001-C1, Class J
5.91%	03/12/34	[3]	7,451,000	7,773,714
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	3,574,509	3,660,654
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.22%	01/15/41	[2]	1,377,272	1,391,917
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.24%	10/15/44	[2]	8,442,242	8,888,798
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		5,350,000	5,515,695

				242,761,609

Non-Agency Mortgage-Backed — 18.39%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.37%	02/25/37	[2]	12,000,000	8,905,789
American Home Mortgage Assets, Series 2007-4, Class A2
0.34%	08/25/37	[2]	4,438,993	4,127,984
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		25,706	26,537
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M2
0.60%	05/25/35	[2]	808,927	808,896
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		22,435,186	23,075,816
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.33%	07/20/36	[2]	1,994,770	1,993,192
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,7]	7,000	560
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.31%	02/25/47	[2]	6,816,523	6,119,676
BCAP LLC Trust, Series 2011-RR5, Class 2A3
2.84%	06/26/37	[2,3]	5,763,285	5,742,727
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.60%	09/26/36	[2,3]	13,515,215	13,750,179

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2013-RR2, Class 5A1
2.61%	03/26/36	[2,3]	$10,686,471	$10,948,488
Bear Stearns ARM Trust, Series 2004-3, Class 4A
4.58%	07/25/34	[2]	7,157,790	7,166,770
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[2]	7,175,678	7,295,257
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class M1
0.70%	11/25/35	[2]	7,675,685	7,651,768
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.55%	08/25/43	[2]	1,310,568	1,296,762
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,7,†	9,000	3
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.33%	05/25/36	[2,3]	2,095,927	1,792,345
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2M1
1.05%	02/25/32	[2]	493,458	473,454
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.65%	02/25/37	[2]	25,132,139	25,639,632
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.66%	07/25/37	[2]	5,096,434	5,142,613
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[2]	254,864	251,846
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.31%	09/25/36	[2]	5,393,835	2,803,181
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.30%	11/25/36	[2]	4,798,272	4,684,625
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A2
0.30%	03/25/37	[2]	2,452,758	2,457,298
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	1,650,000	1,610,314
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.45%	07/25/37	[2]	90,000	76,084
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		5,379,878	5,888,669

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	$36,637	$36,777
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		47,119	49,367
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	4,031,756	4,155,821
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	2,358,888	2,499,026
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	1,435,760	1,556,814
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	4,658,769	5,001,159
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	18,287	18,886
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.95%	08/25/34	[2]	43,800	44,204
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AAB
5.34%	02/15/40		2,622,833	2,732,275
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
2.41%	02/25/34	[2]	5,574,122	5,697,433
Credit Suisse First Boston Mortgage Securities Corp., Series 2013-7R, Class 5A1
0.41%	07/26/36	[2,3]	5,733,219	5,069,358
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7,
Class AF3 (STEP)
4.20%	11/25/35		1,259,663	1,335,479
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.55%	01/25/36		2,922,056	2,158,976
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.82%	02/25/37		16,760,186	12,332,362
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.21%	04/25/37	[2]	4,576,374	2,971,110
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	3,734,654	3,742,291
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	20,975,409	20,881,019

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.37%	03/19/45	[2]	$2,550,438	$2,345,671
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A
1.07%	04/19/47	[2]	59,690	52,463
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF5, Class A3C
1.15%	08/25/34	[2]	1,852,058	1,846,217
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M1
0.57%	05/25/36	[2]	3,774,581	3,721,246
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	26,087	25,511
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.56%	02/25/35	[2]	3,121,247	3,103,977
GE Business Loan Trust, Series 2007-1A, Class A
0.32%	04/16/35	[2,3]	3,822,868	3,464,445
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.59%	06/25/30	[2]	516,009	456,770
GSAMP Trust, Series 2005-HE4, Class M1
0.60%	07/25/45	[2]	6,736,929	6,690,197
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.65%	09/25/35	[2]	4,624,736	4,681,912
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
2.62%	11/25/35	[2]	2,475,544	2,422,831
Home Equity Loan Trust, Series 2005-3, Class M1
0.58%	01/20/35	[2]	2,541,512	2,530,472
Home Equity Loan Trust, Series 2006-3, Class A4
0.40%	03/20/36	[2]	9,323,000	9,152,352
Home Equity Loan Trust, Series 2007-1, Class AS
0.36%	03/20/36	[2]	5,031,948	4,949,409
Home Equity Loan Trust, Series 2007-2, Class A3V
0.38%	07/20/36	[2]	3,577,703	3,548,198
Household Home Equity Loan Trust, Series 2006-1, Class A2
0.34%	01/20/36	[2]	1,929,837	1,917,532
Impac CMB Trust, Series 2005-5, Class A1
0.79%	08/25/35	[2]	3,834,539	3,387,873

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.93%	12/25/34	[2]	$447,187	$378,653
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.95%	11/25/34	[2]	1,627,058	1,428,388
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		1,006,953	1,048,096
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3SF
0.31%	05/15/47	[2]	1,075,090	1,077,777
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A2
3.15%	08/15/46		14,326,431	14,983,433
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
4.07%	10/25/35		2,313,764	2,182,065
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.43%	03/25/47	[2]	50,000	27,895
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.71%	06/25/35	[2]	101,978	95,675
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
2.78%	07/25/35	[2]	4,173,551	4,163,622
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.66%	07/25/35	[2]	938,384	942,933
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		3,652,343	3,761,271
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		3,028,132	3,182,992
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[2,7]	227,733,606	5,060,218
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1
0.90%	02/25/35	[2]	460,159	460,038
Long Beach Mortgage Loan Trust, Series 2005-2, Class M3
0.89%	04/25/35	[2]	11,938,072	11,934,240
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
4.43%	01/25/34	[2]	39,139	38,938
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	56,881	55,448

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 38

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.65%	11/21/34	[2]	$4,106,497	$4,210,258
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.07%	04/25/34	[2]	403,199	386,719
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[2]	85,975	79,929
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		5,861,625	6,197,977
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		11,414,959	12,066,273
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		12,549,131	13,068,552
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		12,316,277	12,612,721
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.38%	02/25/36	[2]	4,560,120	4,467,466
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.58%	10/25/32	[2]	432,681	440,313
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.33%	06/25/37	[2]	19,057,200	12,259,087
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.49%	08/25/34	[2]	3,949,745	4,038,902
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		4,852,651	4,337,615
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,832,931	2,212,141
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	7,610,880	8,071,041
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.08%	07/25/34	[2]	13,000,000	12,399,569
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.93%	07/25/35	[2]	5,158,894	5,014,966
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.78%	03/25/35	[2]	10,237,900	10,145,687
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
0.60%	07/25/34	[2]	1,369,863	1,327,666

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-3, Class A1
0.45%	08/25/35	[2]	$1,029,689	$971,830
MortgageIT Trust, Series 2005-4, Class A1
0.43%	10/25/35	[2]	15,540,514	14,234,955
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3
0.33%	06/25/37	[2]	7,807,200	6,131,345
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.64%	07/25/35	[2]	15,000,000	14,231,537
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.32%	10/26/36	[2,3]	15,015,360	14,553,717
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.31%	10/25/36	3,†	11,511,000	11,108,077
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.33%	01/25/37	3,†	7,987,000	7,857,250
Oakwood Mortgage Investors, Inc., Series 1997-B, Class M
7.78%	08/15/27		2,820,143	2,916,367
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
1.20%	12/25/34	[2]	1,031,014	1,034,869
Park Place Securities, Inc., Series 2005-WCW1, Class A3D
0.49%	09/25/35	[2]	547,585	546,463
Park Place Securities, Inc., Series 2005-WCW3, Class A1B
0.45%	08/25/35	[2,3]	10,214,324	10,171,056
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.65%	03/25/35	[2]	6,645,731	6,612,769
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.42%	05/25/35	[2]	10,564,430	10,520,060
Park Place Securities, Inc., Series 2005-WHQ3, Class M1
0.57%	06/25/35	[2]	2,930,687	2,927,870
Park Place Securities, Inc., Series 2005-WLL1, Class M1
0.57%	03/25/35	[2]	1,231,445	1,232,828
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
2.91%	03/25/35	[2]	10,301,455	7,555,808
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		1,223,665	1,270,844
Residential Asset Mortgage Products, Inc., Series 2005-RS5, Class AI3
0.49%	05/25/35	[2]	289,745	288,815

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		$2,684,629	$2,612,774
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.40%	01/25/36	[2]	1,149,763	1,145,522
Residential Funding Mortgage Securities I, Inc., Series 2005-S8, Class A1
5.50%	11/25/35		5,277,212	5,201,717
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		1,995	1,992
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.42%	02/25/36	[2]	1,056,859	815,129
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.29%	12/25/36	[2]	6,249,360	6,170,416
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C
0.49%	03/25/36	[2]	854,590	849,616
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
2.39%	11/25/34	[2]	11,782,612	11,408,371
Structured Asset Investment Loan Trust, Series 2005-11, Class A5
0.44%	01/25/36	[2]	9,951,081	9,924,696
Structured Asset Securities Corp., Series 2002-5A, Class 6A
2.00%	04/25/32	[2]	19,156	16,660
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[2]	2,537,416	2,533,869
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.51%	11/25/35	[2]	8,072,671	8,061,918
Structured Asset Securities Corp., Series 2007-WF1, Class A3
0.31%	02/25/37	[2]	3,118,163	3,120,832
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.25%	07/25/34	[2,3]	140,917	134,788
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class 2A
5.50%	07/25/34		14,050,324	14,656,268
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[2]	297,853	303,499
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.40%	01/25/35	[2]	2,202,168	2,217,768

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.44%	10/25/45	[2]	$5,810,238	$5,384,336
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.48%	01/25/45	[2]	935,688	875,138
Wells Fargo Home Equity Trust, Series 2005-3, Class M1
0.56%	11/25/35	[2]	14,861,172	14,849,223
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
2.62%	09/25/34	[2]	3,893,323	3,978,055
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.61%	06/25/35	[2]	14,096,533	14,232,397
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
2.62%	05/25/35	[2]	351,138	364,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
2.61%	03/25/36	[2]	3,639,764	3,531,768

				665,026,198

U.S. Agency Mortgage-Backed — 18.67%
Fannie Mae Pool 465761
3.16%	08/01/17		5,538,718	5,703,389
Fannie Mae Pool 555284
7.50%	10/01/17		478	509
Fannie Mae Pool 567002
8.00%	05/01/23		62,454	70,479
Fannie Mae Pool 735861
6.50%	09/01/33		30,362	34,633
Fannie Mae Pool 770900
2.31%	04/01/34	[2]	526,214	557,313
Fannie Mae Pool 942553
5.81%	08/01/37	[2]	1,829,589	1,972,104
Fannie Mae Pool 995182
5.50%	06/01/20		5,764,438	6,200,347
Fannie Mae Pool 995793
5.50%	09/01/36		3,753,039	4,156,341
Fannie Mae Pool AD0538
6.00%	05/01/24		1,802,245	1,987,726
Fannie Mae Pool AD0791
4.76%	02/01/20		18,709,863	20,927,513
Fannie Mae Pool AE0083
6.00%	01/01/40		4,355,911	4,867,605
Fannie Mae Pool AL0851
6.00%	10/01/40		5,503,034	6,135,648
Fannie Mae Pool FN0002
3.31%	12/01/17		5,844,650	6,199,378

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 40

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-61,
Class A
0.43%	03/25/37	[2]	$6,864,187	$6,867,449
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		4,756,588	5,082,410
Fannie Mae REMICS, Series 2009-85,
Class LF
1.35%	10/25/49	[2]	11,765,534	11,990,842
Fannie Mae REMICS, Series 2010-6,
Class BF
0.91%	02/25/40	[2]	7,052,516	7,150,670
Fannie Mae REMICS, Series 2013-75,
Class FC
0.40%	07/25/42	[2]	13,971,712	13,921,016
Fannie Mae, Series 1997-76, Class FS
0.60%	09/17/27	[2]	35,634	35,637
Fannie Mae, Series 2001-60, Class OF
1.10%	10/25/31	[2]	2,242,001	2,303,343
Fannie Mae, Series 2003-134, Class FC
0.75%	12/25/32	[2]	15,649,141	15,793,237
Fannie Mae, Series 2007-64, Class FA
0.62%	07/25/37	[2]	1,926,490	1,934,947
Fannie Mae, Series 2009-33, Class FB
0.97%	03/25/37	[2]	7,708,533	7,843,920
Fannie Mae, Series 2010-109, Class PF
0.55%	10/25/40	[2]	4,635,659	4,660,094
Fannie Mae, Series 2010-26, Class S (IO)
6.08%	11/25/36	[2]	27,022,117	3,612,868
Fannie Mae, Series 2010-39, Class FE
0.92%	06/25/37	[2]	14,389,001	14,605,398
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		4,369,646	4,681,528
Fannie Mae, Series 2010-95, Class S (IO)
6.45%	09/25/40	[2]	15,990,510	2,727,135
Fannie Mae, Series 2010-M1, Class A1
3.30%	06/25/19		3,430,653	3,569,164
Fannie Mae, Series 2011-71, Class FB
0.65%	05/25/37	[2]	10,118,237	10,191,248
Fannie Mae, Series 2012-33, Class F
0.67%	04/25/42	[2]	17,325,255	17,429,922
Fannie Mae, Series 2013-M11, Class A
1.50%	01/25/18		13,086,590	13,217,194
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		5,766	6,266
Freddie Mac Gold Pool A45796
7.00%	01/01/33		15,824	18,092
Freddie Mac Gold Pool C46104
6.50%	09/01/29		20,766	23,805

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool E04113
2.50%	11/01/27		$11,174,195	$11,188,498
Freddie Mac Gold Pool G13032
6.00%	09/01/22		3,064,601	3,369,114
Freddie Mac Gold Pool G13475
6.00%	01/01/24		393,055	431,619
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		17,405,000	19,029,738
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		16,592,000	18,194,397
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		14,910,000	16,320,685
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		16,373,269	16,766,493
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, Class A2
3.88%	11/25/17		9,097,000	9,803,439
Freddie Mac REMICS, Series 2733,
Class FB
0.76%	10/15/33	[2]	5,335,000	5,428,186
Freddie Mac REMICS, Series 3084, Class FN
0.66%	12/15/34	[2]	10,925,861	10,983,812
Freddie Mac REMICS, Series 3524,
Class FC
1.10%	06/15/38	[2]	4,838,380	4,888,648
Freddie Mac REMICS, Series 3531,
Class FM
1.06%	05/15/39	[2]	5,718,541	5,783,280
Freddie Mac REMICS, Series 3828,
Class TF
0.56%	04/15/29	[2]	2,823,950	2,835,902
Freddie Mac REMICS, Series 4170,
Class FW
1.10%	01/15/33	[2]	16,623,277	16,271,836
Freddie Mac REMICS, Series 4235,
Class FA
0.50%	01/15/34	[2]	14,963,230	14,962,132
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[2]	7,132,360	7,154,797
Freddie Mac Strips, Series 319, Class F2
0.66%	11/15/43	[2]	29,793,398	29,674,752
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		1,320,903	1,443,247

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 240, Class F30
0.46%	07/15/36	[2]	$10,384,830	$10,388,320
Freddie Mac, Series 2454, Class FQ
1.16%	06/15/31	[2]	20,763	21,351
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		2,395	28
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		1,551,936	1,666,977
Freddie Mac, Series 3300, Class FA
0.46%	08/15/35	[2]	3,089,174	3,093,044
Freddie Mac, Series 3325, Class NF
0.46%	08/15/35	[2]	7,966,508	7,976,534
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[2]	2,966,813	2,967,050
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[2]	1,297,466	1,297,610
Freddie Mac, Series 3346, Class FA
0.38%	02/15/19	[2]	13,440,933	13,457,069
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		2,625,743	2,671,782
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		1,003,529	1,073,335
Freddie Mac, Series 4109, Class KF
0.56%	05/15/32	[2]	34,303,211	34,344,261
Ginnie Mae I Pool 422972
6.50%	07/15/29		43,116	48,648
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		15,075,000	14,827,675
Ginnie Mae II Pool 1849
8.50%	08/20/24		692	779
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,682	1,924
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,936	2,223
Ginnie Mae II Pool 2487
8.50%	09/20/27		16,338	18,844
Ginnie Mae II Pool 80059
1.62%	04/20/27	[2]	36,907	38,424
Ginnie Mae II Pool 80589
1.62%	03/20/32	[2]	78,661	81,586
Ginnie Mae II Pool 80610
1.62%	06/20/32	[2]	25,820	26,882
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	734,800	761,015
Ginnie Mae II Pool 81201
2.12%	01/20/35	[2]	19,527	20,363
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	30,836	32,293

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA0949
3.00%	04/20/43	[2]	$13,340,643	$13,837,484
Ginnie Mae, Series 2003-11, Class FK
0.46%	02/16/33	[2]	3,093,309	3,100,954
Ginnie Mae, Series 2004-5, Class PF
0.71%	02/20/33	[2]	4,488,734	4,513,589
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		8,033,987	8,578,587
Ginnie Mae, Series 2009-106, Class XI (IO)
6.64%	05/20/37	[2]	15,196,064	2,566,243
Ginnie Mae, Series 2010-118, Class B
2.81%	07/16/39		4,121,771	4,141,894
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		3,255,082	3,287,410
Ginnie Mae, Series 2012-13, Class KF
0.46%	07/20/38	[2]	5,941,335	5,951,398
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		10,595,336	10,417,526
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10
2.06%	01/15/22		10,423,724	10,489,614
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[2]	13,062,996	13,141,323
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[2]	15,515,378	15,557,802
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.63%	11/05/20	[2]	10,981,388	11,039,732
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[2]	15,322,282	15,459,432
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.72%	12/08/20	[2]	6,595,433	6,660,356
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.79%	03/09/21	[2]	13,776,602	13,860,853
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.61%	01/08/20	[2]	9,379,455	9,438,809
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.56%	02/06/20	[2]	9,066,938	9,110,148
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.56%	03/11/20	[2]	5,384,239	5,408,111
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.54%	03/06/20	[2]	5,711,183	5,724,569

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 42

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.54%	04/06/20	[2]	$3,746,309	$3,753,845
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.54%	05/07/20	[2]	3,604,381	3,608,464

				675,475,905

Total Mortgage-Backed
(Cost $1,572,015,633)				1,583,263,712

MUNICIPAL BONDS — 0.79%*
California — 0.26%
State of California, Taxable, Various Purpose
4.85%	10/01/14		4,900,000	5,011,817
5.50%	03/01/16		1,775,000	1,929,709
6.20%	03/01/19		600,000	705,624
State of California, Taxable, Various Purpose,
Series 3
5.45%	04/01/15		1,715,000	1,802,105

				9,449,255

Illinois — 0.53%
State of Illinois, Build America Bonds
6.20%	07/01/21	[2]	6,750,000	7,598,678
State of Illinois, Taxable Bonds
5.36%	03/01/17		2,250,000	2,465,055
State of Illinois, Taxable Pension Bonds
4.05%	06/01/15	[2]	1,040,000	1,078,366
4.35%	06/01/18	[2]	7,445,000	7,889,467

				19,031,566

Total Municipal Bonds
(Cost $27,536,631)				28,480,821

U.S. AGENCY SECURITIES — 4.77%
Fannie Mae
0.50%	01/15/16		16,435,000	16,437,433
0.50%	01/29/16		12,850,000	12,854,343
Federal Farm Credit Bank
0.18%	09/14/16	[2]	17,560,000	17,565,395
0.21%	02/27/17	[2]	17,135,000	17,152,066
Federal Home Loan Bank
0.22%	10/07/15	[2]	16,250,000	16,270,556
0.24%	01/21/15		33,325,000	33,335,597
0.55%	06/03/16		10,520,000	10,492,133
Federal Home Loan Bank (STEP)
0.75%	05/26/28		15,570,000	15,124,838

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
Freddie Mac
0.40%	04/30/15		$33,345,000	$33,353,245

Total U.S. Agency Securities
(Cost $172,976,591)				172,585,606

U.S. TREASURY SECURITIES — 2.75%
U.S. Treasury Notes — 2.75%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[8]	17,780,000	19,591,027
1.25%	04/15/14	[8]	6,878,000	7,617,923
1.62%	01/15/15	[8]	6,210,000	7,806,896
2.00%	07/15/14	[8]	51,155,000	64,539,802

Total U.S. Treasury Securities
(Cost $99,642,126)				99,555,648

Total Bonds – 84.92%
(Cost $3,036,539,129)				3,071,938,297

Issues			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.02%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
			30,000	826,855

Total Purchased Swaptions
(Cost $939,000)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 15.32%
Commercial Paper — 2.40%
Macquarie Bank Ltd. (Australia)
0.20%[9]	05/27/14	[3,4]	2,780,000	2,779,248
0.20%[9]	05/28/14	[3,4]	25,000,000	24,992,882
National Rural Utilities Cooperative
Finance Corp.
0.09%[9]	04/03/14		33,000,000	32,999,835
RBS Holdings USA, Inc.
0.25%[9]	04/22/14		26,000,000	25,997,364

				86,769,329

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.05%[10,11]			36,215,000	36,215,000

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2014

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
DWS Money Market Series
Institutional Funds
0.04%[10]		$36,207,000	$36,207,000

			72,422,000

Repurchase Agreements — 1.72%

Deutsche Bank AG (Dated 3/31/14, total to be received $27,000,060, (collateralized by U.S. government sponsored agency obligations, 0.38% to 6.25%, due from 12/21/15 to 5/15/29, par and fair value of $25,207,000 and $27,540,730, respectively))

0.08%	04/01/14	27,000,000	27,000,000
RBS (Dated 3/31/14, total to be received $35,000,039, (collateralized by U.S. treasury note obligation, 2.75%, due 2/15/24, par and fair value of $35,475,000 and $35,701,849 respectively))
0.04%	04/01/14	35,000,000	35,000,000

			62,000,000

U.S. Agency Discount Notes — 9.20%
Federal Farm Credit Bank
0.06%[9]	06/30/14	18,000,000	17,999,100
Federal Home Loan Bank
0.04%[9]	04/21/14	50,000,000	49,999,450
0.05%[9]	04/23/14	17,000,000	16,999,690
0.05%[9]	04/29/14	30,000,000	29,999,762
0.05%[9]	04/30/14	40,000,000	39,999,680
0.06%[9]	04/21/14	19,860,000	19,859,782
0.06%[9]	04/25/14	73,000,000	72,998,540
0.08%[9]	04/30/14	50,000,000	49,999,600
0.08%[9]	06/06/14	35,000,000	34,998,705

			332,854,309

Total Short-Term Investments
(Cost $554,029,627)			554,045,638

Total Investments – 100.26%
(Cost $3,591,507,756)[1]			3,626,810,790

Liabilities in Excess of Other
Assets – (0.26)%			(9,554,046)

Net Assets – 100.00%			$3,617,256,744

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.

	$(30,000)	$(540,000)	$(504,911)

Total Written Swaptions		$(540,000)	$(504,911)

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(115,920)	$10,080	$106,848	$(9,072)

	$(115,920)	$10,080	$106,848	$(9,072)

Notes:

[1]	Cost for federal income tax purposes is $3,592,258,064 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$76,309,741
Gross unrealized depreciation	(41,757,015)

Net unrealized appreciation	$34,552,726

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Private placements under procedures approved by the Fund’s Board of Trustees.
[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $5,938,031, which is 0.16% of total net assets.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2014.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $8,000.
†

Fair valued security. The aggregate value of fair valued securities is $20,553,128, which is 0.57% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 44

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.84%
ASSET-BACKED SECURITIES — 5.38%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
1.25%	12/27/44	[2,3]	$950,000	$967,577
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.46%	06/14/37	[2,3]	653,884	624,868
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.66%	10/19/24	[2,3,4]	775,000	773,800
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15		175,000	175,752
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		175,000	176,106
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.52%	01/25/35	[2,3]	1,116,155	1,039,774
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.46%	08/25/35	[2,3]	458,509	399,079
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.43%	06/25/26	[2]	350,000	343,809
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.44%	02/25/35	[2]	650,000	670,441
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.24%	10/27/36	[2]	930,000	945,053
CIT Education Loan Trust, Series 2007-1, Class A
0.32%	03/25/42	[2,3]	515,170	482,113
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	347,083	348,064
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	425,000	428,680
Educational Funding of the South, Inc.,Series 2011-1, Class A2
0.89%	04/25/35	[2]	780,000	778,234
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.80%	08/27/46	[2,3]	1,026,831	990,851
GE Business Loan Trust, Series 2004-1, Class A
0.44%	05/15/32	[2,3]	373,071	356,756
GE Business Loan Trust, Series 2004-1, Class B
0.86%	05/15/32	[2,3]	202,751	189,762

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	$698,108	$663,215
GE Business Loan Trust, Series 2005-1A, Class A3
0.40%	06/15/33	[2,3]	821,771	772,181
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.63%	10/15/23	[2,3,4]	1,050,000	1,048,051
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	660,893	672,244
LCM VI Ltd., Series 6A, Class A (Cayman Islands)
0.46%	05/28/19	[2,3,4]	953,000	932,036
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.74%	04/18/26	[2,3,4]	1,200,000	1,201,198
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3
3.65%	12/26/25	[2]	50,000	49,772
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.66%	11/20/23	[2,3,4]	775,000	772,901
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	361,493	377,746
SLC Student Loan Trust I, Series 2002-2, Class B2
1.64%	07/01/42	[2,3]	750,000	575,198
SLC Student Loan Trust, Series 2004-1, Class B
0.53%	08/15/31	[2]	302,320	272,201
SLC Student Loan Trust, Series 2008-1, Class A4A
1.83%	12/15/32	[2]	625,000	656,351
SLM Student Loan Trust, Series 2004-2, Class B
0.71%	07/25/39	[2]	337,928	306,126
SLM Student Loan Trust, Series 2004-8, Class B
0.70%	01/25/40	[2]	338,254	301,571
SLM Student Loan Trust, Series 2005-4, Class B
0.42%	07/25/40	[2]	385,512	339,713
SLM Student Loan Trust, Series 2006-2, Class A6
0.41%	01/25/41	[2]	925,000	840,984
SLM Student Loan Trust, Series 2006-8, Class A6
0.40%	01/25/41	[2]	925,000	839,002
SLM Student Loan Trust, Series 2007-6, Class B
1.09%	04/27/43	[2]	157,372	140,883

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-2,
Class B
1.44%	01/25/29	[2]	$160,000	$145,527
SLM Student Loan Trust, Series 2008-3,
Class B
1.44%	04/25/29	[2]	160,000	148,428
SLM Student Loan Trust, Series 2008-4,
Class B
2.09%	04/25/29	[2]	160,000	155,534
SLM Student Loan Trust, Series 2008-5,
Class B
2.09%	07/25/29	[2]	160,000	162,318
SLM Student Loan Trust, Series 2008-6,
Class B
2.09%	07/25/29	[2]	160,000	158,296
SLM Student Loan Trust, Series 2008-7,
Class B
2.09%	07/25/29	[2]	160,000	158,862
SLM Student Loan Trust, Series 2008-8,
Class B
2.49%	10/25/29	[2]	160,000	164,993
SLM Student Loan Trust, Series 2008-9,
Class B
2.49%	10/25/29	[2]	160,000	167,558
SLM Student Loan Trust, Series 2011-2,
Class A2
1.35%	10/25/34	[2]	500,000	520,530
SLM Student Loan Trust, Series 2012-7,
Class A3
0.80%	05/26/26	[2]	800,000	800,702
SLM Student Loan Trust, Series 2013-4,
Class A
0.70%	06/25/27	[2]	769,852	768,458
South Carolina Student Loan Corp., Series A2
0.36%	12/01/20	[2]	725,000	715,355
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	3,†	792,088	940,280
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.35%	04/20/21	[2,3]	302,083	298,672
TAL Advantage LLC, Series 2012-1A,
Class A
3.86%	05/20/27	[3]	204,167	204,722
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.41%	05/15/20	[2,3,4]	122,500	122,265
Trinity Rail Leasing LP, Series 2004-1A,
Class A
5.27%	08/14/27	[3]	223,571	240,330
Trip Rail Master Funding LLC,
Series 2011-1A, Class A1A
4.37%	07/15/41	[3]	493,945	523,821

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	$100,260	$99,872

Total Asset-Backed Securities
(Cost $26,138,075)				26,948,615

BANK LOANS — 0.15%*
Health Care — 0.09%
HCA, Inc., Term Loan B4
2.98%	05/01/18	[2]	452,857	453,256

Services — 0.06%
AABS Ltd. Loan, Series 2013-1, Class A
(STEP) (Bermuda)
5.22%	01/15/38	2,4,†	278,125	280,200

Total Bank Loans
(Cost $733,666)				733,456

CORPORATES — 19.95%*
Banking — 3.03%
Abbey National Treasury Services
PLC/London (United Kingdom)
2.88%	04/25/14	[4]	1,019,000	1,020,386
Bank of America Corp. (MTN)
1.10%	04/01/19	[2]	1,000,000	1,004,642
Bank of America N.A. (BKNT)
0.53%	06/15/17	[2]	1,350,000	1,326,240
6.00%	06/15/16		650,000	715,657
6.10%	06/15/17		340,000	387,482
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14	[4]	850,000	861,181
Commonwealth Bank of Australia (Australia)
1.95%	03/16/15	[4]	1,400,000	1,420,487
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	500,000	502,054
6.00%	02/15/18	[4]	288,000	329,998
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	1,250,000	1,250,081
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	915,000	1,038,340
JPMorgan Chase Bank N.A.
0.56%	06/13/16	[2]	600,000	597,240
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	680,665
6.00%	10/01/17		500,000	570,015
National Australia Bank/New York (MTN) (Australia)
2.00%	03/09/15	[4]	1,200,000	1,218,891

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15	[4]	$1,370,000	$1,400,373
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	825,000	832,038

				15,155,770

Communications — 0.47%
Verizon Communications, Inc.
3.45%	03/15/21		765,000	776,666
3.65%	09/14/18		1,500,000	1,594,394

				2,371,060

Consumer Discretionary — 0.40%
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,007,412
4.20%	08/01/23		1,000,000	1,020,136

				2,027,548

Electric — 2.34%
DPL, Inc.
6.50%	10/15/16		700,000	760,375
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[3]	1,363,000	1,594,406
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,138,381
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	500,000	615,707
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,000,000	1,064,629
Metropolitan Edison Co.
7.70%	01/15/19		500,000	604,751
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		682,006	760,437
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		900,000	1,063,631
PG&E Corp.
5.75%	04/01/14		910,000	910,000
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	568,924
Southwestern Electric Power Co.
6.45%	01/15/19		1,109,000	1,295,260
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	500,000	631,994
Tucson Electric Power
3.85%	03/15/23		700,000	695,309

				11,703,804

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 1.43%
Energy Transfer Partners LP
3.26%	11/01/66	[2]	$910,000	$837,200
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,014,414
Petrobras Global Finance BV (Netherlands)
2.38%	01/15/19	[2,4]	1,194,000	1,172,995
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,250,000	1,359,513
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,308,534
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		1,250,000	1,401,433
Williams Cos., Inc.
7.88%	09/01/21		70,000	83,289

				7,177,378

Finance — 5.03%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,358,211
Chase Capital III, Series C
0.79%	03/01/27	[2]	500,000	422,500
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,106,695
Citigroup, Inc.
0.78%	08/25/36	[2]	205,000	162,754
1.30%	11/15/16		1,000,000	1,001,279
1.94%	05/15/18	[2]	583,000	605,203
5.30%	01/07/16		625,000	672,206
5.50%	10/15/14		371,000	380,828
6.00%	08/15/17		250,000	283,585
6.12%	05/15/18		345,000	396,883
6.38%	08/12/14		535,000	546,550
Ford Motor Credit Co. LLC
2.75%	05/15/15		500,000	510,336
Ford Motor Credit Co. LLC, Series FRN
1.49%	05/09/16	[2]	1,000,000	1,016,357
General Electric Capital Corp.
4.62%	01/07/21		700,000	771,843
5.62%	05/01/18		730,000	835,414
General Electric Capital Corp. (MTN)
0.62%	05/05/26	[2]	1,610,000	1,464,080
3.35%	10/17/16		750,000	794,753
General Electric Capital Corp.,
Series A (MTN)
0.49%	09/15/14	[2]	694,000	694,830
Goldman Sachs Group, Inc.
5.95%	01/18/18		350,000	396,711
6.15%	04/01/18		1,100,000	1,258,640
7.50%	02/15/19		550,000	666,309

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14		$250,000	$251,103
Goldman Sachs Group, Inc., Series B (MTN)
0.64%	07/22/15	[2]	100,000	99,983
International Lease Finance Corp.
6.50%	09/01/14	[3]	1,000,000	1,026,250
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[2]	1,070,000	920,200
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[2]	1,650,000	1,328,250
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	510,000	561,663
8.95%	05/18/17	[2]	410,000	454,608
9.57%	06/06/17	[2]	319,000	360,470
Morgan Stanley
0.72%	10/15/15	[2]	187,000	187,160
Morgan Stanley (MTN)
0.69%	10/18/16	[2]	1,185,000	1,181,681
6.25%	08/28/17		800,000	917,002
Prudential Holdings LLC (AGM)
1.11%	12/18/17	[2,3]	428,571	425,087
Reckson Operating Partnership LP
5.00%	08/15/18		700,000	759,917
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	1,250,000	1,356,250

				25,175,591

Health Care — 0.82%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		1,100,000	1,157,750
HCA, Inc.
3.75%	03/15/19		1,000,000	1,000,050
Providence Health & Services Obligated Group
1.20%	10/01/17	[2]	1,975,000	1,971,585

				4,129,385

Industrials — 0.53%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	1,000,000	1,015,417
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,4]	900,000	882,001
5.12%	02/22/21	[3,4]	690,000	747,979

				2,645,397

Insurance — 1.40%
Farmers Insurance Exchange
6.00%	08/01/14	[3]	1,615,000	1,636,607

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Metropolitan Life Global Funding I
3.88%	04/11/22	[3]	$1,000,000	$1,033,143
5.12%	06/10/14	[3]	800,000	807,333
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	1,002,000	1,015,778
6.60%	04/15/34	[3]	440,000	441,375
New York Life Global Funding
1.12%	03/01/17	[3]	1,200,000	1,195,498
Pricoa Global Funding I
5.45%	06/11/14	[3]	850,000	858,149

				6,987,883

Materials — 0.09%
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23	[4]	475,000	452,116

Real Estate Investment Trust (REIT) — 3.30%
Arc Properties Operating Partnership LP Clark Acquisition LLC
2.00%	02/06/17	[3]	2,000,000	1,993,172
HCP, Inc.
2.62%	02/01/20		750,000	733,155
3.75%	02/01/19		525,000	552,746
6.00%	01/30/17		1,000,000	1,125,653
7.07%	06/08/15		200,000	214,908
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	562,480
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,093,631
5.25%	01/15/22		930,000	1,022,743
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		1,245,000	1,349,139
Mid-America Apartments LP
5.50%	10/01/15	[3]	1,000,000	1,065,734
Simon Property Group LP
4.20%	02/01/15		400,000	408,330
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		650,000	778,744
UDR, Inc. (MTN)
5.25%	01/15/15		1,000,000	1,034,787
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		1,000,000	1,008,649
4.00%	04/30/19		1,200,000	1,273,026
WEA Finance LLC
7.12%	04/15/18	[3]	775,000	921,981
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	1,320,000	1,408,278

				16,547,156

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 1.11%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[3]	$1,018,920	$1,099,160
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		47,560	51,365
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		297,430	324,942
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		617,307	687,332
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		320,767	367,279
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[2]	9,031	8,918
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.69%	11/15/16	[2]	1,161,000	1,134,152
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		171,172	200,271
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		240,390	277,049
US Airways Pass-Through Trust, Series 2012, Class 2A
4.62%	06/03/25		498,284	523,510
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		768,372	862,978

				5,536,956

Total Corporates
(Cost $95,646,297)				99,910,044

MORTGAGE-BACKED — 38.63%**
Commercial Mortgage-Backed — 4.77%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	1,938,434	2,004,533
Bayview Commercial Asset Trust, Series 2008-4, Class A2
2.65%	07/25/38	[2,3]	236,359	245,796
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.14%	10/12/42	[2]	1,140,000	1,201,562
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	1,089,615	1,170,449

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse First Boston Commercial Mortgage Trust, Series 2006-C1, Class AAB
5.47%	02/15/39	[2]	$512,242	$521,260
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	516,997	558,763
GE Business Loan Trust, Series 2003-2A, Class A
0.52%	11/15/31	[2,3]	638,737	612,545
GE Business Loan Trust, Series 2005-2A, Class B
0.66%	11/15/33	[2,3]	383,567	352,085
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	1,715,000	1,779,310
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1
5.24%	01/12/43	[2]	1,178,214	1,196,302
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	1,093,332	1,165,619
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		270,859	282,786
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A
4.89%	06/12/47		1,034,527	1,076,664
Morgan Stanley Capital I Trust, Series 2011-C3, Class A4
4.12%	08/15/49		165,000	175,058
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,445,000	1,446,855
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	579,508	593,474
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class 175B
5.46%	10/15/41	[2,3]	2,700,000	2,761,690
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class 175C
5.46%	10/15/41	[2,3]	440,000	450,053
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	873,701	913,260
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A1
1.61%	06/15/44	[3]	2,281,663	2,300,537
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,448,514

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45		$1,605,000	$1,616,238

				23,873,353

Non-Agency Mortgage-Backed — 14.51%
Accredited Mortgage Loan Trust, Series
2005-3, Class A1
0.39%	09/25/35	[2]	1,643,010	1,638,652
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.58%	07/25/35	[2]	2,396,065	2,364,950
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.35%	08/25/35	[2]	230,870	229,526
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.13%	12/25/34	[2]	904,168	804,789
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M2
0.60%	05/25/35	[2]	912,161	912,126
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		4,169	4,420
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.33%	07/20/36	[2]	310,068	309,823
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		4,568	4,768
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE12, Class 1A3
0.54%	12/25/35	[2]	800,000	794,692
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1
0.66%	10/25/35	[2]	1,097,889	1,085,685
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.43%	01/25/35	[2,3]	239,958	215,708
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.33%	05/25/36	[2,3]	211,512	180,876
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.58%	10/25/35	[2]	1,710,000	1,665,263
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		6,973	7,084
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[2]	19,937	19,701

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	$1,526,500	$1,489,784
Conseco Finance Securitizations Corp., Series 2000-E, Class M1
8.13%	08/15/31	[2]	17,414	17,506
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		484,374	530,182
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	13,434	13,485
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		83,028	85,319
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	248,472	273,756
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	837,112	903,962
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	272,100	295,041
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		872,125	938,605
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	705,526
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.23%	08/25/35	[2]	24,327	17,255
Countrywide Asset-Backed Certificates, Series 2005-1, Class MV2
0.59%	07/25/35	[2]	599,719	600,706
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.95%	08/25/34	[2]	201,619	203,480
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,397,851	1,362,603
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.84%	12/25/36		1,103,506	874,232
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.30%	07/25/36	[2]	1,181,612	978,542

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.21%	04/25/37	[2]	$228,219	$148,166
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
0.40%	04/25/37	[2]	2,711,828	1,825,277
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	384,621	385,407
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	739,706	736,377
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.57%	04/25/35	[2]	1,123,348	1,122,820
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.58%	05/25/35	[2]	2,535,088	2,530,114
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	706,951	691,348
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		454,243	470,714
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	554,096	605,182
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	803,945	869,479
Greenpoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[2]	468,537	481,943
Home Equity Loan Trust, Series 2006-2, Class A1
0.31%	03/20/36	[2]	1,094,522	1,074,791
Home Equity Loan Trust, Series 2006-4, Class A3V
0.31%	03/20/36	[2]	156,156	155,687
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	1,475,432	1,468,347
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.72%	10/25/34	[2]	91,501	91,721
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.95%	11/25/34	[2]	41,145	36,121
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.49%	06/25/37	[2]	1,603,827	1,044,040
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		348,378	346,271

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		$92,741	$92,179
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		221,041	230,073
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.82%	05/25/37	[2]	599,238	503,263
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4
4.95%	09/15/30		1,454,684	1,510,021
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		297,658	312,880
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		171,033	184,056
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	539,002	580,636
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
4.43%	01/25/34	[2]	337,165	335,428
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	722	704
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		1,872	1,927
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.38%	02/25/36	[2]	1,483,675	1,453,530
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.58%	10/25/32	[2]	2,184	2,223
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.40%	10/25/32	[2]	25,949	26,253
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.33%	06/25/37	[2]	811,700	522,149
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.40%	06/25/37	[2]	1,500,000	989,441
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		1,107,469	1,189,963
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		590,397	622,938
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		810,348	977,999

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		$578,820	$632,879
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		866,387	934,474
Morgan Stanley Capital I Trust,
Series 2004-NC7, Class M2
1.08%	07/25/34	[2]	2,000,000	1,907,626
Morgan Stanley Capital I Trust,
Series 2005-HE3, Class M3
0.95%	07/25/35	[2]	1,903,000	1,779,324
New Century Home Equity Loan Trust,
Series 2005-3, Class M1
0.63%	07/25/35	[2]	1,918,800	1,910,472
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A4
6.35%	03/15/17		867	868
Origen Manufactured Housing,
Series 2004-A, Class M2
6.64%	01/15/35	[2]	452,603	498,270
Park Place Securities, Inc.,
Series 2004-WCW1, Class M2
0.83%	09/25/34	[2]	708,754	701,763
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.17%	12/25/34	[2]	1,224,327	1,206,455
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
0.57%	08/26/36	[2,3]	2,514,240	2,403,520
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	1,986
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	15,078
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		43,021	47,155
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.50%	12/25/34	[2]	66,052	67,207
Residential Asset Securities Corp., Series 2005-EMX4 Class A3
0.49%	11/25/35	[2]	592,416	593,223
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		253,457	256,956
Residential Funding Mortgage Securities II,
Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33		7,409	7,392
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.42%	02/25/36	[2]	54,198	41,801

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.29%	12/25/36	[2]	$874,861	$863,810
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.48%	10/25/34	[2]	2,318,840	2,256,338
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
0.64%	04/19/35	[2]	2,298,827	2,143,674
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.61%	02/25/36	[2]	1,085,877	914,425
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
1.91%	05/25/36	[2]	3,552,101	2,404,751
Structured Asset Securities Corp.,
Series 2005-WF2, Class A3
0.45%	05/25/35	[2]	2,416,948	2,416,798
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	3,657	1,473
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.90%	04/15/30		90,680	93,858
Vanderbilt Mortgage Finance, Series 2001-A, Class M1
7.74%	04/07/31	[2]	457,545	462,632
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[2]	1,475,592	1,056,345
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[2]	16,421	16,732
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
0.93%	10/25/45	[2]	2,501,143	2,406,421
Wells Fargo Home Equity Trust,
Series 2005-3, Class M1
0.56%	11/25/35	[2]	1,476,873	1,475,685

				72,666,906

U.S. Agency Mortgage-Backed — 19.35%
Fannie Mae Pool (TBA)
2.50%	04/25/28		1,570,000	1,569,264
3.00%	04/25/27		1,150,000	1,181,625
3.00%	04/25/43		6,245,000	6,029,352
3.50%	04/25/42		75,000	75,469
4.00%	04/25/41		10,975,000	11,410,570
Fannie Mae Pool 253974
7.00%	08/01/31		9,691	10,874
Fannie Mae Pool 254232
6.50%	03/01/22		15,325	17,223

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 527247
7.00%	09/01/26		$76	$85
Fannie Mae Pool 545191
7.00%	09/01/31		5,057	5,646
Fannie Mae Pool 545646
7.00%	09/01/26		56	63
Fannie Mae Pool 549740
6.50%	10/01/27		18,872	21,204
Fannie Mae Pool 555284
7.50%	10/01/17		227	242
Fannie Mae Pool 606108
7.00%	03/01/31		947	988
Fannie Mae Pool 630599
7.00%	05/01/32		10,846	12,469
Fannie Mae Pool 655928
7.00%	08/01/32		6,370	7,208
Fannie Mae Pool 735207
7.00%	04/01/34		3,622	4,099
Fannie Mae Pool 735646
4.50%	07/01/20		6,755	7,174
Fannie Mae Pool 735686
6.50%	12/01/22		66,313	74,440
Fannie Mae Pool 735861
6.50%	09/01/33		176,011	200,769
Fannie Mae Pool 764388
3.88%	03/01/34	[2]	43,787	46,831
Fannie Mae Pool 776708
5.00%	05/01/34		295,916	327,164
Fannie Mae Pool 817611
5.31%	11/01/35	[2]	41,091	44,349
Fannie Mae Pool 844773
5.21%	12/01/35	[2]	4,419	4,770
Fannie Mae Pool 889125
5.00%	12/01/21		343,063	367,677
Fannie Mae Pool 889184
5.50%	09/01/36		342,442	381,148
Fannie Mae Pool 890221
5.50%	12/01/33		516,025	575,686
Fannie Mae Pool 895606
5.78%	06/01/36	[2]	96,025	102,728
Fannie Mae Pool 918445
6.04%	05/01/37	[2]	9,838	10,591
Fannie Mae Pool 939419
4.79%	05/01/37	[2]	143,645	154,697
Fannie Mae Pool AB3685
4.00%	10/01/41		2,301,832	2,398,851
Fannie Mae Pool AE0605
4.67%	07/01/20		1,239,978	1,378,655

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AJ0764
4.50%	09/01/41		$858,893	$916,700
Fannie Mae Pool AJ7696
4.50%	12/01/41		3,399,131	3,627,377
Fannie Mae Pool AL0209
4.50%	05/01/41		870,482	936,414
Fannie Mae Pool AL2602
2.65%	10/01/22		1,465,458	1,437,902
Fannie Mae Pool AL3306
2.46%	04/01/23		2,445,913	2,353,847
Fannie Mae Pool AL3366
2.44%	02/01/23		2,457,356	2,371,638
Fannie Mae Pool AL3400
2.54%	03/01/23		2,443,388	2,365,588
Fannie Mae Pool FN0005
3.38%	11/01/20		1,407,094	1,475,184
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,462,858
Fannie Mae Pool MA1561
3.00%	09/01/33		3,387,405	3,382,774
Fannie Mae Pool MA1582
3.50%	09/01/43		2,411,095	2,404,011
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	23,438,592	395,791
Fannie Mae, Pool MA1608
3.50%	10/01/33		3,716,346	3,826,134
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		2,087	2,246
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		210	223
Fannie Mae, Series 1993-80, Class S
10.69%	05/25/23	[2]	11,321	12,625
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		230,880	257,547
Fannie Mae, Series 2007-64, Class FA
0.62%	07/25/37	[2]	310,836	312,200
Fannie Mae, Series 2008-50, Class SA (IO)
5.90%	11/25/36	[2]	3,661,579	539,082
Fannie Mae, Series 2009-M1, Class A2
4.29%	07/25/19		101,000	110,794
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	2,052,184	2,049,250
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	1,613,592	1,576,122
Freddie Mac Gold Pool A25162
5.50%	05/01/34		454,300	502,693
Freddie Mac Gold Pool A33262
5.50%	02/01/35		93,332	104,718

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 54

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A68781
5.50%	10/01/37	$20,070	$22,161
Freddie Mac Gold Pool C03813
3.50%	04/01/42	1,881,965	1,893,213
Freddie Mac Gold Pool C90504
6.50%	12/01/21	1,784	2,002
Freddie Mac Gold Pool E01279
5.50%	01/01/18	1,867	2,007
Freddie Mac Gold Pool E90474
6.00%	07/01/17	3,504	3,671
Freddie Mac Gold Pool G01548
7.50%	07/01/32	616,783	743,993
Freddie Mac Gold Pool G01644
5.50%	02/01/34	277,590	307,935
Freddie Mac Gold Pool G02366
6.50%	10/01/36	220,237	246,340
Freddie Mac Gold Pool G11707
6.00%	03/01/20	3,806	4,074
Freddie Mac Gold Pool G12393
5.50%	10/01/21	288,668	312,265
Freddie Mac Gold Pool G12909
6.00%	11/01/22	380,675	419,568
Freddie Mac Gold Pool G13032
6.00%	09/01/22	245,330	269,707
Freddie Mac Gold Pool J06246
5.50%	10/01/21	121,014	131,985
Freddie Mac Gold Pool Q05261
3.50%	12/01/41	1,231,017	1,241,067
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19	3,385,000	3,700,986
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017, Class A2
2.87%	12/25/21	2,040,000	2,043,890
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K018, Class A2
2.79%	01/25/22	2,235,000	2,222,437
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K026, Class A2
2.51%	11/25/22	2,540,000	2,440,892
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K032, Class A2
3.31%	05/25/23	2,305,000	2,334,216
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K035, Class A2
3.46%	08/25/23	2,300,000	2,352,879

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K036, Class A2
3.53%	10/25/23		$2,265,000	$2,319,006
Freddie Mac Pool Q20178
3.50%	07/01/43		1,666,774	1,680,236
Freddie Mac REMICS, Series 3460, Class SA (IO)
6.04%	06/15/38	[2]	3,746,236	514,141
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.46%	04/15/42	[2]	3,616,094	578,688
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,742
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		95,184	104,001
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		531	530
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		1,555,000	1,493,553
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,984,565	2,157,284
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		2,430,000	2,390,133
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	52,426	54,296
Ginnie Mae, Series 2004-8, Class SE
13.99%	11/26/23	[2]	81,944	100,571
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		2,275,194	2,281,195
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.53%	11/06/17	[2]	1,063,429	1,066,336
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.63%	11/05/20	[2]	858,034	862,592
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.79%	03/09/21	[2]	825,503	830,551
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.56%	02/06/20	[2]	919,834	924,218

				96,916,990

Total Mortgage-Backed
(Cost $186,726,096)				193,457,249

MUNICIPAL BONDS — 1.18%*
California — 0.42%
State of California, Build America Bonds
5.70%	11/01/21		700,000	818,244

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2014

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
State of California, Taxable, Various Purpose
6.20%	10/01/19		$866,000	$1,026,054
State of California, Taxable, Various Purpose,
Series 3
5.95%	04/01/16		225,000	247,788

				2,092,086

Illinois — 0.57%
State of Illinois, Build America Bonds
6.20%	07/01/21		600,000	675,438
State of Illinois, Taxable Bonds
4.95%	06/01/23		1,275,000	1,332,694
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		800,000	847,760

				2,855,892

Texas — 0.19%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		790,000	951,160

Total Municipal Bonds
(Cost $5,655,888)				5,899,138

U.S. AGENCY SECURITIES — 4.07%
U.S. Agency Securities — 4.07%
Federal Farm Credit Bank
0.17%	09/19/14	[2]	1,960,000	1,960,219
0.18%	09/14/16	[2]	2,460,000	2,460,756
0.21%	02/27/17	[2]	2,415,000	2,417,405
Federal Home Loan Bank
0.22%	10/07/15	[2]	1,955,000	1,957,473
0.24%	01/21/15		4,340,000	4,341,380
0.55%	06/03/16		1,720,000	1,715,444
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,610,000	1,563,968
Freddie Mac
0.40%	04/30/15		3,930,000	3,930,972

Total U.S. Agency Securities
(Cost $20,387,141)				20,347,617

U.S. TREASURY SECURITIES — 19.48%
U.S. Treasury Bonds — 0.29%
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[5]	2,285,000	1,476,939

U.S. Treasury Notes — 19.19%
U.S. Treasury Notes
0.25%	05/15/15		8,340,000	8,349,774
0.25%	08/15/15		3,095,000	3,097,779

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
1.62%	03/31/19		$49,840,000	$49,588,936
2.12%	01/31/21		2,555,000	2,530,247
2.75%	02/15/24		10,440,000	10,463,657
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.12%	04/15/17	[6]	6,380,000	6,759,200
0.12%	04/15/18	[6]	1,195,000	1,237,715
0.50%	04/15/15	[6]	2,455,000	2,705,060
1.25%	04/15/14	[6]	785,000	869,449
1.62%	01/15/15	[6]	1,130,000	1,420,579
2.00%	07/15/14	[6]	7,185,000	9,064,969

Total U.S. Treasury Securities
(Cost $98,006,251)				97,564,304

Total Bonds – 88.84%
(Cost $433,293,414)				444,860,423

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.88%
Commercial Paper — 0.92%
Macquarie Bank Ltd. (Australia)
0.20%[7]	05/27/14	[3,4]	4,605,000	4,603,754

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.05%[8]			4,996,000	4,996,000
DWS Money Market Series
Institutional Funds
0.04%[8]			4,996,000	4,996,000

				9,992,000

U.S. Agency Discount Notes — 10.97%
Fannie Mae
0.05%[7]	05/21/14		3,060,000	3,059,788
Federal Home Loan Bank
0.05%[7]	04/30/14		5,000,000	4,999,960
0.05%[7]	04/16/14		13,075,000	13,074,890
0.06%[7]	04/16/14		10,910,000	10,909,908
0.06%[7]	04/09/14		2,200,000	2,199,981
0.07%[7]	06/20/14		6,000,000	5,999,736
0.08%[7]	05/16/14		5,495,000	5,494,794
0.08%[7]	05/14/14		3,350,000	3,349,881
0.08%[7]	07/11/14		5,835,000	5,834,510

				54,923,448

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 56

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.06%[7]	04/24/14	[9]	$11,000	$11,000

Total Short-Term Investments
(Cost $69,527,561)				69,530,202

Total Investments – 102.72%
(Cost $502,820,975)[1]				514,390,625

Liabilities in Excess of Other Assets – (2.72)%				(13,626,459)

Net Assets – 100.00%				$500,764,166

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation	Value

SWAPS: INTEREST RATE

The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	$–	$ 725	$ 63,616	$63,616

The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	720	56,699	56,699

	$–	$1,445	$120,315	$120,315

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$12,614	$(1,071)

	$(13,685)	$1,190	$12,614	$(1,071)

Notes:

[1]	Cost for federal income tax purposes is $502,828,721 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$14,923,697
Gross unrealized depreciation	(3,361,793)

Net unrealized appreciation	$11,561,904

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2014.

[6]	Inflation protected security. Principal amount reflects original security face amount.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of March 31, 2014.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $11,000.

†	Fair valued security. The aggregate value of fair valued securities is $1,220,480, which is 0.24% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.74%
ASSET-BACKED SECURITIES — 5.87%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.25%	12/27/44	[2,3]	$14,950,000	$15,226,600
Access Group, Inc., Series 2001, Class 2A1
0.60%	05/25/29	[2]	3,300,125	3,155,136
Access Group, Inc., Series 2004-1, Class A2
0.44%	09/26/33	[2]	77,500	76,213
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.46%	06/14/37	[2,3]	34,230,955	32,711,957
Ally Auto Receivables Trust, Series 2012-1, Class A3
0.93%	02/16/16		437,194	438,150
American Money Management Corp., Series 2013-12A, Class D1 (Cayman Islands)
3.99%	05/10/25	[2,3,4]	1,650,000	1,618,538
AMURF, Series 2012, Class B
11.00%	12/17/17	2,5,†	12,896,511	12,896,447
ARES CLO Ltd., Series 2012-3A, Class E
5.99%	01/17/24	[2,3]	500,000	495,653
ARES CLO Ltd., Series 2013-1A, Class E (Cayman Islands)
5.24%	04/15/25	[2,3,4]	475,000	448,275
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
3.84%	04/17/23	[2,3,4]	9,445,000	9,447,179
Avery Point CLO Ltd., Series 2014-1A, Class A
1.75%	04/25/26	3,†	8,000,000	8,000,042
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15		2,255,000	2,264,685
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		2,669,000	2,685,870
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	5,240,000	5,045,591
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.46%	11/14/33	[2,3,4]	943,812	783,364
Babson CLO Ltd., Series 2005-3A, Class C (Cayman Islands)
0.94%	11/10/19	[2,3,4]	1,700,000	1,632,081
Babson CLO Ltd., Series 2013-IA, Class C (Cayman Islands)
2.94%	04/20/25	[2,3,4]	2,300,000	2,275,128
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.52%	01/25/35	[2,3]	4,178,264	3,892,333

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.45%	04/25/35	[2,3]	$9,582,899	$8,734,008
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.46%	08/25/35	[2,3]	26,937,687	23,446,132
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.38%	12/25/36	[2,3]	236,918	206,444
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.37%	03/25/37	[2,3]	10,065,878	8,721,876
Bayview Commercial Asset Trust, Series 2007-2A, Class A1
0.42%	07/25/37	[2,3]	16,124,917	13,399,227
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.39%	07/25/37	[2,3]	2,446,070	2,127,784
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	[3]	14,686,258	14,723,690
BlueMountain CLO Ltd., Series 2012-2A, Class A1 (Cayman Islands)
1.66%	11/20/24	[2,3,4]	50,000,000	49,890,900
BlueMountain CLO Ltd., Series 2012-2A, Class C (Cayman Islands)
2.98%	11/20/24	[2,3,4]	125,000	122,951
BlueMountain CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.76%	04/30/26	2,3,4,†	9,250,000	9,245,109
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.38%	09/26/22	[2]	50,000	49,529
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
0.42%	03/26/29	[2]	10,000,000	9,719,000
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.44%	02/25/35	[2]	13,355,000	13,774,991
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.04%	02/25/30	[2]	56,236	56,803
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.28%	11/25/33	[2]	16,050,000	16,330,540
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.09%	07/25/29	[2]	4,075,036	4,119,381
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.24%	10/27/36	[2]	24,490,000	24,886,404
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
0.85%	12/26/35	[2]	52,147	52,079

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CAL Funding II Ltd., Series 2012-1A, Class A (Bermuda)
3.47%	10/25/27	[3,4]	$214,583	$213,645
Cent CLO LP, Series 2013-17A, Class D (Cayman Islands)
6.24%	01/30/25	[2,3,4]	805,000	807,452
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24	[2,3,4]	58,350,000	58,242,403
CIT Education Loan Trust, Series 2007-1, Class A
0.32%	03/25/42	[2,3]	19,306,346	18,067,498
CIT Education Loan Trust, Series 2007-1, Class B
0.53%	06/25/42	[2,3]	26,752,720	24,144,330
College Loan Corp. Trust, Series 2005-2, Class B
0.73%	01/15/37	[2]	5,825,925	5,148,629
Columbus Nova CLO Ltd., Series 2007-2A, Class D
4.74%	10/15/21	[2,3]	375,000	375,125
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	18,987,500	19,041,140
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	2,783,750	2,807,853
Doral CLO 1 Ltd., Series 2012-2A, Class B (Cayman Islands)
2.73%	05/26/23	[2,3,4]	11,500,000	11,068,244
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class D (Cayman Islands)
6.24%	07/17/23	[2,3,4]	350,000	351,174
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A (Cayman Islands)
1.62%	01/15/25	[2,3,4]	24,100,000	24,003,721
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.95%	04/26/32	[2,3]	9,150,000	9,034,753
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.89%	04/25/35	[2]	125,000	124,717
Educational Funding of the South, Inc., Series 2012-1, Class A
1.20%	03/25/36	[2]	36,083,162	36,739,775
EFS Volunteer No. 2 LLC
1.51%	03/25/36	[2,3]	685,000	701,937
Ford Credit Auto Owner Trust, Series 2012-C, Class A4
0.79%	11/15/17		155,000	154,775
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
0.46%	05/25/36	[2]	25,000,000	22,352,371

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-1, Class A
0.44%	05/15/32	[2,3]	$14,038,604	$13,424,689
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	10,358,648	9,840,891
GE Business Loan Trust, Series 2005-1A, Class A3
0.40%	06/15/33	[2,3]	11,784,203	11,073,079
GE Business Loan Trust, Series 2005-2A, Class A
0.40%	11/15/33	[2,3]	26,731,680	24,842,124
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.40%	12/19/32	[2,3,4]	633,620	590,471
Goal Capital Funding Trust, Series 2005-2, Class B
0.76%	11/25/44	[2]	16,365,850	14,600,671
Goal Capital Funding Trust, Series 2006-1, Class A3
0.36%	11/25/26	[2]	41,558	41,183
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[2]	4,699,678	4,184,768
GoldenTree Loan Opportunities V Ltd., Series 2007-5A, Class C (Cayman Islands)
2.24%	10/18/21	[2,3,4]	650,000	650,142
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class E (Cayman Islands)
4.67%	04/19/26	2,3,4,†	730,000	671,233
Great Lakes CLO Ltd., Series 2012-1A, Class B (Cayman Islands)
2.99%	01/15/23	[2,3,4]	5,000,000	5,000,018
Halcyon Loan Advisors Funding Ltd., Series 2012-2A, Class C (Cayman Islands)
3.08%	12/20/24	[2,3,4]	8,525,000	8,475,717
Honda Auto Receivables Owner Trust, Series 2012-1, Class A4
0.97%	04/16/18		32,000	32,155
ING Investment Management CLO Ltd., Series 2013-3A, Class D (Cayman Islands)
4.74%	01/18/26	[2,3,4]	395,000	357,530
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	1,080,116	1,098,667
Katonah VII CLO Ltd., Series 7A, Class C (Cayman Islands)
0.99%	11/15/17	[2,3,4]	3,250,000	3,159,852
Latitude CLO Ltd., Series 2005-1X, Class C
2.08%	12/15/17	[5]	5,000,000	4,842,103
LCM LP, Series 14A, Class D (Cayman Islands)
3.74%	07/15/25	[2,3,4]	750,000	730,429

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Limerock CLO, Series 2014-2A, Class E (Cayman Islands)
4.74%	04/18/26	[2,3,4]	$705,000	$634,060
National Collegiate Master Student Loan Trust I, Series 2002-2, Class AR10
3.66%	11/01/42	[2,3]	29,025,000	29,025,000
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.34%	05/25/26	[2]	9,896,101	9,761,950
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.30%	10/25/27	[2]	35,717,505	34,531,273
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.29%	12/27/27	[2]	3,054,385	3,005,893
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3
3.65%	12/26/25	[2]	8,800,000	8,759,890
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.06%	02/25/36	2,3,†	10,125,000	7,846,830
Nelnet Student Loan Trust, Series 2008-3, Class A4
1.88%	11/25/24	[2]	2,520,000	2,654,927
Newstar Trust, Series 2012-2A, Class C
4.49%	01/20/23	[2,3]	5,000,000	5,017,066
Nissan Auto Receivables Owner Trust, Series 2012-B, Class A4
0.66%	12/17/18		85,000	84,828
North Carolina State Education Authority, Series 2011-1, Class A3
1.14%	10/25/41	[2]	24,545,000	24,608,659
Northstar Education Finance, Inc.
0.99%	01/29/46	[2]	42,825,000	42,722,567
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
1.83%	04/15/25	2,3,4,†	10,000,000	9,999,967
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.66%	11/20/23	[2,3,4]	11,950,000	11,917,627
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B
0.50%	08/25/21	[5]	10,000,000	9,780,166
Pam Capital Funding LP, Series 1998-1A, Class B2 (Cayman Islands)
1.59%	05/01/14	2,3,4,6,†	305,102	61,020
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.20%	10/01/37	[2]	16,950,000	17,135,786
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,5,†	19,225,000	19,224,919
Panthera Aviation, Series 2013-2
10.00%	03/20/24	2,5,†	34,513,384	34,513,242

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Race Point CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
1.66%	11/08/24	[2,3,4]	$59,075,000	$59,083,389
Red River CLO Ltd., Series 1A, Class A (Cayman Islands)
0.51%	07/27/18	[2,3,4]	13,459,070	13,314,052
Scholar Funding Trust, Series 2012-B, Class A2
1.25%	03/28/46	[2,3]	38,825,000	39,462,613
SLC Student Loan Trust I, Series 2002-2, Class B2
1.64%	07/01/42	[2,3]	25,050,000	19,211,622
SLC Student Loan Trust, Series 2006-1, Class B
0.44%	03/15/39	[2]	163,582	145,912
SLC Student Loan Trust, Series 2008-1, Class A4A
1.83%	12/15/32	[2]	17,702,000	18,589,948
SLC Student Loan Trust, Series 2008-2, Class B
1.98%	09/15/22	[2]	4,015,000	4,005,507
SLM Student Loan Trust, Series 2003-11, Class A6
0.98%	12/15/25	[2,3]	14,605,000	14,608,009
SLM Student Loan Trust, Series 2004-1, Class A4
0.50%	10/27/25	[2]	2,810,000	2,752,065
SLM Student Loan Trust, Series 2004-8, Class B
0.70%	01/25/40	[2]	2,099,379	1,871,709
SLM Student Loan Trust, Series 2004-A, Class A3
0.63%	06/15/33	[2]	40,400,000	37,813,107
SLM Student Loan Trust, Series 2004-B, Class A3
0.56%	03/15/24	[2]	24,340,000	22,902,626
SLM Student Loan Trust, Series 2005-4, Class B
0.42%	07/25/40	[2]	14,608,070	12,872,617
SLM Student Loan Trust, Series 2005-5, Class A5
0.99%	10/25/40	[2]	60,000	58,286
SLM Student Loan Trust, Series 2005-A, Class A3
0.43%	06/15/23	[2]	2,500,000	2,405,429
SLM Student Loan Trust, Series 2005-A, Class A4
0.54%	12/15/38	[2]	9,280,000	8,173,380
SLM Student Loan Trust, Series 2005-B, Class A3
0.50%	12/15/23	[2]	28,785,000	27,669,955
SLM Student Loan Trust, Series 2006-2, Class A6
0.41%	01/25/41	[2]	42,655,000	38,780,732

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-8, Class A6
0.40%	01/25/41	[2]	$32,855,000	$29,800,438
SLM Student Loan Trust, Series 2006-9, Class A5
0.34%	01/26/26	[2]	8,350,000	8,188,777
SLM Student Loan Trust, Series 2007-1, Class A5
0.33%	01/26/26	[2]	9,550,000	9,242,332
SLM Student Loan Trust, Series 2007-3, Class A4
0.30%	01/25/22	[2]	7,285,000	7,041,003
SLM Student Loan Trust, Series 2007-6, Class B
1.09%	04/27/43	[2]	7,478,098	6,694,584
SLM Student Loan Trust, Series 2008-2, Class B
1.44%	01/25/29	[2]	38,909,000	35,389,389
SLM Student Loan Trust, Series 2008-3, Class A3
1.24%	10/25/21	[2]	40,000	40,761
SLM Student Loan Trust, Series 2008-3, Class B
1.44%	04/25/29	[2]	1,750,000	1,623,429
SLM Student Loan Trust, Series 2008-4, Class A4
1.89%	07/25/22	[2]	365,000	385,321
SLM Student Loan Trust, Series 2008-4, Class B
2.09%	04/25/29	[2]	4,384,000	4,261,634
SLM Student Loan Trust, Series 2008-5, Class A4
1.94%	07/25/23	[2]	245,000	257,569
SLM Student Loan Trust, Series 2008-5, Class B
2.09%	07/25/29	[2]	32,444,000	32,914,097
SLM Student Loan Trust, Series 2008-6, Class B
2.09%	07/25/29	[2]	31,779,000	31,440,601
SLM Student Loan Trust, Series 2008-7, Class B
2.09%	07/25/29	[2]	17,437,000	17,312,984
SLM Student Loan Trust, Series 2008-8, Class A4
1.74%	04/25/23	[2]	1,480,000	1,541,117
SLM Student Loan Trust, Series 2008-8, Class B
2.49%	10/25/29	[2]	560,000	577,476
SLM Student Loan Trust, Series 2008-9, Class B
2.49%	10/25/29	[2]	31,692,000	33,189,146
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.54%	10/20/23	[2,3,4]	11,500,000	11,602,097

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
South Carolina Student Loan Corp., Series A2
0.36%	12/01/20	[2]	$50,000	$49,335
0.36%	12/01/22	[2]	29,000,000	28,556,880
Symphony CLO Ltd., Series 2012-9A, Class D (Cayman Islands)
4.49%	04/16/22	[2,3,4]	1,700,000	1,700,929
TAL Advantage LLC, Series 2006-1, Class NOTE
0.35%	04/20/21	[2,3]	23,278,126	23,015,257
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	8,350,417	8,373,126
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.41%	05/15/20	[2,3,4]	1,487,500	1,484,647
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	17,661,000	17,683,138
Textainer Marine Containers Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	04/15/27	[3,4]	12,125,000	12,138,072
Trinity Rail Leasing LP, Series 2006-1A, Class A1
5.90%	05/14/36	[3]	6,402,676	7,006,320
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	4,959,969	4,940,769
Triton Container Finance LLC, Series 2012-1A, Class A
4.21%	05/14/27	[3]	3,777,083	3,788,643
Venture X CDO Ltd., Series 2012-10A, Class C (Cayman Islands)
3.49%	07/20/22	[2,3,4]	10,000,000	10,006,215
Vermont Student Assistance Corp., Student Loan Asset-Backed Notes, Series 2012-1, Class A
0.86%	07/28/34	[2]	10,521,130	10,506,546

Total Asset-Backed Securities
(Cost $1,547,697,414)				1,595,454,614

BANK LOANS — 0.50%*
Communications — 0.06%
Intelsat Jackson Holdings SA, Term Loan B1, 1st Lien (Luxembourg)
3.75%	06/30/19	[2,4]	15,151,012	15,210,101

Electric — 0.07%
Topaz Power Holdings LLC, Term Loan, 1st Lien
5.25%	02/26/20	[2]	18,737,812	18,425,453

Energy — 0.20%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[2]	28,951,009	29,421,463

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
0.50%	08/13/19	[2]	$1,903,509	$1,934,441
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[2]	22,885,000	23,371,306

				54,727,210

Health Care — 0.10%
HCA, Inc., Term Loan B4
2.98%	05/01/18	[2]	15,858,456	15,872,411
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.75%	08/05/20	[2,4]	12,506,156	12,560,871

				28,433,282

Services — 0.07%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
5.22%	01/15/38	2,4,†	18,889,323	19,030,227

Total Bank Loans
(Cost $133,140,671)				135,826,273

CORPORATES — 15.72%*
Banking — 3.14%
Abbey National Treasury Services PLC/London (United Kingdom)
2.88%	04/25/14	[4]	837,000	838,139
3.88%	11/10/14	[3,4]	23,210,000	23,687,755
Ally Financial, Inc.
2.44%	12/01/14	[2]	9,009,000	9,042,784
Bank of America Corp.
5.62%	07/01/20		36,593,000	41,696,516
5.75%	12/01/17		1,145,000	1,297,387
7.38%	05/15/14		45,000	45,371
Bank of America N.A. (BKNT)
0.51%	06/15/16	[2]	16,945,000	16,802,873
0.53%	06/15/17	[2]	23,420,000	23,007,808
5.30%	03/15/17		30,625,000	33,724,373
6.00%	06/15/16		11,345,000	12,490,970
6.10%	06/15/17		76,491,000	87,173,205
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,260,884
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16	[4]	110,000	120,551
5.20%	07/10/14	[4]	12,079,000	12,237,887
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	3,746,161
Commonwealth Bank of Australia (Australia)
1.95%	03/16/15	[4]	16,600,000	16,842,912

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Credit Suisse USA, Inc.
5.12%	08/15/15		$15,000	$15,896
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	11,790,000	11,838,422
6.00%	02/15/18	[4]	18,692,000	21,417,798
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	105,983,000	105,989,889
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19		3,676,000	4,615,942
First Chicago NBD Institutional Capital I
0.79%	02/01/27	[2]	5,455,000	4,609,475
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	5,823,000	5,852,115
HBOS PLC (United Kingdom)
6.00%	11/01/33	[3,4]	3,500,000	3,683,872
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	63,967,000	72,589,622
HSBC Bank PLC (United Kingdom)
3.10%	05/24/16	[3,4]	28,270,000	29,594,307
HSBC Holdings PLC (United Kingdom)
5.10%	04/05/21	[4]	23,495,000	26,231,497
JPMorgan Chase & Co.
4.25%	10/15/20		9,525,000	10,224,746
4.35%	08/15/21		12,540,000	13,509,821
4.50%	01/24/22		320,000	345,301
4.62%	05/10/21		51,300,000	56,202,764
6.30%	04/23/19		170,000	199,940
JPMorgan Chase Bank N.A.
0.56%	06/13/16	[2]	14,944,000	14,875,249
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,558,535
6.00%	07/05/17		1,678,000	1,903,592
6.00%	10/01/17		47,957,000	54,672,371
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,368,504
National Australia Bank/ New York (MTN) (Australia)
2.75%	03/09/17	[4]	56,825,000	59,274,144
National Capital Trust II
5.49%	12/29/49	[2,3]	2,717,000	2,778,790
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	13,780,000	14,085,500
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	23,240,000	23,438,260
Wachovia Corp.
0.58%	10/28/15	[2]	13,165,000	13,172,623

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wells Fargo & Co.
1.50%	01/16/18		$220,000	$218,100

				852,282,651

Communications — 0.31%
Cablevision Systems Corp.
8.62%	09/15/17		913,000	1,086,470
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		10,925,000	11,607,813
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		15,194,000	16,637,430
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	11,205,000	12,213,450
Sprint Nextel Corp.
9.00%	11/15/18	[3]	26,230,000	32,097,651
Verizon Communications, Inc.
5.15%	09/15/23		7,650,000	8,381,042
Windstream Corp. (WI)
8.12%	09/01/18		2,730,000	2,910,863

				84,934,719

Consumer Discretionary — 0.03%
Anheuser-Busch Inbev Finance, Inc.
3.70%	02/01/24		1,250,000	1,265,457
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		6,650,000	6,990,813

				8,256,270

Electric — 1.27%
Alabama Power Capital Trust V
3.35%	10/01/42	[2]	290,000	272,197
Cleco Power LLC
6.65%	06/15/18		17,887,000	20,869,908
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	18,827,898	10,920,181
DPL, Inc.
6.50%	10/15/16		14,080,000	15,294,400
7.25%	10/15/21		18,881,000	19,589,038
Duquesne Light Holdings, Inc.
6.25%	08/15/35		42,000	47,922
Dynegy Escrow Holdings
0.00%	01/01/50	6,7,†	54,205,000	–
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	20,116,513
FirstEnergy Corp., Series C
7.38%	11/15/31		11,045,000	12,719,764

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	$143,457	$140,946
FPL Energy Wind Funding LLC
6.88%	06/27/17	[3]	435,887	429,349
GenOn Americas Generation LLC
8.50%	10/01/21		10,932,000	10,494,720
9.12%	05/01/31		4,184,000	3,964,340
Homer City Generation LP (PIK)
8.14%	10/01/19	[8]	10,009,738	10,610,322
8.73%	10/01/26	[9]	30,309,199	31,976,205
Ipalco Enterprises, Inc.
7.25%	04/01/16	[3]	9,450,000	10,383,188
Jersey Central Power & Light Co.
4.70%	04/01/24	[3]	7,288,000	7,565,192
Kansas City Power & Light Co.
6.38%	03/01/18		4,320,000	4,973,607
Metropolitan Edison Co.
3.50%	03/15/23	[3]	11,725,000	11,310,153
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17		19,179,063	20,617,493
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		8,836,850	9,853,088
Nevada Power Co.
5.45%	05/15/41		600,000	695,909
Oncor Electric Delivery Co. LLC
5.25%	09/30/40		9,938,000	11,020,060
5.30%	06/01/42		29,358,000	32,776,739
PNM Resources, Inc.
9.25%	05/15/15		15,387,000	16,848,919
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,479,680
Public Service Co. of New Mexico
5.35%	10/01/21		5,320,000	5,689,245
7.95%	05/15/18		41,187,000	49,331,109
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		543,000	566,306
Tucson Electric Power
3.85%	03/15/23		85,000	84,430

				344,640,923

Energy — 1.63%
Arch Coal, Inc.
7.00%	06/15/19		14,345,000	11,153,238
Continental Resources, Inc.
5.00%	09/15/22		7,000,000	7,363,125
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	48,482,226

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.00%	10/01/21		$2,000,000	$2,127,786
Energy Transfer Partners LP
3.26%	11/01/66	[2]	75,433,000	69,398,360
Newfield Exploration Co.
5.62%	07/01/24		51,020,000	53,124,575
Panhandle Eastern Pipeline Co. LP
8.12%	06/01/19		2,392,000	2,894,980
Petrobras Global Finance BV (Netherlands)
1.86%	05/20/16	[2,4]	18,970,000	18,748,795
Plains Exploration & Production Co.
6.12%	06/15/19		7,915,000	8,741,128
6.50%	11/15/20		11,000,000	12,165,313
6.75%	02/01/22		17,555,000	19,420,183
6.88%	02/15/23		27,775,000	31,038,563
Ruby Pipeline LLC
6.00%	04/01/223		51,505,000	56,017,353
Sabine Pass LNG LP
7.50%	11/30/16		32,152,000	35,688,720
7.50%	11/30/16	[3]	19,273,000	20,718,475
Tennessee Gas Pipeline Co. LLC
7.62%	04/01/37		40,000	52,760
8.00%	02/01/16		25,955,000	29,099,344
8.38%	06/15/32		5,224,000	6,994,978
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[2,4]	85,000	88,273
Weatherford International Ltd. (Switzerland)
4.50%	04/15/22	[4]	220,000	230,761
Williams Cos., Inc.
7.88%	09/01/21		5,881,000	6,997,502
8.75%	03/15/32		2,589,000	3,128,752

				443,675,190

Finance — 4.86%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	15,379,743	16,930,405
Astoria Depositor Corp.
8.14%	05/01/21	[3]	47,522,000	49,898,100
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,758,719
7.25%	02/01/18		20,725,000	24,692,034
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	10,320,000	10,784,400
Chase Capital II, Series B
0.74%	02/01/27	[2]	36,735,000	31,041,075
Chase Capital III, Series C
0.79%	03/01/27	[2]	5,900,000	4,985,500
Chase Capital VI
0.86%	08/01/28	[2]	17,175,000	14,512,875

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
CIT Group, Inc.
4.25%	08/15/17		$8,708,000	$9,186,940
5.25%	04/01/14	[3]	22,795,000	22,681,025
6.62%	04/01/18	[3]	6,385,000	7,175,144
Citigroup Capital III
7.62%	12/01/36		7,438,000	8,888,261
Citigroup, Inc.
0.52%	11/05/14	[2]	14,309,000	14,314,953
0.78%	08/25/36	[2]	61,134,000	48,535,719
1.20%	07/25/16	[2]	36,535,000	36,959,024
1.30%	11/15/16		5,625,000	5,632,195
1.75%	05/01/18		17,650,000	17,361,437
2.50%	09/26/18		8,500,000	8,561,790
4.50%	01/14/22		210,000	222,656
4.59%	12/15/15		4,650,000	4,934,055
5.30%	01/07/16		23,609,000	25,392,165
5.38%	08/09/20		8,425,000	9,492,523
5.50%	10/15/14		72,000	73,907
5.85%	08/02/16		155,000	171,433
6.00%	08/15/17		28,913,000	32,797,115
6.12%	11/21/17		10,055,000	11,522,648
6.38%	08/12/14		3,950,000	4,035,279
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,593,241
Discover Financial Services
3.85%	11/21/22		11,834,000	11,637,674
5.20%	04/27/22		4,515,000	4,843,642
Ford Motor Credit Co. LLC
1.70%	05/09/16		9,225,000	9,328,968
2.75%	05/15/15		7,425,000	7,578,490
3.88%	01/15/15		26,042,000	26,668,935
7.00%	04/15/15		31,214,000	33,215,779
Ford Motor Credit Co. LLC, Series FRN
1.49%	05/09/16	[2]	10,525,000	10,697,160
General Electric Capital Corp.
4.62%	01/07/21		20,325,000	22,411,016
5.62%	05/01/18		295,000	337,599
5.90%	05/13/14		50,000	50,314
General Electric Capital Corp. (MTN)
0.38%	06/20/14	[2]	1,250,000	1,250,644
0.62%	05/05/26	[2]	57,410,000	52,206,728
0.72%	08/15/36	[2]	13,220,000	10,985,765
4.38%	09/16/20		30,715,000	33,480,130
5.00%	01/08/16		250,000	268,970
5.38%	10/20/16		3,700,000	4,111,050
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32		13,915,000	17,941,681

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp., Series G (MTN)
3.10%	01/09/23		$17,035,000	$16,701,318
6.15%	08/07/37		14,393,000	17,514,870
Goldman Sachs Group, Inc.
0.68%	03/22/16	[2]	1,325,000	1,326,457
2.38%	01/22/18		18,810,000	18,951,009
3.62%	02/07/16		11,605,000	12,160,233
5.00%	10/01/14		50,000	51,126
5.25%	07/27/21		11,445,000	12,704,517
5.75%	10/01/16		3,600,000	4,000,404
5.95%	01/18/18		7,015,000	7,951,222
6.00%	06/15/20		9,510,000	10,959,777
6.15%	04/01/18		31,176,000	35,672,140
6.75%	10/01/37		500,000	574,285
7.50%	02/15/19		40,077,000	48,552,083
International Lease Finance Corp.
6.50%	09/01/14	[3]	32,080,000	32,922,100
6.75%	09/01/16	[3]	41,450,000	46,477,885
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[2]	4,238,000	3,644,680
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[2]	63,900,000	51,439,500
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[2]	67,309,000	51,827,930
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21	[3,4]	800,000	906,414
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	9,175,000	9,375,529
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	5,800,000	6,387,540
8.95%	05/18/17	[2]	5,990,000	6,641,712
9.57%	06/06/17	[2]	12,113,000	13,687,690
Morgan Stanley
0.72%	10/15/15	[2]	5,730,000	5,734,893
3.80%	04/29/16		9,140,000	9,657,722
4.20%	11/20/14		8,625,000	8,822,012
5.50%	07/24/20		32,400,000	36,611,903
6.00%	05/13/14		19,985,000	20,112,674
7.30%	05/13/19		205,000	248,895
Morgan Stanley (MTN)
0.69%	10/18/16	[2]	20,365,000	20,307,968
5.62%	09/23/19		600,000	683,168
5.75%	10/18/16		8,550,000	9,510,828
5.95%	12/28/17		125,000	142,812
6.25%	08/28/17		12,950,000	14,843,977
6.62%	04/01/18		8,180,000	9,544,440
Morgan Stanley, Series G (MTN)
5.45%	01/09/17		100,000	110,580

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	$20,725,000	$25,695,897
Prudential Holdings LLC
8.70%	12/18/23	[3]	14,885,486	18,774,825
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,707,145
Reckson Operating Partnership LP
5.00%	08/15/18		14,845,000	16,115,662
Woodbourne Capital Trust I
2.66%	04/29/49	[2,3,6]	900,000	495,000
Woodbourne Capital Trust II
2.66%	04/08/49	[2,3,6]	925,000	508,750
Woodbourne Capital Trust III
2.66%	04/08/49	[2,3,6]	1,525,000	838,750
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	23,561,000	25,563,685

				1,321,611,170

Health Care — 0.45%
Catholic Health Initiatives
2.95%	11/01/22		7,655,000	7,220,322
CHS/Community Health Systems, Inc.
5.12%	08/15/18		3,725,000	3,920,563
7.12%	07/15/20		2,850,000	3,103,080
8.00%	11/15/19		13,050,000	14,452,875
HCA, Inc.
5.88%	03/15/22		2,860,000	3,088,800
7.25%	09/15/20		44,280,000	47,988,450
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		40,000	37,022
6.15%	11/01/43		27,975,000	32,146,853
NYU Hospitals Center, Series 13-A
5.75%	07/01/43		5,440,000	6,089,483
Tenet Healthcare Corp.
4.50%	04/01/21		4,240,000	4,187,000

				122,234,448

Industrials — 0.20%
General Electric Co.
5.25%	12/06/17		17,228,000	19,539,894
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,4]	10,000,000	9,800,010
5.12%	02/22/21	[3,4]	23,825,000	25,826,967

				55,166,871

Information Technology — 0.00%
Oracle Corp.
3.75%	07/08/14		230,000	232,057

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.95%
Berkshire Hathaway, Inc.
4.50%	02/11/43		$16,870,000	$16,731,743
Farmers Exchange Capital
7.20%	07/15/48	[3]	18,265,000	22,154,941
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	58,200,000	63,766,073
MetLife, Inc.
5.00%	06/15/15		250,000	263,270
Metropolitan Life Global Funding I
1.50%	01/10/18	[3]	39,800,000	39,533,706
1.88%	06/22/18	[3]	23,650,000	23,601,386
3.88%	04/11/22	[3]	18,675,000	19,293,946
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	12,949,000	13,127,049
6.60%	04/15/34	[3]	19,568,000	19,629,150
Pricoa Global Funding I
1.60%	05/29/18	[3]	24,825,000	24,301,156
5.45%	06/11/14	[3]	15,130,000	15,275,051

				257,677,471

Materials — 0.09%
ArcelorMittal (Luxembourg)
5.75%	08/05/20	[4]	140,000	149,450
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23	[4]	1,215,000	1,156,464
Barrick NA Finance LLC
5.75%	05/01/43		18,130,000	17,824,864
Barrick North America Finance LLC
4.40%	05/30/21		5,000,000	5,048,896

				24,179,674

Real Estate Investment Trust (REIT) — 1.84%
Arc Properties Operating Partnership LP Clark Acquisition LLC
2.00%	02/06/17	[3]	15,410,000	15,357,393
Avalonbay Communities, Inc., (MTN)
3.95%	01/15/21		7,245,000	7,560,496
BRE Properties, Inc.
5.50%	03/15/17		100,000	110,845
Camden Property Trust
4.62%	06/15/21		600,000	646,042
ERP Operating LP
5.12%	03/15/16		70,000	75,739
5.75%	06/15/17		100,000	112,948
First Industrial LP (MTN)
7.50%	12/01/17		80,000	92,877
HCP, Inc.
2.62%	02/01/20		63,120,000	61,702,329
3.15%	08/01/22		2,850,000	2,728,685

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
3.75%	02/01/19		$10,509,000	$11,064,392
4.25%	11/15/23		6,000,000	6,123,658
5.38%	02/01/21		20,035,000	22,401,915
5.62%	05/01/17		1,508,000	1,688,657
6.00%	01/30/17		16,320,000	18,370,657
7.07%	06/08/15		125,000	134,318
HCP, Inc. (MTN)
6.30%	09/15/16		27,844,000	31,323,386
Health Care REIT, Inc.
4.12%	04/01/19		19,500,000	20,735,628
4.70%	09/15/17		28,088,000	30,717,908
4.95%	01/15/21		16,142,000	17,554,414
5.25%	01/15/22		26,870,000	29,549,574
6.12%	04/15/20		7,275,000	8,349,547
6.50%	03/15/41		13,430,000	16,345,999
Healthcare Realty Trust, Inc.
5.75%	01/15/21		21,375,000	23,738,346
6.50%	01/17/17		380,000	429,088
Highwoods Realty LP
7.50%	04/15/18		6,810,000	7,978,630
Nationwide Health Properties, Inc.
6.00%	05/20/15		22,580,000	23,921,071
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,979,985
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,502,026
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		38,473,000	46,093,253
UDR, Inc. (MTN)
5.25%	01/15/15		200,000	206,957
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		60,000	59,918
2.70%	04/01/20		4,315,000	4,205,869
4.75%	06/01/21		10,925,000	11,816,947
WEA Finance LLC
4.62%	05/10/21	[3]	14,297,000	15,668,054
7.12%	04/15/18	[3]	31,093,000	36,989,881
WEA Finance LLC/WT Finance Aust Pty Ltd.
6.75%	09/02/19	[3]	30,000	36,104

				499,373,536

Transportation — 0.95%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		3,999,793	4,339,775
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25	[3]	23,155,231	23,459,143

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 66

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[3]	$78,384,092	$84,556,840
Autopistas Metropolitanas de Puerto Rico LLC
6.75%	06/30/35	[3]	3,315,000	2,901,079
Continental Airlines 1999-2 Class C-2 Pass-Through Trust, Series AMBC
6.24%	03/15/20		94,256	103,040
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		1,978,504	2,136,785
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		8,874,291	9,695,163
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		68,590	76,370
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,308,888	2,500,757
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		6,753,177	7,880,113
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		43,213,928	50,668,331
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.69%	11/15/16	[2]	13,575,000	13,261,078
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		967,120	1,131,530
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		41,629	47,301
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		12,890,913	14,856,777
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		19,183,063	21,844,712
US Airways Pass-Through Trust, Series 2011-1, Class A
7.12%	10/22/23		5,137,072	6,000,742
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		11,525,576	12,944,663

				258,404,199

Total Corporates
(Cost $4,008,132,503)				4,272,669,179

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS — 0.29%
Foreign Government Obligations — 0.29%
Kommunalbanken AS (Norway)
1.12%	05/23/18	[3,4]	$81,650,000	$79,578,612

Total Foreign Government Obligations
(Cost $81,478,639)

MORTGAGE-BACKED — 44.95%**
Commercial Mortgage-Backed — 2.77%
Banc of America Large Loan, Inc., Series 2010-UB4, Class A4A
5.00%	12/20/41	[2,3]	9,553,617	9,749,227
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A4
5.19%	07/10/45	[2]	6,800,000	6,876,313
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	65,251,000	68,975,837
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.58%	08/25/34	[2,3]	751,463	707,951
Bayview Commercial Asset Trust, Series 2005-3A, Class A1
0.47%	11/25/35	[2,3]	28,636	25,082
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.40%	10/25/36	[2,3]	5,108,424	4,298,289
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[2]	594,132	606,570
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class A4A
5.14%	10/12/42	[2]	40,390,000	42,571,137
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	21,239,068	22,814,646
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	29,480,000	31,861,542
DBRR Trust, Series 2011-LC2, Class A4C
4.54%	07/12/44	[2,3]	1,227,782	1,297,984
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		48,755,000	51,305,228
GE Business Loan Trust, Series 2003-2A, Class A
0.52%	11/15/31	[2,3]	21,530	20,648
GE Commercial Mortgage Corp. Trust, Series 2005-C4, Class A4
5.31%	11/10/45	[2]	20,000,000	21,140,260
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.06%	05/15/35	[2,6]	9,000,329	276,211

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	$107,315,000	$111,339,152
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		2,920,000	3,037,664
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	2,363,047	2,379,601
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4
5.24%	01/12/43	[2]	20,000,000	21,124,570
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,3]	12,146,493	12,261,456
Merrill Lynch Mortgage Investors, Inc., Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	511,571	542,617
Merrill Lynch Mortgage Investors, Inc., Series 2005-MCP1, Class ASB
4.67%	06/12/43	[2]	6,634	6,644
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[2]	11,954,531	12,286,341
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		15,729,754	16,422,413
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		83,344	90,837
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4
5.16%	10/12/52	[2]	35,975,000	38,125,460
Morgan Stanley Capital I Trust, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	44,680,000	48,721,395
Morgan Stanley Capital I Trust, Series 2011-C3, Class A4
4.12%	08/15/49		13,563,000	14,389,767
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	16,568,651	16,967,955
Spirit Master Funding LLC, Series 2006-1A, Class A
5.76%	03/20/24	[3]	8,227,553	8,577,224
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	50,918,356

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		$62,612,000	$64,551,156
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		68,158,000	68,635,242

				752,904,775

Non-Agency Mortgage-Backed — 15.12%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.45%	06/25/32		69,156	67,250
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.37%	02/25/37	[2]	46,125,000	34,231,627
ACE Securities Corp., Series 2006-HE3, Class A2C
0.30%	06/25/36	[2]	4,590,867	2,764,852
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.69%	01/25/36	[2]	578,040	525,182
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.38%	09/25/35	[2]	5,164,952	4,911,652
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
0.42%	12/25/35	[2]	7,850,182	7,725,129
American Home Mortgage Assets, Series 2007-2, Class A1
0.28%	03/25/47	[2]	967,957	756,810
American Home Mortgage Assets, Series 2007-4, Class A2
0.34%	08/25/37	[2]	7,122,512	6,623,488
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1
0.35%	03/25/46	[2]	2,835,703	2,275,822
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.34%	05/25/47	[2]	96,296,991	68,808,148
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.35%	08/25/35	[2]	15,666	15,575
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		114,246	117,942
Argent Securities, Inc., Series 2004-W6, Class AV2
0.60%	05/25/34	[2]	18,496,542	17,657,169
Argent Securities, Inc., Series 2005-W2, Class A2B1
0.35%	10/25/35	[2]	23,410	23,363

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 68

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Series 2005-W4, Class A2C
0.45%	02/25/36	[2]	$424,542	$424,559
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
0.31%	11/25/36	[2]	14,616,863	7,852,120
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.15%	06/25/37	[2]	38,422,518	25,883,767
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.66%	07/25/35	[2]	55,109	54,539
Asset-Backed Securities Corp. Home Equity, Series 2006-HE6, Class A5
0.38%	11/25/36	[2]	18,411,000	10,923,007
Banc of America Alternative Loan Trust, Series 2003-2, Class CB4
5.50%	04/25/33		1,877,364	2,063,273
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		37,870	40,148
Banc of America Funding Corp., Series 2006-E, Class 2A1
2.81%	06/20/36	[2]	243,285	204,095
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.33%	07/20/36	[2]	20,723,901	20,707,509
Banc of America Funding Corp., Series 2006-H, Class 3A1
2.88%	09/20/46	[2]	4,554,865	3,663,154
Banc of America Mortgage Securities, Inc., Series 2003-1, Class ASS 3A1
2.79%	10/25/33	[2]	2,765,921	2,838,520
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.62%	07/25/34	[2]	150,298	152,379
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
2.82%	04/25/35	[2]	1,631,564	1,472,169
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[2]	578,896	514,911
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		3,066,455	2,894,182
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		1,565,538	1,477,279
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,6]	8,000	640

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.82%	05/27/37	[2,3]	$16,257,003	$16,375,013
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.33%	03/25/37	[2]	1,611,117	1,307,723
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		660,934	580,002
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.43%	10/26/35	[2,3]	14,687,948	15,013,719
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.78%	06/27/36	[2,3]	7,914,494	7,942,369
BCAP LLC Trust, Series 2011-RR2, Class 3A6
2.71%	11/21/35	[2,3]	22,104,935	20,675,635
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.51%	11/27/37	[2,3]	13,652,426	13,221,726
BCAP LLC Trust, Series 2011-RR4, Class 1A3
1.45%	03/26/36	[2,3]	19,488,384	19,048,355
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.53%	03/26/37	[2,3]	1,409,595	1,389,913
BCAP LLC Trust, Series 2011-RR5, Class 2A3
2.84%	06/26/37	[2,3]	7,972,917	7,944,477
Bear Stearns ALT-A Trust, Series 2006-3, Class 1A1
0.53%	05/25/36	[2]	3,316,837	2,201,289
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
2.70%	07/25/36	[2]	4,424,923	2,803,937
Bear Stearns ARM Trust, Series 2003-4, Class 3A1
2.46%	07/25/33	[2]	70,399	70,394
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
2.72%	04/25/34	[2]	26,492	26,745
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
5.07%	01/25/35	[2]	10,250,398	10,431,461
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
2.50%	10/25/36	[2]	1,659,348	1,412,792
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		62,809	65,565

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		$1,707,359	$1,771,198
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,539,299	1,615,965
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
0.40%	08/25/20	[2]	4,968,269	3,808,034
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.55%	08/25/43	[2]	26,152	25,876
Bear Stearns Asset-Backed Securities Trust, Series 2005-TC2, Class A3
0.52%	08/25/35	[2]	7,152,019	7,086,245
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		3,686,909	3,271,802
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.33%	10/25/36	[2]	3,419,220	2,269,833
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A1
0.36%	06/25/37	[2]	347,971	286,376
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)[10]
1.44%	05/31/17	2,3,4,6,11,†	13,760	688
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)[10]
7.54%	05/31/17	3,4,6,11,†	2,500	125
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,6,†	6,000	2
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.80%	12/15/30	[2]	19,082,365	19,860,059
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.43%	01/25/35	[2,3]	1,626,880	1,462,471
Centex Home Equity Loan Trust, Series 2006-A, Class AV3
0.31%	06/25/36	[2]	27,943,804	27,599,970
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.40%	06/25/36	[2]	200,000	177,672
Chase Mortgage Finance Corp., Series 2006-A1, Class 1A2
2.70%	09/25/36	[2]	1,835,255	1,525,542
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1
5.50%	11/25/21		3,742,409	3,277,250

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.66%	07/25/37	[2]	$7,734,472	$7,804,554
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		8,217,718	8,098,237
Chaseflex Trust, Series 2006-2, Class A2B
0.35%	09/25/36	[2]	2,603,320	2,140,812
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2
1.40%	10/25/37	[2,3]	7,825,302	7,846,792
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		703,000	682,975
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
6.04%	09/25/36		525,000	508,335
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		650,000	599,724
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.86%	02/25/34	[2]	287,428	284,024
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
4.23%	05/25/34	[2,3]	7,447,499	7,754,343
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.47%	10/25/35	[2]	1,530,771	1,186,605
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.41%	11/25/35	[2]	401,260	276,112
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.31%	09/25/36	[2]	5,995,340	3,115,784
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.40%	06/25/36	[2]	16,050,849	14,877,530
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.30%	08/25/36	[2]	10,375,883	9,709,647
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
2.78%	03/25/37	[2]	1,263,538	815,780
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.35%	01/25/37	[2]	173,000	145,392
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	40,607,000	39,630,304
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
2.40%	02/25/35	[2,3]	415,834	428,155

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 70

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.51%	11/25/35	[2,3]	$378,859	$389,790
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.18%	11/25/36	[2,3]	3,636,768	3,679,325
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		1,810	2,048
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		7,266,816	7,954,061
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		912,792	914,624
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	14,113	14,166
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		52,996	54,459
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	425,953	469,296
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	15,010,360	16,209,057
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	120,975	124,938
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	6,709,208	7,160,546
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		8,749,283	9,416,215
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	9,222,236
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		16,002	16,864
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.23%	08/25/35	[2]	8,586	6,090
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
2.69%	02/25/36	[2]	180,555	139,141
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.65%	06/25/36	[2]	2,272,491	1,625,417

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.67%	02/25/37	[2]	$4,843,729	$4,275,134
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.32%	06/25/36	[2]	2,403,786	1,974,011
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.35%	03/25/37	[2]	1,166,422	565,023
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
5.10%	02/25/36	[2]	7,000,000	5,661,439
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.24%	02/25/36	[2]	8,337,443	8,584,128
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
5.07%	04/25/36	[2]	275,000	199,225
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.59%	08/25/35	[2]	12,180,534	11,821,726
Countrywide Asset-Backed Certificates, Series 2005-4, Class MV1
0.61%	10/25/35	[2]	58,655	58,761
Countrywide Asset-Backed Certificates, Series 2005-7, Class MV1
0.66%	11/25/35	[2]	3,627,232	3,616,419
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
0.95%	10/25/47	[2]	24,326,125	20,920,686
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.08%	06/19/31	[2]	45,349	45,462
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-38, Class A3
5.00%	02/25/18		1,959,877	1,990,028
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		290,430	302,166
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.95%	08/25/34	[2]	3,407,224	3,438,666
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
0.48%	02/25/35	[2]	262,140	236,645
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.32%	02/25/35	[2]	6,593,628	4,920,491

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.52%	06/20/34	[2]	$131,426	$130,733
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
2.50%	09/20/34	[2]	3,996,040	3,915,632
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.65%	11/20/34	[2]	3,792,044	3,639,539
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
2.90%	04/25/35	[2]	2,019,888	1,741,624
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
2.57%	01/25/36	[2]	598,369	524,291
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.44%	02/25/35	[2]	165,364	127,622
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.45%	05/25/35	[2]	8,685,711	7,519,463
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
2.86%	09/25/47	[2]	2,668,795	2,343,525
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
2.96%	03/25/37	[2]	2,350,368	1,717,595
Credit Suisse Commercial Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[3]	36,851,701	38,577,109
Credit Suisse Commercial Mortgage Trust, Series 2011-16R, Class 5A1
2.62%	09/27/35	[2,3]	11,364,807	11,513,555
Credit Suisse First Boston Commercial Mortgage Trust, Series 2004-AR5, Class 6A1
2.55%	06/25/34	[2]	542,484	546,675
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.58%	08/25/33	[2]	40,266	40,036
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		76,500	81,722
Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 2A1
0.85%	03/25/36	[2]	7,917,425	4,656,372

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		$6,926,457	$6,719,519
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 1A11
7.00%	08/25/37		3,101,883	1,999,440
Credit Suisse Mortgage Capital Certificates, Series 2010-17R, Class 1A1
2.39%	06/26/36	[2,3]	2,054,895	2,122,299
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		30,248	30,053
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
1.19%	03/25/33	[2]	7,030,623	6,658,443
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.17%	11/25/33	[2]	53,629	50,779
Credit-Based Asset Servicing and Securitization LLC, Series 2005-FR3, Class M1
0.86%	04/25/35	[2]	1,874,608	1,845,755
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.55%	01/25/36		11,520,524	8,512,000
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.30%	07/25/36	[2]	31,133,698	25,783,092
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.26%	10/25/36	[2]	13,252,740	13,027,971
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2A
0.26%	02/25/37	[2]	9,197,100	5,066,459
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2B
0.42%	02/25/37	[2]	45,040,186	25,215,928
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.38%	02/25/37	[2]	72,345,156	35,646,904
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2A
0.28%	05/25/37	[2]	29,406,497	19,942,990

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 72

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2C
0.50%	05/25/37	[2]	$19,915,052	$13,771,778
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
4.30%	01/25/37		9,454,901	4,694,358
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
4.30%	01/25/37		17,677,964	8,601,116
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.82%	02/25/37		59,096,315	43,480,823
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.82%	02/25/37		40,416,768	29,732,272
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.82%	02/25/37		7,868,091	5,788,901
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2 (STEP)
0.32%	04/25/37	[2]	47,594,434	31,685,756
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.30%	12/25/36	[2]	50,629,140	27,227,947
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC2, Class A2B
0.29%	01/25/37	[2]	28,252,791	19,203,377
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,691,426
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	10,225,561	10,246,472
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
0.34%	08/25/36	[2]	2,821,321	2,156,731
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
0.28%	12/25/36	[2]	3,529,097	2,177,185
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		28,080	27,929
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		1,009,332	823,484

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class A6
0.34%	02/25/37	[2]	$1,911,631	$1,411,263
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
2.87%	02/25/36	[2]	2,327,797	1,807,299
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.40%	07/19/45	[2]	498,317	452,310
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.30%	04/19/48	[2]	13,454,905	11,556,647
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.52%	01/19/45	[2]	5,411,045	4,794,082
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
0.41%	03/19/45	[2]	1,028,650	929,053
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.57%	04/25/35	[2]	12,763,555	12,757,556
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,887	75,110
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[2]	13,750	13,155
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		148,415	144,894
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.58%	05/25/35	[2]	6,337,720	6,325,285
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FFH2, Class M1
0.87%	04/25/35	[2,3]	1,191,231	1,172,749
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF11, Class 2A3
0.30%	08/25/36	[2]	31,246,246	22,972,052
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.26%	12/25/37	[2]	19,591,594	11,656,509
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2C
0.31%	12/25/37	[2]	57,007,167	34,163,255
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.36%	12/25/37	[2]	41,317,185	24,938,929
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2C
0.29%	01/25/38	[2]	103,586,010	62,409,421

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.25%	03/25/37	[2]	$46,537,443	$28,663,109
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2C
0.30%	03/25/37	[2]	24,057,600	14,875,848
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2D
0.37%	03/25/37	[2]	44,794,613	27,910,762
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.17%	08/25/34	[2]	26,220,622	25,169,437
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	166,086	162,420
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
2.23%	10/25/34	[2]	6,147,158	6,090,158
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		27,267	23,299
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.58%	10/25/34	[2]	2,799,026	2,757,800
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1
2.40%	11/25/37	[2]	803,856	687,064
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
2.54%	02/25/34	[2]	1,953,299	1,981,180
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
2.62%	12/25/34	[2]	1,169,070	1,168,700
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
2.55%	01/25/37	[2]	417,355	364,346
FNBA Mortgage Pass-Through Certificates, Series 2004-AR1, Class A2
0.56%	08/19/34	[2]	38,953	36,723
Fremont Home Loan Trust, Series 2005-C, Class M1
0.63%	07/25/35	[2]	9,003,228	9,023,288
GE Business Loan Trust, Series 2004-2X, Class B
0.64%	12/15/32		1,325,483	1,248,629
GE Business Loan Trust, Series 2007-1A, Class A
0.32%	04/16/35	[2,3]	29,653,090	26,872,890
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.59%	06/25/30	[2]	77,993	69,039

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
2.96%	12/19/33	[2]	$13,388,482	$13,830,630
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
2.97%	06/25/34	[2]	12,539	11,881
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
2.92%	11/19/35	[2]	2,366,189	2,271,545
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.90%	05/19/36	[2]	2,837,966	2,190,499
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	29,243,939	31,940,135
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.39%	08/25/45	[2]	3,261,973	2,852,671
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.33%	01/25/47	[2]	19,890,158	18,437,102
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.31%	02/25/37	[2]	8,065,165	6,150,109
GS Mortgage Securities Corp., Series 2009-1R, Class 2A1
2.63%	11/25/35	[2,3]	72,480	73,908
GSAA Home Equity Trust, Series 2005-9, Class 2A3
0.52%	08/25/35	[2]	9,280,567	8,750,593
GSAMP Trust, Series 2005-AHL2, Class A2D
0.50%	12/25/35	[2]	25,693,000	16,881,331
GSAMP Trust, Series 2005-HE5, Class M1
0.57%	11/25/35	[2]	17,000,000	16,150,986
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.74%	08/25/34	[2]	14,843	15,136
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.62%	08/25/34	[2]	1,469,000	1,415,264
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
2.70%	10/25/35	[2]	2,683,647	2,409,319
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A4
2.70%	10/25/35	[2]	5,716,666	5,709,097
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
2.68%	09/25/35	[2]	735,000	734,672
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.34%	08/25/46	[2]	10,525,249	10,006,810

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 74

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.69%	05/25/47	[2]	$6,824,060	$6,147,468
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.47%	04/19/34	[2]	23,020	22,569
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
0.50%	01/19/35	[2]	847,976	721,234
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.74%	07/19/35	[2]	916,166	848,311
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.35%	07/21/36	[2]	408,568	332,266
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.15%	11/25/47	[2]	1,443,368	1,336,383
Home Equity Loan Trust, Series 2005-3, Class M1
0.58%	01/20/35	[2]	300,771	299,464
Home Equity Loan Trust, Series 2006-1, Class A1
0.32%	01/20/36	[2]	19,423,319	19,118,344
Home Equity Loan Trust, Series 2006-2, Class A1
0.31%	03/20/36	[2]	25,438,039	24,979,480
Home Equity Loan Trust, Series 2006-4, Class A3V
0.31%	03/20/36	[2]	10,410	10,379
Home Equity Loan Trust, Series 2007-1, Class AM
0.40%	03/20/36	[2]	2,050,519	2,024,459
Home Equity Loan Trust, Series 2007-3, Class A4
1.66%	11/20/36	[2]	13,120,000	12,747,274
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	51,738,374	51,489,927
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
0.72%	10/25/34	[2]	6,118,532	6,113,270
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.34%	12/25/35	[2]	18,996,622	18,595,755
Impac CMB Trust, Series 2005-1, Class 1A1
0.67%	04/25/35	[2]	9,801,659	8,900,848
Impac Secured Assets Corp., CMN Owners Trust, Series 2004-3, Class 1
0.95%	11/25/34	[2]	1,525,344	1,496,715
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.36%	08/25/34	[2]	2,767,904	2,297,048

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
0.95%	08/25/34	[2]	$40,919	$36,443
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.72%	10/25/34	[2]	332,896	333,696
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.01%	09/25/34	[2]	128,074	110,846
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.95%	11/25/34	[2]	98,681	86,631
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.46%	03/25/35	[2]	2,613,151	2,531,111
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
2.40%	08/25/35	[2]	211,965	181,353
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
4.61%	09/25/35	[2]	1,070,274	956,932
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
2.35%	09/25/35	[2]	10,283,327	8,488,290
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.46%	10/25/36	[2]	314,894	245,486
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
5.01%	12/25/35	[2]	10,273,825	8,655,369
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.42%	01/25/36	[2]	4,171,397	3,585,182
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.39%	04/25/35	[2]	1,296,091	1,194,492
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A4A
0.32%	11/25/46	[2]	20,245,313	19,041,419
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
2.77%	08/25/36	[2]	29,083,300	20,597,491
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.27%	08/25/36	[2]	377,828	261,879
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A
0.36%	05/25/46	[2]	1,973,595	1,716,885
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
2.88%	05/25/36	[2]	8,181,321	6,075,457

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.38%	07/25/46	[2]	$42,195,581	$33,908,875
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
2.82%	03/25/37	[2]	2,112,906	1,928,804
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.49%	06/25/37	[2]	7,896,308	5,140,244
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
2.72%	05/25/37	[2]	409,019	301,669
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
2.82%	11/25/37	[2]	7,456,076	7,120,985
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
4.63%	04/25/37	[2]	679,953	477,901
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		287,463	285,725
IndyMac Residential Asset Backed Trust, Series 2005-C, Class AI1
0.41%	10/25/35	[2]	20,648,397	20,406,542
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A3
0.32%	05/25/36	[2]	5,576,559	5,006,634
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.69%	05/25/36	[2]	1,865,154	1,409,791
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
5.04%	05/25/36	[2]	18,193,971	14,299,642
JPMorgan Alternative Loan Trust, Series 2006-S4, Class A4 (STEP)
5.96%	12/25/36		38,700,000	31,624,808
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,590,698	4,049,991
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.36%	03/25/37	[2]	3,566,818	3,048,991
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.25%	03/25/47	[2]	310,797	227,732
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
4.56%	03/25/47		9,480,000	7,246,379
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF3 (STEP)
4.56%	03/25/47		10,000,000	7,643,050

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
4.56%	03/25/47		$5,000,000	$3,820,170
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.43%	03/25/47	[2]	90,000	50,212
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
1.94%	11/25/33	[2]	437,923	426,670
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
2.77%	09/25/34	[2]	2,757,917	2,869,436
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.71%	06/25/35	[2]	267,085	250,577
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
5.25%	08/25/35	[2]	451,107	451,203
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		10,025,582	10,718,771
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
2.55%	11/25/33	[2]	28,121	29,039
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.76%	05/25/36	[2]	2,954,281	2,463,734
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
2.73%	05/25/36	[2]	2,315,410	2,060,807
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
2.74%	06/25/36	[2]	1,810,030	1,556,903
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
2.74%	06/25/36	[2]	5,834,960	5,076,078
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
2.75%	08/25/36	[2]	1,335,052	1,152,647
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.66%	07/25/35	[2]	7,227,707	7,262,740
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
3.37%	05/25/37	[2]	8,558,258	7,422,577
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.82%	05/25/37	[2]	29,962	25,163
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
4.44%	06/25/37	[2]	1,651,490	1,459,826

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 76

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Resecuritization Trust, Series 2010-1, Class 1A1
6.00%	02/26/37	[3]	$2,093,078	$2,164,683
JPMorgan Resecuritization Trust, Series 2010-4, Class 1A1
2.61%	07/26/36	[2,3]	586,969	594,083
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		32,179	33,825
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	9,321,110	10,041,091
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.45%	11/25/35	[2]	25,071,321	22,008,257
Lehman XS Trust, Series 2006-10N, Class 1A3A
0.36%	07/25/46	[2]	22,673,290	17,805,652
Lehman XS Trust, Series 2006-13, Class 1A2
0.32%	09/25/36	[2]	45,438,580	37,535,266
Lehman XS Trust, Series 2006-14N, Class 3A2
0.27%	08/25/36	[2]	245,289	180,481
Lehman XS Trust, Series 2006-16N, Class A4A
0.34%	11/25/46	[2]	666,503	545,058
Lehman XS Trust, Series 2006-19, Class A2
0.32%	12/25/36	[2]	30,872,553	25,013,776
Lehman XS Trust, Series 2006-9, Class A1B
0.31%	05/25/46	[2]	56,269,563	45,635,572
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.05%	10/25/34	[2]	75,000	71,099
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
4.43%	01/25/34	[2]	207,486	206,417
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.08%	11/25/33	[2]	2,496,409	2,576,677
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.65%	11/21/34	[2]	21,443,099	21,984,912
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
2.81%	10/25/34	[2]	2,303,747	2,328,963
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.59%	06/25/34	[2]	697	648

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		$4,759,699	$4,970,492
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		30,101	30,977
MASTR Asset Securitization Trust, Series 2003-8, Class 3A12
5.25%	09/25/33		2,233,250	2,425,071
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		2,423,302	2,514,987
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
0.30%	11/25/36	[2]	21,429,545	9,423,344
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
0.36%	11/25/36	[2]	5,952,651	2,641,185
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
0.36%	05/25/37	[2]	26,441,000	17,101,544
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.58%	10/25/32	[2]	37,941	38,611
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
0.86%	11/15/31	[2]	4,371,528	4,387,804
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.31%	10/25/36	[2]	6,443,506	4,753,463
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
0.32%	04/25/37	[2]	17,814,691	9,727,053
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.40%	04/25/37	[2]	42,724,682	23,596,757
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.32%	05/25/37	[2]	16,211,977	9,730,736
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.39%	05/25/37	[2]	52,400,509	31,665,344
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.47%	05/25/37	[2]	27,482,304	16,835,110
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.33%	06/25/37	[2]	23,372,500	15,035,027
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.40%	06/25/37	[2]	34,732,000	22,910,165

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.31%	07/25/37	[2]	$37,921,763	$22,838,003
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
2.65%	10/25/33	[2]	1,597,847	1,581,529
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.49%	08/25/34	[2]	5,739,967	5,869,535
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.36%	02/25/36	[2]	31,213	28,701
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
4.86%	03/25/37		38,859,507	16,660,443
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
4.86%	03/25/37		29,327,444	12,590,946
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
2.53%	08/25/36	[2]	2,045,565	1,884,452
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		399,975	429,769
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		582,679	614,795
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		25,974,017	27,949,587
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	17,722,085	18,793,580
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35		131,224	142,260
Mid-State Trust, Series 6, Class A2
7.40%	07/01/35		8,202	8,843
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.93%	07/25/35	[2]	67,384	65,504
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.45%	12/25/35	[2]	31,040,527	29,538,694
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.60%	08/25/35	[2]	39,657	39,096
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.47%	01/25/35	[2]	540,303	499,968
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		656,523	687,924
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[2]	3,354,667	3,222,035

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.46%	10/25/34	[2]	$293,959	$289,041
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	260,738	155,888
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		780,616	769,735
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.27%	04/25/37	[2]	7,727,193	4,286,367
Morgan Stanley Resecuritization Trust, Series 2010-R4, Class 1B
0.49%	01/26/36	[2,3]	10,960,748	10,860,139
Morgan Stanley Resecuritization Trust, Series 2010-R9, Class 3A
3.25%	11/26/36	[3]	46,097	46,387
MortgageIT Trust, Series 2005-4, Class A1
0.43%	10/25/35	[2]	7,876,456	7,214,755
MortgageIT Trust, Series 2005-5, Class A1
0.41%	12/25/35	[2]	2,897,754	2,672,283
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.40%	06/25/37	[2]	7,955,000	5,541,119
New Century Home Equity Loan Trust, Series 2003-6, Class M1
1.23%	01/25/34	[2]	51,565	46,593
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.58%	06/25/35	[2]	65,000	64,119
New Century Home Equity Loan Trust, Series 2005-4, Class A2B
0.42%	09/25/35	[2]	1,290	1,291
New Century Home Equity Loan Trust, Series 2005-4, Class M1
0.63%	09/25/35	[2]	36,420,000	35,313,269
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.43%	03/25/36	[2]	71,929,000	71,593,372
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.32%	12/26/36	[2,3]	40,071,734	40,389,262
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
0.30%	11/26/36	[2,3]	19,783,985	18,926,927
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.32%	10/26/36	[2,3]	15,710,330	15,227,321
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		1,300	1,302

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 78

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A (Cayman Islands)
1.75%	04/15/26	2,3,4,†	$10,000,000	$9,999,967
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.41%	11/25/35	[2]	39,464	38,894
Option One Mortgage Loan Trust, Series 2005-5, Class A3
0.36%	12/25/35	[2]	47,368	46,787
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
0.39%	05/25/37	[2]	35,201,271	22,586,544
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
1.20%	12/25/34	[2]	1,256,097	1,260,793
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
0.41%	09/25/35	[2]	62,893,508	62,284,535
Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35		585,337	588,244
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
6.08%	01/25/36		22,910,000	17,359,374
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
0.41%	11/25/46	[2]	85,000	68,696
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.46%	06/25/47	[2]	23,015,500	14,370,388
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.50%	08/25/33	[2]	1,525,242	1,550,764
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18		121,668	125,295
Residential Accredit Loans, Inc., Series 2005-QA10, Class A31
3.56%	09/25/35	[2]	1,150,354	965,004
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB1
3.48%	12/25/35	[2]	7,870,273	5,848,722
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.00%	04/25/35	[2]	8,034,053	7,935,676
Residential Accredit Loans, Inc., Series 2005-QA7, Class A1
3.16%	07/25/35	[2]	7,361,706	5,705,234
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.32%	07/25/35	[2]	6,287,408	5,258,204

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA9, Class CB11
3.14%	08/25/35	[2]	$13,048,277	$11,139,945
Residential Accredit Loans, Inc., Series 2005-QO4, Class 2A1
0.43%	12/25/45	[2]	2,625,280	1,804,763
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.13%	01/25/46	[2]	14,453,979	10,373,505
Residential Accredit Loans, Inc., Series 2006-Q09, Class 1A2A
0.30%	12/25/46	[2]	11,401,310	11,115,587
Residential Accredit Loans, Inc., Series 2006-QA1, Class A11
3.23%	01/25/36	[2]	212,473	164,134
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21
3.73%	01/25/36	[2]	4,909,818	3,840,932
Residential Accredit Loans, Inc., Series 2006-QS10, Class AV (IO)
0.55%	08/25/36	[2,6]	67,321,531	1,735,078
Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A9
0.53%	09/25/36	[2]	593,954	397,026
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[2,6]	229,311,395	4,311,857
Residential Accredit Loans, Inc., Series 2006-QS7, Class AV (IO)
0.67%	06/25/36	[2,6]	119,543,593	3,837,845
Residential Accredit Loans, Inc., Series 2006-QS8, Class AV (IO)
0.77%	08/25/36	[2,6]	288,587,480	9,274,927
Residential Accredit Loans, Inc., Series 2007-QS10, Class AV (IO)
0.46%	09/25/37	[2,6]	177,599,617	3,266,501
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[2,6]	109,702,340	1,681,956
Residential Accredit Loans, Inc., Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[2,6]	137,203,514	1,254,863
Residential Accredit Loans, Inc., Series 2007-QS6, Class AV (IO)
0.32%	04/25/37	[2,6]	300,833,387	4,261,756
Residential Accredit Loans, Inc., Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37	[2,6]	91,509,403	1,417,023
Residential Accredit Loans, Inc., Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[2,6]	235,490,461	3,493,972

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		$615,231	$657,108
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		311,823	310,005
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33		35,034	34,503
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.35%	12/25/34	[2]	1,037,507	1,023,629
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		97,523	100,843
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31		81,152	82,608
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4
8.50%	12/25/31		46,742	44,549
Residential Asset Securities Corp., Series 2004-IP2, Class 1A1
2.48%	12/25/34	[2]	463,521	469,918
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.50%	12/25/34	[2]	62,304	63,394
Residential Asset Securities Corp., Series 2004-IP2, Class 3A1
2.49%	12/25/34	[2]	1,315,718	1,329,152
Residential Asset Securities Corp., Series 2006-A7CB, Class 1A3
6.25%	07/25/36		2,357,621	2,178,032
Residential Funding Mortgage Securities I, Inc., Series 2005-SA5, Class 1A
2.87%	11/25/35	[2]	14,400,436	11,917,066
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 3A1
3.86%	09/25/36	[2]	2,901,073	2,530,032
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 4A1
6.06%	09/25/36	[2]	1,166,610	1,017,731
Residential Funding Mortgage Securities I, Inc., Series 2006-SA4, Class 2A1
3.56%	11/25/36	[2]	252,365	219,191
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 2A2
3.04%	04/25/37	[2]	1,573,159	1,374,367
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		92,839	92,949

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		$78,796	$78,667
Residential Funding Mortgage Securities Trust, Series 1999-HI1, Class A6 (STEP)
7.58%	09/25/29		10,726	10,801
Residential Funding Mortgage Securities Trust, Series 2003-S7, Class A7
5.50%	05/25/33		2,488,331	2,651,013
Residential Funding Mortgage Securities Trust, Series 2004-S2, Class A9
5.50%	03/25/34		1,394,726	1,539,281
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		963,350	1,038,805
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)
6.81%	06/25/16		21,124	22,142
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.57%	10/25/35	[2]	21,508,333	21,490,266
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.30%	01/25/47	[2]	13,135,000	9,305,283
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.55%	09/25/47	[2]	32,174,000	19,180,382
Sequoia Mortgage Trust, Series 2004-3, Class A
0.88%	05/20/34	[2]	1,666,034	1,596,023
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.42%	02/25/36	[2]	1,885,327	1,454,106
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.39%	12/25/36	[2,3]	13,875,516	8,096,003
Soundview Home Equity Loan Trust, Series 2006-1, Class A3
0.34%	02/25/36	[2]	10,856,612	10,655,228
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.29%	12/25/36	[2]	29,145,659	28,777,482
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
2.50%	02/25/34	[2]	45,898	46,593
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.40%	09/25/34	[2]	27,163,910	27,086,601
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.48%	10/25/34	[2]	378,274	383,460

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 80

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
2.38%	10/25/34	[2]	$32,324,040	$32,890,648
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.48%	10/25/34	[2]	5,176,162	5,036,643
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
2.49%	11/25/34	[2]	23,418,942	23,456,042
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.02%	11/25/34	[2]	109,341	104,025
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.49%	01/25/35	[2]	1,612,862	1,547,142
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 5A1
2.58%	02/25/36	[2]	529,313	526,843
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
2.64%	10/25/47	[2]	1,863,231	1,441,852
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
0.35%	01/25/36	[2]	14,617,506	14,232,693
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 24A1
2.31%	05/25/36	[2]	846,073	538,293
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 1A2
0.32%	04/25/37	[2]	2,689,120	2,693,761
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
1.63%	08/25/47	[2]	144,191,677	127,635,444
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A3
0.26%	12/25/36	[2]	7,169,858	7,156,338
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1
0.45%	01/25/35	[2]	5,422,216	4,778,895
Structured Asset Securities Corp. Trust, Series 2005-5, Class 2A4
5.50%	04/25/35		10,308,093	10,281,519
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		3,262	3,300
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.18%	10/25/31	[2]	11,445	11,437
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[2]	588,793	587,970

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.41%	11/25/33	[2]	$4,359,149	$4,432,367
Structured Asset Securities Corp., Series 2003-7H, Class A12
6.50%	03/25/33		47,805	50,375
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		9,928,585	10,057,683
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.51%	11/25/35	[2]	10,058,123	10,044,726
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.45%	02/25/36	[2]	17,863,949	17,527,660
Structured Asset Securities Corp., Series 2006-WF2, Class A3
0.30%	07/25/36	[2]	9,623,437	9,558,316
Structured Asset Securities Corp., Series 2006-WF2, Class A4
0.46%	07/25/36	[2]	43,826,000	40,454,992
Structured Asset Securities Corp., Series 2006-WF3, Class A1
0.29%	09/25/36	[2]	24,641,418	23,818,449
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.30%	09/25/36	[2]	4,883,789	4,801,676
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.40%	11/25/37	[2]	6,126,480	6,058,069
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
2.84%	06/25/37	[2]	14,337,328	13,030,409
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.03%	12/25/44	[2]	386,471	379,079
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	2,178,368	2,281,362
Wachovia Bank Commercial Mortgage Trust, Series 2006-AMN1, Class A3
0.39%	08/25/36	[2]	1,877,504	1,112,251
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.70%	05/25/35	[2]	8,640,894	6,971,767
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.65%	06/25/35	[2]	14,865,921	11,276,251
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR2, Class A1A
1.07%	04/25/46	[2]	18,262,549	14,499,715

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.10%	05/25/46	[2]	$33,173,563	$24,895,929
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR7, Class A1A
1.05%	09/25/46	[2]	9,437,477	5,894,714
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		838,899	820,495
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class 2A
0.85%	12/25/46	[2]	9,233,067	5,723,366
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[2]	22,587,943	16,170,234
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.88%	02/25/47	[2]	43,446,998	29,575,414
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.90%	04/25/47	[2]	2,741,605	2,141,558
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.26%	01/25/37	[2]	6,034,856	3,441,232
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.30%	01/25/37	[2]	55,708,503	32,069,268
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.38%	01/25/37	[2]	18,700,404	10,833,168
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4
0.51%	04/25/37	[2]	1,569,124	791,275
WaMu Asset-Backed Certificates, Series 2007-HE3, Class 2A5
0.40%	05/25/47	[2]	10,550,704	6,671,200
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.33%	11/25/30	[2]	526,403	513,780
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.50%	01/25/33	[2]	27,868	28,396
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	14,641,269	14,888,904
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.44%	06/25/34	[2]	132,628	135,591
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.61%	05/25/44	[2]	139,800	134,851

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.47%	01/25/45	[2]	$1,939,472	$1,845,978
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.47%	08/25/45	[2]	93,808,965	87,720,669
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.35%	10/25/35	[2]	310,000	297,417
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.44%	10/25/45	[2]	246,008	227,975
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.48%	12/25/35	[2]	11,732,204	10,987,115
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
0.41%	11/25/45	[2]	38,964,815	36,157,906
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.44%	12/25/45	[2]	19,272,102	17,996,617
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
0.48%	01/25/45	[2]	28,114,839	26,154,813
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.46%	01/25/45	[2]	3,104,990	2,908,548
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.38%	04/25/45	[2]	415,629	389,505
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.20%	01/25/46	[2]	78,832,106	76,199,965
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
4.16%	12/25/36	[2]	1,922,213	1,752,514
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.14%	02/25/46	[2]	1,756,952	1,645,943
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.07%	05/25/46	[2]	1,756,021	1,657,172
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.11%	07/25/46	[2]	5,453,465	4,594,588
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
2.28%	08/25/46	[2]	1,850,145	1,725,971
WaMu Mortgage Pass-Through Certificates, Series 2007-HE2, Class 2A3
0.40%	04/25/37	[2]	35,601,216	17,769,510

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 82

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
2.22%	02/25/37	[2]	$2,423,013	$1,999,965
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1
2.45%	02/25/37	[2]	991,640	875,330
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 2A1
4.30%	06/25/37	[2]	870,786	736,021
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
4.73%	07/25/37	[2]	767,496	711,556
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
0.83%	02/25/47	[2]	20,154,200	16,496,757
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 5A
2.03%	04/25/47	[2]	7,343,118	5,342,228
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		673,116	641,266
Wells Fargo Home Equity Trust, Series 2004-2, Class AI6
5.00%	05/25/34	[2]	4,900,484	4,962,076
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		8,388,294	8,597,982
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
2.62%	12/25/33	[2]	2,681,623	2,685,077
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
4.67%	07/25/34	[2]	733,306	739,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
2.62%	09/25/34	[2]	6,933,933	7,130,839
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.61%	06/25/35	[2]	3,000,800	3,029,722
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		7,351,116	7,543,108
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		766,057	738,437
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
2.61%	07/25/36	[2]	624,225	606,074
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36	[2]	211,700	205,544

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
2.61%	07/25/36	[2]	$452,755	$440,237
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
2.61%	07/25/36	[2]	2,138,683	2,079,553
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[2]	5,025,794	4,804,649
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
2.62%	04/25/36	[2]	28,496	28,392
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-5, Class 1A1
5.50%	05/25/37		12,770,457	13,514,259
Wells Fargo Mortgage-Backed Securities, Series 2005-AR10, Class 2A17
2.61%	06/25/35	[2]	70,482,667	71,563,590

				4,111,553,659

U.S. Agency Mortgage-Backed — 27.06%
Fannie Mae FNCL (TBA)
4.50%	04/25/39		300,830,000	320,995,026
Fannie Mae Pool (TBA)
2.50%	04/25/28		317,910,000	317,760,996
3.00%	04/25/27		129,580,000	133,143,450
3.00%	04/25/43		645,675,000	623,379,003
3.50%	04/25/26		287,405,000	301,415,994
3.50%	04/25/42		731,190,000	735,759,938
4.00%	04/25/41		481,945,000	501,072,192
Fannie Mae Pool 190375
5.50%	11/01/36		3,102,506	3,434,935
Fannie Mae Pool 254232
6.50%	03/01/22		60,975	68,525
Fannie Mae Pool 313182
7.50%	10/01/26		6,154	6,922
Fannie Mae Pool 394854
6.50%	05/01/27		2,483	2,836
Fannie Mae Pool 467243
4.55%	01/01/21		2,649,981	2,923,056
Fannie Mae Pool 468587
3.84%	08/01/21		791,488	845,835
Fannie Mae Pool 545191
7.00%	09/01/31		17,074	19,063
Fannie Mae Pool 545831
6.50%	08/01/17		22,161	23,614
Fannie Mae Pool 555284
7.50%	10/01/17		2,328	2,482
Fannie Mae Pool 606108
7.00%	03/01/31		6,110	6,379

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 613142
7.00%	11/01/31		$28,740	$33,300
Fannie Mae Pool 625666
7.00%	01/01/32		21,474	24,299
Fannie Mae Pool 633698
7.50%	02/01/31		125,266	149,359
Fannie Mae Pool 637093
8.50%	03/01/32		13,061	14,194
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	7,328	7,532
Fannie Mae Pool 655928
7.00%	08/01/32		306,575	346,878
Fannie Mae Pool 725257
5.50%	02/01/34		3,244,153	3,611,166
Fannie Mae Pool 734922
4.50%	09/01/33		4,882,295	5,226,844
Fannie Mae Pool 735207
7.00%	04/01/34		59,766	67,639
Fannie Mae Pool 735224
5.50%	02/01/35		13,459,194	14,980,301
Fannie Mae Pool 735646
4.50%	07/01/20		3,694,607	3,923,595
Fannie Mae Pool 735651
4.50%	06/01/35		13,728,730	14,688,379
Fannie Mae Pool 735686
6.50%	12/01/22		111,724	125,416
Fannie Mae Pool 740297
5.50%	10/01/33		6,403	7,127
Fannie Mae Pool 745592
5.00%	01/01/21		19,869	21,295
Fannie Mae Pool 817611
5.31%	11/01/35	[2]	1,149,417	1,240,555
Fannie Mae Pool 839109
5.33%	11/01/35	[2]	20,973	22,637
Fannie Mae Pool 841031
5.23%	11/01/35	[2]	103,891	112,147
Fannie Mae Pool 844773
5.21%	12/01/35	[2]	27,144	29,302
Fannie Mae Pool 888412
7.00%	04/01/37		1,813,116	2,004,396
Fannie Mae Pool 889125
5.00%	12/01/21		12,086,982	12,954,210
Fannie Mae Pool 889184
5.50%	09/01/36		12,171,809	13,547,578
Fannie Mae Pool 895606
5.78%	06/01/36	[2]	81,509	87,199
Fannie Mae Pool 908408
4.69%	04/01/37	[2]	6,858,067	7,342,130

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 918445
6.04%	05/01/37	[2]	$129,442	$139,352
Fannie Mae Pool 933033
6.50%	10/01/37		2,884,837	3,184,026
Fannie Mae Pool AB1613
4.00%	10/01/40		77,173,828	80,525,318
Fannie Mae Pool AB1803
4.00%	11/01/40		81,836,947	85,466,020
Fannie Mae Pool AB2127
3.50%	01/01/26		57,331,521	60,218,994
Fannie Mae Pool AB3679
3.50%	10/01/41		27,736,951	27,963,396
Fannie Mae Pool AB3864
3.50%	11/01/41		22,495,843	22,686,530
Fannie Mae Pool AB3866
3.50%	11/01/41		81,662,750	82,283,637
Fannie Mae Pool AB4044
3.50%	12/01/41		34,759,362	35,023,639
Fannie Mae Pool AB4045
3.50%	12/01/41		23,520,983	23,749,761
Fannie Mae Pool AB9703
3.50%	06/01/43		53,635,036	53,476,884
Fannie Mae Pool AD0791
4.76%	02/01/20		18,920,034	21,162,595
Fannie Mae Pool AD0849
4.25%	02/01/20		29,252,538	31,759,210
Fannie Mae Pool AD0850
4.31%	02/01/20		49,011,987	53,816,279
Fannie Mae Pool AE0482
5.50%	01/01/38		28,645,675	31,957,590
Fannie Mae Pool AE0600
3.98%	11/01/20		41,078,224	44,408,140
Fannie Mae Pool AE0605
4.67%	07/01/20		31,867,189	35,431,174
Fannie Mae Pool AE0918
3.66%	10/01/20		6,179,559	6,566,265
Fannie Mae Pool AH3780
4.00%	02/01/41		33,698,298	35,196,868
Fannie Mae Pool AJ0764
4.50%	09/01/41		54,397	58,058
Fannie Mae Pool AJ1404
4.00%	09/01/41		58,705,007	61,151,811
Fannie Mae Pool AL0209
4.50%	05/01/41		52,256,982	56,215,036
Fannie Mae Pool AL0290
4.45%	04/01/21		32,892,106	36,090,312
Fannie Mae Pool AL0600
4.30%	07/01/21		4,708,964	5,133,338

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 84

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0834
4.06%	10/01/21		$39,587,998	$42,564,648
Fannie Mae Pool AL0851
6.00%	10/01/40		66,395,498	74,028,152
Fannie Mae Pool AL1410
4.50%	12/01/41		66,065,470	70,511,983
Fannie Mae Pool AL1445
4.34%	11/01/21		81,077,147	89,239,633
Fannie Mae Pool AL2602
2.65%	10/01/22		117,629	115,417
Fannie Mae Pool AL2669
4.48%	09/01/21		35,927,702	39,424,012
Fannie Mae Pool AL3306
2.46%	04/01/23		44,203	42,539
Fannie Mae Pool AU3739
3.50%	08/01/43		78,197,029	78,939,283
Fannie Mae Pool FN0000
3.58%	09/01/20		11,007,162	11,653,695
Fannie Mae Pool FN0001
3.76%	12/01/20		25,931,253	27,478,093
Fannie Mae Pool FN0002
3.31%	12/01/17		1,463,538	1,552,365
Fannie Mae Pool FN0003
4.30%	01/01/21		8,915,001	9,762,361
Fannie Mae Pool FN0005
3.38%	11/01/20		43,044,715	45,127,680
Fannie Mae Pool FN0007
3.46%	11/01/20		80,000	84,193
Fannie Mae Pool FN0010
3.84%	09/01/20		343,612	367,655
Fannie Mae Pool MA1490
3.00%	07/01/33		48,096,538	48,030,850
Fannie Mae Pool MA1527
3.00%	07/01/33		157,912,730	157,696,925
Fannie Mae Pool MA1561
3.00%	09/01/33		81,755,188	81,643,427
Fannie Mae Pool MA1582
3.50%	09/01/43		34,969,333	34,866,591
Fannie Mae Pool MA1584
3.50%	09/01/33		161,474,686	165,769,273
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
6.45%	11/25/35	[2]	278,385	44,522
Fannie Mae REMICS, Series 2006-49,
Class SE
28.38%	04/25/36	[2]	7,934,173	12,741,619
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
6.25%	03/25/37	[2]	10,001,760	1,163,461

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.45%	10/25/40	[2]	$16,148,667	$2,835,024
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[1][2]	36,929,638	27,918,637
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[1][2]	22,689,391	17,140,733
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		603	656
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		53,265	59,819
Fannie Mae, Pool MA1608
3.50%	10/01/33		108,850,964	112,066,617
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		1,320	1,426
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		476	515
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		10,380	11,293
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		1,944	2,284
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[12]	98,885	94,197
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[2]	149,616	1,753
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		25,178	27,831
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		40,491	45,143
Fannie Mae, Series 1997-34, Class SA
4.26%	10/25/23	[2]	9,995	11,217
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		114,335	124,385
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		277,556	309,614
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23		32,004,000	34,422,990
Fannie Mae, Series 2005-104, Class NI (IO)
6.55%	03/25/35	[2]	50,875,293	6,696,064
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		26,668,958	28,853,336
Fannie Mae, Series 2005-92, Class US (IO)
5.95%	10/25/25	[2]	18,642,544	2,528,960
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		689,865	713,811

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		$254,096	$266,692
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35		2,276,825	2,296,192
Fannie Mae, Series 2007-34, Class SB (IO)
5.96%	04/25/37	[2]	13,230,962	2,409,686
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		3,919,589	4,251,769
Fannie Mae, Series 2010-17, Class SB (IO)
6.20%	03/25/40	[2]	24,016,505	3,753,451
Fannie Mae, Series 2010-43, Class KS (IO)
6.27%	05/25/40	[2]	44,397,392	7,147,561
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,400,040
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	25,572,681
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	145,865,226	145,656,697
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	115,081,566	112,409,188
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		343	373
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		7,907	8,897
Freddie Mac Gold Pool A24156
6.50%	10/01/31		775,415	881,881
Freddie Mac Gold Pool A25162
5.50%	05/01/34		6,933,567	7,672,154
Freddie Mac Gold Pool A39012
5.50%	06/01/35		113,021	124,848
Freddie Mac Gold Pool A54856
5.00%	01/01/34		9,862,569	10,767,382
Freddie Mac Gold Pool A61164
5.00%	04/01/36		40,115	43,832
Freddie Mac Gold Pool A97038
4.00%	02/01/41		29,206,287	30,375,682
Freddie Mac Gold Pool C01492
5.00%	02/01/33		2,255,598	2,466,003
Freddie Mac Gold Pool C46104
6.50%	09/01/29		44,949	51,529
Freddie Mac Gold Pool C55789
7.50%	10/01/27		22,848	25,786
Freddie Mac Gold Pool C90573
6.50%	08/01/22		161,330	182,220
Freddie Mac Gold Pool E02402
6.00%	10/01/22		43,598	47,879
Freddie Mac Gold Pool G00992
7.00%	11/01/28		2,956	3,413

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01515
5.00%	02/01/33	$2,143,179	$2,343,098
Freddie Mac Gold Pool G02579
5.00%	12/01/34	2,813,663	3,074,496
Freddie Mac Gold Pool G02884
6.00%	04/01/37	10,497,437	11,725,909
Freddie Mac Gold Pool G02955
5.50%	03/01/37	9,744,837	10,941,709
Freddie Mac Gold Pool G03357
5.50%	08/01/37	3,244,453	3,580,431
Freddie Mac Gold Pool G03676
5.50%	12/01/37	8,154,461	9,137,093
Freddie Mac Gold Pool G03783
5.50%	01/01/38	4,807,037	5,309,334
Freddie Mac Gold Pool G03985
6.00%	03/01/38	87,361	96,831
Freddie Mac Gold Pool G04438
5.50%	05/01/38	16,493,921	18,327,406
Freddie Mac Gold Pool G04703
5.50%	08/01/38	17,062,676	18,827,745
Freddie Mac Gold Pool G04706
5.50%	09/01/38	477,391	534,292
Freddie Mac Gold Pool G05866
4.50%	02/01/40	41,735,475	44,819,982
Freddie Mac Gold Pool G06361
4.00%	03/01/41	52,104	54,350
Freddie Mac Gold Pool G06498
4.00%	04/01/41	54,285,042	56,526,428
Freddie Mac Gold Pool G06499
4.00%	03/01/41	25,395,041	26,423,739
Freddie Mac Gold Pool G06620
4.50%	07/01/41	66,403,559	71,197,062
Freddie Mac Gold Pool G11707
6.00%	03/01/20	1,282,838	1,373,400
Freddie Mac Gold Pool G12393
5.50%	10/01/21	9,564,175	10,346,015
Freddie Mac Gold Pool G12399
6.00%	09/01/21	5,269	5,785
Freddie Mac Gold Pool G12824
6.00%	08/01/22	4,337,657	4,774,228
Freddie Mac Gold Pool G12909
6.00%	11/01/22	11,565,802	12,747,452
Freddie Mac Gold Pool G13032
6.00%	09/01/22	2,393,162	2,630,958
Freddie Mac Gold Pool G13058
4.50%	10/01/20	7,177,666	7,602,382
Freddie Mac Gold Pool H00790
5.50%	05/01/37	99,984	108,374

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 86

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool H03161
6.50%	08/01/37		$11,980	$12,996
Freddie Mac Gold Pool H05069
5.50%	05/01/37		5,465,945	5,897,883
Freddie Mac Gold Pool H09082
6.50%	09/01/37		16,995	18,771
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		82,708,381	86,297,526
Freddie Mac Gold Pool U95034
4.00%	09/01/42		61,937,983	63,866,292
Freddie Mac Gold Pool U99054
4.00%	06/01/43		65,024,591	67,048,995
Freddie Mac Gold Pool V80356
3.50%	08/01/43		80,116,428	80,714,114
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A2
4.33%	10/25/20		60,000	66,103
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class A2
3.97%	01/25/21	[2]	22,640,000	24,440,106
Freddie Mac Pool G07408
3.50%	06/01/43		44,041,532	44,397,215
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		35,923	40,858
Freddie Mac REMICS, Series 3019, Class SW (IO)
7.04%	08/15/35	[2]	5,753,232	1,265,912
Freddie Mac REMICS, Series 3300, Class SA (IO)
7.04%	08/15/35	[2]	2,543,632	328,342
Freddie Mac REMICS, Series 3425, Class SV (IO)
5.90%	08/15/35	[2]	7,324,860	1,063,401
Freddie Mac REMICS, Series 3891, Class HS (IO)
5.80%	07/15/4	[1][2]	22,777,701	3,320,271
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		41,156,718	40,936,465
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/431	[2]	58,324,802	43,837,338
Freddie Mac Strips, Series 319, Class F2
0.66%	11/15/43	[2]	11,770,428	11,723,555
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		340	374
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		1,564	1,731

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		$6,585	$7,193
Freddie Mac, Series 165, Class K
6.50%	09/15/21		156	169
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		204,612	233,592
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		103,224	114,103
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		893,158	912,763
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		54,308	59,338
Freddie Mac, Series 2433, Class SA
20.53%	02/15/32	[2]	31,651	44,015
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		120,324	133,331
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		68,780	6,761
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		15,296	15,285
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,661
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	9,814,874
Freddie Mac, Series 3067, Class SI (IO)
6.50%	11/15/35	[2]	28,823,440	4,619,809
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		216,915	223,287
Freddie Mac, Series 3345, Class FP
0.36%	11/15/36	[2]	7,267,991	7,268,573
Freddie Mac, Series 3345, Class PF
0.34%	05/15/36	[2]	7,854,872	7,855,743
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		54,233,576	9,088,430
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	71,950,046
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,405,698
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,056,928
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	33,310,621
Freddie Mac, Series 4161, Class BA
2.50%	12/15/41		58,153,226	58,026,016
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,305,000	105,946,188
Ginnie Mae I Pool 782817
4.50%	11/15/39		49,712,573	53,811,842

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		$132,130,000	$129,962,236
3.50%	04/20/43		95,355,000	97,336,591
4.50%	04/21/44		188,735,000	203,509,421
Ginnie Mae II Pool 2631
7.00%	08/20/28		4,968	5,777
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	35,650	36,921
Ginnie Mae II Pool 81267
1.62%	03/20/35	[2]	68,735	71,521
Ginnie Mae II Pool 8631
2.00%	05/20/25	[2]	10,887	11,378
Ginnie Mae II Pool 8644
2.50%	06/20/25	[2]	17,979	18,822
Ginnie Mae II Pool G281432
1.62%	08/20/35	[2]	65,413	68,035
Ginnie Mae II Pool G281497
1.62%	10/20/35	[2]	61,078	63,729
Ginnie Mae, Series 2000-22, Class SG (IO)
10.64%	05/16/30	[2]	392,865	62,693
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		23,346,578	25,341,156
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		244,690	260,886
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		23,741,627	26,126,862
Ginnie Mae, Series 2007-35, Class PY (IO)
6.60%	06/16/37	[2]	40,596,456	6,695,557
Ginnie Mae, Series 2009-106, Class SD (IO)
6.09%	03/20/36	[2]	37,112,473	5,895,417
Ginnie Mae, Series 2009-106, Class XI (IO)
6.64%	05/20/37	[2]	96,571,668	16,308,589
Ginnie Mae, Series 2009-124, Class SC (IO)
6.32%	12/20/39	[2]	16,903,978	2,535,845
Ginnie Mae, Series 2010-4, Class SL (IO)
6.24%	01/16/40	[2]	191,395	30,703
Ginnie Mae, Series 2010-4, Class SM (IO)
5.64%	01/16/40	[2]	34,799,102	4,104,481
Ginnie Mae, Series 2010-6, Class BS (IO)
6.34%	09/16/39	[2]	16,372,833	2,004,745
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		159,420	39,209
Ginnie Mae, Series 2011-50, Class PS (IO)
5.94%	02/20/412		85,099,900	14,351,170
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		773,000	805,855

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[2]	$32,753,074	$32,949,464
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[2]	45,343,330	45,749,198
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.72%	12/08/20	[2]	38,041,513	38,415,984
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.79%	03/09/21	[2]	4,851,879	4,881,550
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.54%	05/07/20	[2]	27,242	27,273

				7,356,994,556

Total Mortgage-Backed
(Cost $11,635,360,217)				12,221,452,990

MUNICIPAL BONDS — 1.96%*
California — 0.55%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class A13
0.44%	04/25/24	[2]	1,211,686	1,199,368
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	413,896
State of California, Build America Bonds
5.70%	11/01/21		24,230,000	28,322,932
6.65%	03/01/22		10,220,000	12,301,507
7.30%	10/01/39		12,565,000	16,827,928
7.35%	11/01/39		25,000,000	33,677,750
7.95%	03/01/36		7,350,000	8,657,051
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,243,973
State of California, Taxable, Various Purpose
5.50%	03/01/16		8,450,000	9,186,502
6.20%	03/01/19		10,675,000	12,554,227
6.20%	10/01/19		17,995,000	21,320,836

				149,705,970

Illinois — 0.69%
State of Illinois, Build America Bonds
6.20%	07/01/21		30,175,000	33,968,903
7.10%	07/01/35		21,490,000	23,878,184
7.35%	07/01/35		11,720,000	13,693,062
State of Illinois, Build America Bonds, Series S
6.63%	02/01/35		13,210,000	14,602,334

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 88

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Taxable Bonds
4.95%	06/01/23		$31,825,000	$33,265,081
5.66%	03/01/18		2,850,000	3,163,813
5.88%	03/01/19		16,000,000	17,935,360
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		8,885,000	9,415,435
5.10%	06/01/33		38,246,000	37,784,369

				187,706,541

New York — 0.22%
City of New York, Build America Bonds
5.52%	10/01/37		2,525,000	2,841,130
5.82%	10/01/31		220,000	241,149
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		46,470,000	53,523,681
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20		65,000	71,491
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		3,405,000	3,773,761

				60,451,212

Texas — 0.50%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		78,145,000	94,086,580
North Texas Tollway Authority, Build America Bonds
6.72%	01/01/49		50,000	65,974
State of Texas, Build America Bonds
5.52%	04/01/39		33,610,000	40,002,958

				134,155,512

Total Municipal Bonds
(Cost $512,713,138)				532,019,235

U.S. AGENCY SECURITIES — 1.12%
U.S. Agency Securities — 1.12%
Federal Farm Credit Bank
0.21%	02/27/17	[2]	133,065,000	133,197,533
Federal Home Loan Bank
0.22%	10/07/15	[2]	61,965,000	62,043,386
Federal Home Loan Bank (STEP)
0.75%	05/26/28		112,670,000	109,448,652

Total U.S. Agency Securities
(Cost $307,550,615)				304,689,571

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 27.33%
U.S. Treasury Bonds — 5.31%
U.S. Treasury Bonds
2.75%	08/15/42		$59,290,000	$50,632,711
3.12%	02/15/42		155,870,000	144,313,642
3.62%	02/15/44		33,855,000	34,251,747
3.75%	11/15/43		897,150,000	928,971,013
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.38%	02/15/44	[13]	177,185,000	181,910,067
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[12]	158,200,000	102,254,627

				1,442,333,807

U.S. Treasury Notes — 22.02%
U.S. Treasury Notes
0.75%	06/15/14		700,000	701,025
0.75%	01/15/17		167,080,000	166,845,086
0.75%	06/30/17		331,010,000	327,958,419
1.38%	07/31/18		263,000,000	261,465,832
1.50%	01/31/19		471,370,000	467,263,896
1.62%	03/31/19		446,535,000	444,285,625
1.88%	04/30/14		150,000,000	150,222,600
2.12%	01/31/21		419,265,000	415,203,161
2.38%	08/31/14		120,000,000	121,139,064
2.75%	11/15/23		429,887,000	431,868,521
2.75%	02/15/24		1,757,475,000	1,761,457,438
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.12%	04/15/16	[13]	386,040,000	420,380,535
0.12%	04/15/17	[13]	360,170,000	381,576,932
0.12%	04/15/18	[13]	107,455,000	111,295,974
0.50%	04/15/15	[13]	138,030,000	152,089,397
1.25%	04/15/14	[13]	46,450,000	51,447,002
2.00%	07/15/14	[13]	255,510,000	322,364,673

				5,987,565,180

Total U.S. Treasury Securities
(Cost $7,448,817,543)				7,429,898,987

Total Bonds – 97.74%
(Cost $25,674,890,740)				26,571,589,461

Issues	Shares	Value
COMMON STOCK — 0.12%
Electric — 0.12%
Dynegy, Inc.[10]	1,255,250	31,305,930

Total Common Stock
(Cost $24,138,454)

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues		Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.17%

Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.		$ 57,150	$2,723,878

Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley		90,000	4,289,571

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Barclays, Inc.[14]		16,650	1,126,276

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Citigroup, Inc.[15]		106,585	7,209,857

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Deutsche Bank AG16		157,135	10,629,271

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Goldman Sachs Group, Inc.[17]		99,450	6,727,216

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Barclays, Inc.[18]		65,450	4,488,050

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Deutsche Bank AG19		150,000	10,285,830

Total Purchased Swaptions (Cost $50,818,471)			47,479,949

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 14.50%
Commercial Paper — 2.08%
Macquarie Bank Ltd. (Australia)
0.20%[20]	05/27/14[3,4]	111,745,000	111,714,786

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Commercial Paper (continued)
0.20%[20]	05/28/14[3,4]	$130,985,000	$130,947,707
National Rural Utilities Cooperative Finance Corp.
0.10%[20]	04/15/14	97,065,000	97,061,225
RBS Holdings USA, Inc.
0.25%[20]	04/22/14	225,805,000	225,782,105

			565,505,823

Money Market Funds — 1.97%
Dreyfus Cash Advantage Fund
0.05%[21,22]		275,715,000	275,715,000
DWS Money Market Series Institutional Funds
0.04%[21]		260,264,000	260,264,000

			535,979,000

Repurchase Agreements — 1.58%
Deutsche Bank AG (Dated 3/31/14, total to be received $62,500,087, (collateralized by U.S. Treasury obligations, 0.63% to 3.38%, due from 9/30/17 to 4/15/32, par and fair value of $63,893,600 and $63,750,002, respectively))
0.05%	04/01/14	62,500,000	62,500,000
RBS (Dated 3/31/14, total to be received $165,000,774, (collateralized by U.S. government sponsored agency obligations, 0.00% to 8.88%, due from 4/10/14 to 4/15/30, par and fair value of $180,070,000 and $168,300,791, respectively))
0.04%	04/01/14	165,000,000	165,000,000
RBS (Dated 3/31/14, total to be received $200,001,833, (collateralized by U.S. government sponsored agency obligations, 0.00% to 9.38%, due from 4/15/14 to 4/15/30, par and fair value of $323,412,000 and $204,001,870, respectively))
0.05%	04/01/14	200,000,000	200,000,000

			427,500,000

U.S. Agency Discount Notes — 8.84%
Federal Home Loan Bank
0.04%[20]	04/21/14	150,000,000	149,998,350
0.05%[20]	04/23/14	137,000,000	136,995,814
0.05%[20]	04/29/14	245,000,000	244,998,056
0.05%[20]	04/30/14	197,360,000	197,358,421
0.05%[20]	04/16/14	195,000,000	194,998,358
0.06%[20]	04/23/14	4,170,000	4,169,924
0.06%[20]	04/25/14	130,000,000	129,997,400
0.06%[20]	05/09/14	221,000,000	220,993,002
0.07%[20]	04/23/14	87,555,000	87,553,406
0.07%[20]	05/21/14	296,180,000	296,173,872
0.07%[20]	06/25/14	100,000,000	99,995,300

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
0.08%[20]	05/16/14		$80,000,000	$79,997,000
0.08%[20]	06/06/14		300,000,000	299,988,900
0.08%[20]	05/14/14		260,000,000	259,990,748

				2,403,208,551

U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
0.04%[20]	04/10/14	[23]	250,000	249,997
0.06%[20]	04/24/14	[23]	8,021,000	8,020,718

				8,270,715

Total Short-Term Investments (Cost $3,940,326,600)				3,940,464,089

Total Investments – 112.53% (Cost $29,690,174,265)[1]				30,590,839,429

Liabilities in Excess of Other Assets – (12.53)%				(3,405,694,654)

Net Assets – 100.00%				$27,185,144,775

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.
	$(216,060)	$(5,592,141)	$(4,250,246)
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley
	(340,000)	(8,730,000)	(6,688,344)

Total Written Swaptions		$(14,322,141)	$(10,938,590)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
7,020	Euro Dollar Ninety Day,
	Expiration March 2015	$594,204
4,170	U.S. Treasury Five Year Note,
	Expiration June 2014	(2,215,801)
2,143	U.S. Treasury Ten Year Note,
	Expiration June 2014	(1,214,212)

	Net unrealized depreciation	$(2,835,809)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
7,020	Euro Dollar Ninety Day,
	Expiration March 2016	$4,506,116

826	U.S. Treasury Thirty Year Long Bond,
	Expiration June 2014	(934,034)

	Net unrealized appreciation	$3,572,082

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Deutsche Bank AG
03/15/26	$—	$176,000	$(7,262,235)	$(7,262,235)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Barclays, Inc.
03/15/26	—	105,370	(4,347,851)	(4,347,851)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.80% semi-annually. Counterparty: Goldman Sachs Group, Inc.
04/09/26	—	100,730	(7,213,477)	(7,213,477)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.81% semi-annually. Counterparty: Barclays, Inc.
04/09/26	—	195,580	(13,985,476)	(13,985,476)
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	—	50,120	3,946,892	3,946,892
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	—	49,760	4,366,239	4,366,239
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.
02/17/42	—	54,815	7,650,167	7,650,167
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.
02/17/42	—	45,000	6,493,733	6,493,733
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	—	45,000	6,493,733	6,493,733
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.
08/15/42	—	53,985	7,980,240	7,980,240
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Counterparty: Citigroup, Inc.
11/15/43	—	50,000	(1,919,904)	(1,919,904)

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2014

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Counterparty: Citigroup, Inc.
11/15/43	$–	$43,685	$(1,671,564)	$(1,671,564)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Deutsche Bank AG
03/15/46	–	78,900	5,478,524	5,478,524
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Barclays, Inc.
03/15/46	–	47,250	3,291,251	3,291,251
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Goldman Sachs Group, Inc.
04/09/46	–	45,240	6,118,547	6,118,547
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Barclays, Inc.
04/09/46	–	87,920	11,890,863	11,890,863

	$–	$1,229,355	$27,309,682	$27,309,682

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG
09/20/16	$355,853	$9,800	$(468,443)	$(112,590)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.
09/20/16	886,001	24,400	(1,166,329)	(280,328)

	$1,241,854	$34,200	$(1,634,772)	$(392,918)

Expiration Date	Premiums (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(735,540)	$63,960	$677,976	$(57,564)

	$(735,540)	$63,960	$677,976	$(57,564)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $29,699,268,043 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,161,113,385
Gross unrealized depreciation	(269,541,999)

Net unrealized appreciation	$891,571,386

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Private placements under procedures approved by the Fund’s Board of Trustees.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $36,716,966, which is 0.14% of total net assets.
[7]	Worthless due to company bankruptcy filing.
[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2014.
[13]	Inflation protected security. Principal amount reflects original security face amount.
[14]	Forward settling fee due at maturity in the amount of $(1,263,735).
[15]	Forward settling fee due at maturity in the amount of $(7,919,266).
[16]	Forward settling fee due at maturity in the amount of $(11,675131).
[17]	Forward settling fee due at maturity in the amount of $(7,488,585).
[18]	Forward settling fee due at maturity in the amount of $(3,855,005).
[19]	Forward settling fee due at maturity in the amount of $(8,775,000).
†

Fair valued security. The aggregate value of fair valued securities is $136,535,409, which is 0.50% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

[20]	Represents annualized yield at date of purchase.
[21]	Represents the current yield as of March 31, 2014.
[22]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $4,310,000.
[23]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $8,270,837.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2014

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2014

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.16%
ASSET-BACKED SECURITIES — 3.17%**
Alm Loan Funding, Series 2012-7A, Class B (Cayman Islands)
3.39%	10/19/24	[2,3,4]	$3,125,000	$3,129,647
ARES XXVI CLO Ltd., Series 2013-1A, Class B (Cayman Islands)
1.99%	04/15/25	[2,3,4]	4,210,000	4,113,385
Babson CLO Ltd., Series 2013-IA, Class B (Cayman Islands)
1.84%	04/20/25	[2,3,4]	5,615,000	5,486,237
BlueMountain CLO Ltd., Series 2012-2A, Class C (Cayman Islands)
2.98%	11/20/24	[2,3,4]	3,125,000	3,073,766
BlueMountain CLO Ltd., Series 2013-4A, Class B1 (Cayman Islands)
2.14%	04/15/25	[2,3,4]	4,680,000	4,653,067
Cent CLO LP, Series 2013-18A, Class B1 (Cayman Islands)
1.79%	07/23/25	[2,3,4]	4,680,000	4,521,264
CIFC Funding IV, Ltd., Series 2013-4A, Class B1 (Cayman Islands)
2.08%	11/27/24	[2,3,4]	4,675,000	4,614,987
CIFC Funding Ltd., Series 2012-2A, Class A3L (Cayman Islands)
3.24%	12/05/24	[2,3,4]	3,125,000	3,096,428
Dryden Senior Loan Fund, Series 2014-31A, Class B (Cayman Islands)
2.17%	04/18/26	[2,3,4]	5,615,000	5,557,856
Dryden XXV Senior Loan Fund, Series 2012-25A, Class C (Cayman Islands)
3.24%	01/15/25	[2,3,4]	2,420,000	2,423,007
Galaxy CLO Ltd., Series 2012-14A, Class C1 (Cayman Islands)
3.34%	11/15/24	[2,3,4]	1,850,000	1,851,929
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class B1 (Cayman Islands)
2.19%	04/19/26	2,3,4,†	5,600,000	5,575,906
Halcyon Loan Advisors Funding Ltd., Series 2012-2A, Class C (Cayman Islands)
3.08%	12/20/24	[2,3,4]	3,250,000	3,231,212
Highbridge Loan Management Ltd., Series 3A-2014, Class A2 (Cayman Islands)
2.07%	01/18/25	[2,3,4]	4,680,000	4,620,054
LCM LP, Series 12A, Class C (Cayman Islands)
3.49%	10/19/22	[2,3,4]	2,300,000	2,303,416
LCM LP, Series 12A, Class D (Cayman Islands)
4.74%	10/19/22	[2,3,4]	2,300,000	2,308,287
Oak Hill Credit Partners, Series 2012-7A, Class C1 (Cayman Islands)
3.48%	11/20/23	[2,3,4]	2,800,000	2,806,569

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Race Point CLO Ltd., Series 2012-7A, Class C (Cayman Islands)
3.24%	11/08/24	[2,3,4]	$3,300,000	$3,309,587
Slater Mill Loan Fund LP, Series 2012-1A, Class C (Cayman Islands)
4.04%	08/17/22	[2,3,4]	1,750,000	1,751,587
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.54%	10/20/23	[2,3,4]	2,300,000	2,320,419

Total Asset-Backed Securities
(Cost $70,151,335)				70,748,610

BANK LOANS — 9.91%*
Automotive — 0.46%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[3]	10,000,000	10,183,300

Communications — 0.20%
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[3]	2,000,000	2,006,500
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[3]	2,507,568	2,514,878

				4,521,378

Consumer Discretionary — 0.22%
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.50%	10/25/20	[3]	4,960,527	4,974,267

Consumer Products — 0.13%
Sun Products Corp., Term Loan
5.50%	03/23/20	[3]	2,970,000	2,832,637

Electric — 2.70%
Boston Generating LLC, Term Loan, 1st Lien[5]
0.00%	06/30/14	3,6,7,8,†	254,344	–
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20	[3]	2,443,077	2,457,589
Entegra Holdings LLC, Term Loan B, 3rd Lien (PIK)
6.15%	10/19/15	[3,9]	28,699,308	17,721,822
Entegra Holdings LLC, Term Loan, 2nd Lien (PIK)
10.00%	03/27/17	[3,6,9]	5,000,000	4,975,000
La Frontera Generation LLC, Term Loan B, 1st Lien
4.50%	09/30/20	[3]	7,685,951	7,706,357
Topaz Power Holdings LLC, Term Loan, 1st Lien
5.25%	02/26/20	[3]	12,837,500	12,623,499
Utility Services Associates, Term Loan B, 1st Lien
6.75%	10/18/19	[3]	7,980,000	8,029,875

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 94

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Viva Alamo LLC, Term Loan B, 1st Lien
4.75%	02/22/21	[3]	$6,750,000	$6,779,565

				60,293,707

Energy — 3.54%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[3]	6,070,373	6,169,016
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
0.50%	08/13/19	[3]	399,123	405,608
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[3]	10,447,500	10,669,509
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20	[3]	6,218,750	6,239,489
MACH Gen LLC, Term Loan, 2nd Lien (PIK)[5]
0.00%	02/22/15	[3,8,9]	38,282,349	22,076,095
Moxie Liberty (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[3]	8,250,000	8,476,875
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19	[3]	2,300,000	2,323,000
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[3]	994,987	1,000,335
Panda Temple Power II LLC
7.25%	04/03/19	[3]	2,000,000	2,057,500
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20	[3]	4,477,500	4,496,328
Power Buyer LLC, Delayed Draw Term Loan, 1st Lien
3.68%	05/06/20	[3]	55,000	54,862
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[3]	441,111	440,008
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[3]	4,150,000	4,124,063
Sabine Oil & Gas LLC, Term Loan, 2nd Lien
8.75%	12/31/18	[3]	6,350,000	6,449,251
TPF II LC LLC, Term Loan, 1st Lien
6.50%	08/21/19	[3]	3,970,000	4,039,475

				79,021,414

Finance — 0.12%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21		2,750,000	2,756,875

Health Care — 0.26%
CHS/Community Health Systems, Inc., Term Loan D, 1st Lien
4.25%	01/27/21	[3]	3,491,250	3,525,150

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.75%	08/05/20	[2,3]	$2,316,298	$2,326,432

				5,851,582

Industrials — 1.10%
Maxim Crane Works LP, Term Loan B, 2nd Lien
10.25%	11/26/18	[3]	6,000,000	6,138,780
Schaeffler AG, Term Loan C2, 1st Lien (Netherlands)
4.25%	01/27/17	[2,3]	11,400,000	11,467,659
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[3]	6,965,000	7,025,944

				24,632,383

Materials — 0.82%
FMG Resources Ltd., Term Loan B, 1st Lien (Australia)
4.25%	06/30/19	[2,3]	18,158,875	18,322,123

Transportation — 0.36%
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[3]	7,940,000	7,978,271

Total Bank Loans
(Cost $240,192,737)				221,367,937

CORPORATES — 77.82%*
Automotive — 0.96%
Goodyear Tire & Rubber Co.
8.25%	08/15/20		19,110,000	21,403,200

Banking — 1.12%
Ally Financial, Inc.
3.50%	01/27/19		4,380,000	4,396,425
4.75%	09/10/18		2,400,000	2,547,000
6.25%	12/01/17		2,000,000	2,245,000
Ally Financial, Inc. (WI)
7.50%	09/15/20		12,700,000	15,144,750
CIT Group, Inc.
5.25%	03/15/18		750,000	810,000

				25,143,175

Communications — 19.58%
Cablevision Systems Corp.
8.62%	09/15/17		11,000,000	13,090,000
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%	09/01/23		2,000,000	1,995,000
6.50%	04/30/21		3,000,000	3,191,250
7.00%	01/15/19		565,000	600,313

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2014

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
7.38%	06/01/20		$350,000	$383,687
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		27,737,000	30,372,015
CenturyLink, Inc.
5.80%	03/15/22		17,810,000	18,352,764
CenturyLink, Inc., Series W
6.75%	12/01/23		2,850,000	3,037,638
Clear Channel Worldwide Holdings, Inc.
6.50%	11/15/22		30,608,000	32,903,600
6.50%	11/15/22		90,000	96,187
CSC Holdings LLC
6.75%	11/15/21		10,405,000	11,679,613
DISH DBS Corp.
5.88%	07/15/22		5,250,000	5,624,063
DISH DBS Corp. (WI)
6.75%	06/01/21		11,700,000	13,133,250
GCI, Inc. (WI)
8.62%	11/15/19		15,175,000	16,313,125
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2,4]	5,000,000	4,918,750
7.25%	10/15/20	[2]	16,000,000	17,440,000
7.50%	04/01/21	[2]	20,597,000	22,656,700
Level 3 Financing, Inc.
6.12%	01/15/21	[4]	1,000,000	1,057,500
7.00%	06/01/20		6,033,000	6,568,429
Level 3 Financing, Inc. (WI)
8.12%	07/01/19		11,165,000	12,309,413
9.38%	04/01/19		7,973,000	8,889,895
Lynx I Corp.
5.38%	04/15/21	[4]	5,860,000	6,079,750
Nielsen Finance LLC Co.
5.00%	04/15/22	[4]	800,000	806,000
Qwest Corp.
6.75%	12/01/21		5,155,000	5,768,320
7.25%	09/15/25		5,055,000	5,792,324
Sinclair Television Group, Inc.
5.38%	04/01/21		10,000,000	9,900,000
6.12%	10/01/22		7,640,000	7,773,700
Softbank Corp. (Japan)
4.50%	04/15/20	[2,4]	21,965,000	21,855,175
Sprint Corp.
7.25%	09/15/21	[4]	1,225,000	1,338,313
7.88%	09/15/23	[4]	12,000,000	13,260,000
Sprint Nextel Corp.
9.00%	11/15/18	[4]	23,874,000	29,214,614
9.25%	04/15/22		12,870,000	15,637,050
T-Mobile USA, Inc.
5.25%	09/01/18		2,500,000	2,653,125

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
6.25%	04/01/21		$7,375,000	$7,863,594
6.46%	04/28/19		14,700,000	15,802,500
6.50%	01/15/24		4,335,000	4,551,750
6.54%	04/28/20		6,890,000	7,441,200
6.62%	04/01/23		3,065,000	3,271,887
6.73%	04/28/22		3,000,000	3,221,250
6.84%	04/28/23		3,440,000	3,706,600
Townsquare Radio LLC/Townsquare Radio, Inc.
9.00%	04/01/19	[4]	4,765,000	5,265,325
Univision Communications, Inc.
6.88%	05/15/19	[4]	2,935,000	3,162,463
Virgin Media Secured Finance PLC (United Kingdom)
5.50%	01/15/25	[2,4]	9,500,000	9,642,500
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/21	[2]	6,575,000	6,838,000
Windstream Corp.
7.75%	10/15/20		14,811,000	15,958,853
7.88%	11/01/17		2,500,000	2,868,750
Windstream Corp. (WI)
8.12%	09/01/18		2,860,000	3,049,475

				437,335,710

Consumer Discretionary — 2.37%
Amsurg Corp.
5.62%	11/30/20		2,660,000	2,779,700
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.62%	10/15/21	[4]	4,870,000	5,125,675
LKQ Corp.
4.75%	05/15/23	[4]	1,250,000	1,187,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.88%	02/15/21		4,950,000	5,358,375
7.12%	04/15/19		10,590,000	11,278,350
7.88%	08/15/19		7,620,000	8,429,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		17,800,000	18,712,250

				52,871,475

Electric — 5.23%
AES Corp.
4.88%	05/15/23		6,620,000	6,380,025
5.50%	03/15/24		9,355,000	9,343,774
AES Red Oak LLC, Series A
8.54%	11/30/19		2,414,824	2,583,861
Amerenenergy Generating Co.
6.30%	04/01/20		1,720,000	1,453,400

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 96

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Amerenenergy Generating Co., Series F
7.95%	06/01/32		$3,550,000	$2,982,000
Amerenenergy Generating Co., Series H
7.00%	04/15/18		3,665,000	3,225,200
Astoria Depositor Corp.
7.90%	05/01/21	[4]	270,616	284,147
Calpine Corp.
6.00%	01/15/22	[4]	2,595,000	2,737,725
7.50%	02/15/21	[4]	4,590,000	5,037,525
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	4,149,703	2,406,827
DPL, Inc.
7.25%	10/15/21		15,318,000	15,892,425
Dynegy Escrow Holdings
0.00%	06/01/15	6,7,†	8,350,000	0
0.00%	01/01/50	6,7,†	23,846,000	0
Dynegy, Inc.
5.88%	06/01/23	[4]	10,570,000	10,437,875
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	3,000,000	3,015,000
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	1,967,229	1,932,802
GenOn Americas Generation LLC
8.50%	10/01/21		14,694,000	14,106,240
Homer City Generation LP (PIK)
8.14%	10/01/19	[10]	7,377,360	7,820,002
8.73%	10/01/26	[11]	13,027,869	13,744,402
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		908,609	1,031,271
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		11,219,000	12,509,185

				116,923,686

Energy — 22.93%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%	03/15/24		5,475,000	5,468,156
5.88%	04/15/21		15,017,000	16,068,190
Approach Resources, Inc.
7.00%	06/15/21		9,000,000	9,315,000
Arch Coal, Inc.
7.00%	06/15/19		8,415,000	6,542,663
8.00%	01/15/19	[4]	8,500,000	8,542,500
Chaparral Energy, Inc.
8.25%	09/01/21		6,403,000	7,075,315
9.88%	10/01/20		14,847,000	16,962,697
Chesapeake Energy Corp.
2.50%	05/15/37		4,450,000	4,569,483

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Cimarex Energy Co.
5.88%	05/01/22		$4,995,000	$5,444,550
Concho Resources, Inc.
5.50%	04/01/23		16,615,000	17,362,675
Continental Resources, Inc.
5.00%	09/15/22		6,520,000	6,858,225
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.12%	03/01/22	[4]	2,850,000	2,992,500
El Paso LLC
6.50%	09/15/20		8,578,000	9,455,444
El Paso LLC, Series G (MTN)
7.75%	01/15/32		5,897,000	6,336,492
7.80%	08/01/31		8,739,000	9,335,183
8.05%	10/15/30		7,658,000	8,199,558
Energy Transfer Partners LP
3.26%	11/01/66	[3]	33,367,000	30,697,640
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		2,045,000	2,361,975
Linn Energy LLC/Linn Energy Finance Corp.
8.62%	04/15/20		22,045,000	24,029,050
MEG Energy Corp. (Canada)
6.50%	03/15/21	[2,4]	3,000,000	3,165,000
7.00%	03/31/24	[2,4]	14,300,000	15,193,750
Memorial Production Partners LP/Memorial Production Finance Corp.
7.62%	05/01/21	[4]	5,935,000	6,291,100
Newfield Exploration Co.
5.62%	07/01/24		8,194,000	8,532,003
5.75%	01/30/22		1,000,000	1,067,500
6.88%	02/01/20		4,875,000	5,216,250
Pacific Drilling SA (Luxembourg)
5.38%	06/01/20	[2,4]	11,000,000	10,972,500
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	22,440,000	24,347,400
Peabody Energy Corp.
4.75%	12/15/41		29,295,000	23,838,806
Penn Virginia Corp.
8.50%	05/01/20		8,750,000	9,778,125
Plains Exploration & Production Co.
6.12%	06/15/19		8,900,000	9,828,937
6.75%	02/01/22		2,000,000	2,212,496
6.88%	02/15/23		17,950,000	20,059,125
QEP Resources, Inc.
5.25%	05/01/23		18,298,000	18,298,000
6.88%	03/01/21		8,000,000	8,840,000
Quicksilver Resources, Inc.
7.00%	06/21/19	[3,4]	12,295,000	12,179,734

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2014

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sabine Pass Liquefaction LLC
5.62%	02/01/21		$11,400,000	$11,813,250
5.62%	04/15/23		235,000	234,706
Sabine Pass LNG LP
7.50%	11/30/16		21,895,000	24,303,450
SandRidge Energy, Inc.
8.12%	10/15/22		5,795,000	6,345,525
8.75%	01/15/20		1,485,000	1,607,513
SM Energy Co.
6.50%	11/15/21		8,055,000	8,739,675
6.50%	01/01/23		10,066,000	10,795,785
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.50%	07/01/21	[4]	10,340,000	11,141,350
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%	11/15/23	[4]	3,595,000	3,352,337
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%	04/01/20		7,040,000	7,620,800
Walter Energy, Inc.
9.50%	10/15/19	[4]	10,720,000	10,947,800
9.88%	12/15/20		14,470,000	9,586,375
11.00%	04/01/20	[4]	17,900,000	16,423,250
Walter Energy, Inc. (WI)
8.50%	04/15/21		5,265,000	3,343,275
Whiting Petroleum Corp.
5.00%	03/15/19		8,065,000	8,569,063

				512,262,176

Entertainment — 0.24%
Carmike Cinemas, Inc.
7.38%	05/15/19		3,900,000	4,275,375
WMG Acquisition Corp.
5.62%	04/15/22	[4]	1,000,000	1,008,750

				5,284,125

Finance — 5.71%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,276,117	2,505,606
Astoria Depositor Corp.
8.14%	05/01/21	[4]	23,858,000	25,050,900
Chase Capital II, Series B
0.74%	02/01/27	[3]	8,790,000	7,427,550
Chase Capital VI
0.86%	08/01/28	[3]	4,000,000	3,380,000
CIT Group, Inc.
4.25%	08/15/17		4,850,000	5,116,750
6.62%	04/01/18	[4]	18,696,000	21,009,630

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
0.78%	08/25/36	[3]	$9,460,000	$7,510,516
General Electric Capital Corp. (MTN)
0.72%	08/15/36	[3]	10,480,000	8,708,836
International Lease Finance Corp.
7.12%	09/01/18	[4]	7,170,000	8,366,494
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[3]	10,917,000	9,388,620
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[3]	7,750,000	6,238,750
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[3]	2,320,000	1,786,400
Nielsen Co., Luxembourg SARL (Luxembourg)
5.50%	10/01/21	[2,4]	5,020,000	5,271,000
ZFS Finance USA Trust I
6.50%	05/09/37	[3,4]	10,154,000	10,940,935
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	4,450,000	4,828,250

				127,530,237

Food — 0.54%
Post Holdings, Inc.
6.75%	12/01/21	[4]	1,150,000	1,226,187
7.38%	02/15/22		9,990,000	10,789,200

				12,015,387

Health Care — 8.28%
Alere, Inc.
7.25%	07/01/18		6,000,000	6,630,000
CHS/Community Health Systems, Inc.
5.12%	08/15/18		6,115,000	6,436,037
5.12%	08/01/21	[4]	5,735,000	5,907,050
6.88%	02/01/22	[4]	11,475,000	12,048,750
7.12%	07/15/20		3,500,000	3,810,800
8.00%	11/15/19		10,860,000	12,027,450
DaVita, Inc.
5.75%	08/15/22		12,435,000	13,289,906
Fresenius Medical Care U.S. Finance II, Inc.
5.62%	07/31/19	[4]	710,000	766,800
Fresenius Medical Care U.S. Finance, Inc.
5.75%	02/15/21	[4]	3,000,000	3,202,500
HCA, Inc.
3.75%	03/15/19		3,650,000	3,650,183
5.00%	03/15/24		4,000,000	4,012,700
5.88%	03/15/22		3,500,000	3,780,000
6.50%	02/15/20		1,900,000	2,128,000
7.25%	09/15/20		23,769,000	25,759,654
7.50%	12/15/23		3,965,000	4,331,763

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 98

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
LifePoint Hospitals, Inc.
5.50%	12/01/21	[4]	$12,000,000	$12,570,000
Salix Pharmaceuticals Ltd.
6.00%	01/15/21	[4]	2,750,000	2,928,750
Tenet Healthcare Corp.
4.50%	04/01/21		7,590,000	7,495,125
5.00%	03/01/19	[4]	4,900,000	4,924,500
Valeant Pharmaceuticals International, Inc. (Canada)
5.62%	12/01/21	[2,4]	15,842,000	16,693,507
6.75%	08/15/21	[2,4]	14,391,000	15,578,257
6.88%	12/01/18	[2,4]	500,000	533,750
7.00%	10/01/20	[2,4]	5,000,000	5,425,000
7.25%	07/15/22	[2,4]	2,900,000	3,222,625
VPII Escrow Corp. (Canada)
7.50%	07/15/21	[2,4]	6,885,000	7,788,656

				184,941,763

Industrials — 2.84%
Ardagh Packaging Finance PLC (Ireland)
9.12%	10/15/20	[2,4]	17,045,000	19,047,787
Ball Corp.
4.00%	11/15/23		4,340,000	4,074,175
5.00%	03/15/22		2,000,000	2,060,000
Bombardier, Inc. (Canada)
6.12%	01/15/23	[2,4]	4,700,000	4,752,875
BWAY Holding Co.
10.00%	06/15/18		6,015,000	6,413,494
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp.
6.38%	09/15/20	[4]	9,490,000	9,964,500
Howard Hughes Corp.
6.88%	10/01/21	[4]	7,000,000	7,595,000
MasTec, Inc.
4.88%	03/15/23		6,690,000	6,589,650
Plastipak Holdings, Inc.
6.50%	10/01/21	[4]	2,860,000	3,010,150

				63,507,631

Information Technology — 3.33%
Audatex North America, Inc.
6.00%	06/15/21	[4]	8,300,000	8,901,750
First Data Corp.
6.75%	11/01/20	[4]	13,434,000	14,508,720
7.38%	06/15/19	[4]	27,840,000	29,997,600
8.88%	08/15/20	[4]	4,370,000	4,861,625
Freescale Semiconductor, Inc.
5.00%	05/15/21	[4]	7,200,000	7,380,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
NXP BV/NXP Funding LLC (Netherlands)
3.75%	06/01/18	[2,4]	$6,000,000	$6,090,000
5.75%	03/15/23	[2,4]	2,450,000	2,572,500

				74,312,195

Insurance — 0.48%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	10,497,000	10,641,334

Materials — 0.80%
ArcelorMittal (Luxembourg)
10.35%	06/01/19	[2]	8,520,000	10,831,050
Exopack Holdings SA (Luxembourg)
7.88%	11/01/19	[2,4]	1,850,000	1,963,313
Momentive Performance Materials, Inc.
8.88%	10/15/20		4,625,000	5,035,469

				17,829,832

Real Estate Investment Trust (REIT) — 0.55%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		4,500,000	4,781,250
Geo Group, Inc.
5.88%	01/15/22		7,320,000	7,548,750

				12,330,000

Services — 0.49%
Ceridian Corp.
8.88%	07/15/19	[4]	9,545,000	10,905,163

Transportation — 2.37%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.62%	01/15/21	[4]	11,922,267	12,428,963
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[4]	8,529,820	9,201,543
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		4,600,229	4,982,508
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,317,461	1,516,727
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		13,086,369	15,343,767
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,189,566	1,403,687
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[3]	1,053,624	1,040,454

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2014

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		$2,096,510	$2,387,400
US Airways Pass-Through Trust, Series 2012, Class 2B
6.75%	06/03/21		1,095,706	1,191,580
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		3,073,487	3,451,910

				52,948,539

Total Corporates (Cost $1,684,568,737)				1,738,185,628

MORTGAGE-BACKED — 0.02%**
Non-Agency Mortgage-Backed — 0.02%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,4,6,†	2,890	1
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.05%	10/25/47	[3]	481,503	419,839

				419,840

Total Mortgage-Backed (Cost $343,390)
U.S. TREASURY SECURITIES — 0.24%
U.S. Treasury Notes — 0.24%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
1.25%	04/15/14	[12]	235,000	260,281
2.00%	07/15/14	[12]	4,085,000	5,153,848

Total U.S. Treasury Securities (Cost $5,378,543)				5,414,129

Total Bonds – 91.16% (Cost $2,000,634,742)				2,036,136,144

Issues			Shares	Value
COMMON STOCK — 0.84%
Electric — 0.84%
Dynegy, Inc.[5]			755,707	18,847,324

Total Common Stock (Cost $14,505,785)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.37%
Money Market Funds — 1.75%
Dreyfus Cash Advantage Fund
0.05%[13]			$22,380,000	$22,380,000
DWS Money Market Series Institutional Funds
0.04%[13]			16,783,000	16,783,000

				39,163,000

U.S. Agency Discount Notes — 4.62%
Federal Home Loan Bank
0.05%[14]	04/30/14		35,000,000	34,999,720
0.05%[14]	04/16/14		19,090,000	19,089,839
0.06%[14]	04/09/14		12,000,000	11,999,894
0.07%[14]	06/20/14		15,000,000	14,999,340
0.08%[14]	06/06/14		22,000,000	21,999,186

				103,087,979

U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.06%[14]	04/24/14	[15]	11,000	11,000

Total Short-Term Investments (Cost $142,256,608)				142,261,979

Total Investments – 98.37% (Cost $2,157,397,135)[1]				2,197,245,447

Cash and Other Assets, Less
Liabilities – 1.63%				36,320,549

Net Assets – 100.00%				$2,233,565,996

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	$325,268	$9,750	$ (85,586)	$239,682
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	381,223	9,650	(143,999)	237,224
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited, 3.15%, due 01/15/17. Counterparty: Morgan Stanley
03/20/19	184,401	5,000	(16,192)	168,209

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley

03/20/19	179,957	5,000	(11,748)	168,209

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 100

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Freeport- McMoran Copper & Gold, Inc., 3.55%, due 03/01/22 Counterparty: Credit Suisse First Boston
03/20/19	$ 213,423	$ 9,850	$ 6,088	$ 219,511
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley
03/20/19	407,553	10,000	(161,725)	245,828

	$1,691,825	$49,250	$(413,162)	$1,278,663

a	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $2,158,742,732 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$ 76,963,660
Gross unrealized depreciation	(38,460,945)

Net unrealized appreciation	$ 38,502,715

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Non-income producing security.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $4,975,001, which is 0.22% of total net assets.
[7]	Worthless due to company bankruptcy filing.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[11]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[12]	Inflation protected security. Principal amount reflects original security face amount.
[13]	Represents the current yield as of March 31, 2014.
[14]	Represents annualized yield at date of purchase.
[15]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $11,000.
†	Fair valued security. The aggregate value of fair valued securities is $5,575,907, which is 0.25% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.79%
ASSET-BACKED SECURITIES — 18.79%**
Access Group, Inc., Series 2001, Class 2A1
0.60%	05/25/29	[2]	$3,434,520	$3,283,626
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.46%	06/14/37	[2,3]	95,807	91,556
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
1.74%	01/24/26	[2,3,4]	1,150,000	1,148,373
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20	[2,3,4]	862,555	858,601
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
3.84%	04/17/23	[2,3,4]	1,715,000	1,715,396
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15		10,000	10,046
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		10,000	10,063
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	15,000	14,443
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.34%	04/20/25	[2,3,4]	1,400,000	1,376,927
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	[3]	106,577	106,848
Blue Hill CLO Ltd., Series 2013-1A, Class C1
3.29%	01/15/26	[2,3]	1,300,000	1,296,451
BlueMountain CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.44%	05/15/25	[2,3,4]	1,580,000	1,563,108
BlueMountain CLO Ltd., Series 2013-4A, Class E (Cayman Islands)
5.34%	04/15/25	[2,3,4]	50,000	47,404
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.43%	06/25/26	[2]	150,000	147,347
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.24%	12/26/24	[2]	35,195	33,931
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.04%	02/25/30	[2]	187,453	189,342
CAL Funding II Ltd., Series 2012-1A, Class A (Bermuda)
3.47%	10/25/27	[3,4]	300,417	299,102
Cent CLO LP, Series 2013-17A, Class A1 (Cayman Islands)
1.54%	01/30/25	[2,3,4]	1,710,000	1,695,391

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24	[2,3,4]	$1,900,000	$1,896,496
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	40,833	40,949
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	85,000	85,736
Dryden Senior Loan Fund, Series 2013-26A, Class C (Cayman Islands)
2.74%	07/15/25	[2,3,4]	900,000	870,723
Dryden XXII Senior Loan Fund, Series 2013-30A, Class C (Cayman Islands)
3.09%	11/15/25	[2,3,4]	1,330,000	1,329,695
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.95%	04/26/32	[2,3]	3,465,000	3,421,357
Educational Funding of the South, Inc., Series 2012-1, Class A
1.20%	03/25/36	[2]	218,712	222,692
Educational Services of America, Inc., Series 2012-2, Class A
0.88%	04/25/39	[2,3]	473,755	476,641
Flatiron CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.69%	01/17/26	[2,3,4]	1,300,000	1,294,995
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.80%	08/27/46	[2,3]	3,377,733	3,259,380
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[2,3]	359,501	356,552
GE Business Loan Trust, Series 2004-1, Class B
0.86%	05/15/32	[2,3]	33,310	31,176
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	[2,3]	1,206,454	1,146,152
GE Business Loan Trust, Series 2005-1A, Class A3
0.40%	06/15/33	[2,3]	1,906,510	1,791,460
Goal Capital Funding Trust, Series 2006-1, Class A3
0.36%	11/25/26	[2]	415,581	411,834
Goal Capital Funding Trust, Series 2006-1, Class B
0.68%	08/25/42	[2]	824,505	734,170
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.39%	04/25/25	[2,3,4]	1,800,000	1,776,843
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class C (Cayman Islands)
2.86%	04/19/26	2,3,4,†	1,875,000	1,851,558

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 102

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding Ltd., Series 2012-2A, Class C (Cayman Islands)
3.08%	12/20/24	[2,3,4]	$400,000	$397,688
ING Investment Management CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.38%	04/15/24	[2,3,4]	1,350,000	1,330,066
ING Investment Management CLO Ltd., Series 2013-3A, Class B (Cayman Islands)
2.94%	01/18/26	[2,3,4]	1,500,000	1,490,613
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.63%	10/15/23	[2,3,4]	1,800,000	1,796,659
J.G. Wentworth XX LLC, Series 2010-1A, Class B
9.31%	07/15/61	[3]	685,000	858,019
J.G. Wentworth XXX LLC, Series 2013-3A, Class B
5.54%	01/15/75	[3]	1,295,000	1,372,851
Jasper CLO Ltd., Series 2005-1A, Class A (Cayman Islands)
0.51%	08/01/17	[2,3,4]	236,056	235,576
LCM VI Ltd., Series 6A, Class A (Cayman Islands)
0.46%	05/28/19	[2,3,4]	525,000	513,451
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.74%	04/18/26	[2,3,4]	1,700,000	1,701,697
MSIM Peconic Bay Ltd., Series 2007-1A, Class C (Cayman Islands)
2.24%	07/20/19	[2,3,4]	1,280,000	1,282,464
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.34%	05/25/26	[2]	1,313,248	1,295,445
National Collegiate Student Loan Trust, Series 2006-2, Class A2
0.30%	07/25/26	[2]	1,549,971	1,537,884
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.29%	12/27/27	[2]	2,435,326	2,396,663
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.28%	06/26/28	[2]	1,743,816	1,661,445
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3
3.65%	12/26/25	[2]	50,000	49,772
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.06%	02/25/36	2,3,†	150,000	116,249
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
1.13%	02/25/36	2,3,†	825,000	639,371
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.72%	04/25/24	[2]	1,575,000	1,619,139

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.75%	10/27/36	[2,3]	$278,402	$279,563
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1
1.74%	04/15/26	[2,3]	1,710,000	1,708,938
Nomad CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.44%	01/15/25	[2,3,4]	1,680,000	1,661,307
North End CLO Ltd., Series 2013-1A, Class C (Cayman Islands)
2.99%	07/17/25	[2,3,4]	1,550,000	1,517,177
Northstar Education Finance, Inc.
0.99%	01/29/46	[2]	135,000	134,677
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.66%	11/20/23	[2,3,4]	200,000	199,458
Race Point CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
1.66%	11/08/24	[2,3,4]	250,000	250,035
Red River CLO Ltd., Series 1A, Class A (Cayman Islands)
0.51%	07/27/18	[2,3,4]	246,955	244,295
Scholar Funding Trust, Series 2011-A, Class A
1.14%	10/28/43	[2,3]	262,204	263,394
Scholar Funding Trust, Series 2012-B, Class A2
1.25%	03/28/46	[2,3]	150,000	152,463
SLC Student Loan Trust I, Series 2002-2, Class B2
1.64%	07/01/42	[2,3]	100,000	76,693
SLC Student Loan Trust, Series 2004-1, Class B
0.53%	08/15/31	[2]	1,074,917	967,826
SLC Student Loan Trust, Series 2005-2, Class B
0.51%	03/15/40	[2]	851,699	765,701
SLC Student Loan Trust, Series 2006-1, Class B
0.44%	03/15/39	[2]	1,644,427	1,466,800
SLC Student Loan Trust, Series 2006-2, Class A5
0.33%	09/15/26	[2]	175,000	171,651
SLC Student Loan Trust, Series 2006-2, Class B
0.46%	12/15/39	[2]	1,159,641	1,030,871
SLM Student Loan Trust, Series 2003-11, Class A6
0.98%	12/15/25	[2,3]	250,000	250,052
SLM Student Loan Trust, Series 2004-2, Class B
0.71%	07/25/39	[2]	1,081,369	979,605

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-5A, Class A5
0.84%	10/25/23	[2,3]	$1,720,000	$1,730,161
SLM Student Loan Trust, Series 2004-B, Class A4
0.66%	09/15/33	[2]	1,500,000	1,267,338
SLM Student Loan Trust, Series 2005-10, Class A4
0.35%	10/25/19	[2]	1,720,866	1,718,508
SLM Student Loan Trust, Series 2005-4, Class B
0.42%	07/25/40	[2]	1,095,666	965,500
SLM Student Loan Trust, Series 2005-8, Class A3
0.35%	10/25/24	[2]	1,762,601	1,758,836
SLM Student Loan Trust, Series 2005-9, Class B
0.54%	01/25/41	[2]	1,627,101	1,432,546
SLM Student Loan Trust, Series 2006-2, Class A4
0.33%	10/25/22	[2]	3,362,558	3,359,754
SLM Student Loan Trust, Series 2006-2, Class A6
0.41%	01/25/41	[2]	1,800,000	1,636,510
SLM Student Loan Trust, Series 2006-4, Class A5
0.34%	10/27/25	[2]	3,290,000	3,279,018
SLM Student Loan Trust, Series 2006-8, Class A6
0.40%	01/25/41	[2]	1,800,000	1,632,652
SLM Student Loan Trust, Series 2006-9, Class A5
0.34%	01/26/26	[2]	200,000	196,138
SLM Student Loan Trust, Series 2006-B, Class A5
0.50%	12/15/39	[2]	2,595,000	2,339,360
SLM Student Loan Trust, Series 2007-3, Class A4
0.30%	01/25/22	[2]	215,000	207,799
SLM Student Loan Trust, Series 2007-6, Class B
1.09%	04/27/43	[2]	698,336	625,168
SLM Student Loan Trust, Series 2007-7, Class B
0.99%	10/25/28	[2]	1,740,000	1,563,183
SLM Student Loan Trust, Series 2007-8, Class B
1.24%	04/27/43	[2]	1,664,365	1,512,306
SLM Student Loan Trust, Series 2008-2, Class B
1.44%	01/25/29	[2]	710,000	645,775
SLM Student Loan Trust, Series 2008-3, Class B
1.44%	04/25/29	[2]	710,000	658,649

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class A4
1.89%	07/25/22	[2]	$2,200,000	$2,322,485
SLM Student Loan Trust, Series 2008-4, Class B
2.09%	04/25/29	[2]	710,000	690,182
SLM Student Loan Trust, Series 2008-5, Class A3
1.54%	01/25/18	[2]	215,000	216,811
SLM Student Loan Trust, Series 2008-5, Class A4
1.94%	07/25/23	[2]	2,930,000	3,080,315
SLM Student Loan Trust, Series 2008-5, Class B
2.09%	07/25/29	[2]	1,525,000	1,547,096
SLM Student Loan Trust, Series 2008-6, Class B
2.09%	07/25/29	[2]	710,000	702,440
SLM Student Loan Trust, Series 2008-7, Class B
2.09%	07/25/29	[2]	710,000	704,950
SLM Student Loan Trust, Series 2008-8, Class A4
1.74%	04/25/23	[2]	3,210,000	3,342,557
SLM Student Loan Trust, Series 2008-8, Class B
2.49%	10/25/29	[2]	710,000	732,157
SLM Student Loan Trust, Series 2008-9, Class B
2.49%	10/25/29	[2]	1,500,000	1,570,861
SLM Student Loan Trust, Series 2010-1, Class A
0.55%	03/25/25	[2]	641,900	643,396
SLM Student Loan Trust, Series 2011-1, Class A2
1.30%	10/25/34	[2]	2,680,000	2,753,149
SLM Student Loan Trust, Series 2011-2, Class A2
1.35%	10/25/34	[2]	1,535,000	1,598,026
SLM Student Loan Trust, Series 2012-1, Class A3
1.10%	09/25/28	[2]	1,300,000	1,338,635
SLM Student Loan Trust, Series 2012-2, Class A
0.85%	01/25/29	[2]	1,663,287	1,671,400
SLM Student Loan Trust, Series 2012-7, Class A3
0.80%	05/26/26	[2]	200,000	200,176
SLM Student Loan Trust, Series 2013-3, Class A2
0.45%	05/26/20	[2]	3,360,000	3,364,208
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[2]	3,211,652	3,205,837

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 104

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2013-6, Class A2
0.65%	02/25/21	[2]	$1,760,000	$1,768,498
SLM Student Loan Trust, Series 2014-1, Class A3
0.75%	02/26/29	[2]	1,670,000	1,672,846
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.54%	10/20/23	[2,3,4]	1,800,000	1,815,980
Spirit Master Funding LLC, Series 2013-2A, Class A
5.27%	12/20/43	[3]	1,537,652	1,577,386
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	915,852	1,087,198
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	3,†	720,000	883,021
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.49%	04/16/22	[2,3,4]	1,645,000	1,645,359
Symphony CLO Ltd., Series 2013-12A, Class C (Cayman Islands)
2.98%	10/15/25	[2,3,4]	950,000	938,383
TAL Advantage LLC, Series 2006-1, Class NOTE
0.35%	04/20/21	[2,3]	29,167	28,837
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.41%	05/15/20	[2,3,4]	49,583	49,488
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	36,250	36,295
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	39,188	39,036

Total Asset-Backed Securities
(Cost $133,473,879)				135,058,131

BANK LOANS — 0.54%*
Automotive — 0.07%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[2]	500,000	509,165

Electric — 0.09%
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20	[2]	610,769	614,397

Energy — 0.14%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[2]	933,904	949,079

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
0.50%	08/13/19	[2]	$61,404	$62,402

				1,011,481

Finance — 0.21%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21		1,500,000	1,503,750

Services — 0.03%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
5.22%	01/15/38	2,4,†	213,229	214,820

Total Bank Loans
(Cost $3,769,603)				3,853,613

CORPORATES — 19.78%*
Automotive — 0.54%
Daimler Finance North America LLC
0.84%	01/09/15	[2,3]	500,000	501,594
Ford Motor Co.
6.50%	08/01/18		1,000,000	1,151,082
General Motors Co.
4.88%	10/02/23	[3]	1,710,000	1,748,475
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23	[3,4]	500,000	509,375

				3,910,526

Banking — 2.01%
Abbey National Treasury Services PLC (United Kingdom)
3.05%	08/23/18	[4]	425,000	438,014
Abbey National Treasury Services PLC/London (United Kingdom)
3.88%	11/10/14	[3,4]	125,000	127,573
Akbank TAS (Turkey)
5.00%	10/24/22	[3,4]	1,000,000	952,350
Banco de Costa Rica (Costa Rica)
5.25%	08/12/18	[3,4]	1,000,000	1,018,750
Banco Santander SA (Spain)
5.95%	01/30/24	[2,3,4]	700,000	724,500
Bank of America N.A. (BKNT)
0.51%	06/15/16	[2]	122,000	120,977
5.30%	03/15/17		1,575,000	1,734,396
6.10%	06/15/17		1,100,000	1,253,618
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22	[3,4]	500,000	548,750
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	3,500,000	3,500,228

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	$1,425,000	$1,617,087
National Australia Bank Ltd. (Australia)
1.60%	08/07/15	[4]	250,000	253,278
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	350,000	357,759
6.10%	06/10/23	[4]	700,000	729,556
6.12%	12/15/22	[4]	100,000	104,675
Sberbank of Russia via SB Capital SA (Luxembourg)
5.25%	05/23/23	[3,4]	500,000	465,000
VTB Bank OJSC via VTB Capital SA (Luxembourg)
6.95%	10/17/22	[3,4]	500,000	500,005

				14,446,516

Communications — 0.60%
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		65,000	71,175
CSC Holdings LLC
6.75%	11/15/21		60,000	67,350
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	860,000	937,400
Myriad International Holdings BV (Netherlands)
6.00%	07/18/20	[3,4]	500,000	548,750
Qwest Corp.
7.25%	09/15/25		300,000	343,758
Sprint Nextel Corp.
9.00%	11/15/18	[3]	1,250,000	1,529,625
Windstream Corp. (WI)
8.12%	09/01/18		785,000	837,006

				4,335,064

Consumer Discretionary — 0.41%
Catholic Health Initiatives
4.20%	08/01/23		2,700,000	2,754,366
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		150,000	157,687

				2,912,053

Electric — 2.79%
DPL, Inc.
6.50%	10/15/16		545,000	592,006
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[3]	2,641,000	3,089,382

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	$125,000	$125,625
5.62%	12/29/49	[2,3,4]	1,275,000	1,306,875
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	1,375,000	1,693,193
GenOn Americas Generation LLC
8.50%	10/01/21		1,025,000	984,000
Homer City Generation LP (PIK)
8.14%	10/01/19	[5]	2,100,000	2,226,000
Hrvatska Elektroprivreda (Croatia)
6.00%	11/09/17	[3,4]	500,000	522,500
Ipalco Enterprises, Inc.
7.25%	04/01/16	[3]	2,850,000	3,131,438
Metropolitan Edison Co.
7.70%	01/15/19		2,230,000	2,697,189
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,181,813
PNM Resources, Inc.
9.25%	05/15/15		200,000	219,002
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	53,470
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,201,591

				20,024,084

Energy — 1.53%
EDC Finance Ltd. (Ireland)
4.88%	04/17/20	[3,4]	500,000	456,875
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	500,000	520,867
GeoPark Latin America Ltd., Agencia En Chile (Bermuda)
7.50%	02/11/20	[3,4]	600,000	624,000
Newfield Exploration Co.
5.62%	07/01/24		165,000	171,806
6.88%	02/01/20		125,000	133,750
Pacific Drilling SA (Luxembourg)
5.38%	06/01/20	[3,4]	1,400,000	1,396,500
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[3,4]	725,000	786,625
Pacific Rubiales Energy Corp., Series REGS
(Canada)
7.25%	12/12/21	[2]	500,000	551,250
Peabody Energy Corp.
4.75%	12/15/41		900,000	732,375
Petrobras Global Finance BV (Netherlands)
2.38%	01/15/19	[2,4]	1,200,000	1,178,890
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	135,000	132,183

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 106

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Plains Exploration & Production Co.
6.88%	02/15/23		$900,000	$1,005,750
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,600,000	1,740,176
Sabine Pass LNG LP
7.50%	11/30/16	[3]	500,000	537,500
SandRidge Energy, Inc.
8.12%	10/15/22		550,000	602,250
SM Energy Co.
6.50%	01/01/23		165,000	176,963
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		225,000	252,258

				11,000,018

Finance — 4.05%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	440,000	462,000
CIT Group, Inc.
6.62%	04/01/18	[3]	1,000,000	1,123,750
Citigroup, Inc.
0.78%	08/25/36	[2]	4,050,000	3,215,390
1.20%	07/25/16	[2]	1,000,000	1,011,606
4.59%	12/15/15		125,000	132,636
6.12%	05/15/18		100,000	115,039
Ford Motor Credit Co. LLC
3.88%	01/15/15		400,000	409,630
General Electric Capital Corp. (MTN)
0.62%	05/05/26	[2]	1,000,000	909,366
0.72%	08/15/36	[2]	4,085,000	3,394,618
4.65%	10/17/21		70,000	77,049
Goldman Sachs Group, Inc.
2.90%	07/19/18		1,000,000	1,020,753
5.95%	01/18/18		75,000	85,009
Goldman Sachs Group, Inc., (MTN)
1.83%	11/29/23	[2]	1,000,000	1,026,827
Grupo Aval Ltd. (Cayman Islands)
4.75%	09/26/22	[3,4]	600,000	580,500
International Lease Finance Corp.
6.50%	09/01/14	[3]	175,000	179,594
6.75%	09/01/16	[3]	400,000	448,520
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[2]	225,000	193,500
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[2]	7,410,000	5,965,050
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[2]	3,750,000	2,887,500
KKR Group Finance Co. LLC
6.38%	09/29/20	[3]	400,000	462,933

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Macquarie Bank Ltd. (Australia)
5.00%	02/22/17	[3,4]	$170,000	$185,751
6.62%	04/07/21	[3,4]	1,074,000	1,216,860
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	671,334
Reckson Operating Partnership LP
5.00%	08/15/18		145,000	157,411
Schahin II Finance Co. SPV Ltd. (Cayman Islands)
5.88%	09/25/22	[3,4]	464,333	451,564
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	2,475,000	2,685,375

				29,069,565

Health Care — 1.36%
DaVita, Inc.
5.75%	08/15/22		120,000	128,250
Hartford HealthCare Corp.
5.75%	04/01/44		1,775,000	1,813,277
Hospira, Inc.
5.20%	08/12/20		1,000,000	1,069,737
North Shore Long Island Jewish Health Care, Inc.
6.15%	11/01/43		2,250,000	2,585,538
Providence Health & Services Obligated Group
1.20%	10/01/17	[2]	3,200,000	3,194,466
Tenet Healthcare Corp.
4.50%	04/01/21		1,000,000	987,500

				9,778,768

Industrials — 0.45%
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19	[3,4]	600,000	699,000
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	200,000	203,083
4.88%	07/15/21	[3,4]	700,000	755,470
Odebrecht Offshore Drilling Finance Ltd. (Cayman Islands)
6.75%	10/01/22	[3,4]	486,450	505,908
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.90%	03/22/23	[3,4]	325,000	318,500
5.12%	02/22/21	[3,4]	660,000	715,458

				3,197,419

Insurance — 0.56%
Farmers Exchange Capital
7.20%	07/15/48	[3]	150,000	181,946

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	$2,500,000	$2,739,093
Farmers Insurance Exchange
6.00%	08/01/14	[3]	200,000	202,675
Metropolitan Life Global Funding I
1.50%	01/10/18	[3]	500,000	496,655
1.70%	06/29/15	[3]	175,000	177,361
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	250,000	253,437

				4,051,167

Materials — 0.29%
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23	[4]	900,000	856,640
Cia. Minera Milpo SAA (Peru)
4.62%	03/28/23	[3,4]	500,000	467,500
Southern Copper Corp.
5.25%	11/08/42		750,000	647,414
Vale Overseas Ltd. (Cayman Islands)
6.88%	11/21/36	[4]	125,000	133,810

				2,105,364

Real Estate Investment Trust (REIT) — 3.43%
Arc Properties Operating Partnership LP Clark Acquisition LLC
2.00%	02/06/17	[3]	2,700,000	2,690,783
AvalonBay Communities, Inc.
3.62%	10/01/20		1,500,000	1,543,495
Boston Properties LP
5.62%	11/15/20		1,750,000	1,993,565
5.88%	10/15/19		200,000	231,026
BRE Properties, Inc.
5.50%	03/15/17		2,197,000	2,435,269
Essex Portfolio LP
3.62%	08/15/22		250,000	242,526
HCP, Inc.
2.62%	02/01/20		1,290,000	1,261,027
3.75%	02/01/19		210,000	221,098
5.62%	05/01/17		100,000	111,980
6.00%	01/30/17		1,000,000	1,125,653
Health Care REIT, Inc.
4.95%	01/15/21		1,020,000	1,109,249
Healthcare Realty Trust, Inc.
5.75%	01/15/21		250,000	277,641
6.50%	01/17/17		875,000	988,033
Highwoods Realty LP
7.50%	04/15/18		800,000	937,284
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		2,250,000	2,438,204

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Liberty Property LP (MTN)
7.50%	01/15/18		$900,000	$1,045,674
Mack-Cali Realty LP
2.50%	12/15/17		1,000,000	1,006,973
Post Apartment Homes LP
3.38%	12/01/22		100,000	94,760
4.75%	10/15/17		270,000	295,846
SL Green Realty Corp./SL Green Operating Partnership
7.75%	03/15/20		2,375,000	2,845,410
WEA Finance LLC
4.62%	05/10/21	[3]	750,000	821,923
WEA Finance LLC/WCI Finance LLC
5.70%	10/01/16	[3]	125,000	138,766
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	150,000	160,032
6.75%	09/02/19	[3]	550,000	661,916

				24,678,133

Transportation — 1.76%
America West Airlines Pass-Through Trust, Series 2001-1, Class 11G
7.10%	04/02/21		1,905,674	2,103,388
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		60,911	66,088
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[3]	1,843,761	1,988,957
Autopistas Metropolitanas de Puerto Rico LLC
6.75%	06/30/35	[3]	750,000	656,353
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		91,723	99,061
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		2,186,637	2,434,684
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		71,199	76,450
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		1,204,073	1,411,775
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.69%	11/15/16	[2]	250,000	244,219
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		2,403,900	2,770,495
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		587,023	668,472

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 108

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		$120,058	$134,840

				12,654,782

Total Corporates
(Cost $139,274,800)				142,163,459

FOREIGN GOVERNMENT OBLIGATIONS — 0.65%
Foreign Government Obligations — 0.65%
Hungary Government International Bond (Hungary)
4.12%	02/19/18	[4]	750,000	765,000
Kommunalbanken AS (Norway)
0.23%	08/28/14	[2,3,4]	710,000	709,891
Perusahaan Penerbit SBSN Indonesia (Indonesia)
6.12%	03/15/19	[3,4]	1,000,000	1,097,500
Republic of Serbia (Republic of Serbia)
7.25%	09/28/21	[4]	450,000	505,732
Romanian Government Bond (Romania)
4.88%	01/22/24	[3,4]	1,000,000	1,025,000
Slovenia Government International Bond (Slovenia)
5.50%	10/26/22	[3,4]	500,000	535,000

Total Foreign Government Obligations
(Cost $4,468,296)				4,638,123

MORTGAGE-BACKED — 42.92%**
Commercial Mortgage-Backed — 5.69%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	105,000	110,994
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		461,875	464,896
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.58%	08/25/34	[2,3]	1,164,527	1,097,099
Bayview Commercial Asset Trust, Series 2005-3A, Class A1
0.47%	11/25/35	[2,3]	322,150	282,171
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.90%	07/25/38	[2,3]	1,200,000	1,161,537
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3
5.47%	06/11/41	[2]	274,304	274,532

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A3
5.21%	12/11/38		$539,548	$543,859
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	118,867	127,685
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3
5.74%	06/11/50		918,394	947,926
Commercial Mortgage Trust, Series 2006-C8, Class AAB
5.29%	12/10/46		363,132	368,636
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38	[2]	64,652	67,257
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	66,057	69,522
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		470,000	494,584
GE Business Loan Trust, Series 2003-1, Class B
1.46%	04/15/31	[2,3]	25,442	22,914
GE Business Loan Trust, Series 2003-2A, Class A
0.52%	11/15/31	[2,3]	1,205,706	1,156,265
GE Business Loan Trust, Series 2004-2A, Class C
1.00%	12/15/32	[2,3]	58,851	52,678
GE Business Loan Trust, Series 2006-2A, Class A
0.34%	11/15/34	[2,3]	2,905,579	2,694,147
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.82%	07/10/38	[2]	1,241,774	1,349,958
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44		163,000	169,112
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5
4.88%	01/15/42		3,300,000	3,367,653
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5
4.65%	01/12/37		387,050	387,780
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		90,000	93,627

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A
4.68%	07/15/42		$452,786	$458,067
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4A
4.94%	08/15/42	[2]	1,562,985	1,629,838
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A3
5.27%	12/15/44	[2]	509,628	516,239
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class ASB
5.51%	12/12/44	[2]	124,980	128,763
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class ASB
5.42%	12/12/43		101,291	105,831
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4
5.40%	05/15/45		173,463	187,969
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB
5.86%	02/15/51		426,845	455,134
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class ASB
5.68%	02/12/49	[2]	222,302	235,973
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3
4.17%	08/15/46		1,355,000	1,446,172
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A1A
4.48%	10/15/29		191,687	194,412
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
0.35%	09/25/36	[2],3	1,400,500	1,290,988
Merrill Lynch Mortgage Investors, Inc., Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	51,157	54,262
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A3A
4.95%	07/12/38	[2]	3,500,000	3,541,836
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	933,419
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,304,723

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2006-T23, Class A3
5.81%	08/12/41	[2]	$3,040,562	$3,076,769
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		137,805	143,873
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A
4.89%	06/12/47		124,342	129,407
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		98,052	106,867
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4
5.16%	10/12/52	[2]	295,000	312,633
Morgan Stanley Capital I Trust, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	940,000	1,025,025
Morgan Stanley Capital I Trust, Series 2007-T27, Class A4
5.65%	06/11/42	[2]	1,100,000	1,232,227
Morgan Stanley Capital I Trust, Series 2011-C3, Class A4
4.12%	08/15/49		90,000	95,486
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,200,000	1,201,540
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	121,170	124,090
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	553,034	578,074
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,380,000	1,345,989
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[3]	1,100,000	1,150,213
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		110,000	113,793
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,300,000	1,340,262
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class A3
2.87%	11/15/45		1,185,000	1,139,073

				40,903,779

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 110

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 31.10%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
0.43%	04/25/36	[2]	$1,725,000	$1,439,224
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	32,403	33,144
ACE Securities Corp., Series 2006-OP2, Class A2C
0.30%	08/25/36	[2]	872,395	677,644
ACE Securities Corp., Series 2007-ASP1, Class A2D
0.53%	03/25/37	[2]	4,516,961	2,619,995
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.38%	09/25/35	[2]	888,702	845,118
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.34%	05/25/47	[2]	905,740	647,188
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
0.45%	05/25/37	[2,3]	4,432,000	2,705,537
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.15%	06/25/37	[2]	3,753,877	2,528,842
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.13%	12/25/34	[2]	2,657,921	2,365,783
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		982,016	1,070,310
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		996,640	1,077,389
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		2,906,226	2,989,213
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		974,112	1,004,119
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		237,118	240,693
Banc of America Funding Corp., Series 2004-B, Class 5A1
2.83%	11/20/34	[2]	1,033,350	997,420
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.38%	07/20/36	[2]	3,502,183	3,292,763
Banc of America Funding Corp., Series 2006-G, Class 2A4
0.45%	07/20/36	[2]	1,550,000	1,421,364

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2006-H, Class 2A3
2.81%	09/20/46	[2]	$2,311,039	$1,936,010
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[3]	1,294,424	1,360,091
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.60%	09/26/36	[2,3]	2,353,518	2,394,434
BCAP LLC Trust, Series 2013-RR2, Class 6A1
3.00%	06/26/37	[2,3]	816,743	818,566
Bear Stearns ALT-A Trust, Series 2005-7, Class 25A1
2.52%	09/25/35	[2]	116,257	94,506
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[2]	738,999	751,314
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[2]	1,413,006	1,457,746
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		432,551	383,851
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE9, Class 1A2
0.30%	11/25/36	[2]	2,750,494	1,926,689
BNC Mortgage Loan Trust, Series 2007-4, Class A3A
0.40%	11/25/37	[2]	372,435	371,296
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.58%	10/25/35	[2]	350,000	340,843
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.40%	06/25/36	[2]	4,450,000	3,953,198
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.65%	02/25/37	[2]	3,715,878	3,790,913
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.41%	11/25/35	[2]	164,619	113,277
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.80%	08/25/35	[2]	628,363	620,545
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.40%	06/25/36	[2]	1,144,690	1,061,013
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
0.39%	08/25/36	[2]	2,300,000	1,910,223

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
0.29%	08/25/36		$4,170,855	$3,096,860
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.30%	08/25/36	[2]	352,162	329,549
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.35%	01/25/37	[2]	4,000,000	3,361,660
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	1,500,000	1,463,921
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 5A (STEP)
8.24%	03/25/37	[3]	290,000	303,118
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		85,967	92,520
Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1A
3.02%	03/25/47	[2]	76,421	75,334
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.65%	11/20/34	[2]	203,581	195,394
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.44%	02/25/35	[2]	70,905	54,722
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.45%	05/25/35	[2]	238,298	206,301
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
0.80%	07/25/37	[2]	3,572,923	2,503,315
Credit Suisse First Boston Commercial Mortgage Trust, Series 2003-AR26, Class 3A1
2.48%	11/25/33	[2]	3,163,310	3,207,023
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35		1,137,111	926,873
Credit Suisse First Boston Commercial Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		675,384	647,377
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.30%	06/25/34	[2]	992,808	1,009,513
Credit Suisse Mortgage Capital Certificates, Series 2013-3R, Class 5A1
2.50%	10/27/36	[2,3]	964,514	968,414

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.55%	01/25/36		$3,007,031	$2,263,348
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.84%	12/25/36		1,000,000	661,464
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV4
0.41%	03/25/36	[2]	2,900,000	1,941,506
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
0.26%	11/25/36	[2]	4,905,132	2,699,878
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.38%	02/25/37	[2]	2,098,692	1,034,097
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR4, Class A2B
0.35%	05/25/37	[2]	3,964,475	2,518,296
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
4.30%	01/25/37		324,168	177,989
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.82%	02/25/37		4,601,314	3,385,707
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.82%	02/25/37		1,624,804	1,195,469
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
4.29%	03/25/37		2,647,407	1,651,646
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1 (STEP)
0.21%	04/25/37	[2]	3,023,473	1,962,923
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.30%	12/25/36	[2]	3,493,279	1,878,658
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	83,664	83,835
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	729,480	726,197
Deutsche Mortgage Securities, Inc., Series 2010-RS2, Class A3
3.89%	06/28/47	[2,3]	3,400,000	3,459,619

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 112

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.45%	10/19/45	[2]	$330,407	$287,261
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.36%	10/19/36	[2]	1,153,529	1,004,413
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.30%	04/19/48	[2]	1,522,126	1,307,380
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.52%	01/19/45	[2]	2,133,379	1,890,133
Equifirst Loan Securitization Trust, Series 2007-1, Class A2B
0.34%	04/25/37	[2]	330,000	220,893
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FFA, Class M2 (STEP)
5.98%	03/25/25		105,476	108,969
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF11, Class 2A3
0.30%	08/25/36	[2]	2,675,494	1,967,007
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.36%	12/25/37	[2]	3,010,880	1,817,358
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.25%	03/25/37	[2]	1,206,571	743,145
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	391,301	382,665
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
2.20%	09/25/34	[2]	3,991,273	3,858,206
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA7, Class 1A1
2.24%	02/25/35	[2]	225,608	204,555
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.24%	09/25/35	[2]	3,970,670	3,524,044
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.25%	05/25/35	[2]	3,483,947	3,307,692
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.58%	10/25/34	[2]	173,652	171,094
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.58%	10/25/35	[2]	451,644	399,745

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.53%	08/25/37	[2]	$460,235	$388,105
First NLC Trust, Series 2005-4, Class A4
0.54%	02/25/36	[2]	2,200,000	1,601,629
GE Business Loan Trust, Series 2007-1A, Class A
0.32%	04/16/35	2,[3]	2,250,965	2,039,920
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
2.87%	04/19/36	[2]	3,539,483	3,146,101
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	2,[3]	38,283	41,404
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.33%	01/25/47	[2]	557,766	517,019
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		119,041	119,543
GSAA Home Equity Trust, Series 2006-4, Class 4A2
0.38%	03/25/36	[2]	1,170,012	1,043,060
GSAA Trust, Series 2006-2, Class 2A3
0.42%	12/25/35	[2]	500,000	495,859
GSAMP Trust, Series 2006-FM3, Class A2C
0.35%	11/25/36	[2]	4,499,939	2,521,366
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		244,744	255,886
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.35%	09/25/35	[2,6]	114,855	9,828
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.65%	09/25/35	[2]	710,744	719,531
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.58%	04/25/36	[2]	772,411	730,380
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
5.19%	05/25/47	[2]	3,434,081	3,150,051
Home Equity Loan Trust, Series 2007-2, Class A3V
0.38%	07/20/36	[2]	172,787	171,362
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
4.61%	09/25/35	[2]	745,127	666,219
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
4.80%	10/25/35	[2]	1,557,491	1,383,364

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.70%	05/25/36	[2]	$387,687	$302,336
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
2.72%	05/25/37	[2]	2,327,318	1,716,497
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		110,521	115,036
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A4
0.31%	05/25/37	[2]	1,773,000	1,532,943
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
2.74%	08/25/35	[2]	184,551	175,976
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.76%	05/25/36	[2]	130,807	109,087
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		1,318,529	1,320,118
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		1,151,517	1,145,470
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		36,202	37,281
Lehman XS Trust, Series 2005-4, Class 1A3
0.55%	10/25/35	[2]	376,164	366,300
Luminent Mortgage Trust, Series 2007-2, Class 1A3
0.37%	05/25/37	[2]	2,142,996	1,935,205
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.08%	11/25/33	[2]	720,880	744,059
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.58%	10/25/34	[2]	462,770	459,052
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.07%	04/25/34	[2]	250,315	240,084
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
2.63%	02/25/36	[2]	416,425	407,050
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.26%	03/25/47	[2]	1,158,843	1,130,997
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.43%	05/25/37	[2]	3,150,000	2,048,404
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.48%	04/25/37	[2]	883,581	144,424

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.31%	10/25/36	[2]	$1,825,976	$1,347,048
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.32%	05/25/37	[2]	4,318,143	2,591,832
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.40%	07/25/37	[2]	1,988,888	1,237,587
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
2.65%	10/25/33	[2]	764,927	757,115
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		115,764	139,714
Morgan Stanley Capital, Inc., Series 2006-HE4, Class A3
0.30%	06/25/36	[2]	3,309,927	2,341,608
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
0.43%	02/25/36	[2]	4,000,000	3,536,739
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[2]	1,739,457	1,670,685
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.43%	11/25/35	[2]	439,354	436,889
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		659,040	645,155
Morgan Stanley Reremic Trust, Series 2013-R3, Class 12A
2.71%	01/26/47	[2,3]	896,201	900,940
MortgageIT Trust, Series 2005-4, Class A1
0.43%	10/25/35	[2]	1,592,991	1,459,164
MortgageIT Trust, Series 2005-5, Class A1
0.41%	12/25/35	[2]	1,526,068	1,407,326
New York Mortgage Trust, Series 2005-3, Class A1
0.39%	02/25/36	[2]	165,727	155,965
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.46%	06/25/47	[2]	5,152,000	3,216,799
Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1
3.58%	12/25/35	[2]	3,286,555	2,721,863
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.00%	04/25/35	[2]	655,100	647,078
Residential Accredit Loans, Inc., Series 2005-QA7, Class A21
3.05%	07/25/35	[2]	3,653,796	3,333,651

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 114

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.32%	07/25/35	[2]	$1,544,438	$1,291,625
Residential Accredit Loans, Inc., Series 2005-SP1, Class 4A1
7.00%	09/25/34		322,848	352,734
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1
5.75%	09/25/21		564,405	535,983
Residential Accredit Loans, Inc., Series 2006-QS16, Class A6
6.00%	11/25/36		1,597,521	1,221,632
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2AV (IO)
0.18%	01/25/37	[2,6]	6,974,802	55,588
Residential Accredit Loans, Inc., Series 2007-SP1, Class A2
0.50%	03/25/37	[2]	46,892	46,775
Residential Asset Mortgage Products, Inc., Series 2006-RS3, Class A3
0.35%	05/25/36	[2]	155,456	149,342
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.75%	10/25/34	[2]	31,890	18,524
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.47%	01/25/36	[2]	1,500,000	1,436,616
Residential Asset Securities Corp., Series 2006-EMX1, Class A2
0.38%	01/25/36	[2]	117,239	115,869
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 1A
3.25%	04/25/37	[2]	688,364	482,338
Soundview Home Equity Loan Trust, Series 2007-WMC1, Class 3A3
0.41%	02/25/37	[2]	1,391,978	662,218
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.40%	09/25/34	[2]	2,395,005	2,388,189
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
2.50%	03/25/34	[2]	3,442,390	3,453,261
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.31%	12/25/36	[2]	419,293	337,181
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
1.91%	05/25/36	[2]	883,585	598,182
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.36%	05/25/46	[2]	818,336	587,862

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.74%	06/25/32	[2]	$182,262	$177,516
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.48%	11/25/33	[2]	264,651	265,928
Structured Asset Securities Corp., Series 2005-2XS, Class 2A2
1.66%	02/25/35	[2]	456,904	438,742
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
2.76%	01/25/37	[2]	3,039,115	3,005,167
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.88%	02/25/47	[2]	1,244,460	847,134
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.26%	01/25/37	[2]	5,049,015	2,879,080
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
0.51%	11/25/34	[2]	541,434	521,408
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.40%	01/25/35	[2]	2,551,868	2,569,946
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.61%	05/25/44	[2]	316,880	305,663
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.47%	01/25/45	[2]	408,559	388,864
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.47%	08/25/45	[2]	1,387,412	1,297,367
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.35%	10/25/35	[2]	385,000	369,372
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.44%	10/25/45	[2]	970,956	899,783
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.48%	12/25/35	[2]	102,844	96,312
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.38%	04/25/45	[2]	701,252	657,175
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
0.47%	07/25/45	[2]	612,353	576,292
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.07%	05/25/46	[2]	3,053,949	2,882,039

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.11%	07/25/46	[2]	$3,681,406	$3,101,614
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.08%	03/25/37	[2]	3,133,714	2,612,619
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 2A1
4.30%	06/25/37	[2]	2,404,126	2,032,057
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		126,069	120,103
Wells Fargo Home Equity Trust, Series 2006-2, Class A3
0.29%	07/25/36	[2]	71,008	70,444
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.47%	03/25/37	[2]	4,690,000	2,919,638
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36	[2]	252,528	245,185
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[2]	1,363,256	1,303,270
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[2]	3,396,200	3,193,004

				223,505,092

U.S. Agency Mortgage-Backed — 6.13%
Fannie Mae Pool AD0150
5.18%	05/01/19		333,599	374,864
Fannie Mae Pool AD0791
4.76%	02/01/20		318,408	356,149
Fannie Mae Pool AD0851
4.37%	02/01/20		475,369	520,015
Fannie Mae Pool AE0134
4.40%	02/01/20		740,000	815,108
Fannie Mae Pool AE0600
3.98%	11/01/20		304,305	328,973
Fannie Mae Pool AE0918
3.66%	10/01/20		365,807	388,699
Fannie Mae Pool AL0151
4.38%	04/01/21		480,236	524,985
Fannie Mae Pool AL0600
4.30%	07/01/21		137,563	149,960
Fannie Mae Pool AL2293
4.38%	06/01/21		1,526,766	1,677,234
Fannie Mae Pool AL3594
2.70%	04/01/23		1,435,665	1,402,032

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0000
3.58%	09/01/20		$470,955	$498,618
Fannie Mae Pool FN0002
3.31%	12/01/17		3,506,790	3,719,627
Fannie Mae Pool FN0004
3.63%	12/01/20		867,208	913,078
Fannie Mae Pool FN0005
3.38%	11/01/20		779,606	817,332
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[2]	22,246	24,289
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
6.45%	03/25/36	[2]	3,769,713	636,154
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.90%	06/25/37	[2]	186,249	24,729
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
6.30%	04/25/37	[2]	3,048,900	465,506
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
6.05%	07/25/38	[2]	984,609	127,709
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.45%	10/25/40	[2]	229,356	40,265
Fannie Mae, Series 2006-11, Class PS
24.00%	03/25/36	[2]	62,069	93,405
Fannie Mae, Series 2007-77, Class SK (IO)
5.72%	08/25/37	[2]	344,045	43,197
Fannie Mae, Series 2008-18, Class SM (IO)
6.85%	03/25/38	[2]	230,014	35,334
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		94,500	2,992
Fannie Mae, Series 2010-M1, Class A2
4.45%	09/25/19		1,250,000	1,377,831
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	594,695	593,845
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	334,525	326,757
Fannie Mae, Series 2012-M2, Class A2
2.72%	02/25/22		670,000	655,505
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		1,750,000	1,853,835
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		3,055,000	3,340,181

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 116

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		$2,915,000	$3,196,521
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,669,285
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class A2
3.87%	04/25/21		930,000	996,007
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2
2.87%	12/25/21		1,960,000	1,963,738
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K018, Class A2
2.79%	01/25/22		1,975,000	1,963,899
Freddie Mac REMICS, Series 2711, Class FA
1.16%	11/15/33	[2]	232,530	236,625
Freddie Mac REMICS, Series 2733, Class FB
0.76%	10/15/33	[2]	545,000	554,520
Freddie Mac REMICS, Series 3001, Class HS
16.36%	02/15/35	[2]	38,812	45,574
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		1,439,625	1,577,005
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.74%	01/15/38	[2]	234,252	32,345
Freddie Mac REMICS, Series 3828, Class TF
0.56%	04/15/29	[2]	420,213	421,991
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.46%	04/15/42	[2]	555,102	88,834
Freddie Mac, Series 3262, Class KS (IO)
6.26%	01/15/37	[2]	166,467	22,684
Freddie Mac, Series 3339, Class JS
41.83%	07/15/37	[2]	51,340	99,414
Freddie Mac, Series 3439, Class SC (IO)
5.74%	04/15/38	[2]	179,189	20,354
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[7]	84,598	74,589
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		585,000	561,883
Ginnie Mae II Pool MA0243
2.00%	07/20/42	[2]	456,537	473,097

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		$3,120,000	$3,331,495
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		2,160,026	2,196,054
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		304,348	74,853
Ginnie Mae, Series 2011-50, Class PS (IO)
5.94%	02/20/41	[2]	361,976	61,043
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		765,902	108,222
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	2,810,382	47,518
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	6,310,912	86,461
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		349,839	42,474
Ginnie Mae, Series 2013-135, Class CS (IO)
6.04%	09/16/43	[2]	13,362,025	1,930,783

				44,005,476

Total Mortgage-Backed (Cost $302,705,176)				308,414,347

MUNICIPAL BONDS — 2.10%*
Arizona — 0.29%
Arizona Health Facilities Authority, Banner Health, Series B
0.98%	01/01/37	[2]	2,590,000	2,078,838

California — 0.31%
State of California, Build America Bonds
5.70%	11/01/21		175,000	204,561
6.65%	03/01/22		1,550,000	1,865,687
7.95%	03/01/36		150,000	176,675

				2,246,923

Illinois — 0.60%
City of Chicago, Refunding Taxable Project, Series E
6.05%	01/01/29		1,550,000	1,571,375
State of Illinois, Build America Bonds
6.20%	07/01/21		870,000	979,385
State of Illinois, Taxable Bonds
4.95%	06/01/23		1,100,000	1,149,775
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		565,000	598,731

				4,299,266

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2014

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York — 0.73%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		$3,000,000	$3,455,370
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,828,695

				5,284,065

Texas — 0.17%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		995,000	1,197,980

Total Municipal Bonds (Cost $14,674,567)				15,107,072

MUTUAL FUNDS — 0.42%
Blackrock Build America Bond Fund
0.01%[8]			122,063	2,470,555
Nuveen Build American Bond Fund
0.01%[8]			28,660	562,309

Total Mutual Funds (Cost $2,808,866)				3,032,864

U.S. AGENCY SECURITIES — 2.77%
U.S. Agency Securities — 2.77%
Fannie Mae
0.50%	01/15/16		1,150,000	1,150,170
0.50%	01/29/16		1,250,000	1,250,423

Federal Farm Credit Bank
0.18%	09/14/16	[2]	3,545,000	3,546,089

Federal Home Loan Bank
0.22%	10/07/15	[2]	2,510,000	2,513,175
0.24%	01/21/15		6,255,000	6,256,989

Freddie Mac
0.40%	04/30/15		5,175,000	5,176,280

Total U.S. Agency Securities (Cost $19,883,336)				19,893,126

U.S. TREASURY SECURITIES — 0.82%
U.S. Treasury Notes — 0.82%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.50%	04/15/15	[9]	1,540,000	1,696,861

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
1.25%	04/15/14	[9]	$310,000	$343,349
2.00%	07/15/14	[9]	3,045,000	3,841,730

Total U.S. Treasury Securities (Cost $5,852,949)				5,881,940

Total Bonds – 88.79% (Cost $626,911,472)				638,042,675

Issues			Shares	Value
COMMON STOCK — 0.49%
Real Estate Investment Trust (REIT) — 0.49%
American Capital Agency Corp.
			163,415	3,511,788

Total Common Stock (Cost $3,589,280)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.68%
Commercial Paper — 1.56%
Macquarie Bank Ltd. (Australia)
0.20%[10]	05/27/14	[3,4]	5,205,000	5,203,592
National Rural Utilities Cooperative Finance Corp.
0.09%[10]	04/03/14		6,000,000	5,999,970

				11,203,562

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.05%[8]			7,178,000	7,178,000
DWS Money Market Series Institutional Funds
0.04%[8]			7,178,000	7,178,000

				14,356,000

U.S. Agency Discount Notes — 7.03%
Fannie Mae
0.08%[1][0]	07/16/14		7,500,000	7,499,340
Federal Home Loan Bank
0.05%[10]	04/30/14		15,000,000	14,999,880
0.06%[10]	04/09/14		10,000,000	9,999,912
0.06%[10]	06/04/14		7,510,000	7,509,730
0.07%[10]	06/11/14		7,500,000	7,499,708
0.08%[10]	07/11/14		3,000,000	2,999,748

				50,508,318

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 118

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.10%
U.S. Treasury Bills
0.06%[10]	04/24/14	[11]	$711,000	$710,975

Total Short-Term Investments
(Cost $76,775,234)				76,778,855

Total Investments – 99.96%
(Cost $707,275,986)[1]				718,333,318

Cash and Other Assets, Less
Liabilities – 0.04%				295,059

Net Assets – 100.00%				$718,628,377

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
147	U.S. Treasury Five Year Note,
	Expiration June 2014	$ 90,880
321	U.S. Treasury Ten Year Note,
	Expiration June 2014	182,976
33	U.S. Treasury Thirty Year Long Bond,
	Expiration June 2014	(34,096)

	Net unrealized appreciation	$239,760

Expiration Date	Premiums (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: JPMorgan Chase & Co.
06/20/17	$(30,361)	$594	$80,815	$50,454

	$(30,361)	$594	$80,815	$50,454

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $707,308,782 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$15,051,517
Gross unrealized depreciation	(4,026,981)

Net unrealized appreciation	$11,024,536

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $65,416, which is 0.01% of total net assets.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2014.
[8]	Represents the current yield as of March 31, 2014.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $710,986.
†

Fair valued security. The aggregate value of fair valued securities is $4,806,660, which is 0.67% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

119 / Annual Report March 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.79%
BANK LOANS — 78.87%*
Automotive — 1.11%
Allison Transmission, Inc., Term Loan B2, 1st Lien
3.16%	08/07/17	[2]	$347,685	$349,206
Chrysler Group LLC, Term Loan B
3.50%	05/24/17	[2]	491,727	492,393
Goodyear Tire & Rubber Co., Term Loan, 2nd Lien
4.75%	04/30/19	[2]	500,000	503,540

				1,345,139

Communications — 4.27%
Cincinnati Bell, Term Loan, 1st Lien
4.00%	09/10/20	[2]	497,500	498,642
Consolidated Communications, Inc., Term Loan B, 1st Lien
4.25%	12/23/20	[2]	498,750	502,805
eResearchTechnology, Inc., Term Loan B, 1st Lien
6.00%	05/02/18	[2]	661,737	665,459
Intelsat Jackson Holdings SA, Term Loan B1, 1st Lien (Luxembourg)
3.75%	06/30/19	[2,3]	481,872	483,751
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2]	1,000,000	1,003,250
RentPath, Inc., Term Loan B
6.25%	05/29/20	[2]	327,525	321,793
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[2]	273,468	274,265
Univision Communications, Inc., Incremental Term Loan 2013
4.00%	03/01/20	[2]	178,200	178,185
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.75%	04/01/19	[2]	733,841	736,020
Windstream Corp., Term Loan B4, 1st Lien
3.50%	01/23/20	[2]	496,231	496,045

				5,160,215

Consumer Discretionary — 4.96%
Container Store, Facility Term Loan
4.25%	04/06/19	[2]	317,118	318,605
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.50%	10/25/20	[2]	966,667	969,344
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
0.00%	02/19/21		500,000	501,095
Laureate Education, Inc., Term Loan B, 1st Lien,
5.00%	06/15/18	[2]	992,387	984,637

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
Regent Seven Seas Cruises LLC, Term Loan B, 1st Lien
3.75%	12/21/18	[2]	$719,043	$720,841
Spectrum Brands Holding, Inc., Term Loan, 1st Lien
3.50%	09/04/19	[2]	995,000	997,328
Spin Holdco, Inc., Term Loan B, 1st Lien
4.25%	11/14/19	[2]	996,253	997,623
TransUnion LLC, Term Loan, 1st Lien
4.25%	02/10/19	[2]	497,425	498,204

				5,987,677

Consumer Products — 2.86%
Arysta LifeScience SPC LLC, Term Loan, 1st Lien
4.50%	05/29/20	[2]	238,200	239,044
Britax U.S. Holdings, Inc., Term Loan B, 1st Lien
4.50%	10/15/20	[2]	497,500	476,356
Dell, Inc., Term Loan B, 1st Lien
4.50%	04/29/20	[2]	926,425	921,696
DS Waters of America, Inc., Term Loan, 1st Lien
5.25%	08/30/20	[2]	995,000	1,013,034
Reynolds Group Holdings, Inc., Incremental Term Loan
4.00%	12/01/18	[2]	794,494	798,045

				3,448,175

Electric — 8.39%
Calpine Corp., Term Loan B3, 1st Lien
4.00%	10/09/19	[2]	496,222	498,355
Calpine Corp., Term Loan, 1st Lien
4.00%	10/31/20	[2]	498,750	501,127
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20	[2]	595,500	599,037
EFS Cogen Holdings I LLC, Term Loan B, 1st Lien
3.75%	12/17/20	[2]	960,101	966,505
Empire Generating Co. LLC, Term Loan B, 1st Lien
5.25%	03/13/21	[2]	934,783	937,708
Empire Generating Co. LLC, Term Loan C, 1st Lien
5.25%	03/14/21	[2]	65,217	65,422
Entegra Holdings LLC, Term Loan, 2nd Lien (PIK)
10.00%	03/27/17	[2,4,5]	1,000,000	995,000
Equipower Resources Holdings LLC, Term Loan C, 1st Lien
4.25%	12/31/19	[2]	997,488	1,003,259

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 120

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Essential Power LLC, Term Loan B
4.75%	08/08/19	[2]	$882,322	$888,569
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.25%	05/08/20	[2]	1,431,121	1,441,854
LSP Madison Funding LLC, Term Loan
5.50%	06/28/19	[2]	236,761	237,649
Topaz Power Holdings LLC, Term Loan, 1st Lien
5.25%	02/26/20	[2]	496,231	487,959
Utility Services Associates, Term Loan B, 1st Lien
6.75%	10/18/19	[2]	997,500	1,003,734
Viva Alamo LLC, Term Loan B, 1st Lien
4.75%	02/22/21	[2]	500,000	502,190

				10,128,368

Energy — 16.24%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[2]	933,904	949,079
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
0.50%	08/13/19	[2]	61,404	62,401
Atlas Energy LP, Term Loan, 1st Lien
6.50%	07/31/19	[2]	995,000	1,023,606
Chesapeake Energy Corp., Term Loan B, 1st Lien
5.75%	12/02/17	[2]	1,500,000	1,535,835
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[2]	497,500	508,072
EMG Utica LLC, Term Loan B, 1st Lien
4.75%	03/27/20	[2]	1,100,000	1,104,813
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19	[2]	187,500	188,496
Foresight Energy LLC, Term Loan, 1st Lien
5.50%	08/21/20	[2]	1,223,850	1,233,414
FREIF North American Power I LLC, Term Loan B, 1st Lien
4.75%	03/29/19	[2]	417,299	420,950
FREIF North American Power I LLC, Term Loan C, 1st Lien
4.75%	03/29/19	[2]	65,930	66,507
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20	[2]	1,492,500	1,497,477
MEG Energy Corp., Term Loan B, 1st Lien (Canada)
3.75%	03/31/20	[2,3]	496,194	499,025
Moxie Liberty (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[2]	1,000,000	1,027,500

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19	[2]	$1,000,000	$1,010,000
Northeast Wind Capital, Term Loan B, 1st Lien
5.00%	11/07/20	[2]	964,489	980,162
Offshore Group Investment Ltd., Term Loan B, 1st Lien
5.00%	10/25/17	[2]	467,532	467,923
Offshore Group Investment Ltd., Term Loan, 2nd Lien (Cayman Islands)
5.75%	03/28/19	[2,3]	326,700	330,581
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[2]	992,500	997,835
Panda Power Funds, Term Loan B1, 1st Lien
6.75%	12/19/20	[2]	1,000,000	1,022,500
Panda Sherman Power LLC, Construction Term Loan Advance
9.00%	09/14/18	[2]	200,000	206,000
Panda Temple Power II LLC
7.25%	04/03/19	[2]	280,000	288,050
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20	[2]	995,000	999,184
Power Buyer LLC, Delayed Draw Term Loan, 1st Lien
3.68%	05/06/20	[2]	131,022	130,695
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	1,050,827	1,048,200
Seadrill Operating LP, Term Loan B, 1st Lien (Bermuda)
4.00%	02/21/21	[2,3]	498,750	498,127
TGGT Holdings LLC, Term Loan B
6.50%	11/15/18	[2]	493,750	499,305
TPF II LC LLC, Term Loan, 1st Lien
6.50%	08/21/19	[2]	992,500	1,009,869

				19,605,606

Entertainment — 0.41%
AMC Entertainment, Inc., Term Loan B, 1st Lien
3.50%	04/30/20	[2]	496,241	496,690

Finance — 2.57%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21		1,000,000	1,002,500
IG Investment Holdings LLC, Term Loan, Tranche B
5.25%	10/31/19	[2]	461,162	465,488
Nuveen Investments, Inc., Term Loan B, 1st Lien
4.15%	05/13/17	[2]	880,000	883,533

See accompanying notes to Schedule of Portfolio Investments.

121 / Annual Report March 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Patriot Merger Corp./National Financial Partners Corp., Term Loan B, 1st Lien
5.25%	07/01/20	[2]	$745,006	$750,828

				3,102,349

Food — 2.94%
Del Monte Foods Inc., Term Loan, 1st Lien
4.25%	12/18/21	[2]	500,000	502,183
Diamond Foods, Inc., Term Loan, 1st Lien
4.25%	08/20/18	[2]	500,000	502,033
New Hostess Brands Acquisition LLC, Term Loan, 1st Lien
6.75%	04/09/20	[2]	1,000,000	1,041,250
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.25%	04/29/20	[2]	497,500	495,368
Windsor Quality Foods Co. Ltd., Term Loan B, 1st Lien
5.00%	12/26/20	[2]	997,500	1,006,228

				3,547,062

Gaming — 4.53%
American Casino & Entertainment Properties LLC, Term Loan B, 1st Lien
4.50%	07/03/19	[2]	496,250	502,453
Bally Technologies, Inc., Term Loan
4.25%	11/25/20	[2]	139,300	140,136
Boyd Gaming Corp., Term Loan B, 1st Lien
4.00%	08/14/20	[2]	786,050	787,917
Golden Nugget, Inc., Delayed Draw Term Loan, 1st Lien
5.50%	11/21/19	[2]	299,250	306,544
Golden Nugget, Inc., Term Loan B, 1st Lien
5.50%	11/06/19	[2]	698,250	715,270
Las Vegas Sands LLC, Term Loan B, 1st Lien
3.25%	12/19/20	[2]	997,500	997,405
Penn National Gaming, Inc., Term Loan B
3.25%	10/30/20	[2]	29,925	29,906
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.00%	11/18/20	[2]	995,000	998,935
Yonkers Racing Corp., Term Loan, 1st Lien
4.25%	08/20/19	[2]	997,500	996,253

				5,474,819

Health Care — 5.87%
Accellent, Inc., Term Loan, 1st Lien
0.00%	03/12/21	[2]	500,000	500,207
Biomet, Inc., Term Loan B, 1st Lien
3.66%	07/25/17	[2]	496,250	497,553

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Carestream Health (Onex) LLC, Term Loan, 1st Lien
5.00%	06/07/19	[2]	$336,092	$340,187
CHS/Community Health Systems, Inc., Term Loan D, 1st Lien
4.25%	01/27/21	[2]	997,500	1,007,186
DJO Finance LLC/DJO Finance Corp., Term Loan B
4.75%	09/15/17	[2]	284,227	285,960
Healogics, Inc., Term Loan, 1st Lien
5.25%	02/05/19	[2]	783,341	791,174
Jazz Pharmaceuticals, Inc., Term Loan B, 1st Lien
3.25%	06/12/18	[2]	997,500	999,121
Pharmaceutical Product Development, Inc., 2013 Term Loan
4.00%	12/05/18	[2]	197,500	198,347
Salix Pharmaceuticals Ltd., Term Loan B, 1st Lien
4.25%	01/02/20	[2]	987,500	998,259
Surgery Center Holdings, Inc., Term Loan, 1st Lien
6.00%	04/11/19	[2]	137,200	137,715
Surgical Care Affiliates, Inc., Term Loan C
4.00%	06/30/18	[2]	496,250	497,491
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.75%	08/05/20	[2,3]	832,380	836,022

				7,089,222

Industrials — 10.31%
Ardagh Holdings USA, Inc., Dollar Term Loan
4.25%	12/17/19	[2]	997,500	1,003,580
Ardagh Holdings USA, Inc., Term Loan B, 1st Lien
0.00%	12/17/19	[2]	500,000	500,938
BWAY Holding Co., Term Loan B, 1st Lien
4.50%	08/06/17	[2]	496,231	499,102
Clondalkin Acquisition BV, Term Loan, 1st Lien (Netherlands)
4.50%	05/31/20	[2,3]	496,250	499,766
Consolidated Container Co. LLC, Term Loan B, 1st Lien
5.00%	07/03/19	[2]	496,222	502,427
Energy Solutions LLC, Term Loan
6.75%	08/15/16	[2]	144,340	145,001
Excelitas Technologies Corp., Term Loan, 1st Lien
6.00%	11/02/20	[2]	492,223	495,300
Filtration Group, Inc., Term Loan B, 1st Lien
4.50%	11/20/20	[2]	498,750	502,802

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 122

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Intelligrated, Inc., Term Loan, 1st Lien
4.50%	07/30/18	[2]	$993,704	$996,189
Interline Brands, Inc., Term Loan, 1st Lien
0.00%	03/21/21	[2]	1,000,000	1,000,940
Maxim Crane Works LP, Term Loan B, 2nd Lien
10.25%	11/26/18	[2]	1,000,000	1,023,130
Patheon, Inc., Term Loan B, 1st Lien
4.25%	03/11/21	[2]	500,000	498,260
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.00%	02/01/21	[2]	500,000	501,460
Polarpack, Inc./WNA Holdings, Inc., Term Loan B, 1st Lien
4.50%	06/07/20	[2]	174,670	175,325
Polarpack, Inc./WNA Holdings, Inc., Term Loan, 1st Lien
4.50%	06/07/20	[2]	321,612	322,818
Schaeffler AG, Term Loan C, 1st Lien (Netherlands)
4.25%	01/27/17	[2,3]	255,000	256,513
Sensus USA, Inc., Term Loan, 1st Lien
4.75%	05/09/17	[2]	209,775	210,432
Sequa Corp., Initial Term Loan
5.25%	06/19/17	[2]	246,875	242,503
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	995,000	1,003,706
TNT Crane & Rigging, Inc., Term Loan, 1st Lien
5.50%	11/27/20	[2]	997,500	1,011,216
Utex Industries, Inc., Term Loan, 1st Lien
4.50%	04/10/20	[2]	307,675	309,213
WTG Holdings III Corp., Term Loan, 1st Lien
4.75%	01/15/21	[2]	498,750	501,401
WTG Holdings III Corp., Term Loan, 2nd Lien
8.50%	12/12/21	[2]	250,000	249,279

				12,451,301

Information Technology — 2.53%
Activision Blizzard, Inc., Term Loan, 1st Lien
3.25%	10/12/20	[2]	627,150	627,934
First Data Corp., Extended Term Loan 2021
4.15%	03/24/21	[2]	230,043	230,859
First Data Corp., Extended Term Loan, 1st Lien
4.15%	03/23/18	[2]	500,000	502,138
First Data Corp., New Term Loan 2018B
4.15%	09/24/18	[2]	300,000	301,062
Freescale Semiconductor, Inc., Term Loan B5, 1st Lien
5.00%	01/15/21	[2]	497,500	503,458

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Freescale Semiconductor, Inc., Term Loan, Tranche B4
4.25%	02/28/20	[2]	$287,259	$289,076
Magic Newco LLC, Term Loan, 1st Lien
5.00%	12/12/18	[2]	600,113	606,738

				3,061,265

Insurance — 1.67%
AssuredPartners, Inc., Term Loan, 1st Lien
0.00%	03/19/21	[2]	500,000	497,500
AssuredPartners, Inc., Term Loan, 2nd Lien
0.00%	03/19/22	[2]	500,000	495,000
Asurion LLC, Incremental Tranche, Term Loan B1
5.00%	05/24/19	[2]	771,953	774,948
Cunningham Lindsey U.S., Inc., Initial Term Loan, 1st Lien
5.00%	12/10/19	[2]	246,875	247,595

				2,015,043

Materials — 2.87%
Chromaflo Technologies Corp., Term Loan B, 1st Lien
4.50%	12/02/19	[2]	997,500	1,002,488
FMG Resources Ltd., Term Loan B, 1st Lien (Australia)
4.25%	06/30/19	[2,3]	955,188	963,775
Royal Adhesives and Sealants LLC, Term Loan B, 1st Lien
5.50%	07/26/18	[2]	494,667	501,781
Tata Chemicals North America, Inc., Term Loan B, 1st Lien
3.75%	08/07/20	[2]	992,500	998,703

				3,466,747

Real Estate Investment Trust (REIT) — 0.81%
Realogy Group LLC
4.43%	10/10/16	[2]	29,789	29,950
Realogy Group LLC, Term Loan B, 1st Lien
3.75%	03/05/20	[2]	942,379	947,091

				977,041

Retail — 1.79%
Hudson’s Bay Co., Term Loan B, 1st Lien
4.75%	11/04/20	[2]	1,165,500	1,182,691
JC Penney Corp., Inc., Term Loan, 1st Lien
6.00%	05/22/18	[2]	496,250	494,416
Serta Simmons Holdings LLC, Term Loan B, 1st Lien
4.25%	10/01/19	[2]	487,236	489,808

				2,166,915

See accompanying notes to Schedule of Portfolio Investments.

123 / Annual Report March 2014

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 1.89%
Bright Horizons Family Solutions, Inc., Term Loan, 1st Lien
4.00%	01/30/20	[2]	$496,231	$498,040
Ceridian Corp., Replacement, Term Loan
4.40%	05/09/17	[2]	484,322	487,288
Multi Packaging Solutions, Inc., Term Loan B, 1st Lien
4.25%	08/08/20	[2]	500,000	502,500
Protection One, Term Loan, 1st Lien
4.25%	03/21/19	[2]	794,959	794,712

				2,282,540

Transportation — 2.85%
Air Canada, Term Loan B, 1st Lien (Canada)
5.50%	09/20/19	[2,3]	710,000	724,200
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[2]	992,500	997,284
Delta Air Lines, Inc., Term Loan B, 1st Lien
3.50%	04/20/17	[2]	197,462	198,114
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
5.25%	06/27/18	2,[3]	1,490,012	1,519,194

				3,438,792

Total Bank Loans
(Cost $94,419,262)				95,244,966

CORPORATES — 9.90%*
Banking — 0.41%
Bank of America N.A. (BKNT)
0.53%	06/15/17	[2]	500,000	491,200

Communications — 1.88%
T-Mobile USA, Inc.
6.73%	04/28/22		400,000	429,500
Verizon Communications, Inc.
1.98%	09/14/18	[2]	1,750,000	1,845,827

				2,275,327

Energy — 0.83%
Enbridge, Inc. (Canada)
0.90%	10/01/16	[2,3]	1,000,000	1,000,406

Finance — 3.30%
Chase Capital II, Series B
0.74%	02/01/27	[2]	500,000	422,500
Citigroup, Inc.
0.78%	08/25/36	[2]	1,000,000	793,924
General Electric Capital Corp. (MTN)
0.72%	08/15/36	[2]	850,000	706,346

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc., (MTN)
1.83%	11/29/23	[2]	$1,000,000	$1,026,827
JPMorgan Chase Capital XXI, Series U
1.19%	02/02/37	[2]	1,000,000	805,000
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[2]	300,000	231,000

				3,985,597

Food — 0.44%
Post Holdings, Inc.
6.75%	12/01/21	[6]	500,000	533,125

Health Care — 1.31%
LifePoint Hospitals, Inc.
5.50%	12/01/21	[6]	500,000	523,750
Salix Pharmaceuticals Ltd.
6.00%	01/15/21	[6]	500,000	532,500
Valeant Pharmaceuticals International, Inc. (Canada)
5.62%	12/01/21	3,[6]	500,000	526,875

				1,583,125

Materials — 0.44%
Exopack Holdings SA (Luxembourg)
7.88%	11/01/19	[3,6]	500,000	530,625

Real Estate Investment Trust (REIT) — 0.44%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		500,000	531,250

Transportation — 0.85%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[6]	974,444	1,020,730

Total Corporates
(Cost $11,471,141)				11,951,385

MUNICIPAL BONDS — 0.50%*
Arizona — 0.50%
Arizona Health Facilities Authority, Banner Health, Series B
0.98%	01/01/37	[2]	750,000	601,980

Total Municipal Bonds
(Cost $567,601)

U.S. AGENCY SECURITIES — 0.52%
U.S. Agency Securities — 0.52%

Federal Farm Credit Bank
0.18%	09/14/16	[2]	635,000	635,195

Total U.S. Agency Securities
(Cost $634,845)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 124

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2014

			Value
Total Bonds – 89.79%
(Cost $107,092,849)			$108,433,526

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 3.41%
Money Market Funds — 2.02%
Dreyfus Cash Advantage Fund
0.05%[7]		$1,320,000	1,320,000
DWS Money Market Series Institutional Funds
0.04%[7]		1,113,000	1,113,000

			2,433,000

U.S. Agency Discount Notes — 1.39%
Federal Home Loan Bank
0.05%[8]	05/19/14	1,000,000	999,933
0.08%[8]	05/14/14	680,000	679,976

			1,679,909

Total Short-Term Investments
(Cost $4,112,868)			4,112,909

Total Investments – 93.20%
(Cost $111,205,717)[1]			112,546,435

Cash and Other Assets, Less Liabilities – 6.80%			8,213,392

Net Assets – 100.00%			$120,759,827

Notes:

[1]	Cost for federal income tax purposes is $111,205,763 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$1,440,397
Gross unrealized depreciation	(99,725)

Net unrealized appreciation	$1,340,672

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $995,000, which is 0.82% of total net assets.
[6]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[7]	Represents the current yield as of March 31, 2014.
[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

125 / Annual Report March 2014

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 79.37%
ASSET-BACKED SECURITIES — 17.24%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.46%	06/14/37	2,[3]	$637,118	$608,846
Alm Loan Funding, Series 2012-7A, Class A1 (Cayman Islands)
1.66%	10/19/24	2,3,[4]	500,000	499,225
AMURF, Series 2012, Class B
11.00%	12/17/17	2,5,†	768,793	768,790
AMURF, Series 2012-I, Class A
14.00%	10/15/16	2,5,†	612,841	612,779
ARES CLO Ltd., Series 2007-12A, Class A (Cayman Islands)
0.86%	11/25/20	2,3,[4]	451,814	449,743
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
3.84%	04/17/23	2,3,[4]	575,000	575,133
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15		225,000	225,966
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16		225,000	226,422
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	250,000	240,725
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.52%	01/25/35	2,[3]	427,860	398,580
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.38%	12/25/36	2,[3]	1,312,340	1,143,540
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.39%	07/25/37	2,[3]	580,658	505,102
Blue Hill CLO Ltd., Series 2013-1A, Class C1
3.29%	01/15/26	[2,3]	580,000	578,417
BlueMountain CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.44%	05/15/25	2,3,[4]	580,000	573,799
BlueMountain CLO Ltd., Series 2013-4A, Class C (Cayman Islands)
2.89%	04/15/25	2,3,[4]	140,000	136,474
Cent CLO LP, Series 2013-17A, Class A1 (Cayman Islands)
1.54%	01/30/25	[2,3,4]	580,000	575,045
CIFC Funding Ltd., Series 2012-2A, Class A1L (Cayman Islands)
1.64%	12/05/24	[2,3,4]	600,000	598,894
CIT Education Loan Trust, Series 2007-1, Class A
0.32%	03/25/42	[2,3]	1,670,822	1,563,609

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	3,[4]	$224,583	$225,218
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	3,[4]	340,000	342,944
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.60%	03/02/46	2,3,4,†	470,845	28,249
Dryden Senior Loan Fund, Series 2013-26A, Class C (Cayman Islands)
2.74%	07/15/25	2,3,[4]	525,000	507,922
Dryden XXII Senior Loan Fund, Series 2013-30A, Class C (Cayman Islands)
3.09%	11/15/25	2,3,[4]	625,000	624,857
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.95%	04/26/32	2,[3]	645,000	636,876
EFS Volunteer LLC, Series 2010-1, Class A2
1.09%	10/25/35	[2,3]	800,000	794,613
GE Business Loan Trust, Series 2004-1, Class A
0.44%	05/15/32	[2,3]	379,733	363,127
GE Business Loan Trust, Series 2004-2A, Class A
0.38%	12/15/32	2,[3]	377,763	358,881
GE Business Loan Trust, Series 2005-1A, Class A3
0.40%	06/15/33	2,[3]	986,126	926,617
GE Business Loan Trust, Series 2005-2A, Class A
0.40%	11/15/33	2,[3]	954,000	886,566
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.39%	04/25/25	2,3,[4]	600,000	592,281
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class A (Cayman Islands)
1.61%	04/19/26	2,3,4,†	600,000	597,898
ING Investment Management CLO Ltd., Series 2013-3A, Class B (Cayman Islands)
2.94%	01/18/26	2,3,[4]	575,000	571,402
ING Investment Management Ltd., Series 2012-4A, Class A1 (Cayman Islands)
1.63%	10/15/23	2,3,[4]	500,000	499,072
J.G. Wentworth XXX LLC, Series 2013-3A, Class B
5.54%	01/15/75	[3]	590,000	625,469
LCM XIV LP, Series 14A, Class C (Cayman Islands)
2.99%	07/15/25	2,3,[4]	550,000	536,802
Leaf II Receivables Funding LLC, Series 2013-1, Class E2
6.00%	09/15/21	[3]	520,000	481,168

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 126

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Limerock CLO, Series 2014-2A, Class A (Cayman Islands)
1.74%	04/18/26	2,3,[4]	$580,000	$580,579
MSIM Peconic Bay Ltd., Series 2007-1A, Class C (Cayman Islands)
2.24%	07/20/19	[2,3,4]	580,000	581,116
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.34%	05/25/26	[2]	534,203	526,961
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.28%	06/26/28	[2]	625,075	595,549
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1
1.74%	04/15/26	2,[3]	580,000	579,640
Nomad CLO Ltd., Series 2013-1A, Class A1 (Cayman Islands)
1.44%	01/15/25	2,3,[4]	580,000	573,546
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.66%	11/20/23	2,3,[4]	500,000	498,645
Pam Capital Funding LP, Series 1998-1A, Class B2 (Cayman Islands)
1.59%	05/01/14	2,3,4,6,†	145,287	29,058
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,5,†	500,000	499,998
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	401,659	419,718
Scholar Funding Trust, Series 2012-B, Class A2
1.25%	03/28/46	2,[3]	1,000,000	1,016,423
SLC Student Loan Trust, Series 2004-1, Class B
0.53%	08/15/31	[2]	604,641	544,402
SLC Student Loan Trust, Series 2005-2, Class B
0.51%	03/15/40	[2]	487,791	438,538
SLC Student Loan Trust, Series 2006-2, Class B
0.46%	12/15/39	[2]	609,380	541,712
SLM Student Loan Trust, Series 2004-2, Class B
0.71%	07/25/39	[2]	611,649	554,089
SLM Student Loan Trust, Series 2005-4, Class B
0.42%	07/25/40	[2]	628,994	554,268
SLM Student Loan Trust, Series 2005-9, Class B
0.54%	01/25/41	[2]	693,911	610,939
SLM Student Loan Trust, Series 2006-2, Class A6
0.41%	01/25/41	[2]	1,200,000	1,091,006

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6, Class B
1.09%	04/27/43	[2]	$334,414	$299,376
SLM Student Loan Trust, Series 2007-7, Class B
0.99%	10/25/28	[2]	215,000	193,152
SLM Student Loan Trust, Series 2007-8, Class B
1.24%	04/27/43	[2]	344,691	313,199
SLM Student Loan Trust, Series 2008-2, Class B
1.44%	01/25/29	[2]	340,000	309,244
SLM Student Loan Trust, Series 2008-3, Class B
1.44%	04/25/29	[2]	340,000	315,409
SLM Student Loan Trust, Series 2008-4, Class A4
1.89%	07/25/22	[2]	1,500,000	1,583,513
SLM Student Loan Trust, Series 2008-4, Class B
2.09%	04/25/29	[2]	340,000	330,510
SLM Student Loan Trust, Series 2008-6, Class B
2.09%	07/25/29	[2]	340,000	336,379
SLM Student Loan Trust, Series 2008-7, Class B
2.09%	07/25/29	[2]	340,000	337,582
SLM Student Loan Trust, Series 2008-8, Class B
2.49%	10/25/29	[2]	340,000	350,611
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.54%	10/20/23	2,3,[4]	625,000	630,549
Sound Point CLO Ltd., Series 2013-2A, Class E (Cayman Islands)
4.84%	07/15/25	2,3,[4]	235,000	218,185
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	475,253	564,168
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	3,†	450,000	551,888
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.49%	04/16/22	2,3,[4]	575,000	575,126
Symphony CLO Ltd., Series 2013-12A, Class C (Cayman Islands)
2.98%	10/15/25	2,3,[4]	475,000	469,192
TAL Advantage LLC, Series 2006-1, Class NOTE
0.35%	04/20/21	2,[3]	125,000	123,588
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.41%	05/15/20	2,3,[4]	131,250	130,998

See accompanying notes to Schedule of Portfolio Investments.

127 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.29%	02/26/19	[2,3]	$123,177	$122,700

Total Asset-Backed Securities (Cost $37,583,204)				37,872,607

BANK LOANS — 0.81%*
Electric — 0.00%
Boston Generating LLC, Term Loan, 1st Lien7
0.00%	06/30/14	2,6,8,9,†	107,166	—

Energy — 0.33%
MACH Gen LLC, Term Loan, 2nd Lien (PIK)[7]
0.00%	02/22/15	[2,9,10]	1,244,155	717,460

Health Care — 0.31%
Valeant Pharmaceuticals International, Inc., Term Loan (Canada)
3.75%	08/05/20	[2,4]	689,678	692,695

Services — 0.17%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
5.22%	01/15/38	2,4,†	370,833	373,600

Total Bank Loans (Cost $2,363,281)				1,783,755

CORPORATES — 8.69%*
Banking — 0.74%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,203,696
First Chicago NBD Institutional Capital I
0.79%	02/01/272		500,000	422,500

				1,626,196

Communications — 0.04%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		75,000	79,687

Electric — 0.17%
Dynegy Escrow Holdings
0.00%	01/01/50	6,8,†	1,175,000	—
GenOn Americas Generation LLC
8.50%	10/01/21		400,000	384,000

				384,000

Energy — 0.59%
Energy Transfer Partners LP
3.26%	11/01/66	[2]	1,400,000	1,288,000

Finance — 4.06%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	950,000	997,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital II, Series B
0.74%	02/01/27	[2]	$1,500,000	$1,267,500
Chase Capital VI
0.86%	08/01/28	[2]	500,000	422,500
Citigroup, Inc.
0.78%	08/25/36	[2]	3,350,000	2,659,644
General Electric Capital Corp. (MTN)
0.62%	05/05/26	[2]	819,000	744,771
0.72%	08/15/36	[2]	2,500,000	2,077,490
JPMorgan Chase Capital XIII, Series M
1.18%	09/30/34	[2]	700,000	602,000
JPMorgan Chase Capital XXIII
1.24%	05/15/47	[2]	200,000	154,000

				8,925,405

Insurance — 0.45%
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	900,000	986,073

Real Estate Investment Trust (REIT) — 0.24%
HCP, Inc.
7.07%	06/08/15		500,000	537,271

Transportation — 2.40%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	[3]	873,360	942,137
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[3,4]	462,800	481,312
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,447,421	2,650,802
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		613,919	719,820
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.61%	08/15/16	[2]	481,657	475,636

				5,269,707

Total Corporates (Cost $17,011,623)				19,096,339

MORTGAGE-BACKED — 48.75%**
Commercial Mortgage-Backed — 3.60%
Bayview Commercial Asset Trust, Series 2008-4, Class A3
2.90%	07/25/38	[2,3]	665,000	643,685
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M1
0.60%	04/25/36	[2,3]	1,275,000	1,092,298

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 128

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[2]	$211,681	$211,858
Commercial Mortgage Trust, Series 2006-C8, Class AAB
5.29%	12/10/46		277,392	281,597
GE Business Loan Trust, Series 2003-1, Class B
1.46%	04/15/31	[2,3]	149,825	134,936
GE Business Loan Trust, Series 2005-1A, Class C
0.86%	06/15/33	[2,3]	401,707	366,733
GE Business Loan Trust, Series 2005-2A, Class B
0.66%	11/15/33	[2,3]	393,402	361,113
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.82%	07/10/38	[2]	938,664	1,020,441
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	997,730
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,055,000	1,028,998
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[3]	900,000	941,083
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		810,000	835,086

				7,915,558

Non-Agency Mortgage-Backed — 39.11%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	130,202	133,179
ACE Securities Corp., Series 2006-HE3, Class A2C
0.30%	06/25/36	[2]	2,173,844	1,309,198
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A12
2.63%	02/25/36	[2]	225,078	219,454
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
2.63%	02/25/36	[2]	615,995	595,160
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.38%	09/25/35	[2]	735,478	699,408
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
0.63%	04/25/35	[2]	1,200,000	1,151,075

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		$1,496,405	$1,630,949
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		474,236	481,386
Banc of America Funding Corp., Series 2006-3, Class 5A3
5.50%	03/25/36		1,234,104	1,188,604
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,6]	5,000	400
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.82%	05/27/37	[2,3]	1,408,659	1,418,884
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.31%	02/25/47	[2]	817,983	734,361
BCAP LLC Trust, Series 2009-RR4,
Class 1A1
9.50%	06/26/37	[3]	780,538	820,135
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.78%	06/27/36	[2,3]	1,310,150	1,314,764
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.51%	11/27/37	[2,3]	2,168,714	2,100,296
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
1.45%	03/26/36	[2,3]	1,037,259	1,013,838
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
0.71%	01/25/35	[2]	904,530	880,291
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.56%	03/25/35	[2]	443,399	450,788
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,6,8,†	110	–
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.40%	06/25/36	[2]	2,150,000	1,909,972
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.65%	02/25/37	[2]	378,469	386,112
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		1,750,000	1,614,643
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
0.60%	05/25/35	[2]	1,100,000	1,040,403

See accompanying notes to Schedule of Portfolio Investments.

129 / Annual Report March 2014

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March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.30%	11/25/36	[2]	$812,015	$792,783
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.33%	03/25/37	[2]	2,500,000	2,439,869
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		666,014	729,001
Conseco Finance Securitizations Corp., Series 2002-1, Class A
6.68%	12/01/33	[2]	17,069	17,258
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[2]	2,505,062	2,748,208
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	878,409	967,793
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	917,664	990,947
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	335,783	364,094
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	715,324	763,445
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[2]	863,969	905,250
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[2]	427,811	456,878
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[2]	112,781	101,658
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.82%	02/25/37		1,726,511	1,270,389
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.82%	02/25/37		570,107	419,463
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
4.29%	03/25/37		1,369,348	854,300
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.26%	12/25/37	[2]	1,188,249	706,978
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2D
0.37%	01/25/38	[2]	3,403,416	2,097,059

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.25%	03/25/37	[2]	$1,206,571	$743,145
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
2.87%	04/19/36	[2]	991,055	880,908
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		24,343	24,345
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		3,194	3,194
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	708,011	773,287
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,041,300	1,126,182
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.33%	01/25/47	[2]	1,126,057	1,043,794
GSAMP Trust, Series 2005-HE5, Class M1
0.57%	11/25/35	[2]	1,285,000	1,220,825
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.65%	09/25/35	[2]	465,660	471,417
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
5.19%	05/25/47	[2]	1,327,845	1,218,020
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.35%	07/21/36	[2]	516,282	419,864
Home Equity Loan Trust, Series 2007-3, Class A4
1.66%	11/20/36	[2]	1,040,000	1,010,455
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	808,701	804,817
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		947,560	921,894
Impac CMB Trust, Series 2004-4, Class 1A2
0.77%	09/25/34	[2]	941,066	864,092
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
4.69%	12/25/35	[2]	1,056,457	971,730
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.34%	04/25/37	[2]	2,642,248	1,898,297
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		464,185	461,378

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 130

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Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		$195,407	$194,222
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		171,948	178,974
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[2]	414,452	439,118
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		53,215	54,035
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	526,849	525,384
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF6 (STEP)
4.78%	03/25/47		1,506,866	1,213,802
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		1,054,823	1,056,094
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		837,467	833,069
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	683,809	736,627
Lehman XS Trust, Series 2006-13, Class 1A2
0.32%	09/25/36	[2]	1,286,328	1,062,592
Lehman XS Trust, Series 2006-19, Class A2
0.32%	12/25/36	[2]	1,198,173	970,792
Lehman XS Trust, Series 2006-9, Class A1B
0.31%	05/25/46	[2]	1,284,409	1,041,678
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.43%	05/25/37	[2]	1,810,500	1,177,345
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.48%	04/25/37	[2]	1,696,107	277,234
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
1.31%	08/25/35	[2]	709,726	708,805
Mid-State Trust, Series 11, Class B
8.22%	07/15/38		14,874	15,272
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,075,834	1,298,411
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		744,054	813,544

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		$286,251	$308,023
Mid-State Trust, Series 6, Class A3
7.54%	07/01/35		442,881	477,281
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		36,087	38,925
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[2]	993,975	954,677
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	3,212,296	1,920,545
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.82%	05/15/28	[2]	817,133	893,965
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		3,902	3,907
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		408,842	417,799
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		90,894	91,730
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		865,174	928,482
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[2]	1,357,625	1,196,808
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[2]	792,080	802,787
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2A1B
5.64%	12/25/35	[2]	116,398	118,642
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[2]	761,076	801,443
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.17%	12/25/34	[2]	517,321	509,770
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.67%	01/25/36	[2]	637,719	635,489
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
2.91%	03/25/35	[2]	1,321,149	969,023
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.47%	01/25/36	[2]	1,100,000	1,053,518

See accompanying notes to Schedule of Portfolio Investments.

131 / Annual Report March 2014

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.39%	12/25/36	[2,3]	$2,304,747	$1,344,760
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.30%	09/25/37	[2]	811,917	459,159
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.40%	09/25/34	[2]	1,197,503	1,194,094
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
0.81%	05/25/35	[2]	1,200,000	1,155,220
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.25%	07/25/34	[2,3]	120,786	115,533
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	585	236
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[2]	277,733	275,246
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	466,204	488,246
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,164,191
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[2]	1,812,870	1,297,796
WaMu Mortgage Pass-Through Certificates, Series 2003-MS9, Class 1A
7.00%	04/25/33		1,278	1,318
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
0.44%	07/25/45	[2]	193,745	181,425
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.47%	03/25/37	[2]	1,500,000	933,786

				85,907,139

U.S. Agency Mortgage-Backed — 6.04%
Fannie Mae Pool 467225
3.63%	01/01/18		910,000	972,924
Fannie Mae Pool AB3866
3.50%	11/01/41		424,576	427,805
Fannie Mae Pool AD0660
4.53%	12/01/19		951,160	1,052,579
Fannie Mae Pool FN0003
4.30%	01/01/21		465,423	509,660

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-64, Class KS
9.44%	07/25/18	[2]	$304,033	$331,946
Fannie Mae, Series 1993-80, Class S
10.69%	05/25/23	[2]	6,566	7,323
Fannie Mae, Series 2000-45, Class SA (IO)
7.79%	12/18/30	[2]	1,150,262	202,994
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	1,182	1,279
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	16,131	18,736
Fannie Mae, Series 2005-92, Class US (IO)
5.95%	10/25/25	[2]	3,915,913	531,214
Fannie Mae, Series 2006-125, Class SM (IO)
7.05%	01/25/37	[2]	3,718,645	681,258
Fannie Mae, Series 2008-50, Class SA (IO)
5.90%	11/25/36	[2]	3,766,196	554,484
Fannie Mae, Series 2010-43, Class KS (IO)
6.27%	05/25/40	[2]	3,149,901	507,104
Freddie Mac Gold Pool E04113
2.50%	11/01/27		416,130	416,663
Freddie Mac REMICS, Series 2990, Class ND
16.50%	12/15/34	[2]	372,578	465,555
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,742
Freddie Mac, Series 1673, Class SD
13.51%	02/15/24	[2]	312,519	391,620
Freddie Mac, Series 1760, Class ZD
2.23%	02/15/24	[2]	671,682	680,585
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		22,408	2,202
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		40,280	466
Freddie Mac, Series 3242, Class SA (IO)
6.20%	11/15/36	[2]	11,964,003	1,815,631
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	40,227,524	160,222
Freddie Mac, Series 3260, Class AS (IO)
6.22%	01/15/37	[2]	10,299,366	1,344,209
Freddie Mac, Series 3289, Class SD (IO)
5.96%	03/15/37	[2]	2,044,423	245,591
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		1,665,000	1,637,683
Ginnie Mae, Series 2001-31, Class SJ
27.45%	02/20/31	[2]	39,476	68,942

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 132

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2004-8, Class SE
13.99%	11/26/23	[2]	$172,993	$212,317

				13,259,734

Total Mortgage-Backed
(Cost $99,658,394)				107,082,431

MUTUAL FUNDS — 0.63%
Blackrock Build America Bond Fund 0.01%[11]			54,616	1,105,428
Nuveen Build American Bond Fund 0.01%[11]			13,738	269,539

Total Mutual Funds
(Cost $1,278,686)				1,374,967

U.S. AGENCY SECURITIES — 0.48%
U.S. Agency Securities — 0.48%
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,080,000	1,049,122

Total U.S. Agency Securities
(Cost $1,078,568)

U.S. TREASURY SECURITIES — 2.77%
U.S. Treasury Notes — 2.77%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[12]	1,185,000	1,305,701
1.25%	04/15/14	[12]	430,000	476,259
2.00%	07/15/14	[12]	3,415,000	4,308,541

Total U.S. Treasury Securities
(Cost $6,055,638)				6,090,501

Total Bonds – 79.37%
(Cost $165,029,394)				174,349,722

Issues			Shares	Value
COMMON STOCK — 0.80%
Electric — 0.31%
Dynegy, Inc.[7]
			27,210	678,617

Real Estate Investment Trust (REIT) — 0.49%
American Capital Agency Corp.
			50,407	1,083,246

Total Common Stock
(Cost $1,630,397)				1,761,863

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 18.80%
Commercial Paper — 1.01%
Macquarie Bank Ltd. (Australia)
0.20%[13]	05/27/14	[3,4]	$2,215,000	$2,214,401

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.05%[11]			2,196,000	2,196,000
DWS Money Market Series
Institutional Funds
0.04%[11]			2,196,000	2,196,000

				4,392,000

U.S. Agency Discount Notes — 13.62%
Federal Home Loan Bank
0.05%[13]	04/23/14		9,800,000	9,799,701
0.05%[13]	05/19/14		5,000,000	4,999,667
0.06%[13]	06/04/14		2,340,000	2,339,916
0.08%[13]	06/06/14		5,363,000	5,362,802
0.08%[13]	06/13/14		2,240,000	2,239,908
0.08%[13]	05/14/14		1,180,000	1,179,958
0.08%[13]	07/11/14		2,325,000	2,324,803
0.09%[13]	05/07/14		1,675,000	1,674,950

				29,921,705

U.S. Treasury Bills — 2.17%
U.S. Treasury Bills
0.06%[13]	04/24/14	[14]	11,000	11,000
0.11%[13]	04/24/14		4,745,000	4,744,882

				4,755,882

Total Short-Term Investments
(Cost $41,282,210)				41,283,988

Total Investments – 98.97%
(Cost $207,942,001)[1]				217,395,573

Cash and Other Assets, Less
Liabilities – 1.03%				2,269,859

Net Assets – 100.00%				$219,665,432

Notes:

[1]	Cost for federal income tax purposes is $207,971,494 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,838,237
Gross unrealized depreciation	(10,414,158)

Net unrealized appreciation	$9,424,079

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

See accompanying notes to Schedule of Portfolio Investments.

133 / Annual Report March 2014

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2014

[5]	Private placements under procedures approved by the Fund’s Board of Trustees.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $29,457, which is 0.01% of total net assets.
[7]	Non-income producing security.
[8]	Worthless due to company bankruptcy filing.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
[11]	Represents the current yield as of March 31, 2014.
[12]	Inflation protected security. Principal amount reflects original security face amount.
[13]	Represents annualized yield at date of purchase.
[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $11,000.
†

Fair valued security. The aggregate value of fair valued securities is $4,267,152, which is 1.94% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 134

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
BONDS – 78.24%
ASSET-BACKED SECURITIES — 13.30%**
Access Group, Inc., Series 2005-2, Class A3
0.42%	11/22/24	[2]	$37,202	$36,913
Ally Auto Receivables Trust, Series 2012-5,
Class A3
0.62%	03/15/17		22,000	22,040
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19		20,000	22,203
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.52%	01/25/35	[2,3]	37,205	34,659
Brazos Higher Education Authority, Inc., Series 2004-I, Class A2
0.43%	06/27/22	[2]	3,620	3,615
Brazos Higher Education Authority, Inc., Series 2005-2, Class A10
0.35%	12/26/19	[2]	22,499	22,432
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.44%	02/25/35	[2]	15,000	15,472
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.24%	10/27/36	[2]	15,000	15,243
College Loan Corp. Trust, Series 2007-1, Class A3
0.34%	04/25/29	[2]	20,000	18,599
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.44%	09/28/26	[2]	13,142	13,087
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.89%	04/25/35	[2]	10,000	9,977
Educational Funding of the South, Inc., Series 2012-1, Class A
1.20%	03/25/36	[2]	13,123	13,361
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.30%	05/25/23	[2,3]	23,194	23,003
Goal Capital Funding Trust, Series 2006-1, Class A3
0.36%	11/25/26	[2]	20,779	20,592
Iowa Student Loan Liquidity Corp., Series 2011-1, Class A
1.48%	06/25/42	[2]	16,394	16,918
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.24%	11/27/18	[2]	5,853	5,843
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.72%	04/25/24	[2]	10,000	10,280
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.75%	10/27/36	[2,3]	25,699	25,806

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority, Series 2011-1, Class A3
1.14%	10/25/41	[2]	$15,000	$15,039
Northstar Education Finance, Inc.
0.99%	01/29/46	[2]	10,000	9,976
Scholar Funding Trust, Series 2011-A, Class A
1.14%	10/28/43	[2,3]	9,894	9,939
SLC Student Loan Trust, Series 2006-2, Class A5
0.33%	09/15/26	[2]	15,000	14,713
SLM Student Loan Trust, Series 2003-12, Class A5
0.51%	09/15/22	[2,3]	15,810	15,815
SLM Student Loan Trust, Series 2004-5A, Class A5
0.84%	10/25/23	[2,3]	15,000	15,089
SLM Student Loan Trust, Series 2004-7, Class A5
0.41%	01/27/20	[2]	15,789	15,723
SLM Student Loan Trust, Series 2005-10, Class A4
0.35%	10/25/19	[2]	12,062	12,046
SLM Student Loan Trust, Series 2005-2, Class A5
0.33%	04/27/20	[2]	13,688	13,649
SLM Student Loan Trust, Series 2006-2, Class A4
0.33%	10/25/22	[2]	18,078	18,063
SLM Student Loan Trust, Series 2006-4, Class A4
0.32%	04/25/23	[2]	1,675	1,675
SLM Student Loan Trust, Series 2007-7, Class A3
0.48%	04/25/17	[2]	15,000	14,974
SLM Student Loan Trust, Series 2008-5, Class A4
1.94%	07/25/23	[2]	15,000	15,769
SLM Student Loan Trust, Series 2008-6, Class A3
0.99%	01/25/19	[2]	15,000	15,142
SLM Student Loan Trust, Series 2008-8, Class A4
1.74%	04/25/23	[2]	15,000	15,619
SLM Student Loan Trust, Series 2008-9, Class A
1.74%	04/25/23	[2]	16,658	17,203
SLM Student Loan Trust, Series 2010-1, Class A
0.55%	03/25/25	[2]	18,340	18,383
SLM Student Loan Trust, Series 2012-1, Class A2
0.60%	11/25/20	[2]	19,182	19,212

See accompanying notes to Schedule of Portfolio Investments.

135 / Annual Report March 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-2, Class A
0.85%	01/25/29	[2]	$34,334	$34,501
SLM Student Loan Trust, Series 2013-3, Class A2
0.45%	05/26/20	[2]	20,000	20,025
SLM Student Loan Trust, Series 2013-4, Class A
0.70%	06/25/27	[2]	18,892	18,858
SLM Student Loan Trust, Series 2013-6, Class A2
0.65%	02/25/21	[2]	15,000	15,072
SLM Student Loan Trust, Series 2014-1, Class A3
0.75%	02/26/29	[2]	20,000	20,034
South Carolina Student Loan Corp., Series A1
0.34%	12/03/18	[2]	1,595	1,595
South Carolina Student Loan Corp., Series A2
0.36%	12/01/20	[2]	10,000	9,867

Total Asset-Backed Securities (Cost $702,023)				708,024

CORPORATES — 19.73%*
Banking — 0.47%
Credit Suisse/New York (YCD) (Switzerland)
0.56%	08/24/15	[2,4]	25,000	25,002

Communications — 2.13%
AT&T, Inc.
2.50%	08/15/15		30,000	30,756
Qwest Corp.
7.50%	10/01/14		30,000	31,125
Verizon Communications, Inc.
1.76%	09/15/16	[2]	50,000	51,488

				113,369

Electric — 1.43%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		35,000	35,267
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	17,727
W3A Funding Corp.
8.09%	01/02/17		23,230	23,206

				76,200

Energy — 1.17%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	60,000	62,504

Finance — 8.36%
Chase Capital II, Series B
0.74%	02/01/27	[2]	100,000	84,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
1.94%	05/15/18	[2]	$102,000	$105,885
General Electric Capital Corp. (MTN)
0.62%	05/05/26	[2]	30,000	27,281
0.72%	08/15/36	[2]	75,000	62,325
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	35,000	35,765
Prudential Holdings LLC (AGM)
1.11%	12/18/17	[2,3]	85,714	85,017
Woodbourne Capital Trust I
2.66%	04/29/49	[2,3,5]	80,000	44,000

				444,773

Health Care — 0.47%
Providence Health & Services Obligated Group
1.20%	10/01/17	[2]	25,000	24,957

Industrials — 0.67%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	35,000	35,540

Real Estate Investment Trust (REIT) — 3.31%
Brandywine Operating Partnership LP
7.50%	05/15/15		30,000	32,133
HCP, Inc.
6.00%	01/30/17		30,000	33,770
Mack-Cali Realty LP
2.50%	12/15/17		25,000	25,174
Nationwide Health Properties, Inc.
6.00%	05/20/15		30,000	31,782
Realty Income Corp.
5.50%	11/15/15		25,000	26,814
UDR, Inc. (MTN)
5.25%	01/15/16		25,000	26,618

				176,291

Transportation — 1.72%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		84,929	91,723

Total Corporates (Cost $1,033,797)				1,050,359

MORTGAGE-BACKED — 43.78%**
Commercial Mortgage-Backed — 6.45%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		27,565	27,746

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 136

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3
5.47%	06/11/41	[2]	$7,232	$7,238
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.58%	04/12/38	[2]	29,717	31,921
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	32,879	34,365
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-C1, Class A4
5.01%	02/15/38	[2]	31,025	31,729
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-C3, Class A3
4.64%	07/15/37		16,748	16,768
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AAB
5.31%	12/15/39		2,798	2,822
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A
4.68%	07/15/42		11,943	12,083
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LPD4, Class A4
4.92%	10/15/42	[2]	23,675	24,777
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
5.82%	06/15/49	[2]	46,410	49,435
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	21,867	23,312
Merrill Lynch Mortgage Investors, Inc., Series 2005-CIP1, Class A2
4.96%	07/12/38		6,471	6,467
Merrill Lynch Mortgage Investors, Inc., Series 2005-MCP1, Class ASB
4.67%	06/12/43	[2]	4,423	4,429
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		21,240	21,508
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	46,473	48,578

				343,178

Non-Agency Mortgage-Backed — 25.24%
Argent Securities, Inc., Series 2005-W2, Class A2B1
0.35%	10/25/35	[2]	16,599	16,566

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.66%	07/25/35	[2]	$27,555	$27,269
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		36,241	39,178
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		35,422	36,514
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
2.98%	02/25/33	[2]	5,699	5,709
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.82%	05/27/37	[2,3]	37,925	38,201
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1
0.60%	09/25/35	[2]	24,765	24,703
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		30,549	30,732
Commercial Mortgage Trust, Series 2005-GG5, Class AAB
5.19%	04/10/37	[2]	20,974	21,261
Conseco Finance Securitizations Corp., Series 2000-E, Class M1
8.13%	08/15/31	[2]	4,975	5,002
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		21,283	22,265
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.23%	08/25/35	[2]	57,599	40,854
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.45%	05/25/35	[2]	42,610	36,888
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	4,082	4,108
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.17%	11/25/33	[2]	30,645	29,017
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A
0.98%	09/19/44	[2]	38,011	36,287
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.53%	07/19/44	[2]	10,726	10,318

See accompanying notes to Schedule of Portfolio Investments.

137 / Annual Report March 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.45%	10/19/45	[2]	$42,180	$36,672
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.36%	10/19/36	[2]	41,870	36,458
Fremont Home Loan Trust, Series 2005-2, Class M1
0.61%	06/25/35	[2]	9,960	9,968
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		13,994	13,994
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		46,294	46,489
GSAMP Trust, Series 2005-HE4, Class M1
0.60%	07/25/45	[2]	26,948	26,761
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.74%	07/19/35	[2]	33,764	31,264
Home Equity Loan Trust, Series 2006-1, Class A1
0.32%	01/20/36	[2]	12,892	12,690
Home Equity Loan Trust, Series 2006-2, Class A1
0.31%	03/20/36	[2]	47,462	46,606
Home Equity Loan Trust, Series 2007-3, Class APT
1.36%	11/20/36	[2]	24,933	24,813
Household Home Equity Loan Trust, Series 2005-3, Class A1
0.42%	01/20/35	[2]	26,317	26,227
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.01%	08/25/34	[2]	19,202	16,936
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
0.33%	02/25/37	[2]	36,992	35,806
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
0.60%	06/25/35	[2]	28,997	28,812
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4
4.95%	09/15/30		17,318	17,976
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.45%	11/25/35	[2]	43,148	37,877
Lehman XS Trust, Series 2006-2N, Class 1A1
0.41%	02/25/46	[2]	53,096	39,745

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust, Series 2005-HE1, Class M2
0.83%	05/25/35	[2]	$21,170	$21,159
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.78%	03/25/35	[2]	31,024	30,745
Morgan Stanley Capital, Inc., Series 2005-HE6, Class A2C
0.47%	11/25/35	[2]	25,448	24,854
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.58%	06/25/35	[2]	30,000	29,593
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.64%	07/25/35	[2]	40,000	37,951
New Century Home Equity Loan Trust, Series 2005-4, Class A2B
0.42%	09/25/35	[2]	737	738
Park Place Securities, Inc., Series 2004-MCW1, Class M1
1.09%	10/25/34	[2]	28,519	28,413
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B
0.42%	05/25/35	[2]	28,443	28,323
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		26,042	26,211
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		7,996	7,996
Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2
0.35%	02/25/36	[2]	12,274	12,202
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.40%	01/25/36	[2]	6,348	6,324
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.51%	11/25/35	[2]	21,244	21,216
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	7,448,378	109,090
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.53%	06/25/42	[2]	9,934	9,397
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[2]	37,736	35,478

				1,343,656

U.S. Agency Mortgage-Backed — 12.09%
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	67,174	69,040

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 138

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 802665
2.11%	12/01/34	[2]	$3,928	$3,972
Fannie Mae Pool AL0851
6.00%	10/01/40		17,226	19,206
Fannie Mae REMICS, Series 2003-11, Class FA
1.15%	09/25/32	[2]	24,186	24,876
Fannie Mae Whole Loan, Series 2003-W6, Class F
0.50%	09/25/42	[2]	87,568	86,780
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	124,122	21,670
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		21,389	21,900
Fannie Mae, Series 2008-47, Class PF
0.65%	06/25/38	[2]	22,165	22,313
Fannie Mae, Series 2010-109, Class PF
0.55%	10/25/40	[2]	24,070	24,197
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		1,620	1,840
Freddie Mac REMICS, Series 2581, Class F
0.60%	12/15/32	[2]	10,824	10,839
Freddie Mac REMICS, Series 2684, Class F
1.06%	01/15/33	[2]	26,052	26,591
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		59,798	64,347
Freddie Mac Strips, Series 263, Class F5
0.66%	06/15/42	[2]	50,708	50,867
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		39,024	40,706
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		6,513	6,968
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.61%	10/07/20	[2]	58,412	58,762
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.72%	12/08/20	[2]	51,652	52,115
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.54%	04/06/20	[2]	36,854	36,928

				643,917

Total Mortgage-Backed
(Cost $2,292,675)				2,330,751

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.96%*
California — 0.96%
State of California, Taxable, Various Purpose
4.85%	10/01/14		$50,000	$51,141

Total Municipal Bonds
(Cost $50,237)

U.S. AGENCY SECURITIES — 0.47%
Federal Farm Credit Bank
0.18%	09/14/16	[2]	25,000	25,008

Total U.S. Agency Securities (Cost $24,994)

Total Bonds – 78.24% (Cost $4,103,726)				4,165,283

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 16.79%
Money Market Funds — 1.84%
Dreyfus Cash Advantage Fund
0.05%[6]			50,000	50,000
DWS Money Market Series Institutional Funds
0.04%[6]			48,000	48,000

				98,000

U.S. Agency Discount Notes — 13.43%
Fannie Mae
0.07%[7]	05/02/14		70,000	69,999
Federal Home Loan Bank
0.05%[7]	04/30/14		110,000	109,999
0.06%[7]	04/09/14		180,000	179,999
0.06%[7]	06/04/14		150,000	149,995
Freddie Mac
0.06%[7]	04/28/14		40,000	39,998
0.06%[7]	05/05/14		30,000	29,999
0.08%[7]	07/08/14		110,000	109,991
0.12%[7]	05/13/14		25,000	24,999

				714,979

U.S. Treasury Bills — 1.52%
U.S. Treasury Bills
0.06%[7]	04/24/14	[8]	81,000	80,997

Total Short-Term Investments
(Cost $893,934)				893,976

See accompanying notes to Schedule of Portfolio Investments.

139 / Annual Report March 2014

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2014

Value
Total Investments – 95.03%
(Cost $4,997,660)[1]	$5,059,259

Cash and Other Assets, Less
Liabilities – 4.97%	264,474

Net Assets – 100.00%	$5,323,733

Contracts	Unrealized (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
15	S&P 500 E Mini Index, Expiration June 2014	$(3,877)

	Net unrealized (depreciation)	$(3,877)

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN

The Fund pays a floating rate based on 1-month USD LIBOR plus 35 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.

04/03/14	$3,783	$31,807	$31,807

	$3,783	$31,807	$31,807

Notes:

[1]	Cost for federal income tax purposes is $4,997,660 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,328,325
Gross unrealized depreciation	(1,266,726)

Net unrealized appreciation	$61,599

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2014.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $153,090, which is 2.88% of total net assets.
[6]	Represents the current yield as of March 31, 2014.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $80,997.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.))

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2014 / 140

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2014

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investments, at value (Cost $191,892,910, $3,591,507,756, $502,820,975, $29,690,174,265, $2,157,397,135, $707,275,986, $111,205,717, $207,942,001, and $4,997,660, respectively) (Note 2)	$192,877,709	$3,626,810,790
Cash and cash equivalents (Note 2)	1,427,712	1,565,238
Cash on deposit with brokers for collateral on swaps (Note 3)	–	–
Premiums paid for swap contracts	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $633,$0, $0, and $0, respectively) (Note 2)	–	–
Unrealized appreciation on swap contracts	–	106,848
Dividends and interest receivable	390,129	10,900,701
Due from Adviser (Note 6)	42,719	–
Receivable for securities sold	248,636	994,164
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $57,024, $0, $0, $108,345, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	3,165,796	8,025,630
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Receivable for daily variation margin on interest rate swaps (Note 3)	–	–
Other assets	14,258	93,172

Total assets	198,166,959	3,648,496,543

Liabilities:
Unrealized depreciation on swap contracts	–	–
Premiums received for swap contracts	–	115,920
Written swaption contracts, at value (Premiums received $0, $540,000, $0, $14,322,141, $0, $0, $0, $0, and $0, respectively) (Note 3)	–	504,911
Payable for securities purchased	–	19,986,960
Payable for capital stock redeemed	271,721	7,979,330
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	177	3,193
Distributions payable	15,347	271,747
Administrative fees payable	24,279	89,745
Advisory fees payable (Note 6)	41,607	898,867
Audit fees payable	39,605	54,724
Transfer agent fees payable	33,824	673,482
Accrued trustees fees and expenses	1,094	19,462
Accrued distribution (12b-1) and service fees payable	13,221	307,446
Accrued other expenses	14,525	334,012

Total liabilities	455,400	31,239,799

Net assets	$197,711,559	$3,617,256,744

Class M Shares:
Net assets (Applicable to 22,570,620, 217,742,881, 13,747,737, 991,398,572, 127,558,737, 25,774,571, 516,522, 8,822,680, and 821,625, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$97,089,676	$1,918,474,015

Net asset value, offering and redemption price per Class M share	$4.30	$8.81

Class I Shares:
Net assets (Applicable to 23,363,249, 192,340,693, 33,860,829, 1,500,776,593, 87,767,382, 34,812,893, 11,226,948, 17,673,869, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$100,621,883	$1,695,159,602

Net asset value, offering and redemption price per Class I share	$4.31	$8.81

Administrative Class:
Net assets (Applicable to 0, 318,346, 0, 3,690,553, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$3,623,127

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.38

Plan Class:
Net assets (Applicable to 0, 0, 0, 53,170,708, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$245,291,963	$3,797,801,731
Undistributed (distributions in excess of) net investment income	(1,646)	18,804
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and swaptions	(48,563,559)	(216,008,763)
Net unrealized appreciation on investments	984,801	35,303,035
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts, foreign currency exchange contracts and swaptions	–	141,937

Net assets	$197,711,559	$3,617,256,744

See accompanying notes to financial statements.

141 / Annual Report March 2014

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2014

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$514,390,625	$30,590,839,429	$2,197,245,447	$718,333,318	$112,546,435	$217,395,573	$5,059,259
4,113,167	984,693	437,840	1,475,957	2,399,818	3,815,567	176,291
–	6,947,590	–	–	–	–	–
–	1,241,854	1,691,825	–	–	–	–
–	–	–	631	–	–	–
132,929	64,388,165	6,088	80,815	–	–	31,807
1,669,876	123,556,795	33,461,903	3,105,805	322,558	748,695	14,858
53,307	–	324,480	111,556	32,629	–	12,111
8,963,026	239,180,770	28,804,616	–	10,173,142	–	9,937

–	–	453	–	–	861	–
2,354,040	87,793,135	6,328,305	2,448,445	100	671,230	54,562
–	782,000	–	30,375	–	–	11,865
–	4,160,587	–	–	–	–	–
24,972	338,458	33,587	36,689	33,565	19,567	13,236

531,701,942	31,120,213,476	2,268,334,544	725,623,591	125,508,247	222,651,493	5,383,926

–	38,035,279	419,250	–	–	–	–
13,685	735,540	–	30,361	–	–	–

–	10,938,590	–	–	–	–	–
29,590,352	3,811,465,886	24,584,096	5,007,063	4,608,650	2,231,213	–
967,695	49,423,870	7,051,360	1,189,295	7,255	125,969	88
–	748,187	–	9,187	–	–	915
444	24,304	2,021	643	113	214	–
16,145	6,618,876	768,475	58,920	4,496	122,605	83
33,585	465,846	56,942	46,550	30,129	30,129	13,000
145,859	7,984,709	947,810	392,145	58,136	379,894	3,101
45,162	155,145	45,209	8,043	2,917	40,438	37,136
49,883	4,682,350	420,706	84,059	4,066	23,807	1,590
2,688	151,951	13,100	3,813	765	1,415	36
25,189	1,885,152	281,636	63,944	1,086	15,093	–
47,089	1,753,016	177,943	101,191	30,807	15,284	4,244

30,937,776	3,935,068,701	34,768,548	6,995,214	4,748,420	2,986,061	60,193

$500,764,166	$27,185,144,775	$2,233,565,996	$718,628,377	$120,759,827	$219,665,432	$5,323,733

$144,634,807	$10,587,361,758	$1,323,297,996	$305,871,644	$5,311,368	$73,180,141	$5,323,733

$10.52	$10.68	$10.37	$11.87	$10.28	$8.29	$6.48

$356,129,359	$16,023,117,646	$910,268,000	$412,756,733	$115,448,459	$146,485,291	N/A

$10.52	$10.68	$10.37	$11.86	$10.28	$8.29	N/A

N/A	$39,429,604	N/A	N/A	N/A	N/A	N/A

N/A	$10.68	N/A	N/A	N/A	N/A	N/A

N/A	$535,235,767	N/A	N/A	N/A	N/A	N/A

N/A	$10.07	N/A	N/A	N/A	N/A	N/A

$488,811,742	$26,414,086,699	$2,192,245,755	$708,124,568	$118,539,065	$328,664,491	$97,804,875
36,477	(3,607,672)	3,043,937	202,847	2,038	(153,908)	14,038

213,372	(156,472,124)	(1,102,275)	(1,076,723)	878,007	(118,191,237)	(92,584,708)
11,569,646	898,521,287	39,791,741	11,057,335	1,340,717	9,346,086	61,598

132,929	32,616,585	(413,162)	320,350	–	–	27,930

$500,764,166	$27,185,144,775	$2,233,565,996	$718,628,377	$120,759,827	$219,665,432	$5,323,733

See accompanying notes to financial statements.

Annual Report March 2014 / 142

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2014

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$2,454,685	$61,546,324
Dividends	2,093	32,240

Total investment income	2,456,778	61,578,564

Expenses:
Investment advisory fees (Note 6)	430,429	8,555,233
Administration fees	117,414	426,461
Commitment fee	1,553	26,344
Custodian fees	25,138	115,493
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	143,527	3,005,940
Administrative Class	–	5,962
Insurance expense	3,388	55,882
Miscellaneous expenses	2,418	23,196
Professional fees	39,065	79,127
Registration and filing fees	43,091	310,702
Reports to shareholders	13,258	202,363
Transfer agent fees	70,839	764,750
Trustees’ fees and expenses	2,480	41,579

Repayment of reimbursed expenses (Note 6)	–	–

Total operating expenses	892,600	13,613,032
Expenses waived and reimbursed (Note 6)	(163,689)	–

Net expenses	728,911	13,613,032

Net investment income	1,727,867	47,965,532

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Swap Contracts and Swaptions:
Net realized gain/(loss) on:
Investments	(1,542,991)	(1,951,189)
Futures contracts	–	–
Foreign currency exchange contracts	–	(166,138)
Swap contracts	–	–
Swaptions	–	–
Net change in unrealized appreciation/(depreciation) on:
Investments	1,374,575	1,734,177
Futures contracts	–	–
Foreign currency exchange contracts	–	365,283
Swap contracts	–	17,136
Swaptions	–	35,089

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and swaptions	(168,416)	34,358

Net Increase in Net Assets from Operations	$1,559,451	$47,999,890

See accompanying notes to financial statements.

143 / Annual Report March 2014

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2014

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$11,148,371	$839,419,135	$133,229,541	$16,209,614	$3,016,458	$11,453,234	$144,855
5,053	245,982	576,698	470,483	1,222	222,152	74

11,153,424	839,665,117	133,806,239	16,680,097	3,017,680	11,675,386	144,929

1,368,170	88,835,942	11,151,937	3,140,534	415,407	4,291,005	32,386
158,377	2,624,366	328,601	197,153	64,368	141,181	63,712
3,571	224,938	19,899	4,561	767	2,101	20
35,296	796,996	77,947	55,046	14,298	23,187	11,717

237,811	22,088,914	3,302,582	521,346	4,605	128,068	–
–	98,660	–	–	–	–	–
7,511	488,178	43,079	7,485	1,338	4,591	126
3,780	179,399	17,790	4,837	2,310	2,737	765
45,653	317,211	56,450	49,006	31,784	43,790	35,751
79,916	981,923	86,723	145,288	37,168	43,723	20,764
23,780	2,109,020	237,926	45,373	16,387	15,917	1,415
92,149	5,625,075	574,511	135,215	28,293	60,463	18,376
5,641	357,181	30,768	7,372	1,256	3,290	87

–	14,775	–	–	–	–	–

2,061,655	124,742,578	15,928,213	4,313,216	617,981	4,760,053	185,119
(103,858)	–	(358,500)	(189,031)	(123,362)	–	(129,255)

1,957,797	124,742,578	15,569,713	4,124,185	494,619	4,760,053	55,864

9,195,627	714,922,539	118,236,526	12,555,912	2,523,061	6,915,333	89,065

295,042	(147,544,051)	45,433,949	(3,392,633)	1,051,032	2,993,863	1,328
(78,382)	(9,398,226)	209,301	2,133,913	–	(6,255)	300,557
10,561	(3,798,568)	–	(269,577)	–	–	–
–	1,305,323	(101,091)	39,536	–	7,522	954,388
–	11,738,564	–	–	–	–	–

(4,515,539)	(309,562,568)	(32,450,239)	7,457,188	1,340,717	(3,717,297)	8,829
–	(4,731,697)	287,564	431,974	–	–	(26,648)
164,366	11,240,162	–	1,102	–	–	–
88,277	8,811,440	(413,162)	9,201	–	(259)	(121,393)
–	5,527,426	–	–	–	–	–

(4,035,675)	(436,412,195)	12,966,322	6,410,704	2,391,749	(722,426)	1,117,061

$5,159,952	$278,510,344	$131,202,848	$18,966,616	$4,914,810	$6,192,907	$1,206,126

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2014 / 144

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Operations:
Net investment income	$1,727,867	$1,828,753
Net realized gain/(loss) on investments	(1,542,991)	(2,220,881)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	–	117,409
Net change in unrealized appreciation/(depreciation) on investments	1,374,575	4,750,188
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	–	136,759

Net increase in net assets resulting from operations	1,559,451	4,612,228

Distributions to Shareholders from:
Net investment income:
Class M	(824,845)	(682,178)
Class I	(903,797)	(1,197,567)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,728,642)	(1,879,745)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	120,075,527	36,086,581
Shares issued in reinvestment of distributions	790,716	670,600
Cost of shares redeemed	(80,726,799)	(18,094,738)

Total Class M capital share transactions	40,139,444	18,662,443

Class I:
Proceeds from sale of shares	66,499,419	23,980,077
Shares issued in reinvestment of distributions	834,149	1,176,329
Cost of shares redeemed	(34,516,152)	(33,995,015)

Total Class I capital share transactions	32,817,416	(8,838,609)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase in net assets resulting from capital share transactions	72,956,860	9,823,834

Net increase in net assets	72,787,669	12,556,317
Net assets at beginning of year	124,923,890	112,367,573

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(1,646), $272, $18,804, $244,177, $36,477, $76,841, $(3,607,672) and $2,615,146, respectively)	$197,711,559	$124,923,890

See accompanying notes to financial statements.

145 / Annual Report March 2014

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

$ 47,965,532	$49,209,607	$9,195,627	$10,206,569	$714,922,539	$768,268,255
(1,951,189)	(25,663,514)	295,042	5,483,900	(147,544,051)	504,624,705
(166,138)	1,603,451	(67,821)	(608,829)	(152,907)	11,854,422
1,734,177	69,736,688	(4,515,539)	5,603,297	(309,562,568)	684,528,854
417,508	(236,867)	252,643	671,866	20,847,331	21,251,399

47,999,890	94,649,365	5,159,952	21,356,803	278,510,344	1,990,527,635

(25,316,538)	(33,072,975)	(2,558,690)	(3,193,207)	(283,204,996)	(326,080,037)
(22,506,608)	(16,522,638)	(6,687,815)	(6,953,325)	(414,352,138)	(470,022,358)
(18,700)	(31,658)	–	–	(584,194)	(355,273)
–	–	–	–	(12,755,576)	(8,622,203)

–	–	(131,283)	(1,742,734)	(61,248,817)	(199,366,308)
–	–	(366,869)	(3,659,575)	(88,914,421)	(266,194,236)
–	–	–	–	(131,110)	(248,839)
–	–	–	–	(3,121,602)	(6,506,906)

(47,841,846)	(49,627,271)	(9,744,657)	(15,548,841)	(864,312,854)	(1,277,396,160)

1,646,701,458	652,002,198	99,439,667	51,474,112	3,409,254,052	4,046,440,258
24,660,137	32,734,827	2,439,103	3,754,386	330,256,185	501,637,084
(893,464,320)	(789,297,216)	(71,396,174)	(31,538,365)	(3,703,154,922)	(2,193,909,525)

777,897,275	(104,560,191)	30,482,596	23,690,133	36,355,315	2,354,167,817

1,574,715,222	431,361,540	246,123,151	67,075,800	7,955,958,968	5,768,520,952
19,564,759	14,093,892	6,847,703	9,028,943	421,587,192	616,386,209
(641,062,942)	(222,345,043)	(91,399,335)	(75,777,998)	(5,725,661,389)	(4,378,454,039)

953,217,039	223,110,389	161,571,519	326,745	2,651,884,771	2,006,453,122

3,749,400	1,009,197	–	–	42,207,862	9,334,604
18,086	25,861	–	–	690,475	583,252
(260,677)	(2,574,002)	–	–	(18,870,570)	(1,490,463)

3,506,809	(1,538,944)	–	–	24,027,767	8,427,393

–	–	–	–	318,087,806	244,198,364
–	–	–	–	15,552,343	15,145,548
–	–	–	–	(139,266,577)	(35,088,267)

–	–	–	–	194,373,572	224,255,645

1,734,621,123	117,011,254	192,054,115	24,016,878	2,906,641,425	4,593,303,977

1,734,779,167	162,033,348	187,469,410	29,824,840	2,320,838,915	5,306,435,452
1,882,477,577	1,720,444,229	313,294,756	283,469,916	24,864,305,860	19,557,870,408

$3,617,256,744	$1,882,477,577	$500,764,166	$313,294,756	$27,185,144,775	$24,864,305,860

See accompanying notes to financial statements.

Annual Report March 2014 / 146

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Operations:
Net investment income	$118,236,526	$148,276,282
Net realized gain/(loss) on investments	45,433,949	34,713,157
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	108,210	11,045,322
Net change in unrealized appreciation/(depreciation) on investments	(32,450,239)	92,424,634
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	(125,598)	(9,857,497)

Net increase in net assets resulting from operations	131,202,848	276,601,898

Distributions to Shareholders from:
Net investment income:
Class M	(67,546,331)	(81,823,827)
Class I	(48,737,776)	(74,811,164)
Net realized gains:
Class M	(36,715,212)	(6,182,089)
Class I	(25,198,557)	(5,358,464)

Net decrease in net assets resulting from distributions	(178,197,876)	(168,175,544)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	645,480,763	615,127,925
Shares issued in reinvestment of distributions	98,746,102	81,492,543
Cost of shares redeemed	(728,468,955)	(646,643,076)

Total Class M capital share transactions	15,757,910	49,977,392

Class I:
Proceeds from sale of shares	520,550,696	548,085,889
Shares issued in reinvestment of distributions	63,860,627	58,602,050
Cost of shares redeemed	(652,599,365)	(722,468,790)

Total Class I capital share transactions	(68,188,042)	(115,780,851)

Net increase/(decrease) in net assets resulting from capital share transactions	(52,430,132)	(65,803,459)

Net increase/(decrease) in net assets	(99,425,160)	42,622,895
Net assets at beginning of year	2,332,991,156	2,290,368,261

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $3,043,937, $(2,010,600), $202,847, $41,944, $2,038, $(153,908), $(57,990), $14,038 and $3,780, respectively)	$2,233,565,996	$2,332,991,156

See accompanying notes to financial statements.

147 / Annual Report March 2014

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

$12,555,912	$2,297,616	$2,523,061	$6,915,333	$9,947,679	$89,065	$86,442
(3,392,633)	1,382,191	1,051,032	2,993,863	(6,393,913)	1,328	55,503

1,903,872	(63,361)	–	1,267	(22,687)	1,254,945	790,729
7,457,188	2,324,507	1,340,717	(3,717,297)	18,416,060	8,829	78,726
442,277	(164,793)	–	(259)	(673)	(148,041)	41,400

18,966,616	5,776,160	4,914,810	6,192,907	21,946,466	1,206,126	1,052,800

(4,977,622)	(1,460,705)	(62,760)	(1,304,424)	(1,329,169)	(78,817)	(80,166)
(7,195,987)	(845,079)	(2,458,520)	(5,475,280)	(8,608,589)	–	–

(209,000)	(492,793)	(4,311)	–	–	–	–
(303,223)	(251,924)	(168,714)	–	–	–	–

(12,685,832)	(3,050,501)	(2,694,305)	(6,779,704)	(9,937,758)	(78,817)	(80,166)

300,272,058	107,020,530	6,376,328	64,144,763	24,337,978	2,543,542	2,808,081
4,798,867	1,868,770	53,142	1,259,286	1,303,129	73,222	74,123
(101,740,469)	(20,686,661)	(1,155,393)	(29,123,412)	(11,437,094)	(4,576,504)	(2,839,053)

203,330,456	88,202,639	5,274,077	36,280,637	14,204,013	(1,959,740)	43,151

372,678,874	82,546,495	136,778,678	47,546,750	21,378,281	–	–
7,167,625	912,630	2,623,018	1,454,188	1,631,004	–	–
(58,809,431)	(4,077,822)	(26,136,451)	(80,602,658)	(17,477,792)	–	–

321,037,068	79,381,303	113,265,245	(31,601,720)	5,531,493	–	–

524,367,524	167,583,942	118,539,322	4,678,917	19,735,506	(1,959,740)	43,151

530,648,308	170,309,601	120,759,827	4,092,120	31,744,214	(832,431)	1,015,785
187,980,069	17,670,468	–	215,573,312	183,829,098	6,156,164	5,140,379

$718,628,377	$187,980,069	$120,759,827	$219,665,432	$215,573,312	$5,323,733	$6,156,164

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2014 / 148

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$4.31	$4.20	$4.24	$4.04	$3.53

Income from Investment Operations:
Net investment income[1]	0.04	0.06	0.08	0.11	0.20
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.01)	0.12	(0.04)	0.21	0.51

Total Income from Investment Operations	0.03	0.18	0.04	0.32	0.71

Less Distributions:
From net investment income	(0.04)	(0.07)	(0.08)	(0.12)	(0.20)

Total Distributions	(0.04)	(0.07)	(0.08)	(0.12)	(0.20)

Net Asset Value, End of Year	$4.30	$4.31	$4.20	$4.24	$4.04

Total Return	0.74%	4.26%	1.00%	8.01%	20.74%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$97,090	$56,977	$37,261	$42,174	$22,020
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.60%	0.64%	0.68%	0.65%	0.95%
After expense waivers and reimbursements	0.50%	0.50%	0.51%	0.50%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.92%	1.50%	1.90%	2.57%	5.24%
Portfolio Turnover Rate	31%	43%	29%	42%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

See accompanying notes to financial statements.

149 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$4.32	$4.21	$4.25	$4.04	$3.53

Income from Investment Operations:
Net investment income[1]	0.05	0.07	0.09	0.12	0.19
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.01)	0.11	(0.04)	0.22	0.53

Total Income from Investment Operations	0.04	0.18	0.05	0.34	0.72

Less Distributions:
From net investment income	(0.05)	(0.07)	(0.09)	(0.13)	(0.21)

Total Distributions	(0.05)	(0.07)	(0.09)	(0.13)	(0.21)

Net Asset Value, End of Year	$4.31	$4.32	$4.21	$4.25	$4.04

Total Return	0.90%	4.42%	1.17%	8.43%	20.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$100,622	$67,947	$75,106	$71,173	$79,830
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.43%	0.48%	0.52%	0.49%	0.79%
After expense waivers and reimbursements	0.34%	0.34%	0.35%	0.34%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.09%	1.70%	2.03%	2.83%	4.93%
Portfolio Turnover Rate	31%	43%	29%	42%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

See accompanying notes to financial statements.

Annual Report March 2014 / 150

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$8.83	$8.60	$8.65	$8.21	$7.08

Income from Investment Operations:
Net investment income[1]	0.14	0.25	0.26	0.26	0.33
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.01)	0.23	(0.05)	0.44	1.15

Total Income from Investment Operations	0.13	0.48	0.21	0.70	1.48

Less Distributions:
From net investment income	(0.15)	(0.25)	(0.26)	(0.26)	(0.35)

Total Distributions	(0.15)	(0.25)	(0.26)	(0.26)	(0.35)

Net Asset Value, End of Year	$8.81	$8.83	$8.60	$8.65	$8.21

Total Return	1.45%	5.64%	2.53%	8.63%	21.45%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,918,474	$1,140,625	$1,214,668	$1,356,201	$1,032,666
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.57%	0.57%	0.59%	0.58%	0.71%
After expense waivers and reimbursements	0.57%	0.57%	0.59%	0.58%	0.69%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.60%	2.83%	3.06%	3.01%	4.32%
Portfolio Turnover Rate	31%	60%	60%	87%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.58%.

See accompanying notes to financial statements.

151 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$8.83	$8.60	$8.66	$8.22	$7.08

Income from Investment Operations:
Net investment income[1]	0.16	0.26	0.28	0.27	0.35
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.02)	0.24	(0.06)	0.45	1.16

Total Income from Investment Operations	0.14	0.50	0.22	0.72	1.51

Less Distributions:
From net investment income	(0.16)	(0.27)	(0.28)	(0.28)	(0.37)

Total Distributions	(0.16)	(0.27)	(0.28)	(0.28)	(0.37)

Net Asset Value, End of Year	$8.81	$8.83	$8.60	$8.66	$8.22

Total Return	1.64%	5.84%	2.61%	8.82%	21.83%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,695,160	$741,747	$504,182	$573,395	$476,233
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.37%	0.38%	0.40%	0.39%	0.52%
After expense waivers and reimbursements	0.37%	0.38%	0.40%	0.39%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.78%	3.00%	3.24%	3.20%	4.52%
Portfolio Turnover Rate	31%	60%	60%	87%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.39%.

See accompanying notes to financial statements.

Annual Report March 2014 / 152

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$11.41	$11.11	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.14	0.32	0.31	0.31	0.15
Net realized and unrealized gain/(loss) on investments,futures contracts, foreign currency exchange contracts and swap contracts	–	0.28	(0.06)	0.57	0.64

Total Income from Investment Operations	0.14	0.60	0.25	0.88	0.79

Less Distributions:
From net investment income	(0.17)	(0.30)	(0.32)	(0.31)	(0.18)

Total Distributions	(0.17)	(0.30)	(0.32)	(0.31)	(0.18)

Net Asset Value, End of Period	$11.38	$11.41	$11.11	$11.18	$10.61

Total Return	1.21%	5.46%	2.28%	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,623	$ 105	$1,594	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.78%	0.77%	0.79%	0.78%	0.91%[4]
After expense waivers and reimbursements	0.78%	0.77%	0.79%	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.24%	2.85%	2.82%	2.78%	2.72%[4]
Portfolio Turnover Rate	31%	60%	60%	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[4]	Annualized.
*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

153 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.69	$10.47	$10.31	$10.17	$9.09

Income from Investment Operations:
Net investment income[1]	0.24	0.35	0.40	0.44	0.49
Net realized and unrealized gain/(loss) on investments, futures contracts,foreign currency exchange contracts and swap contracts	(0.16)	0.40	0.16	0.50	1.14

Total Income from Investment Operations	0.08	0.75	0.56	0.94	1.63

Less Distributions:
From net investment income	(0.24)	(0.35)	(0.40)	(0.44)	(0.49)
From net capital gains	(0.01)	(0.18)	–	(0.36)	(0.01)
From return of capital	–	–	–	–	(0.05)

Total Distributions	(0.25)	(0.53)	(0.40)	(0.80)	(0.55)

Net Asset Value, End of Year	$10.52	$10.69	$10.47	$10.31	$10.17

Total Return	0.80%	7.28%	5.56%	9.50%	18.32%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$144,635	$115,576	$89,990	$56,748	$44,805
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.69%	0.69%	0.72%	0.72%	0.81%
After expense waivers and reimbursements	0.65%	0.65%	0.66%	0.65%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.25%	3.24%	3.89%	4.24%	5.00%
Portfolio Turnover Rate	208%	119%	145%	192%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2014 / 154

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.69	$10.47	$10.30	$10.17	$9.09

Income from Investment Operations:
Net investment income[1]	0.25	0.37	0.43	0.46	0.51
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.15)	0.40	0.16	0.50	1.14

Total Income from Investment Operations	0.10	0.77	0.59	0.96	1.65

Less Distributions:
From net investment income	(0.26)	(0.37)	(0.42)	(0.47)	(0.51)
From net capital gains	(0.01)	(0.18)	–	(0.36)	(0.01)
From return of capital	–	–	–	–	(0.55)

Total Distributions	(0.27)	(0.55)	(0.42)	(0.83)	(0.57)

Net Asset Value, End of Year	$10.52	$10.69	$10.47	$10.30	$10.17

Total Return	1.02%	7.50%	5.89%	9.62%	18.57%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$356,129	$197,719	$193,480	$144,364	$162,363
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.46%	0.48%	0.51%	0.51%	0.60%
After expense waivers and reimbursements	0.44%	0.44%	0.45%	0.44%	0.49%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.39%	3.46%	4.11%	4.45%	5.25%
Portfolio Turnover Rate	208%	119%	145%	192%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

155 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.92	$10.54	$10.41	$10.16	$8.89

Income from Investment Operations:
Net investment income[1]	0.29	0.36	0.45	0.47	0.57
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.18)	0.62	0.21	0.42	1.26

Total Income from Investment Operations	0.11	0.98	0.66	0.89	1.83

Less Distributions:
From net investment income	(0.29)	(0.38)	(0.45)	(0.47)	(0.56)
From net capital gains	(0.06)	(0.22)	(0.08)	(0.17)	–

Total Distributions	(0.35)	(0.60)	(0.53)	(0.64)	(0.56)

Net Asset Value, End of Year	$10.68	$10.92	$10.54	$10.41	$10.16

Total Return	1.07%	9.46%	6.55%	8.86%	21.16%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$10,587,362	$10,806,099	$8,154,998	$6,999,143	$4,645,082
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.62%	0.61%	0.63%	0.63%	0.72%
After expense waivers and reimbursements	0.62%	0.61%	0.63%	0.63%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.70%	3.30%	4.33%	4.47%	5.88%
Portfolio Turnover Rate	255%	160%	156%	228%	141%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2014 / 156

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.92	$10.54	$10.41	$10.16	$8.89

Income from Investment Operations:
Net investment income[1]	0.31	0.38	0.47	0.49	0.58
Net realized and unrealized gain/(loss) on investments, futures contracts,foreign currency exchange contracts, swap contracts and written options	(0.18)	0.62	0.21	0.42	1.27

Total Income from Investment Operations	0.13	1.00	0.68	0.91	1.85

Less Distributions:
From net investment income	(0.31)	(0.40)	(0.47)	(0.49)	(0.58)
From net capital gains	(0.06)	(0.22)	(0.08)	(0.17)	—

Total Distributions	(0.37)	(0.62)	(0.55)	(0.66)	(0.58)

Net Asset Value, End of Year	$10.68	$10.92	$10.54	$10.41	$10.16

Total Return	1.29%	9.69%	6.78%	9.08%	21.42%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$16,023,118	$13,693,971	$11,275,951	$5,972,132	$3,784,988
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.40%	0.40%	0.42%	0.42%	0.51%
After expense waivers and reimbursements	0.40%	0.40%	0.42%	0.42%	0.51%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.90%	3.52%	4.53%	4.67%	6.03%
Portfolio Turnover Rate	255%	160%	156%	228%	141%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

157 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.93	$10.55	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.26	0.33	0.43	0.44	0.13
Net realized and unrealized gain/(loss) on investments, futures contracts,foreign currency exchange contracts, swap contracts and written options	(0.18)	0.63	0.21	0.42	0.17

Total Income from Investment Operations	0.08	0.96	0.64	0.86	0.30

Less Distributions:
From net investment income	(0.27)	(0.36)	(0.43)	(0.44)	(0.13)
From net capital gains	(0.06)	(0.22)	(0.08)	(0.17)	–

Total Distributions	(0.33)	(0.58)	(0.51)	(0.61)	(0.13)

Net Asset Value, End of Period	$10.68	$10.93	$10.55	$10.42	$10.17

Total Return	0.79%	9.24%	6.34%	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$39,430	$15,783	$7,061	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.81%	0.81%	0.83%	0.83%	0.92%
After expense waivers and reimbursements	0.81%	0.81%	0.83%	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.47%	3.04%	4.14%	4.16%	4.66%
Portfolio Turnover Rate	255%	160%	156%	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Annual Report March 2014 / 158

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.29	0.35	0.30
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.17)	0.60	0.07

Total Income from Investment Operations	0.12	0.95	0.37

Less Distributions:
From net investment income	(0.29)	(0.38)	(0.34)
From net capital gains	(0.06)	(0.22)	(0.08)

Total Distributions	(0.35)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.07	$10.30	$9.95

Total Return	1.30%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$535,236	$348,453	$119,860
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.39%	0.40%	0.41%[4]
After expense waivers and reimbursements	0.39%	0.39%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.88%	3.42%	4.43%[4]
Portfolio Turnover Rate	255%	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012.
[4]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

159 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.59	$10.11	$10.94	$10.40	$7.65

Income from Investment Operations:
Net investment income[1]	0.54	0.64	0.73	0.82	0.92
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	0.05	0.57	(0.68)	0.59	2.78

Total Income from Investment Operations	0.59	1.21	0.05	1.41	3.70

Less Distributions:
From net investment income	(0.53)	(0.68)	(0.76)	(0.82)	(0.91)
From net capital gains	(0.28)	(0.05)	(0.12)	(0.05)	(0.04)

Total Distributions	(0.81)	(0.73)	(0.88)	(0.87)	(0.95)

Redemption fees added to paid-in capital (Note 8)	–	–	–	0.00 [2]	0.00 [2]

Net Asset Value, End of Year	$10.37	$10.59	$10.11	$10.94	$10.40

Total Return	5.89%	12.40%	0.68%	14.19%	49.85%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,323,298	$1,335,683	$1,227,806	$1,351,022	$523,717
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.82%	0.81%	0.85%	0.85%	0.88%
After expense waivers and reimbursements	0.80%	0.79%	0.82%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.20%	6.20%	7.14%	7.73%	9.29%
Portfolio Turnover Rate	66%	74%	54%	34%	40%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

See accompanying notes to financial statements.

Annual Report March 2014 / 160

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Net Asset Value, Beginning of Year	$10.59	$10.11	$10.94	$10.40	$7.65

Income from Investment Operations:
Net investment income[1]	0.57	0.66	0.75	0.85	0.95
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	0.05	0.57	(0.68)	0.59	2.77

Total Income from Investment Operations	0.62	1.23	0.07	1.44	3.72

Less Distributions:
From net investment income	(0.56)	(0.70)	(0.78)	(0.85)	(0.93)
From net capital gains	(0.28)	(0.05)	(0.12)	(0.05)	(0.04)

Total Distributions	(0.84)	(0.75)	(0.90)	(0.90)	(0.97)

Redemption fees added to paid-in capital (Note 8)	–	–	–	0.00 [2]	0.00 [2]

Net Asset Value, End of Year	$10.37	$10.59	$10.11	$10.94	$10.40

Total Return	6.16%	12.67%	0.93%	14.48%	50.22%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$910,268	$997,308	$1,062,563	$765,086	$252,022
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.56%	0.57%	0.60%	0.60%	0.63%
After expense waivers and reimbursements	0.55%	0.54%	0.57%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.45%	6.46%	7.35%	7.99%	9.82%
Portfolio Turnover Rate	66%	74%	54%	34%	40%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

See accompanying notes to financial statements.

161 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M*
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.29	0.36	0.32
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.07	0.61	1.24

Total Income from Investment Operations	0.36	0.97	1.56

Less Distributions:
From net investment income	(0.29)	(0.39)	(0.31)
From net capital gains	(0.01)	–	(0.02)

Total Distributions	(0.30)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.87	$11.81	$11.23

Total Return	3.09%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$305,872	$100,087	$9,894
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.04%	1.35%	2.86%[4]
After expense waivers and reimbursements	0.99%	0.99%	0.99%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.46%	3.07%	6.11%[4]
Portfolio Turnover Rate	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2014 / 162

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.32	0.38	0.33
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.07	0.62	1.23

Total Income from Investment Operations	0.39	1.00	1.56

Less Distributions:
From net investment income	(0.32)	(0.42)	(0.32)
From net capital gains	(0.01)	–	(0.02)

Total Distributions	(0.33)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.86	$11.80	$11.22

Total Return	3.34%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$412,757	$87,893	$7,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.78%	1.10%	2.60%[4]
After expense waivers and reimbursements	0.75%	0.75%	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.70%	3.21%	6.23%[4]
Portfolio Turnover Rate	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

163 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

FLOATING RATE INCOME FUND CLASS M*
PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.26
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.25

Total Income from Investment Operations	0.51

Less Distributions:
From net investment income	(0.22)
From net capital gains	(0.01)

Total Distributions	(0.23)

Net Asset Value, End of Period	$10.28

Total Return	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,311
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.11%[4]
After expense waivers and reimbursements	0.85%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.41%[4]
Portfolio Turnover Rate	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the period ended March 31, 2014.
[4]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2014 / 164

Metropolitan West Funds

Financial Highlights

FLOATING RATE INCOME FUND CLASS I*
PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.26
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.26

Total Income from Investment Operations	0.52

Less Distributions:
From net investment income	(0.23)
From net capital gains	(0.01)

Total Distributions	(0.24)

Net Asset Value, End of Period	$10.28

Total Return	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$115,448
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.81%[4]
After expense waivers and reimbursements	0.65%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.34%[4]
Portfolio Turnover Rate	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the period ended March 31, 2014.
[4]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

165 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$8.32	$7.82	$8.21	$7.45	$5.69

Income from Investment Operations:
Net investment income[1]	0.22	0.39	0.44	0.40	0.58
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.02)	0.51	(0.36)	0.78	1.91

Total Income from Investment Operations	0.20	0.90	0.08	1.18	2.49

Less Distributions:
From net investment income	(0.23)	(0.40)	(0.47)	(0.42)	(0.73)

Total Distributions	(0.23)	(0.40)	(0.47)	(0.42)	(0.73)

Net Asset Value, End of Year	$8.29	$8.32	$7.82	$8.21	$7.45

Total Return	2.42%	11.80%	1.11%	16.21%	46.49%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$73,180	$36,823	$20,882	$88,162	$47,906
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.26%	2.16%	2.14%	2.22%	2.01%
After expense waivers and reimbursements	2.26%	2.16%	2.14%	2.22%	2.01%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.62%	4.85%	5.52%	5.10%	8.41%
Portfolio Turnover Rate	51%	50%	70%	93%	208%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 1.63%.

See accompanying notes to financial statements.

Annual Report March 2014 / 166

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$8.32	$7.82	$8.21	$7.44	$5.69

Income from Investment Operations:
Net investment income[1]	0.25	0.42	0.49	0.43	0.71
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.03)	0.50	(0.39)	0.78	1.79

Total Income from Investment Operations	0.22	0.92	0.10	1.21	2.50

Less Distributions:
From net investment income	(0.25)	(0.42)	(0.49)	(0.44)	(0.75)

Total Distributions	(0.25)	(0.42)	(0.49)	(0.44)	(0.75)

Net Asset Value, End of Year	$8.29	$8.32	$7.82	$8.21	$7.44

Total Return	2.69%	12.08%	1.36%	16.66%	46.65%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$146,485	$178,751	$162,947	$180,409	$167,570
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.99%	1.91%	1.89%	1.97%	1.76%
After expense waivers and reimbursements	1.99%	1.91%	1.89%	1.97%	1.76%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.07%	5.18%	6.19%	5.41%	10.56%
Portfolio Turnover Rate	51%	50%	70%	93%	208%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 1.38%.

See accompanying notes to financial statements.

167 / Annual Report March 2014

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$5.35	$4.63	$4.48	$3.79	$2.96

Income from Investment Operations:
Net investment income[1]	0.08	0.07	0.11	0.12	0.15
Net realized and unrealized gain on investments, futures contracts and swap contracts	1.13	0.71	0.21	0.84	2.45

Total Income from Investment Operations	1.21	0.78	0.32	0.96	2.60

Less Distributions:
From net investment income	(0.08)	(0.06)	(0.09)	(0.17)	(0.18)
From net capital gains	–	–	–	–	(0.22)
From return of capital	–	–	(0.08)	(0.10)	(1.37)

Total Distributions	(0.08)	(0.06)	(0.17)	(0.27)	(1.77)

Net Asset Value, End of Year	$6.48	$5.35	$4.63	$4.48	$3.79

Total Return	22.75%	16.88%	7.35%	26.31%	96.57%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$5,324	$6,156	$5,140	$9,780	$11,039
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.98%	2.94%	2.09%	1.88%	1.30%
After expense waivers and reimbursements	0.90%	0.91%[3]	0.97%	0.90%	1.21%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.43%	1.45%	2.75%	3.14%	3.84%
Portfolio Turnover Rate	50%	41%	31%	71%	24%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal years ended March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

[3]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would of been 0.90%.

See accompanying notes to financial statements.

Annual Report March 2014 /168

Notes to Financial Statements

March 31, 2014

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on August 1, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on October 1, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio

169 / Annual Report March 2014

Notes to Financial Statements (Continued)

of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetropolitanWest (“MetWest”). When the Funds use these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales,

Annual Report March 2014 / 170

Notes to Financial Statements (Continued)

income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns files for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued ASU 2013-08 guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

171 / Annual Report March 2014

Notes to Financial Statements (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) having a maturity of 60 days or less generally are valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the

Annual Report March 2014 / 172

Notes to Financial Statements (Continued)

bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2014, Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations and corporate bonds.

173 / Annual Report March 2014

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value March 31, 2014 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 1,399,601	$ –	$ 1,399,601
Money Market Funds	3,931,000	–	–	3,931,000
U.S. Agency Discount Notes	–	16,054,456	–	16,054,456
U.S. Treasury Bills	1,084,973	–	–	1,084,973
Long-Term Investments:
Asset-Backed Securities	–	7,226,852	–	7,226,852
Bank Loans	–	637,999	–	637,999
Corporates	–	23,975,725	–	23,975,725
Foreign Government Obligations	–	645,065	–	645,065
Mortgage-Backed	–	124,938,693	75,655	125,014,348
Municipal Bonds	–	525,395	–	525,395
U.S. Agency Securities	–	7,171,392	–	7,171,392
U.S. Treasury Securities	5,210,903	–	–	5,210,903
Total	$ 10,226,876	$182,575,178	$ 75,655	$192,877,709

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 86,769,329	$ –	$ 86,769,329
Money Market Funds	72,422,000	–	–	72,422,000
Repurchase Agreements	–	62,000,000	–	62,000,000
U.S. Agency Discount Notes	–	332,854,309	–	332,854,309
Long-Term Investments:
Asset-Backed Securities	–	463,445,764	–	463,445,764
Bank Loans	–	27,357,819	–	27,357,819
Corporates	–	678,302,035	877,250	679,179,285
Foreign Government Obligations	–	18,069,642	–	18,069,642
Mortgage-Backed	–	1,578,202,931	5,060,781	1,583,263,712
Municipal Bonds	–	28,480,821	–	28,480,821
Purchased Swaptions	–	826,855	–	826,855
U.S. Agency Securities	–	172,585,606	–	172,585,606
U.S. Treasury Securities	99,555,648		–	99,555,648
Other Financial Instruments *
Liabilities:
Interest rate contracts	–	(513,983)	–	(513,983)
Total	$171,977,648	$3,448,381,128	$ 5,938,031	$3,626,296,807
 *Other financial instruments include written swaptions and swaptions. Interest rate contracts include written swaptions and swaptions.

Annual Report March 2014 / 174

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 4,603,754	$ –	$ 4,603,754
Money Market Funds	9,992,000	–	–	9,992,000
U.S. Agency Discount Notes	–	54,923,448	–	54,923,448
U.S. Treasury Bills	11,000	–	–	11,000
Long-Term Investments:
Asset-Backed Securities	–	26,948,615	–	26,948,615
Bank Loans	–	733,456	–	733,456
Corporates	–	99,910,044	–	99,910,044
Mortgage-Backed	–	193,457,249	–	193,457,249
Municipal Bonds	–	5,899,138	–	5,899,138
U.S. Agency Securities	–	20,347,617	–	20,347,617
U.S. Treasury Securities	97,564,304	–	–	97,564,304
Other Financial Instruments *
Assets:
Interest rate contracts	–	120,315	–	120,315
Liabilities:
Interest rate contracts	–	(1,071)	–	(1,071)
Total	$107,567,304	$406,942,565	$ –	$514,509,869

 *Other financial instruments include swap contracts and swaptions. Interest rate contracts include interest rate swaps and swaptions.

175 / Annual Report March 2014

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 565,505,823	$ –	$ 565,505,823
Money Market Funds	535,979,000	–	–	535,979,000
Repurchase Agreements	–	427,500,000	–	427,500,000
U.S. Agency Discount Notes	–	2,403,208,551	–	2,403,208,551
U.S. Treasury Bills	8,270,715	–	–	8,270,715
Long-Term Investments:
Asset-Backed Securities	–	1,528,758,986	66,695,628	1,595,454,614
Bank Loans	–	135,826,273	–	135,826,273
Common Stock	31,305,930	–	–	31,305,930
Corporates	–	4,270,826,679	1,842,500	4,272,669,179
Foreign Government Obligations	–	79,578,612	–	79,578,612
Mortgage-Backed	–	12,186,639,546	34,813,444	12,221,452,990
Municipal Bonds	–	532,019,235	–	532,019,235
Purchased Swaptions	–	47,479,949	–	47,479,949
U.S. Agency Securities	–	304,689,571	–	304,689,571
U.S. Treasury Securities	7,429,898,987	–	–	7,429,898,987
Other Financial Instruments *
Assets:
Interest rate contracts	5,100,320	63,710,189	–	68,810,509
Liabilities:
Credit contracts	–	(392,918)	–	(392,918)
Interest rate contracts	(4,364,047)	(47,396,661)	–	(51,760,708)
Total	$8,006,190,905	$22,497,953,835	$103,351,572	$30,607,496,312

*Other financial instruments include futures, swap contracts, written swaptions and swaptions. Credit contracts include credit default swaps. Interest rate contracts include futures, interest rate swaps, written swaptions and swaptions.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 39,163,000	$ –	$ –		$ 39,163,000
U.S. Agency Discount Notes	–	103,087,979	–		103,087,979
U.S. Treasury Bills	11,000	–	–		11,000
Long-Term Investments:
Asset-Backed Securities	–	70,748,610	–		70,748,610
Bank Loans	–	216,392,937	4,975,000	*	221,367,937
Common Stock	18,847,324	–	–		18,847,324
Corporates	–	1,738,185,628	–		1,738,185,628
Mortgage-Backed	–	419,839	1		419,840
U.S. Treasury Securities	5,414,129	–	–		5,414,129
Other Financial Instruments **
Assets:
Credit contracts	–	1,278,663	–		1,278,663
Total	$ 63,435,453	$ 2,130,113,656	$ 4,975,001		$ 2,198,524,110

*As of March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**Other financial instruments include swap contracts. Credit contracts include credit default swaps.

Annual Report March 2014 / 176

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 11,203,562	$ –	$ 11,203,562
Money Market Funds	14,356,000	–	–	14,356,000
U.S. Agency Discount Notes	–	50,508,318	–	50,508,318
U.S. Treasury Bills	710,975	–	–	710,975
Long-Term Investments:
Asset-Backed Securities	–	135,058,131	–	135,058,131
Bank Loans	–	3,853,613	–	3,853,613
Common Stock	3,511,788	–	–	3,511,788
Corporates	–	142,163,459	–	142,163,459
Foreign Government Obligations	–	4,638,123	–	4,638,123
Mortgage-Backed	–	308,348,931	65,416	308,414,347
Municipal Bonds	–	15,107,072	–	15,107,072
Mutual Funds	3,032,864	–	–	3,032,864
U.S. Agency Securities	–	19,893,126	–	19,893,126
U.S. Treasury Securities	5,881,940	–	–	5,881,940
Other Financial Instruments *
Assets:
Credit contracts	–	50,454	–	50,454
Interest rate contracts	273,856	–	–	273,856
Liabilities:
Interest rate contracts	(34,096)	–	–	(34,096)
Total	$ 27,733,327	$690,824,789	$ 65,416	$718,623,532

*Other financial instruments include swap contracts and futures. Credit contracts include credit default swaps. Interest rate contracts include futures.

FLOATING RATE INCOME FUND*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 2,433,000	$ –	$ –	$ 2,433,000
U.S. Agency Discount Notes	–	1,679,909	–	1,679,909
Long-Term Investments:
Bank Loans	–	94,249,966	995,000	95,244,966
Corporates	–	11,951,385	–	11,951,385
Municipal Bonds	–	601,980	–	601,980
U.S. Agency Securities	–	635,195	–	635,195
Total	$ 2,433,000	$109,118,435	$ 995,000	$112,546,435

*The Floating Rate Income Fund commenced operations on June 28, 2013.

177 / Annual Report March 2014

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 2,214,401	$ –		$ 2,214,401
Money Market Funds	4,392,000	–	–		4,392,000
U.S. Agency Discount Notes	–	29,921,705	–		29,921,705
U.S. Treasury Bills	4,755,882	–	–		4,755,882
Long-Term Investments:
Asset-Backed Securities	–	35,961,982	1,910,625		37,872,607
Bank Loans	–	1,783,755	–	*	1,783,755
Common Stock	1,761,863	–	–		1,761,863
Corporates	–	19,096,339	–		19,096,339
Mortgage-Backed	–	107,082,031	400		107,082,431
Mutual Funds	1,374,967	–	–		1,374,967
U.S. Agency Securities	–	1,049,122	–		1,049,122
U.S. Treasury Securities	6,090,501	–	–		6,090,501
Total	$ 18,375,213	$197,109,335	$ 1,911,025		$217,395,573

*As of March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 98,000	$ –	$ –	$ 98,000
U.S. Agency Discount Notes	–	714,979	–	714,979
U.S. Treasury Bills	80,997	–	–	80,997
Long-Term Investments:
Asset-Backed Securities	–	708,024	–	708,024
Corporates	–	1,006,359	44,000	1,050,359
Mortgage-Backed	–	2,221,661	109,090	2,330,751
Municipal Bonds	–	51,141	–	51,141
U.S. Agency Securities	–	25,008	–	25,008
Other Financial Instruments *
Assets:
Equity contracts	–	31,807	–	31,807
Liabilities:
Equity contracts	(3,877)	–	–	(3,877)
Total	$ 175,120	$ 4,758,979	$ 153,090	$ 5,087,189

*Other financial instruments include total return swap contracts and futures. Equity contracts include total return swaps and futures.

Annual Report March 2014 / 178

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable.A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred between levels 1 and 2 for the year ended March 31, 2014.

For the year ended March 31, 2014, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$71,286
Realized (loss)	(13,039)
Change in unrealized appreciation*	17,408
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of March 31, 2014	$75,655

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $17,408 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$4,160,478	$813,450	$3,839,878
Accrued discounts/premiums	–	91	–
Realized gain/(loss)	23	–	(225,693)
Change in unrealized appreciation/(depreciation)*	(1,416)	63,709	1,446,596
Purchases	–	–	–
Sales	(4,159,085)	–	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–	–

Balance as of March 31, 2014	$–	$877,250	$5,060,781

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $1,510,304 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

179 / Annual Report March 2014

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$109,382,430	$15,347,377	$3,063,625	$42,639,350
Accrued discounts/premiums	125	18,666	6,847	–
Realized (loss)	(4,129,739)	(1,359,850)	–	(6,985,945)
Change in unrealized appreciation/(depreciation)*	154,678	(135,998)	669,203	(839,961)
Purchases	–	–	–	–
Sales	(38,711,866)	(13,870,195)	(1,897,175)	–
Transfers into Level 3**	–	–	–	–
Transfers out of Level 3**	–	–	–	–

Balance as of March 31, 2014	$66,695,628	$–	$1,842,500	$34,813,444

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $(445,495) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

HIGH YIELD BOND FUND	BANK LOANS		CORPORATE BONDS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$3,836,574	***	$658,775	$29
Accrued discounts/premiums	456		–	–
Realized (loss)	–		(542,167)	–
Change in unrealized appreciation/(depreciation)*	40,547		175,835	(28)
Purchases	4,900,000		–	–
Sales	(3,802,577)		(292,443)	–
Transfers into Level 3**	–		–	–
Transfers out of Level 3**	–		–	–

Balance as of March 31, 2014	$4,975,000	***	$–	$1

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $(62,653) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

*** As of March 31, 2014 and March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Annual Report March 2014 / 180

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$703,410	$118,466
Realized (loss)	(42,204)	(17,629)
Change in unrealized (depreciation)*	(420)	(35,421)
Purchases	–	–
Sales	(660,786)	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of March 31, 2014	$–	$65,416

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $(35,421) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

FLOATING RATE INCOME FUND*	BANK LOANS

Balance as of June 28, 2013	$–
Accrued discounts/premiums	90	.
Realized (loss)	–
Change in unrealized appreciation**	14,910
Purchases	980,000
Sales	–
Transfers into Level 3***	–
Transfers out of Level 3***	–

Balance as of March 31, 2014	$995,000

* The Floating Rate Income Fund commenced operations on June 28, 2013.

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

*** There were no transfers between level 2 and 3 for the year

181 / Annual Report March 2014

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		CORPORATES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES

Balance as of
April 1, 2013	$3,327,677	$–	***	$29,375	$353	$1
Realized (loss)	(654,471)	–		(26,715)	–	–
Change in unrealized appreciation/ (depreciation)*	120,474	–		11,750	84	2,892
Purchases	–	–		–	–	–
Sales	(883,055)	–		(14,410)	(37)	(2,893)
Transfers into Level 3**	–	–		–	–	–
Transfers out of Level 3**	–	–		–	–	–

Balance as of
March 31, 2014	$1,910,625	$–	***	$–	$400	$–

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $127,170 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

*** As of March 31, 2014 and March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

ALPHATRAK 500 FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2013	$40,800	$102,790
Realized (loss)	–	(19,062)
Change in unrealized appreciation*	3,200	25,362
Purchases	–	–
Sales	–	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of
March 31, 2014	$44,000	$109,090

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2014 was $28,562 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year

Annual Report March 2014 / 182

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2014, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-Agency	$75,655	Methods of Comparables/Consensus Pricing	Offered Quote	1.46	1.46
LOW DURATION BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$877,250	Methods of Comparables/Consensus Pricing	Offered Quote	55.00	55.00
Mortgage-Backed Securities-Non-Agency	$5,060,781	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	2.22
TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$66,695,628	Methods of Comparables/Consensus Pricing	Offered Quote	20.00 - 100.00	99.93
Corporate Securities	$1,842,500	Methods of Comparables/Consensus Pricing	Offered Quote	55.00	55.00
Mortgage-Backed Securities-Non-Agency	$34,813,444	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	2.26
HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$4,975,000	Methods of Comparables/Consensus Pricing	Offered Quote	0.01 - 99.50	99.50
Mortgage-Backed Securities-Non-Agency	$1	Methods of Comparables/Consensus Pricing	Offered Quote	0.03	0.03
UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-Agency	$65,416	Methods of Comparables/Consensus Pricing	Offered Quote	0.80 - 8.56	1.96
FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$995,000	Methods of Comparables/Consensus Pricing	Offered Quote	99.50	99.50
STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$1,910,625	Methods of Comparables/Consensus Pricing	Offered Quote	20.00 - 100.00	98.78

Mortgage-Backed Securities-Non-Agency	$400	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	8.00

183 / Annual Report March 2014

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$44,000	Methods of Comparables/Consensus Pricing	Offered Quote	55.00	55.00
Mortgage-Backed Securities-Non Agency	$109,090	Methods of Comparables/Consensus Pricing	Offered Quote	1.46	1.46

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Funds’ Pricing Committee in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Funds’ Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Pricing Committee reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Trustees may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of March 31, 2014:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received on swap
	contracts	contracts
	Receivable for daily variation	Payable for daily variation margin
margin
Credit contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts
Equity contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts
	Receivable for daily variation	Payable for daily variation margin
margin
Foreign currency exchange	Unrealized appreciation on	Unrealized depreciation on foreign
contracts	foreign currency exchange	currency exchange contracts
contracts

Annual Report March 2014 / 184

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2014:

	ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$–	$–	$5,100,320
Swaps	–	–	120,315	63,710,189
Swaptions	–	826,855	–	47,479,949

Total	$–	$826,855	$120,315	$116,290,458

	ASSET DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$1,278,663	$50,454	$–	$–	$–
Equity contracts:
Swaps	–	–	–	–	31,807
Interest contracts:
Futures[1]	–	273,856	–	–	–

Total	$1,278,663	$324,310	$–	$–	$31,807

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

*The Floating Rate Income Fund commenced operations on June 28, 2013.

	LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$(392,918)
Interest contracts:
Futures[1]	–	–	–	(4,364,047)
Swaps	–	–	–	(36,400,507)
Swaptions	–	(513,983)	(1,071)	(10,996,154)

Total	$–	$(513,983)	$(1,071)	$(52,153,626)

	LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Equity contracts:
Futures[1]	$–	$–	$–	$–	$(3,877)
Interest contracts:
Futures[1]	–	(34,096)	–	–	–

Total	$–	$(34,096)	$–	$–	$(3,877)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

*The Floating Rate Income Fund commenced operations on June 28, 2013.

185 / Annual Report March 2014

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the year ended March 31, 2014:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$6,129,060
Interest contracts:
Futures	–	–	(78,382)	(9,398,226)
Swaps	–	–	–	(4,823,737)
Swaptions	–	–	–	11,738,564
Foreign currency exchange contracts:
Forwards	–	(166,138)	10,561	(3,798,568)

Total	$–	$(166,138)	$(67,821)	$(152,907)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(101,091)	$39,536	$–	$–	$–
Equity contracts:
Futures	–	–	–	–	300,557
Swaps	–	–	–	1,502	954,388
Interest contracts:
Futures	209,301	2,133,913	–	(6,255)	–
Swaps	–	–	–	6,020	–
Foreign currency exchange contracts:
Forwards	–	(269,577)	–	–	–

Total	$108,210	$1,903,872	$–	$1,267	$1,254,945

  * The Floating Rate Income Fund commenced operations on June 28, 2013.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$(5,376,398)
Interest contracts:
Futures[1]	–	–	–	(4,731,697)
Swaps	–	17,136	88,277	14,187,838
Swaptions	–	35,089	–	5,527,426
Foreign currency exchange contracts:
Forwards	–	365,283	164,366	11,240,162

Total	$–	$417,508	$252,643	$20,847,331

  1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

Annual Report March 2014 / 186

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(413,162)	$9,201	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	(26,648)
Swaps	–	–	–	(259)	(121,393)
Interest contracts:
Futures[1]	287,564	431,974	–	–	–
Foreign currency exchange contracts:
Forwards	–	1,102	–	–	–

Total	$(125,598)	$442,277	$–	$(259)	$(148,041)

  1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

  *The Floating Rate Income Fund commenced operations on June 28, 2013.

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	11,356
Average number of contracts sold	–	–	15	5,702
Average value of contracts purchased	$–	$–	$–	$9,782,518
Average value of contracts sold	$–	$–	$34,226	$3,238,825
Swaptions purchased:
Average number of contracts	–	1	–	7
Average notional value	$–	$469,500	$–	$44,671,665
Swaptions written:
Average number of contracts	–	1	–	2
Average notional value	$–	$270,000	$–	$4,057,435
Credit default swaps:
Average number of contracts - buy protection	–	–	–	2
Average notional value - buy protection	$–	$–	$–	$35,450,000
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	16
Average notional value - pays fixed rate	$–	$–	$1,445,000	$1,185,012,500
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$10,080,000	$595,000	$63,960,000

187 / Annual Report March 2014

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	–	9
Average number of contracts sold	–	494	–	1	–
Average value of contracts purchased	$–	$–	$–	$–	$27,702
Average value of contracts sold	$–	$953,269	$–	$5,136	$–
Credit default swaps:
Average number of contracts - buy protection	2	1	–	–	–
Average notional value - buy protection	$12,312,500	$594,000	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	2
Average notional value	$–	$–	$–	$–	$3,750

*The Floating Rate Income Fund commenced operations on June 28, 2013.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Annual Report March 2014 / 188

Notes to Financial Statements (Continued)

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Funds as of March 31, 2014, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/ (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Deutsche Bank AG
Repurchase Agreement	$27,000,000	$(27,000,000)[2]	$–	$–

Total Deutsche Bank AG	27,000,000	(27,000,000)	–	–
Goldman Sachs Group, Inc.
Swaptions	826,855	–	(504,911)	321,944

Total Goldman Sachs Group, Inc.	826,855	–	(504,911)	321,944
RBS Securities, Inc.
Repurchase Agreement	35,000,000	(35,000,000)[3]	–	–

Total RBS Securities, Inc.	35,000,000	(35,000,000)	–	–
Total	$62,826,855	$(62,000,000)	$(504,911)	$321,944

[1]Represents the net amount receivable from the counterparty in the event of default.

[2]Collateral with a value of $27,540,730 has been received in connection with a master repurchase agreement. Excess of collateral received from the   individual master repurchase agreement is not shown for financial reporting purposes.

[3]Collateral with a value of $35,701,849 has been received in connection with a master repurchase agreement. Excess of collateral received from the   individual master repurchase agreement is not shown for financial reporting purposes.

189 / Annual Report March 2014

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/ LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Citigroup, Inc.
Swaptions	$9,072	$(8,000)	$–	$1,072

Total Citigroup, Inc.	9,072	(8,000)	–	1,072
Goldman Sachs Group, Inc.
Swaptions	504,911	–	(504,911)	–

Total Goldman Sachs Group, Inc.	504,911	–	(504,911)	–
Total	$513,983	$(8,000)	$(504,911)	$1,072

[4]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/ (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$120,315	$–	$–	$120,315
Total Barclays, Inc.	120,315	–	–	120,315
Total	$120,315	$–	$–	$120,315
[1]Represents the net amount receivable from the counterparty in the event of default.

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/ LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Citigroup, Inc.
Swaptions	$1,071	$–	$–	$1,071
Total Citigroup, Inc.	1,071	–	–	1,071
Total	$1,071	$–	$–	$1,071
[2]Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2014 / 190

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$ 37,639,145	$(17,553,874)	$(19,364,109)	$ 721,162
Swaptions	3,356,923	–	(3,356,923)	–

Total Barclays, Inc.	40,996,068	(17,553,874)	(22,721,032)	721,162

Citigroup, Inc.
Swap agreements	7,980,240	(6,683,000)	(766,972)	530,268
Swaptions	–	–	–	–

Total Citigroup, Inc.	7,980,240	(6,683,000)	(766,972)	530,268

Deutsche Bank AG
Repurchase Agreement	62,500,000	(62,500,000)[2]	–	–
Swap agreements	5,478,524	–	(5,374,826)	103,698
Swaptions	1,510,830	–	(1,045,859)	464,971

Total Deutsche Bank AG	69,489,354	(62,500,000)	(6,420,685)	568,669

Goldman Sachs Group, Inc.
Swap agreements	6,118,547	–	(6,024,846)	93,701
Swaptions	–	–	–	–

Total Goldman Sachs Group, Inc.	6,118,547	–	(6,024,846)	93,701

JPMorgan Chase & Co.
Swap agreements	–	–	–	–

Total JPMorgan Chase & Co.	–	–	–	–

Morgan Stanley Capital Services, Inc.
Swap agreements	6,493,733	(4,000,000)	(2,398,773)	94,960
Swaptions	4,289,571	–	(4,289,571)	–

Total Morgan Stanley Capital Services, Inc.	10,783,304	(4,000,000)	(6,688,344)	94,960

Morgan Stanley Capital Services, Inc.
Repurchase Agreement	365,000,000	(365,000,000)[3]	–	–

Total Morgan Stanley Capital Services, Inc.	365,000,000	(365,000,000)	–	–

Total	$500,367,513	$(455,736,874)	$(42,621,879)	$2,008,760

 1Represents the net amount receivable from the counterparty in the event of default.

 2Collateral with a value of $63,750,002 has been received in connection with a master repurchase agreement. Excess of collateral received from the    individual master repurchase agreement is not shown for financial reporting purposes.

 3Collateral with a value of $372,302,661 has been received in connection with a master repurchase agreement. Excess of collateral received from the    individual master repurchase agreement is not shown for financial reporting purposes.

191 / Annual Report March 2014

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[1]
Barclays, Inc.
Swap agreements	$18,333,327	$ –	$(18,333,327)	$–
Swaptions	4,387,705	–	(4,387,705)	–

Total Barclays, Inc.	22,721,032	–	(22,721,032)	–

Citigroup, Inc.
Swaptions	766,972	–	(766,972)	–

Total Citigroup, Inc.	766,972	–	(766,972)	–

Deutsche Bank AG
Swap agreements	7,374,826	(2,000,000)	(5,374,826)	–
Swaptions	1,045,859	–	(1,045,859)	–

Total Deutsche Bank AG	8,420,685	(2,000,000)	(6,420,685)	–

Goldman Sachs Group, Inc.
Swap agreements	7,213,477	(1,950,000)	(5,263,477)	–
Swaptions	761,369	–	(761,369)	–

Total Goldman Sachs Group, Inc.	7,974,846	(1,950,000)	(6,024,846)	–

JPMorgan Chase & Co.
Swap agreements	280,328	(280,328)	–	–

Total JPMorgan Chase & Co.	280,328	(280,328)	–	–

Morgan Stanley Capital Services, Inc.
Swaptions	6,688,344	–	(6,688,344)	–

Total Morgan Stanley Capital Services, Inc.	6,688,344	–	(6,688,344)	–

Total	$46,852,207	$(4,230,328)	$(42,621,879)	$–

         1Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2014 / 192

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Credit Suisse
Swap agreements	$ 219,511	$ –	$–	$219,511

Total Credit Suisse	219,511	–	–	219,511

Goldman Sachs Group, Inc.
Swap agreements	476,906	(476,906)	–	–
Total Goldman Sachs Group, Inc.	476,906	(476,906)	–	–

Morgan Stanley Capital Services Inc.
Swap agreements	582,246	(450,000)	–	132,246

Total Morgan Stanley Capital Services Inc.	582,246	(450,000)	–	132,246

Total	$1,278,663	$(926,906)	$–	$351,757

                 1Represents the net amount receivable from the counterparty in the event of default.

193 / Annual Report March 2014

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
JPMorgan Chase & Co.
Swap agreements	$50,454	$–	$–	$50,454
Total JPMorgan Chase & Co.	50,454	–	–	50,454

Total	$50,454	$–	$–	$50,454

1Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

	ALPHATRAK 500 FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$31,807	$–	$–	$31,807
Total Barclays, Inc.	31,807	–	–	31,807

Total	$31,807	$–	$–	$31,807

1Represents the net amount receivable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

Annual Report March 2014 / 194

Notes to Financial Statements (Continued)

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National MortgageAssociation (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2014, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another

195 / Annual Report March 2014

Notes to Financial Statements (Continued)

investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2014, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended March 31, 2014, the HighYield Bond Fund received in-kind payments with respect to PIK securities of $1,049,413.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2014, the Low Duration Bond Fund, Total Return Bond Fund and High Yield Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (MRA), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the year ended March 31, 2014.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security

Annual Report March 2014 / 196

Notes to Financial Statements (Continued)

purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2014, the The Low Duration Bond Fund and the Total Return Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

197 / Annual Report March 2014

Notes to Financial Statements (Continued)

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2014, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2014, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

Annual Report March 2014 / 198

Notes to Financial Statements (Continued)

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2014, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related

199 / Annual Report March 2014

Notes to Financial Statements (Continued)

securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2014 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$134,163,255	$31,285,189

Low Duration Bond Fund	2,503,624,985	590,585,721

Intermediate Bond Fund	650,553,472	524,870,967

Total Return Bond Fund	54,351,308,857	52,813,731,600

High Yield Bond Fund	1,362,364,050	1,505,873,249

Unconstrained Bond Fund	659,631,207	146,734,732

Floating Rate Income Fund*	156,871,502	63,448,619

Strategic Income Fund	100,840,493	79,637,617

AlphaTrak 500 Fund	2,176,287	1,845,122

* The Floating Rate Income Fund commenced operations on June 28, 2013.

Annual Report March 2014 / 200

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the year ended March 31, 2014 were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$8,580,814	$16,342,859

Low Duration Bond Fund	132,676,806	167,080,368

Intermediate Bond Fund	282,108,843	239,830,105

Total Return Bond Fund	16,981,833,271	16,704,441,242

High Yield Bond Fund	9,300,000	11,155,773

Unconstrained Bond Fund	6,403,241	10,165,291

Floating Rate Income Fund*	–	–

Strategic Income Fund	6,789,992	22,966,260

AlphaTrak 500 Fund	410,388	954,062

* The Floating Rate Income Fund commenced operations on June 28, 2013.

Transactions in swaption contracts written for the year ended March 31, 2014 were as follows:

	LOW DURATION BOND FUND		TOTAL RETURN BOND FUND

	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS

Outstanding at April 1, 2013	–	$ –	–	$ –
Swaptions purchased during year	3,000	540,000	8,366,700	16,229,739
Swaptions closed during year	–	–	–	–
Swaptions expired during year	–	–	–	–
Swaptions exercised during year	–	–	(2,806,100)	(1,907,598)
Outstanding at March 31, 2014	3,000	$540,000	5,560,600	$14,322,141

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, theAdviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.65% resulting in $4,291,005 of total management fees for the year ended March 31, 2014. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.17% resulting in $32,386 total management fees for the year ended March 31, 2014.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

201 / Annual Report March 2014

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2014, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.65	0.44	0.85	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Unconstrained Bond Fund	0.65	0.65	N/A	N/A	0.99	0.75	N/A	N/A
Floating Rate Income Fund*	0.55	0.55	N/A	N/A	0.85	0.65	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	2.35	2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.90	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2014, unless approved by the Board.

*The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

At March 31, 2014, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2015	2016	2017	TOTAL
Ultra Short Bond Fund	$183,240	$158,547	$163,689	$505,476
Intermediate Bond Fund	164,289	117,147	103,858	385,294
Total Return Bond Fund	–	13,084	–	13,084
High Yield Bond Fund	628,464	681,824	358,500	1,668,788
Unconstrained Bond Fund	126,868	261,222	189,032	577,122
Floating Rate Income Fund*	–	–	123,362	123,362
AlphaTrak 500 Fund	91,760	120,886	129,255	341,901

Total	$1,194,621	$1,352,710	$1,067,696	$3,615,027

*The Floating Rate Income Fund commenced operations on June 28, 2013.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $35,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $5,000. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2014. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

Annual Report March 2014 / 202

Notes to Financial Statements (Continued)

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	13,217,475	8,866,998	15,745,736	17,853,233

Shares sold	27,953,048	8,434,044	15,456,648	5,631,129
Shares issued through reinvestment of distributions	183,981	157,343	193,900	276,292
Shares redeemed	(18,783,884)	(4,240,910)	(8,033,035)	(8,014,918)

Net increase/(decrease) in fund shares	9,353,145	4,350,477	7,617,513	(2,107,497)

Shares outstanding at end of year	22,570,620	13,217,475	23,363,249	15,745,736

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	129,173,819	141,289,789	83,973,137	58,627,102	9,212	143,562

Shares sold	187,311,933	74,690,360	178,970,115	49,179,803	330,484	90,854
Shares issued through reinvestment of distributions	2,802,091	3,754,553	2,223,014	1,614,955	1,591	2,310
Shares redeemed	(101,544,962)	(90,560,883)	(72,825,573)	(25,448,723)	(22,941)	(227,514)

Net increase/(decrease) in fund shares	88,569,062	(12,115,970)	108,367,556	25,346,035	309,134	(134,350)

Shares outstanding at end of year	217,742,881	129,173,819	192,340,693	83,973,137	318,346	9,212

203 / Annual Report March 2014

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	10,811,912	8,591,271	18,502,990	18,476,679
Shares sold	9,450,714	4,813,370	23,398,888	6,279,142
Shares issued through reinvestment of distributions	231,580	351,864	650,659	846,071
Shares redeemed	(6,746,469)	(2,944,593)	(8,691,708)	(7,098,902)
Net increase in fund shares	2,935,825	2,220,641	15,357,839	26,311
Shares outstanding at end of year	13,747,737	10,811,912	33,860,829	18,502,990

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	989,142,309	773,362,330	1,253,790,292	1,069,617,054
Shares sold	318,644,159	371,473,377	744,686,158	530,159,127
Shares issued through reinvestment of distributions	30,935,985	46,060,743	39,507,301	56,641,587
Shares redeemed	(347,323,881)	(201,754,141)	(537,207,158)	(402,627,476)
Net increase in fund shares	2,256,263	215,779,979	246,986,301	184,173,238
Shares outstanding at end of year	991,398,572	989,142,309	1,500,776,593	1,253,790,292

	TOTAL RETURN BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	1,444,027	669,268	33,826,317	12,040,750
Shares sold	3,954,425	858,040	31,667,721	23,729,506
Shares issued through reinvestment of distributions	64,695	53,476	1,546,825	1,471,910
Shares redeemed	(1,772,594)	(136,757)	(13,870,155)	(3,415,849)
Net increase in fund shares	2,246,526	774,759	19,344,391	21,785,567
Shares outstanding at end of year	3,690,553	1,444,027	53,170,708	33,826,317

Annual Report March 2014 / 204

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	126,097,260	121,442,818	94,178,471	105,125,720
Shares sold	61,840,408	59,798,354	49,975,787	53,447,496
Shares issued through reinvestment of distributions	9,519,989	7,912,157	6,158,115	5,689,555
Shares redeemed	(69,898,920)	(63,056,069)	(62,544,991)	(70,084,300)
Net increase/(decrease) in fund shares	1,461,477	4,654,442	(6,411,089)	(10,947,249)
Shares outstanding at end of year	127,558,737	126,097,260	87,767,382	94,178,471

	UNCONSTRAINED BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013

Change in Fund shares:
Shares outstanding at beginning of year	8,473,001	881,012	7,448,148	692,785
Shares sold	25,553,932	9,199,585	31,769,695	7,023,093
Shares issued through reinvestment of distributions	408,099	160,110	609,872	78,078
Shares redeemed	(8,660,461)	(1,767,706)	(5,014,822)	(345,808)
Net increase in fund shares	17,301,570	7,591,989	27,364,745	6,755,363
Shares outstanding at end of year	25,774,571	8,473,001	34,812,893	7,448,148

	FLOATING RATE INCOME FUND*

	CLASS M	CLASS I

	PERIOD ENDED MARCH 31, 2014	PERIOD ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of period	–	–
Shares sold	624,075	13,515,542
Shares issued through reinvestment of distributions	5,179	256,144
Shares redeemed	(112,732)	(2,544,738)
Net increase in fund shares	516,522	11,226,948
Shares outstanding at end of period	516,522	11,226,948

  *The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

205 / Annual Report March 2014

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of year	4,423,767	2,668,730	21,493,915	20,841,277

Shares sold	7,763,355	3,002,983	5,759,239	2,628,698
Shares issued through reinvestment of distributions	152,366	161,429	176,115	202,920
Shares redeemed	(3,516,808)	(1,409,375)	(9,755,400)	(2,178,980)

Net increase/(decrease) in fund shares	4,398,913	1,755,037	(3,820,046)	652,638

Shares outstanding at end of year	8,822,680	4,423,767	17,673,869	21,493,915

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of years	1,150,859	1,111,363

Shares sold	431,289	603,309
Shares issued through reinvestment of distributions	12,521	15,068
Shares redeemed	(773,044)	(578,881)

Net increase/(decrease) in fund shares	(329,234)	39,496

Shares outstanding at end of year	821,625	1,150,859

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2014, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON- EXPIRING AMOUNTS*	LONG TERM NON- EXPIRING AMOUNTS*
Ultra Short Bond Fund	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$186,878	$4,662,406
Low Duration Bond Fund	–	–	99,373,584	21,029,490	42,081,240	755,176	52,093,396
Total Return Bond Fund	–	–	–	–	–	153,433,812	–
Unconstrained Bond Fund	–	–	–	–	–	828,570	–
Strategic Income Fund	–	6,589,872	47,852,416	18,413,032	41,345,040	–	3,985,704
AlphaTrak 500 Fund	–	–	64,047,338	15,892,244	12,617,196	–	–

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to  expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2014 / 206

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2014, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$19,845	$422,946	$66,974	$5,148,439
Undistributed long-term gains	–	–	170,592	–
Other temporary differences	(19,593)	(329,711)	(23,971)	(7,091,333)
Accumulated capital loss carryforwards and post-October losses	(48,556,401)	(215,332,886)	–	(153,433,812)
Net unrealized appreciation	975,745	34,694,664	11,738,829	926,434,782

Total accumulated earnings/(losses)	$(47,580,404)	$(180,544,987)	$11,952,424	$771,058,076

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$4,088,112	$290,569	$885,055	$–	$15,120
Other temporary differences	(817,270)	(63,321)	(4,964)	(129,588)	(32,889)
Accumulated capital loss carryforwards and post-October losses	–	(828,570)	–	(118,186,064)	(92,556,778)
Net unrealized appreciation	38,049,399	11,105,131	1,340,671	9,316,593	93,405

Total accumulated earnings/(losses)	$41,320,241	$10,503,809	$2,220,762	$(108,999,059)	$(92,481,142)

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

Permanent differences incurred during the fiscal year ended March 31, 2014, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Ultra Short Bond Fund	$(1,143)	$1,143	$–
Low Duration Bond Fund	(349,059)	9,038,060	(8,689,001)
Intermediate Bond Fund	10,514	249,251	(259,765)
Total Return Bond Fund	(10,248,453)	23,577,117	(13,328,664)
High Yield Bond Fund	3,102,118	(3,102,118)	–
Unconstrained Bond Fund	(221,400)	221,400	–
Floating Rate Income Fund*	257	–	(257)
Strategic Income Fund	(231,547)	1,332,527	(1,100,980)
AlphaTrak 500 Fund	10	(10)	–

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2014	MARCH 31, 2013	MARCH 31, 2014	MARCH 31, 2013
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,716,333	$1,887,259	$47,808,885	$49,702,256

Total taxable distributions	$1,716,333	$1,887,259	$47,808,885	$49,702,256

207 / Annual Report March 2014

Notes to Financial Statements (Concluded)

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2014	MARCH 31, 2013	MARCH 31, 2014	MARCH 31, 2013
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$9,434,302	$13,383,964	$711,772,440	$1,111,625,675
Net long-term capital gains	368,271	2,349,615	153,402,861	169,182,910
Total taxable distributions	$9,802,573	$15,733,579	$865,175,301	$1,280,808,585

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2014	MARCH 31, 2013	MARCH 31, 2014	MARCH 31, 2013
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$158,013,280	$168,817,535	$12,518,123	$3,032,545
Net long-term capital gains	20,912,662	1,049,822	137,083	–
Total taxable distributions	$178,925,942	$169,867,357	$12,655,206	$3,032,545

	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

	MARCH 31, 2014	MARCH 31, 2014	MARCH 31, 2013	MARCH 31, 2014	MARCH 31, 2013
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,689,809	$7,084,962	$10,343,830	$79,725	$79,175

Total taxable distributions	$2,689,809	$7,084,962	$10,343,830	$79,725	$79,175

* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 19, 2014. The interest rate on borrowing is higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended March 31, 2014. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $350,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Annual Report March 2014 / 208

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Metropolitan West Funds (the “Funds”), comprising Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Unconstrained Bond Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Strategic Income Fund, and Metropolitan West AlphaTrak 500 Fund as of March 31, 2014, and the related statements of operations for the year then ended (as to the Metropolitan West Floating Rate Income Fund, for the period from June 28, 2013, commencement of operations, through March 31, 2014), and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Metropolitan West Funds as of March 31, 2014, the results of their operations for the year then ended (as to the Metropolitan West Floating Rate Income Fund, for the period from June 28, 2013, commencement of operations, through March 31, 2014), and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 23, 2014

209 / Annual Report March 2014

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2014, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	FLOATING RATE INCOME FUND*	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	94.92%	82.27%	67.71%	93.57%	95.96%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	0.00%	1.32%	0.00%	20.60%	6.43%	2.96%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	3.76%	17.73%	11.69%	0.00%	1.08%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.01%	0.98%	3.42%	8.11%	0.00%	0.07%	1.56%	0.00%	0.11%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	100.00%	93.70%	83.92%	82.58%	90.69%	98.27%	65.68%	82.36%	83.11%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%

* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2014 / 210

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

211 / Annual Report March 2014

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2014 / 212

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*
Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and president of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	9	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	9	Tetra Tech, Inc. (Environmental Consulting); TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	9	None

213 / Annual Report March 2014

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of REITs, since 2005.	9	KBS Real Estate Investment Trust I, KBS Real Estate Investment Trust II, KBS Real Estate Investment Trust III and KBS Strategic Opportunity REIT, Inc. (real estate investments); TCW Funds, Inc. (mutual funds)

Robert G. Rooney (1957)	Trustee	Indefinite term, since 2009	From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	9	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, responsible for managing and trading fixed-income investments at Concept Capital Markets, LLC (until 2011, known as Sanders Morris Harris, a Houston-based broker-dealer).	9	TCW Funds, Inc. (mutual funds)

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a managing partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005.	9	Citibank-Banamex (USA) (bank); Southwest Airlines (airline)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore has served as the Managing Director of Client Services for the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	9	N/A

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is Group Managing Director of TCW Investment Management Company. Since August 1996, Mr. Landmann has been Managing Director and Generalist Portfolio Manager with the Adviser.	9	MetWest Enhanced TALF Strategy Fund, Ltd. (investment fund)

Annual Report March 2014 / 214

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of The TCW Group, Inc. (since February 2013), and the Chief Executive Officer and President of TCW Investment Management Company. He has served as Managing Director with the Adviser since October 2001 and its Chief Executive Officer since June 2008.	N/A	N/A

David S. DeVito (1963)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Administrative Officer, TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for TCW Investment Management Company. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Ms. Khan is Managing Director of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle has been the Chief Investment Officer and Group Managing Director with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane has served as Group Managing Director with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle has served as Executive Vice President of the Funds since March 2009.	N/A	N/A

Vincent Bencivenga (1951)	Chief Compliance Officer	Indefinite term, since 2009	Mr. Bencivenga has served as Chief Compliance Officer of the Funds since September 2009. He had been the Deputy Anti Money Laundering Officer of the Funds from March 2009 to September 2009. From June 2004 through February 2008, Mr. Bencivenga was Chief Compliance Officer of McMorgan & Company, a registered investment adviser in San Francisco. Mr. Bencivenga holds the Series 7 and 24 FINRA licenses.	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President and General Counsel of the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then she was Partner, Irell & Manella LLP (law firm)	N/A	N/A

215 / Annual Report March 2014

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President and Associate General Counsel, the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm).	N/A	N/A

*   Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

**  Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

*** For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

Annual Report March 2014 / 216

BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

350 S. Grand Ave., Suite 200

Los Angeles, CA 90071

DISTRIBUTOR

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www/sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2014

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $438,385 in 2014 and $411,000 in 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,650 in 2014 and $42,000 in 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $429,486 in 2014 and $530,516 in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	June 6, 2014

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date	June 6, 2014

* Print the name and title of each signing officer under his or her signature.